  As filed with the Securities and Exchange Commission on January 13, 1997
                          File No. 33-12113, 811-5028



                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                    [X]

                        Post-Effective Amendment No. 33                    [X]
                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940            [X]

                               Amendment No. 37                            [X]


                                  PIMCO Funds
               (Exact Name of Registrant as Specified in Charter)

                            840 Newport Center Drive
                        Newport Beach, California 92660
              (Address of Principal Executive Offices) (Zip Code)
              Registrant's Telephone Number, including Area Code:
                                 (714) 760-4867

          Robert W. Helm, Esq.             R. Wesley Burns
          Dechert Price & Rhoads           Pacific Investment Management Company
          1500 K Street, N.W.              840 Newport Center Drive
          Washington, D.C. 20005           Newport Beach, California 92660

                    (Name and Address of Agent for Service)



  It is proposed that this filing will become effective (check appropriate box):

    [_]  immediately upon filing pursuant to paragraph (b)

    [X]  on January 14, 1997 pursuant to paragraph (b)

    [_]  60 days after filing pursuant to paragraph (a)

    [_]  on (date) pursuant to paragraph (a)(2) of Rule 485

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933


------------------------------------------------------------------------------

                                Proposed Maximum
                                Offering
Title of        Number          Price per            Proposed      Amount of
Securities      of Shares       Share (within        Maximum       Registration
Being           Being           15 days of           Offering      Fee
Registered      Registered      filing)              Price
------------------------------------------------------------------------------

Shares of       Indefinite*     N/A                  N/A           N/A
Beneficial
Interest,
Par Value
$.0001


* Registrant has elected to register an indefinite number of shares of beneficial interest pursuant to Rule 24f-2 under the Investment Company Act of 1940. Registrant filed the Notice required by Rule 24f-2 on May 30, 1996.


     Pursuant to Agreements and Plans of Reorganization dated November 1, 1996, approved by shareholders of certain series of PIMCO Advisors Funds ("PAF") (File Nos. 2-87203 and 811-3881), the Registrant will be permitted to use any redemption credits pursuant to Rules 24e-2 and 24f-2 of the PAF Global Income Fund, in connection with its acquisition by the Registrant's Global Bond Fund II, in reliance on Rule 24f-2(b)(3)(ii) under the Investment Company Act of 1940; and the Registrant will be permitted to use the redemption credits of the PAF Total Return Income Fund and PAF High Income Fund in connection with their acquisition by the Registrant's Total Return Fund and High Yield Fund, respectively, in reliance on the position of the Staff of the Division of Investment Management set forth in Kemper Total Return Fund (pub. avail. February 6, 1995).
             ------------------------
The Reorganizations are expected to be effective on or about January 17, 1997.

                             CROSS-REFERENCE SHEET
                              REQUIRED BY RULE 495
                        UNDER THE SECURITIES ACT OF 1933


       The enclosed Prospectuses, Statement of Additional Information, and Part C relate to PIMCO Funds (the "Trust"), an investment company currently consisting of 20 separate series (the "Funds").



                                     PART A

            Institutional Class and Administrative Class Prospectus

                       Information Required in Prospectus
                       ----------------------------------


Item Number                             Heading
-----------                             -------

    1                          Cover Page

    2                          Prospectus Summary, Expense Information

    3                          Financial Highlights

    4                          Investment Objectives and Policies;
                               Characteristics and Risks of Securities and Investment Techniques; Other Information

    5                          Management of the Trust

    5A                         Information Contained in Registrant's
                               Annual Report

    6                          Dividends, Distributions and Taxes;
                               Other Information

    7                          Purchase of Shares; Net Asset Value

    8                          Redemption of Shares

    9                          Not Applicable

                                     PART A

                    Class A, Class B, and Class C Prospectus

                       Information Required in Prospectus
                       ----------------------------------


    Item Number                         Heading
    -----------                         -------

        1                      Cover Page

        2                      Schedule of Fees

        3                      Financial Highlights

        4                      Investment Objectives and Policies;
                               Characteristics and Risks of Securities and Investment Techniques

        5                      Management of the Trust

        5A                     Information Contained in Registrant's
                               Annual Report

        6                      Distributions; Taxes; Description of
                               the Trust

        7 How to Buy Shares; General; Alternative Purchase Arrangements; Exchange Privilege; Distributor and Distribution and Servicing Plans; How Net Asset Value is Determined

        8                      How to Redeem

        9                      Not Applicable

                                    PART B

          Information Required in Statement of Additional Information
          -----------------------------------------------------------


   Item Number                         Heading
   -----------                         -------

       10                      Cover Page

       11                      Table of Contents

       12                      Not Applicable

       13                      Investment Objectives and Policies; Investment
                               Restrictions

       14                      Trustees and Officers

       15                      Voting Rights

       16 Management of the Trust; Distribution of Trust Shares; Custodian, Transfer Agent and Dividend Disbursing Agent

       17                      Portfolio Transactions and Brokerage

       18                      Other Information

       19                      Distribution of Trust Shares; Net Asset Value

       20                      Taxation

       21                      Distribution of Trust Shares

       22                      Performance Information

       23                      Financial Statements

PIMCO Funds

Prospectus

January 14, 1997



                 ---------------------------------------------------------------
PIMCO Funds:     STOCK FUNDS
Pacific
Investment       StocksPLUS Fund
Management       StocksPLUS Short Strategy Fund*
Series
                 ---------------------------------------------------------------
                 STOCK AND BOND FUNDS

                 Strategic Balanced Fund*

                 ---------------------------------------------------------------
                 LONG-TERM BOND FUNDS

                 Long-Term U.S. Government Fund

                 ---------------------------------------------------------------
                 INTERMEDIATE-TERM BOND FUNDS

                 Foreign Bond Fund            Total Return Fund II*
                 Global Bond Fund*            Total Return Fund III*
                 Global Bond Fund II**        Commercial Mortgage
                 International Bond Fund*      Securities Fund*
                 High Yield Fund              Moderate Duration Fund*
                 Total Return Fund            Real Return Bond Fund

                 ---------------------------------------------------------------
                 SHORTER-TERM BOND FUNDS

                 Low Duration Fund            Short-Term Fund
                 Low Duration Fund II*        Money Market Fund
                 Low Duration Fund III*

                 * These Funds are not available for investment as of the date of this Prospectus.

                 ** Information concerning the Global Fund II assumes the completion of a reorganization not scheduled to occur until January 17, 1997 and, accordingly, this Prospectus may not be used in respect of such Fund until such date as the reorganization occurs.

                 P I M C O

            PIMCO Funds: Pacific Investment Management Series
            Prospectus
            January 14, 1997

            PIMCO Funds (the "Trust") is an open-end series management invest-ment company offering twenty separate investment portfolios (each a "Fund"), each with different investment objectives and strate-gies. Each of the twenty Funds is described herein. The Trust is designed to provide access to the professional investment manage-ment services offered by Pacific Investment Management Company ("Pacific Investment Management"), which serves as investment ad-viser (the "Advisor") to the Funds. The address of PIMCO Funds is 840 Newport Center Drive, Suite 360, Newport Beach, CA 92660.

            Each Fund offers three classes of shares in this Prospectus: Class A shares (generally sold subject to an initial sales charge), Class B shares (sold subject to a contingent deferred sales charge) and Class C shares (sold subject to an asset based sales charge). Through a separate prospectus, certain Funds offer up to two additional classes of shares, Institutional Class shares and Administrative Class shares. See "Description of the Trust--Multi-ple Classes of Shares."

            EACH OF THE FUNDS, EXCEPT THE MONEY MARKET FUND, MAY INVEST ALL OF ITS ASSETS IN DERIVATIVE INSTRUMENTS, SOME OF WHICH MAY BE PARTIC-ULARLY SENSITIVE TO CHANGES IN PREVAILING INTEREST RATES. UNEX-PECTED CHANGES IN INTEREST RATES MAY ADVERSELY AFFECT THE VALUE OF A FUND'S INVESTMENTS IN PARTICULAR DERIVATIVE INSTRUMENTS.

            This Prospectus concisely describes the information investors should know before investing in Class A, Class B or Class C shares of the Funds. Please read this Prospectus carefully and keep it for further reference.

            Information about the investment objective of each Fund, along with a detailed description of the types of securities in which each Fund may invest and of investment policies and restrictions applicable to each Fund, is set forth in this Prospectus. There can be no assurance that the investment objective of any Fund will be achieved. Because the market value of each Fund's investments will change, the investment returns and net asset value per share of each Fund will vary.

            A Statement of Additional Information dated January 14, 1997, as amended or supplemented from time to time, is available free of charge by writing to PIMCO Funds Distribution Company (the "Dis-tributor"), 2187 Atlantic Street, Stamford, Connecticut 06902, or by telephoning 800-426-0107. The Statement of Additional Informa-tion, which contains more detailed information about the Trust, has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus.

            THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SE-CURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMIS-SION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OF-FENSE.

            SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARAN-TEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORA-TION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

            INVESTMENT IN THE MONEY MARKET FUND (OR IN ANY OTHER FUND) IS NEI-THER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE MONEY MARKET FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

            THE HIGH YIELD FUND MAY INVEST ALL OF ITS ASSETS, AND THE COMMER-CIAL MORTGAGE SECURITIES FUND MAY INVEST UP TO 35% OF ITS ASSETS, IN JUNK BONDS, WHICH ARE SUBJECT TO HIGH RISK, AND SPECULATIVE WITH REGARD TO PAYMENT OF INTEREST AND RETURN OF PRINCIPAL. IN-VESTORS SHOULD CAREFULLY CONSIDER THESE RISKS BEFORE INVESTING IN THESE FUNDS. SEE "CHARACTERISTICS AND RISKS OF SECURITIES AND IN-VESTMENT TECHNIQUES--HIGH YIELD SECURITIES ("JUNK BONDS")."

                               TABLE OF CONTENTS

Overview...............................................................   3
Schedule of Fees.......................................................   4
Financial Highlights...................................................   8
Investment Objectives and Policies.....................................   9
Investment Risks and Considerations....................................  18
Characteristics and Risks of Securities
and Investment Techniques..............................................  19
Performance Information................................................  32
How to Buy Shares......................................................  34
Alternative Purchase Arrangements......................................  37
Exchange Privilege.....................................................  46
How to Redeem..........................................................  47
Distributor and Distribution and Servicing Plans.......................  51
How Net Asset Value Is Determined......................................  55
Distributions..........................................................  55
Taxes..................................................................  56
Management of the Trust................................................  57
Description of the Trust...............................................  60
Mailings to Shareholders...............................................  61
Appendix A -- Description of Duration..................................  62
Appendix B -- Description of Securities Ratings........................  63

2 PIMCO Funds: Pacific Investment Management Series

            Overview

            Pacific Investment Management, a subsidiary partnership of PIMCO Advisors L.P., is the investment adviser of all of the Funds. Pa-cific Investment Management is one of the premier fixed income in-vestment management firms in the U.S. As of November 30, 1996, Pa-cific Investment Management had over $88 billion in assets under management. Pacific Investment Management invests in all sectors of the fixed income market, using its total return philosophy-- seeking capital appreciation as well as yield.

PIMCO FUND
PROFILES
                             PIMCO                     PRIMARY
                             FUND NAME                 OBJECTIVE                              DURATION          CREDIT QUALITY/1/
              ---------------------------------------------------------------------------------------------------------
           STOCK FUNDS       StocksPLUS/2/             Total return which exceeds that of the 0-1 year          B to Aaa; max
                                                       S&P 500                                                  10% below Baa
                           ------------------------------------------------------------------------------------
                             StocksPLUS Short          Total return through implementation    0-1 year          B to Aaa; max
                             Strategy                  of short positions on the S&P 500                        10% below Baa
              ---------------------------------------------------------------------------------------------------------
           STOCK AND BOND
            FUNDS            Strategic Balanced        Maximum total return, consistent       0-6 years         B to Aaa; max
                                                       with preservation of capital                             10% below Baa
              ---------------------------------------------------------------------------------------------------------
           LONG-TERM BOND                                                                     Greater
            FUNDS            Long-Term U.S. Government Maximum total return, consistent       than or           A to Aaa
                                                       with preservation of capital          equal to
                                                                                              8 years
              ---------------------------------------------------------------------------------------------------------
           INTERMEDIATE-     Foreign Bond              Maximum total return, consistent       3-6 years         B to Aaa; max
            TERM BOND FUNDS                            with preservation of capital                             10% below Baa
                                                       (non-U.S.)
                           ------------------------------------------------------------------------------------
                             Global Bond               Maximum total return, consistent       3-6 years         B to Aaa; max
                                                       with preservation of capital (U.S.                       10% below Baa
                                                       and non-U.S.)
                           ------------------------------------------------------------------------------------
                             Global Bond II            Maximum total return, consistent       3-6 years         B to Aaa; max
                                                       with preservation of capital (U.S.                       10% below Baa
                                                       and non-U.S.)
                           ------------------------------------------------------------------------------------
                             International Bond        Maximum total return, consistent       0-8 years         Baa to Aaa
                                                       with preservation of capital (U.S.
                                                       and non-U.S.)
                           ------------------------------------------------------------------------------------
                             High Yield                Maximum total return, consistent       3-6 years         B to Aaa; min
                                                       with preservation of capital                             65% below Baa
                           ------------------------------------------------------------------------------------
                             Total Return              Maximum total return, consistent       3-6 years         B to Aaa; max
                                                       with preservation of capital                             10% below Baa
                           ------------------------------------------------------------------------------------
                             Total Return II           Maximum total return, consistent       3-6 years         Baa to Aaa
                                                       with preservation of capital
                           ------------------------------------------------------------------------------------
                             Total Return III          Maximum total return, consistent       3-6 years         B to Aaa; max
                                                       with preservation of capital                             10% below Baa
                           ------------------------------------------------------------------------------------
                             Commercial Mortgage       Maximum total return, consistent       3-8 years         B to Aaa; max
                             Securities                with preservation of capital                             35% below Baa
                           ------------------------------------------------------------------------------------
                             Moderate Duration         Maximum total return, consistent       2-5 years         B to Aaa; max
                                                       with preservation of capital                             10% below Baa
                           ------------------------------------------------------------------------------------
                             Real Return Bond/3/       Maximum real return, consistent        Not applicable,   A to Aaa
                                                       with preservation of real capital      but see Fund
                                                                                              description
              ---------------------------------------------------------------------------------------------------------
           SHORTER-TERM
            BOND FUNDS       Low Duration              Maximum total return, consistent       1-3 years         B to Aaa; max
                                                       with preservation of capital                             10% below Baa
                           ------------------------------------------------------------------------------------
                             Low Duration II           Maximum total return, consistent       1-3 years         A to Aaa
                                                       with preservation of capital
                           ------------------------------------------------------------------------------------
                             Low Duration III          Maximum total return, consistent       1-3 years         B to Aaa; max
                                                       with preservation of capital                             10% below Baa
                           ------------------------------------------------------------------------------------
                             Short-Term                Maximum current income, consistent     0-1 year          B to Aaa; max
                                                       with preservation of capital and                         10% below Baa
                                                       daily liquidity
                           ------------------------------------------------------------------------------------
                                                                                           Less than or equal   Min 95% Aaa or
                             Money Market              Maximum current income, consistent  to 90 days dollar-   Prime 1; Less
                                                       with preservation of capital and    weighted average     than or equal
                                                       daily liquidity                     maturity             to 5% Aa or
                                                                                                                Prime 2

            1. As rated by Moody's Investors Services, Inc., or if unrated, determined to be of comparable quality. For specific information concerning the credit quality of the securities in each Fund's portfolio, see "Investment Objectives and Policies."

            2. Available for purchase in tax deferred accounts only. The Fund may invest all of its assets in stock index futures backed by short term bonds.

            3. The Real Return Bond Fund will commence offering Class A, Class B and Class C shares on January 27, 1997.

                                                   January 14, 1997 Prospectus 3

            Schedule of Fees



SHAREHOLDER
TRANSACTION
EXPENSES
                                                    CLASS A   CLASS B CLASS C
                                                    SHARES    SHARES  SHARES
              ---------------------------------------------------------------
           MAXIMUM INITIAL SALES CHARGE IMPOSED ON
            PURCHASES
            (as a percentage of offering price at
            time of purchase)
             ALL FUNDS EXCEPT FOR MONEY MARKET,
              SHORT-TERM, LOW DURATION AND
              STOCKSPLUS FUNDS                          4.50%    None    None
             LOW DURATION AND STOCKSPLUS FUNDS          3.00%    None    None
             SHORT-TERM FUND                            2.00%    None    None
             MONEY MARKET FUND                      None(/1/)    None    None
              ---------------------------------------------------------------
           MAXIMUM SALES CHARGE IMPOSED ON REIN-
            VESTED DIVIDENDS
            (as a percentage of net asset value at
            time of purchase)                            None    None    None
              ---------------------------------------------------------------
           MAXIMUM CONTINGENT DEFERRED SALES
            CHARGE ("CDSC")
            (as a percentage of original purchase
            price)                                    1%(/2/) 5%(/3/) 1%(/4/)
              ---------------------------------------------------------------
           REDEMPTION FEE
             STOCKSPLUS SHORT STRATEGY FUND           1%(/5/) 1%(/5/) 1%(/5/)
             ALL OTHER FUNDS                             None    None    None
              ---------------------------------------------------------------
           EXCHANGE FEE                                  None    None    None

            1. Regular sales charges apply when Class A shares of the Money Market Fund (on which no sales charge was paid at time of pur-chase) are exchanged for shares of any other Fund.
            2. Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of pur-chase. See "Alternative Purchase Arrangements" in this Prospectus.

            3. The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines ac-cording to the schedule set forth under "Alternative Purchase Ar-rangements--Deferred Sales Charge Alternative--Class B Shares" in this Prospectus.
            4. The CDSC on Class C shares is imposed only on shares redeemed in the first year.
            5. On shares held less than 3 months.

4 PIMCO Funds: Pacific Investment Management Series

            The purpose of the following tables is to assist investors in un-derstanding the various costs and expenses of the Trust that are borne directly or indirectly by Class A, Class B and Class C shareholders of the Funds. Class A, Class B and Class C shares of the Funds were not offered prior to the date of this Prospectus, although Class A, Class B and Class C shares of the predecessor of the Global Bond Fund II, which was a series of PIMCO Advisors Funds that reorganized as a series of the Trust on January 17, 1997, were previously offered. The information for the Global Bond Fund II reflects the Fund's current fees and expenses and not the fees and expenses of its predecessor. The Examples for Class A shares assume payment of the current maximum applicable sales load. Due to the 12b-1 distribution fee imposed on Class B and Class C shares, a Class B or Class C shareholder of the Trust may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securi-ties Dealers, Inc.

            NOTE: THE FIGURES SHOWN IN THE EXAMPLES ARE ENTIRELY HYPOTHETICAL. THEY ARE NOT REPRESENTATIONS OF PAST OR FUTURE PERFORMANCE OR EX-PENSES; ACTUAL PERFORMANCE AND/OR EXPENSES MAY BE MORE OR LESS THAN SHOWN.


CLASS A
SHARES

                                                                              EXAMPLE: You
                                                                              would pay the     EXAMPLE: You
                                                                              following         would pay the
                                                                              expenses on a     following
                                                                              $1,000 investment expenses on a
                                                                              assuming (1) 5%   $1,000 investment
                                                                              annual return and assuming (1) 5%
                                                                              (2) redemption at annual return and
                                    ANNUAL FUND OPERATING EXPENSES            the end of each   (2) no
                                    (As a percentage of average net assets):  time period:      redemption:
                                                                   TOTAL
                                              ADMINI-              FUND
                                    ADVISORY  STRATIVE  12B-1      OPERATING  YEAR              YEAR
           FUND                     FEE       FEE       FEES(/1/)  EXPENSES   1    3   5   10   1    3   5   10
              ---------------------------------------------------------------------------------------------------
           STOCKSPLUS               .40%      .40%      .25%       1.05%      $40  $62 $86 $154 $40  $62 $86 $154
              ---------------------------------------------------------------------------------------------------
           STOCKSPLUS SHORT STRAT-
            EGY                     .40       .40       .25        1.05        55   77 100  167  55   77 100  167
              ---------------------------------------------------------------------------------------------------
           STRATEGIC BALANCED       .40       .40       .25        1.05        55   77 100  167  55   77 100  167
              ---------------------------------------------------------------------------------------------------
           LONG-TERM U.S.
            GOVERNMENT              .25       .40       .25         .90        54   72  93  151  54   72  93  151
              ---------------------------------------------------------------------------------------------------
           FOREIGN BOND             .25       .45       .25         .95        54   74  95  156  54   74  95  156
              ---------------------------------------------------------------------------------------------------
           GLOBAL BOND              .25       .45       .25         .95        54   74  95  156  54   74  95  156
              ---------------------------------------------------------------------------------------------------
           GLOBAL BOND II           .25       .45       .25         .95        54   74  95  156  54   74  95  156
              ---------------------------------------------------------------------------------------------------
           INTERNATIONAL BOND       .25       .45       .25         .95        54   74  95  156  54   74  95  156
              ---------------------------------------------------------------------------------------------------
           HIGH YIELD               .25       .40       .25         .90        54   72  93  151  54   72  93  151
              ---------------------------------------------------------------------------------------------------
           TOTAL RETURN             .25       .40       .25         .90        54   72  93  151  54   72  93  151
              ---------------------------------------------------------------------------------------------------
           TOTAL RETURN II          .25       .40       .25         .90        54   72  93  151  54   72  93  151
              ---------------------------------------------------------------------------------------------------
           TOTAL RETURN III         .25       .40       .25         .90        54   72  93  151  54   72  93  151
              ---------------------------------------------------------------------------------------------------
           COMMERCIAL MORTGAGE
            SECURITIES              .40       .40       .25        1.05        55   77 100  167  55   77 100  167
              ---------------------------------------------------------------------------------------------------
           MODERATE DURATION        .25       .40       .25         .90        54   72  93  151  54   72  93  151
              ---------------------------------------------------------------------------------------------------
           REAL RETURN BOND         .25       ,40       .25         .90        54   72  93  151  54   72  93  151
              ---------------------------------------------------------------------------------------------------
           LOW DURATION             .25       .40       .25         .90        39   58  78  137  39   58  78  137
              ---------------------------------------------------------------------------------------------------
           LOW DURATION II          .25       .40       .25         .90        54   72  93  151  54   72  93  151
              ---------------------------------------------------------------------------------------------------
           LOW DURATION III         .25       .40       .25         .90        54   72  93  151  54   72  93  151
              ---------------------------------------------------------------------------------------------------
           SHORT-TERM               .25       .35       .25         .85        29   47  66  123  29   47  66  123
              ---------------------------------------------------------------------------------------------------
           MONEY MARKET             .15       .35       .10(2)      .60(3)      6   19  33   75   6   19  33   75
              ---------------------------------------------------------------------------------------------------

            1. 12b-1 fees represent servicing fees which are paid annually to the Distributor and repaid to participating brokers, certain banks and other financial intermediaries. See "Distributor and Distribu-tion and Servicing Plans."
            2. The Distributor has voluntarily undertaken to reduce the 12b-1 fee it receives with respect to the Money Market Fund to .10% of the Fund's average daily net assets until further notice. Absent such undertaking, the 12b-1 fee would be .20% of the Fund's aver-age daily net assets.
            3. Absent the undertaking noted, the "Total Fund Operating Ex-penses" for the Money Market Fund would be .70% of the Fund's av-erage daily net assets.

                                                   January 14, 1997 Prospectus 5

CLASS B
SHARES
                                                                              EXAMPLE: You would EXAMPLE: You
                                                                              pay the following  would pay the
                                                                              expenses on a      following
                                                                              $1,000 investment  expenses on a
                                                                              assuming (1) 5%    $1,000 investment
                                                                              annual return and  assuming (1) 5%
                                                                              (2) redemption at  annual return and
                                ANNUAL FUND OPERATING EXPENSES                the end of each    (2) no
                                (As a percentage of average net assets):      time period:       redemption:
                                                                  TOTAL
                                           ADMINI-                FUND
                                ADVISORY   STRATIVE   12B-1       OPERATING   YEAR               YEAR
           FUND                 FEE        FEE        FEES(/1/)   EXPENSES    1    3   5    10   1    3   5   10
              ----------------------------------------------------------------------------------------------------
           STOCKSPLUS                 .40%       .40%       1.00%       1.80% $68  $87 $117 $182 $18  $57 $97 $182
              ----------------------------------------------------------------------------------------------------
           STOCKSPLUS SHORT
            STRATEGY                  .40        .40        1.00        1.80   68   87  117  182  18   57  97  182
              ----------------------------------------------------------------------------------------------------
           STRATEGIC BALANCED         .40        .40        1.00        1.80   68   87  117  182  18   57  97  182
              ----------------------------------------------------------------------------------------------------
           LONG-TERM U.S.
            GOVERNMENT                .25        .40        1.00        1.65   67   82  110  166  17   52  90  166
              ----------------------------------------------------------------------------------------------------
           FOREIGN BOND               .25        .45        1.00        1.70   67   84  112  171  17   54  92  171
              ----------------------------------------------------------------------------------------------------
           GLOBAL BOND                .25        .45        1.00        1.70   67   84  112  171  17   54  92  171
              ----------------------------------------------------------------------------------------------------
           GLOBAL BOND II             .25        .45        1.00        1.70   67   84  112  171  17   54  92  171
              ----------------------------------------------------------------------------------------------------
           INTERNATIONAL BOND         .25        .45        1.00        1.70   67   84  112  171  17   54  92  171
              ----------------------------------------------------------------------------------------------------
           HIGH YIELD                 .25        .40        1.00        1.65   67   82  110  166  17   52  90  166
              ----------------------------------------------------------------------------------------------------
           TOTAL RETURN               .25        .40        1.00        1.65   67   82  110  166  17   52  90  166
              ----------------------------------------------------------------------------------------------------
           TOTAL RETURN II            .25        .40        1.00        1.65   67   82  110  166  17   52  90  166
              ----------------------------------------------------------------------------------------------------
           TOTAL RETURN III           .25        .40        1.00        1.65   67   82  110  166  17   52  90  166
              ----------------------------------------------------------------------------------------------------
           COMMERCIAL MORTGAGE
            SECURITIES                .40        .40        1.00        1.80   68   87  117  182  18   57  97  182
              ----------------------------------------------------------------------------------------------------
           MODERATE DURATION          .25        .40        1.00        1.65   67   82  110  166  17   52  90  166
              ----------------------------------------------------------------------------------------------------
           REAL RETURN BOND           .25        .40        1.00        1.65   67   82  110  166  17   52  90  166
              ----------------------------------------------------------------------------------------------------
           LOW DURATION               .25        .40        1.00        1.65   67   82  110  166  17   52  90  166
              ----------------------------------------------------------------------------------------------------
           LOW DURATION II            .25        .40        1.00        1.65   67   82  110  166  17   52  90  166
              ----------------------------------------------------------------------------------------------------
           LOW DURATION III           .25        .40        1.00        1.65   67   82  110  166  17   52  90  166
              ----------------------------------------------------------------------------------------------------
           SHORT-TERM                 .25        .35        1.00        1.60   66   80  107  160  16   50  87  160
              ----------------------------------------------------------------------------------------------------
           MONEY MARKET               .15        .35        1.00        1.50   65   77  102  143  15   47  82  143
              ----------------------------------------------------------------------------------------------------

            1. 12b-1 fees which equal or are less than .25% represent servic-ing fees which are paid annually to the Distributor and repaid to participating brokers, certain banks and other financial interme-diaries. 12b-1 fees which exceed .25% represent aggregate distri-bution and servicing fees. See "Distributor and Distribution and Servicing Plans."

6 PIMCO Funds: Pacific Investment Management Series

CLASS C
SHARES
                                                                                       EXAMPLE: You      EXAMPLE: You
                                                                                       would pay the     would pay the
                                                                                       following         following
                                                                                       expenses on a     expenses on a
                                                                                       $1,000 investment $1,000 investment
                                                                                       assuming (1) 5%   assuming (1) 5%
                                                                                       annual return and annual return and
                                                                                       (2) redemption at (2) no
                                ANNUAL FUND OPERATING EXPENSES                         the end of each   redemption:
                                (As a percentage of average net assets):               time period:
                                                                       TOTAL
                                ADVIS-     ADMINI-                     FUND
                                ORY        STRATIVE   12B-1            OPERATING       YEAR              YEAR
           FUND                 FEE        FEE        FEES(/1/)        EXPENSES        1    3   5   10   1    3   5   10
              ---------------------------------------------------------------------------------------------------------
           STOCKSPLUS                 .40%       .40%        .75%(/2/)       1.55%     $26  $49 $84 $185 $16  $49 $84 $185
              ---------------------------------------------------------------------------------------------------------
           STOCKSPLUS SHORT
            STRATEGY                  .40        .40        1.00             1.80       28   57  97  212  18   57  97  212
              ---------------------------------------------------------------------------------------------------------
           STRATEGIC BALANCED         .40        .40        1.00             1.80       28   57  97  212  18   57  97  212
              ---------------------------------------------------------------------------------------------------------
           LONG-TERM U.S.
            GOVERNMENT                .25        .40        1.00             1.65       27   52  90  195  17   52  90  195
              ---------------------------------------------------------------------------------------------------------
           FOREIGN BOND               .25        .45        1.00             1.70       27   54  92  201  17   54  92  201
              ---------------------------------------------------------------------------------------------------------
           GLOBAL BOND                .25        .45        1.00             1.70       27   54  92  201  17   54  92  201
              ---------------------------------------------------------------------------------------------------------
           GLOBAL BOND II             .25        .45        1.00             1.70       27   54  92  201  17   54  92  201
              ---------------------------------------------------------------------------------------------------------
           INTERNATIONAL BOND         .25        .45        1.00             1.70       27   54  92  201  17   54  92  201
              ---------------------------------------------------------------------------------------------------------
           HIGH YIELD                 .25        .40        1.00             1.65       27   52  90  195  17   52  90  195
              ---------------------------------------------------------------------------------------------------------
           TOTAL RETURN               .25        .40        1.00             1.65       27   52  90  195  17   52  90  195
              ---------------------------------------------------------------------------------------------------------
           TOTAL RETURN II            .25        .40        1.00             1.65       27   52  90  195  17   52  90  195
              ---------------------------------------------------------------------------------------------------------
           TOTAL RETURN III           .25        .40        1.00             1.65       27   52  90  195  17   52  90  195
              ---------------------------------------------------------------------------------------------------------
           COMMERCIAL MORTGAGE
            SECURITIES                .40        .40        1.00             1.80       28   57  97  212  18   57  97  212
              ---------------------------------------------------------------------------------------------------------
           MODERATE DURATION          .25        .40        1.00             1.65       27   52  90  195  17   52  90  195
              ---------------------------------------------------------------------------------------------------------
           REAL RETURN BOND           .25        .40        1.00             1.65       27   52  90  195  17   52  90  195
              ---------------------------------------------------------------------------------------------------------
           LOW DURATION               .25        .40         .75             1.40       24   44  77  168  14   44  77  168
              ---------------------------------------------------------------------------------------------------------
           LOW DURATION II            .25        .40        1.00             1.65       27   52  90  195  17   52  90  195
              ---------------------------------------------------------------------------------------------------------
           LOW DURATION III           .25        .40        1.00             1.65       27   52  90  195  17   52  90  195
              ---------------------------------------------------------------------------------------------------------
           SHORT-TERM                 .25        .35         .55(/2/)        1.15(/3/)  22   37  63  140  12   37  63  140
              ---------------------------------------------------------------------------------------------------------
           MONEY MARKET               .15        .35         .10(/2/)         .60(/3/)  16   19  33   75   6   19  33   75
              ---------------------------------------------------------------------------------------------------------

            1. 12b-1 fees which equal or are less than .25% represent servic-ing fees which are paid annually to the Distributor and repaid to participating brokers, certain banks and other financial interme-diaries. 12b-1 fees which exceed .25% represent aggregate distri-bution and servicing fees. See "Distributor and Distribution and Servicing Plans."

            2. The Distributor has voluntarily undertaken to reduce the 12b-1 fee it may receive with respect to each of the StocksPLUS, Short-Term and Money Market Funds to the following annual rates based on the Fund's average daily net assets until further notice:
            StocksPLUS--.75%; Short-Term--.55%; and Money Market--.10%. Absent such undertakings, the 12b-1 fee for each such Fund would be as follows: StocksPLUS--1.00%; Short-Term--1.00%; and Money Market-- .20%.

            3. Absent the undertakings noted, the "Total Fund Operating Ex-penses" for the StockPLUS, Short-Term and Money Market Funds would be as follows (based on average daily net assets): StocksPLUS-- 1.80%; Short-Term--1.60%; and Money Market--.70%.

                                                   January 14, 1997 Prospectus 7

            Financial Highlights

            The financial highlights set forth below for the Global Bond Fund II present certain information and ratios as well as performance information for Class A, Class B and Class C shares for that Fund. Information for the Fund reflects the operational history of the Global Income Fund, a series of PIMCO Advisors Funds during the period listed. The Global Income Fund intends to reorganize as a series of the Trust on January 17, 1997. ALL OF THE INFORMATION IN THIS SECTION ASSUMES THAT THE REORGANIZATION WILL OCCUR ON THAT DATE. THIS PROSPECTUS WILL BE AMENDED IF SUCH REORGANIZATION DOES NOT OCCUR. The expense ratio of the Fund shown below represents the fee arrangement in effect for PIMCO Advisors Funds which dif-fer from the fee arrangements of the Trust. The information pro-vided below, which is included in the PIMCO Advisors Funds' Annual Report dated September 30, 1996, has been audited by the former independent accountants for the Global Income Fund for the period listed whose report thereon is also included in such Annual Re-port. PIMCO Advisors Funds' Annual Report is incorporated by ref-erence in the Statement of Additional Information and may be ob-tained from the Distributor without charge. Financial Statements and related Notes are also incorporated by reference in the State-ment of Additional Information. The remaining Funds did not offer Class A, Class B or Class C shares prior to the date of this Pro-spectus.
               The following schedule of financial highlights for the Global
            Bond Fund II is for shares outstanding throughout the periods listed.

              GLOBAL BOND FUND II (AS OF 9/30/96)

                                         Class A(/1/) Class B(/1/) Class C(/1/)
                                         ------------ ------------ ------------
           Net Asset Value, Beginning
            of Period                    $  10.00     $  10.00     $  10.00
                                         ------------ ------------ ------------
           INCOME FROM INVESTMENT OPER-
            ATIONS:
           Net Investment Income             0.32/2/      0.30/2/      0.30/2/
           Net Gains or Losses on Secu-
            rities (both realized and
            unrealized)                      0.95         0.92         0.92
                                         ------------ ------------ ------------
           Total From Investment Opera-
            tions                            1.27         1.22         1.22
                                         ------------ ------------ ------------
           Less Distributions:
           Dividends (from net invest-
            ment income)                    (0.31)       (0.26)       (0.26)
                                         ------------ ------------ ------------
           Net Asset Value, End of Pe-
            riod                         $  10.96     $  10.96     $  10.96
                                         ============ ============ ============
           TOTAL RETURN (without sales
            charge)                         15.01%       14.54%       14.54%
           RATIOS/SUPPLEMENTAL DATA
           Net Assets, End of Period
            (in 000s)                    $  7,360     $  3,240     $  3,459
           Ratio of Expenses to Average
            Net Assets:
             With Waiver                     1.27%        2.49%        2.49%
             Without Waiver                  1.57%        2.49%        2.49%
           Ratio of Net Investment In-
            come to Average Net Assets:
             With Waiver                     4.88%        4.09%        4.09%
             Without Waiver                  4.58%        4.09%        4.09%
           Portfolio Turnover Rate       1,245.62%    1,245.62%    1,245.62%

            1. The Fund commenced operations as a series of PIMCO Advisors Funds on October 2, 1995.

            2. Reflecting voluntary waiver of investment advisory fee of $12,041 (0.01 per share) by PIMCO Advisors L.P. (the Global Income Fund's investment adviser for the period listed), as more fully described in Note 3(a) to the Financial Statements in the PIMCO Advisors Funds' 1996 Annual Report.

8 PIMCO Funds: Pacific Investment Management Series

            Investment Objectives and Policies

            The investment objective and general investment policies of each Fund are described below. There can be no assurance that the in-vestment objective of any Fund will be achieved. The value of all securities and other instruments held by the Funds will vary from time to time in response to a wide variety of market factors. Con-sequently, the net asset value per share of each Fund will vary, except that the Money Market Fund will attempt to maintain a net asset value of $1.00 per share, although there can be no assurance that the Fund will be successful in doing so.

               Specific portfolio securities eligible for purchase by the
            Funds, investment techniques that may be used by the Funds, and the risks associated with these securities and techniques are de-scribed more fully under "Characteristics and Risks of Securities and Investment Techniques" in the Prospectus and "Investment Ob-jectives and Policies" in the Statement of Additional Information.

EQUITY FUND The Equity Funds are the StocksPLUS Fund and the StocksPLUS Short
DESCRIP-    Strategy Fund. The investment objective of the StockPLUS Fund is
TIONS       to seek to achieve a total return which exceeds the total return performance of the S&P 500 Index. The investment objective of the StocksPLUS Short Strategy Fund is to seek total return through the implementation of short investment positions on the S&P 500 Index.

               Each of the Equity Funds invests in common stocks, options, futures, options on futures and swaps consistent with its portfo-lio management strategy as set forth below. Assets not invested in equity securities may be invested in securities eligible for pur-chase by the Fixed Income Funds. Each of the Equity Funds may in-vest up to 10% of its assets in fixed income securities that are below "investment grade," i.e., rated below Baa by Moody's or BBB by S&P, but at least B (or, if unrated, determined by the Advisor to be of comparable quality). In addition, each of the Equity Funds may lend its portfolio securities to brokers, dealers and other financial institutions in order to earn income. Each of the Equity Funds may invest all of its assets in derivative instru-ments, as described below and under "Characteristics of Securities and Investment Techniques--Derivative Instruments." Each of the Equity Funds may invest up to 20% of its assets in securities of foreign issuers, may purchase and sell options and futures on for-eign currencies, and may enter into forward foreign currency con-tracts.

               The Equity Funds differ in composition or strategy as follows:

            STOCKSPLUS FUND invests only in common stocks that are represented in the S&P 500 ("S&P 500 stocks"), stock index futures, options on stock indexes, and options on stock index futures that are based on the S&P 500 and swap agreements with respect to the S&P 500 ("S&P 500 derivatives"). StocksPLUS is the name of a proprietary portfolio management strategy which utilizes S&P 500 derivatives in addition to or in place of S&P 500 stocks to equal or exceed the performance of the S&P 500. The Fund will seek to remain in-vested in S&P 500 stocks and S&P 500 derivatives even when the S&P 500 is declining.

               The percentage of the StocksPLUS Fund's assets invested di-
            rectly in S&P 500 stocks will vary depending primarily on whether S&P 500 derivatives appear, in the Advisor's opinion, overvalued or undervalued with respect to the stocks underlying the S&P 500. The Advisor expects that under normal market conditions, the Fund will invest 100% of its assets in S&P 500 derivatives, backed by a portfolio of fixed income securities. The Fund will maintain a segregated account consisting of assets determined to be liquid by the Advisor in accordance with procedures established by the Board of Trustees, or otherwise maintain offsetting positions, to cover its open positions in S&P 500 derivatives. The Advisor will ac-tively manage the fixed income assets serving as cover for deriva-tives, as well as any other fixed income assets held by the Fund, with a view toward enhancing the Fund's total return investment performance, subject to an overall portfolio duration which is normally not expected to exceed one year. See "Appendix A--De-scription of Duration."

               The S&P 500 is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange. Standard and Poor's ("S&P") chooses the stocks to be included in the S&P 500 solely on a statistical basis.

                                                   January 14, 1997 Prospectus 9

            The weightings of stocks in the index are based on each stock's relative total market value, that is, its market price per share times the number of shares outstanding. Stocks represented cur-rently in the S&P 500 represent approximately two-thirds of the total market value of all U.S. common stocks. The Fund is neither sponsored by nor affiliated with S&P.

               When S&P 500 derivatives appear to be overvalued relative to the S&P 500, the Fund may invest up to 100% of its assets in a "basket" of S&P 500 stocks. The composition of this basket will be determined by standard statistical techniques that analyze the historical correlation between the return of every stock currently in the S&P 500 and the return on the S&P 500 itself. The Advisor may employ fundamental stock analysis only to choose among stocks that have already satisfied the statistical correlation tests. Stocks chosen for the Fund are not limited to those with any par-ticular weighting in the S&P 500.

               Positions in S&P 500 futures and options on futures will be en-
            tered into only to the extent they constitute permissible posi-tions for the Fund according to applicable rules of the Commodity Futures Trading Commission ("CFTC"). From time to time, the Advi-sor may be constrained in its ability to use S&P 500 derivatives either by requirements of the Internal Revenue Code or by an unan-ticipated inability to close out positions when it would be most advantageous to do so. A large number of investors use S&P 500 de-rivatives for both hedging and speculative purposes, and although generally this helps guarantee a liquid market in those instru-ments, at times liquidity may be limited. For more information about S&P 500 derivatives, see "Characteristics and Risks of Secu-rities and Investment Techniques--Derivative Instruments."

            STOCKSPLUS SHORT STRATEGY FUND invests primarily in S&P 500 short positions such that the Fund's net asset value is generally ex-pected to vary inversely to the value of the S&P 500. The Fund is designed for investors seeking to take advantage of declines in the value of the S&P 500, or investors wishing to hedge existing long equity positions. The Fund will generally realize gains only when the price of the S&P 500 Index is declining. When the S&P 500 is rising, the Fund will generally incur a loss.

               The Fund will maintain short positions through the use of a combination of S&P 500 derivatives, including options, futures and swap agreements. All S&P 500 derivatives will be covered by the maintenance of a segregated account consisting of assets deter-mined to be liquid by the Advisor in accordance with procedures established by the Board of Trustees, or through the maintenance of offsetting positions. It is anticipated that the Fund will gen-erally remain fully invested in S&P 500 short positions at all times, even during periods when the S&P 500 Index is rising. How-ever, the Fund may purchase call options on S&P 500 futures con-tracts from time to time in an effort to limit the total potential decline in the Fund's net asset value. There can be no assurance that the use of such call options would be effective in limiting the potential decline in net asset value of the Fund.

               The Advisor will actively manage the fixed income portion of the Fund's investment portfolio that is used as coverage for S&P 500 derivatives in an attempt to provide incremental returns. Thus, there will not be a perfect inverse correlation between the performance of the S&P 500 and the performance of the Fund. A per-fect inverse correlation would exist if the net asset value of the Fund, including the value of its dividend and capital gains dis-tributions, increased in exact proportion to decreases in the S&P 500 (or decreased in exact proportion to increases in the S&P
            500). Rather, because of the Advisor's management of the fixed in-come securities that are held by the Fund as cover for the Fund's short positions, it is expected that, if the value of the S&P 500 were to decrease by 10%, for example, the amount by which the Fund's net asset value would increase would be an amount slightly in excess of 10%. Conversely, an increase in the S&P 500 of 10% would result in a loss to the Fund of slightly less than this amount. There can be no assurance that the use of such active fixed income management techniques will produce the intended re-sults.

10 PIMCO Funds: Pacific Investment Management Series

BALANCED    STRATEGIC BALANCED FUND has as its investment objective the maxi-
FUND        mization of total return, consistent with preservation of capital
DESCRIPTION and prudent investment management. In seeking to achieve this ob-
            jective, the Fund invests in the securities eligible for purchase by the StocksPLUS Fund and the Total Return Fund. The percentage of the Fund's assets allocated to equity or fixed income exposure will vary in accordance with an asset allocation methodology de-veloped by the Advisor. The methodology builds upon the Advisor's long-standing process of economic forecasting of business cycle stages by applying to this process a disciplined asset allocation model which employs certain statistical variance techniques. De-pending on the outcome of this asset allocation methodology, the Fund's equity exposure will vary between 45% and 75% of its total assets, and its fixed income exposure will vary between 25% and 55%. There can be no assurance that the Advisor's asset allocation methodology will be successful.

FIXED       With the exception of the StocksPLUS, StocksPLUS Short Strategy
INCOME FUND and Strategic Balanced Funds, each remaining Fund (together, the
DESCRIP-    "Fixed Income Funds") differs from the others primarily in the
TIONS       length of the Fund's duration or the proportion of its investments in certain types of fixed income securities. For a discussion of the concept of duration, see "Appendix A--Description of Dura-tion."
               The investment objective of the Money Market Fund and Short-
            Term Fund is to seek to obtain maximum current income consistent with preservation of capital and daily liquidity. The Money Market
            Fund also attempts to maintain a stable net asset value of $1.00 per share, although there can be no assurance that it will be suc-cessful in doing so. The investment objective of the Real Return
            Bond Fund is to seek to realize maximum real return, consistent with the preservation of real capital and prudent investment man-agement. For a discussion of "real return," see "Total Return and Real Return," below. The investment objective of the Global Bond
            Fund II is to seek maximum total return, consistent with the pres-ervation of capital. Each of the remaining Fixed Income Funds seeks to maximize total return, consistent with preservation of capital and prudent investment management.

               In selecting securities for each Fixed Income Fund, the Advisor utilizes economic forecasting, interest rate anticipation, credit and call risk analysis, foreign currency exchange rate forecast-ing, and other security selection techniques. The proportion of each Fund's assets committed to investment in securities with par-ticular characteristics (such as maturity, type and coupon rate) will vary based on the Advisor's outlook for the U.S. and foreign economies, the financial markets, and other factors.

               Each of the Fixed Income Funds will invest at least 65% of its assets in the following types of securities, which, unless specif-ically provided otherwise in the descriptions of the Funds that follow, may be issued by domestic or foreign entities and denomi-nated in U.S. dollars or foreign currencies: securities issued or guaranteed by the U.S. Government, its agencies or instrumentali-ties ("U.S. Government securities"); corporate debt securities, including convertible securities and corporate commercial paper; mortgage-backed and other asset-backed securities; inflation-in-dexed bonds issued both by governments and corporations; struc-tured notes and loan participations; bank certificates of deposit, fixed time deposits and bankers' acceptances; repurchase agree-ments and reverse repurchase agreements; obligations of foreign governments or their subdivisions, agencies and instrumentalities; and obligations of international agencies or supranational enti-ties. Fixed income securities may have fixed, variable, or float-ing rates of interest, including rates of interest that vary in-versely at a multiple of a designated or floating rate, or that vary according to changes in relative values of currencies. Each of the Fixed Income Funds may hold different percentages of its assets in these various types of securities, and each Fund, except the Money Market Fund, may invest all of its assets in derivative instruments or in mortgage- or asset-backed securities.

                                                  January 14, 1997 Prospectus 11

               The compositions of the Fixed Income Funds differ as follows:

            LONG-TERM U.S. GOVERNMENT FUND invests in a diversified portfolio of primarily U.S. Government securities, which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities, when the Advisor deems it appropriate to do so. The Fund will have a minimum aver-age portfolio duration of eight years. For point of reference, the dollar-weighted average portfolio maturity of the Fund is normally expected to be more than ten years. The total rate of return is expected to exhibit more volatility than that of the other Fixed Income Funds due to the greater investment risk normally associ-ated with longer duration investments. The Long-Term U.S. Govern-ment Fund's investments in fixed income securities are limited to those of U.S. dollar-denominated securities of domestic and for-eign issuers that are rated at least A by Moody's or S&P (or, if unrated, determined by the Advisor to be of comparable quality). In addition, the Fund will not acquire a security if, as a result, more than 10% of the Fund's total assets would be invested in se-curities rated below Aa by Moody's or below AA by S&P, or if more than 25% of the Fund's total assets would be invested in securi-ties rated Aa by Moody's or AA by S&P.

            FOREIGN BOND FUND invests in a portfolio of fixed income securi-ties primarily denominated in major foreign currencies and baskets of foreign currencies (such as the European Currency Unit, or "ECU"). The Advisor will invest the assets of the Fund in a number of international bond markets so that, under normal circumstances, the Fund will invest at least 85% of its assets in securities of issuers located outside the United States, representing at least three foreign countries, which may be represented by futures con-tracts (including related options) with respect to such securi-ties, and options on such securities, when the Advisor deems it appropriate to do so. The Fund may invest up to 10% of its assets in fixed income securities that are rated below investment grade but rated B or higher by Moody's or S&P (or, if unrated, deter-mined by the Advisor to be of comparable quality). For information on the risks associated with investments in securities rated below investment grade, see "Appendix B--Description of Securities Rat-ings." The average portfolio duration of this Fund will normally vary within a three- to six-year time frame.

            GLOBAL BOND FUND invests in a portfolio of fixed income securities denominated in major currencies, baskets of foreign currencies (such as the ECU), and the U.S. dollar. Under normal circumstanc-es, at least 65% of the Fund's assets will be invested in fixed income securities of issuers located in at least three countries (one of which may be the United States), which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities, when the Advisor deems it appropriate to do so. Depending on the Advisor's current opinion as to the proper allocation of assets among domestic and foreign issuers, investments in the securities of issuers located outside the United States will normally vary between 25% and 75% of the Fund's assets. The Fund may invest up to 10% of its assets in fixed income securities that are rated below investment grade but rated B or higher by Moody's or S&P (or, if unrated, deter-mined by the Advisor to be of comparable quality). For information on the risks associated with investments in securities rated below investment grade, see "Appendix B--Description of Securities Rat-ings." The average portfolio duration of this Fund will normally vary within a three- to six-year time frame.

            GLOBAL BOND FUND II has the same policies as the Global Bond Fund except as set forth below. The Global Bond Fund II expects to hedge its foreign currency exposure so that generally no more than 25% of the Fund's total net assets will be invested in unhedged foreign currency-denominated securities. The Global Bond Fund II may not borrow in excess of 10% of the value of its total assets and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage), or for extraor-dinary or emergency purposes. The Global Bond Fund II may only en-gage in short sales that are "against the box," and may not loan its portfolio securities if their market value exceeds

12 PIMCO Funds: Pacific Investment Management Series

            25% of the total assets of the Fund. In addition, the Global Bond Fund II is subject to different fundamental and non-fundamental investment restrictions than the Global Bond Fund. See "Investment Restrictions" in the Statement of Additional Information.

               The Foreign Bond Fund differs from the Global Bond and Global
            Bond II Funds primarily in the extent to which assets are invested in the securities of issuers located outside the United States. The Advisor will select these Funds' foreign country and currency compositions based on an evaluation of relative interest rates, exchange rates, monetary and fiscal policies, trade and current account balances, and any other specific factors the Advisor be-lieves to be relevant.

            INTERNATIONAL BOND FUND invests in a portfolio of fixed income se-curities denominated in major foreign currencies, baskets of for-eign currencies, and the U.S. dollar. The Advisor will invest the assets of the Fund in a number of international bond markets so that, under normal conditions, the Fund will invest at least 65% of its assets in fixed income securities of foreign issuers repre-senting at least three foreign countries or currencies, which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities, when the Advisor deems it appropriate to do so. The International Bond Fund will invest only in investment grade securities, i.e., in securities rated at least Baa by Moody's or BBB by S&P (or, if unrated, deemed by the Advisor to be of comparable quality). The average portfolio duration of this Fund will vary based on the strategy currently being used by the Advisor in managing the as-sets of the Fund within the overall PIMCO private account manage-ment program, but is normally not expected to exceed eight years. The Advisor will select the Fund's foreign country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, and any other specific factors the Advisor believes to be relevant.

               Each of the Real Return Bond, Foreign Bond, Global Bond, Global
            Bond II and International Bond Funds will normally invest at least 65% of its total assets in "bonds." For this purpose, each of these Funds considers the various types of debt or fixed income securities in which it invests, as specifically described else-where in this Prospectus, to be "bonds" as referenced in that Fund's name. The use of this name is not meant to restrict a Fund's investment to the narrow category of debt securities that are formally called "bonds."

               As a non-fundamental, operating policy, the Advisor intends to use foreign currency-related derivative instruments (currency futures and related options, currency options, forward contracts and swap agreements) in an effort to hedge foreign currency risk with respect to at least 75% of the assets of the Fixed Income Funds (other than the Global Bond Fund) denominated in currencies other than the U.S. dollar. There can be no assurance that the Ad-visor will be successful in doing so. The active use of currency derivatives involves transaction costs which may adversely effect yield and return.

               The Commercial Mortgage Securities, Real Return Bond, Foreign
            Bond, Global Bond, Global Bond II and International Bond Funds are "non-diversified" for purposes of the Investment Company Act of 1940 ("1940 Act"), meaning that they may invest a greater percent-age of their assets in the securities of one issuer than the other Funds. As "non-diversified" portfolios, these Funds may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified portfolio might be.

            HIGH YIELD FUND invests under normal circumstances at least 65% of its assets in a diversified portfolio of fixed income securities rated lower than Baa by Moody's or lower than BBB by S&P but rated at least B by Moody's or S&P (or, if unrated, determined by the Advisor to be of comparable quality). Such securities are collo-quially referred to as "junk bonds." The remainder of the Fund's assets may be invested in investment grade fixed income securities (i.e., securities rated at least Baa by Moody's or BBB by S&P, or, if unrated, deemed by the Advisor to be of comparable quality). The average portfolio duration of this Fund will normally vary within a two- to six-year time frame depending on the

                                                  January 14, 1997 Prospectus 13

            Advisor's view of the potential for total return offered by a par-ticular duration strategy. The Fund may invest in securities of foreign issuers, but only those that are U.S. dollar-denominated. The Fund may also engage in hedging strategies involving equity options.

               Investments in high yield securities, while generally providing greater potential opportunity for capital appreciation and higher yields than investments in higher rated securities, also entail greater risk, including the possibility of default or bankruptcy of the issuer of such securities. Risk of default or bankruptcy may be greater in periods of economic uncertainty or recession, as the issuers of high yield securities may be less able to withstand general economic downturns. The Advisor seeks to reduce risk through diversification, credit analysis and attention to current developments and trends in both the economy and financial markets. The value of all fixed income securities, including those held by the Fund, can be expected to change inversely with interest rates. For a further discussion of the special risks of investing in lower rated securities, see "Characteristics and Risks of Securi-ties and Investment Techniques--High Yield Securities."

            TOTAL RETURN FUND invests under normal circumstances at least 65% of its assets in a diversified portfolio of fixed income securi-ties of varying maturities. The average portfolio duration of this Fund will normally vary within a three- to six-year time frame based on the Advisor's forecast for interest rates. The Fund may invest up to 10% of its assets in fixed income securities that are rated below investment grade but rated B or higher by Moody's or S&P (or, if unrated, determined by the Advisor to be of comparable quality). For information on the risks associated with investments in securities rated below investment grade, see "Appendix B--De-scription of Securities Ratings." The Fund may also invest up to 20% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated secu-rities of foreign issuers. Portfolio holdings will be concentrated in areas of the bond market (based on quality, sector, coupon or maturity) which the Advisor believes to be relatively undervalued. The total rate of return for this Fund is expected to exhibit less volatility than that of the Long-Term U.S. Government Fund because its duration will normally be shorter.

            TOTAL RETURN FUND II has the same policies as the Total Return Fund, except that its investments in fixed income securities are limited to those of domestic (U.S.) issuers that are rated at least Baa by Moody's or BBB by S&P (or, if unrated, determined by the Advisor to be of comparable quality).

            TOTAL RETURN FUND III has the same policies as the Total Return Fund, except that it limits its investments with respect to cer-tain socially sensitive issues in the same manner as the Low Dura-tion Fund III.

            COMMERCIAL MORTGAGE SECURITIES FUND invests at least 65% of its assets in commercial mortgage-backed securities rated at least Baa by Moody's or BBB by S&P (or, if unrated, determined by the Advi-sor to be of comparable quality). The Fund also may invest up to 35% of its assets in lower-rated securities (but rated at least B, or, if unrated, determined by the Advisor to be of comparable quality) if such securities are considered by the Advisor to have attractive investment characteristics. For information on the risks associated with investments in securities rated below in-vestment grade, see "Appendix B--Description of Securities Rat-ings." The average portfolio duration of this Fund will normally vary within a three- to eight-year time frame depending on the Ad-visor's view of the potential for total return offered by a par-ticular duration strategy. The Fund may invest in securities of foreign issuers, but only those that are U.S. dollar-denominated.


14 PIMCO Funds: Pacific Investment Management Series

            MODERATE DURATION FUND invests in a diversified portfolio of fixed income securities of varying maturities. The average portfolio du-ration of this Fund will normally vary within a two- to five-year time frame based on the Advisor's forecast for interest rates. The Fund may invest up to 10% of its assets in fixed income securities that are rated below investment grade but rated B or higher by Moody's or S&P (or, if unrated, determined by the Advisor to be of comparable quality). For information on the risks associated with investments in securities rated below investment grade, see "Ap-pendix B--Description of Securities Ratings." The Fund may invest up to 20% of its assets in securities denominated in foreign cur-rencies, and may invest beyond this limit in U.S. dollar-denomi-nated securities of foreign issuers. The total rate of return for this Fund is expected to exhibit less volatility than that of the Total Return Fund because its duration will normally be shorter. However, the total rate of return for this Fund is expected to ex-hibit more volatility than that of the Low Duration Fund because its duration will normally be longer.

            REAL RETURN BOND FUND invests under normal circumstances at least 65% of its total assets, measured at the time of investment, in inflation-indexed bonds issued by U.S. and foreign governments, their agencies or instrumentalities. All securities purchased by the Fund must be rated at least A by Moody's or S&P (or, if unrated, determined by the Advisor to be of comparable quality), and the Fund will maintain a minimum average quality of Aa. The Fund may invest up to 35% of its assets in other types of fixed income instruments, including securities denominated in foreign currencies, (and the Fund may also invest beyond this limit in U.S. dollar-denominated securities of foreign issuers).

               Inflation-indexed bonds are fixed income securities whose prin-
            cipal value is periodically adjusted according to the rate of in-flation. Such bonds generally are issued at an interest rate lower than non-inflation related bonds, but are expected to retain their value against inflation over time. For a more complete discussion of inflation-indexed bonds, including the risks associated with investing in such securities, see "Characteristics and Risks of Securities and Investment Techniques--Inflation-Indexed Bonds." See "Taxes" for information about the possible tax consequences of investing in the Fund and in inflation-indexed bonds.

               In managing fixed income securities, one of the principal tools generally used by the Advisor is "duration," which is a measure of the expected life of a fixed income security on a present value basis, incorporating a bond's yield, coupon interest payments, fi-nal maturity and call features. See "Appendix A--Description of Duration." Because of the unique features of inflation-indexed bonds, the Advisor utilizes a modified form of duration for the Real Return Bond Fund ("modified real duration") which measures price changes in such bonds as a result of changes in real, rather than nominal, interest rates. Although there is no limit on the modified real duration of the Real Return Bond Fund, it is ex-pected that the average modified real duration of the Fund will normally vary approximately with the range of the average modified real duration of all inflation-indexed bonds issued by the U.S. Treasury in the aggregate.

            LOW DURATION FUND invests in a diversified portfolio of fixed in-come securities of varying maturities. The average portfolio dura-tion of this Fund will normally vary within a one- to three-year time frame based on the Advisor's forecast for interest rates. The Fund may invest up to 10% of its assets in fixed income securities that are rated below investment grade but rated B or higher by Moody's or S&P (or, if unrated, determined by the Advisor to be of comparable quality). For information on the risks associated with investments in securities rated below investment grade, see "Ap-pendix B--Description of Securities Ratings." The Fund may invest up to 20% of its assets in securities denominated in foreign cur-rencies, and may invest beyond this limit in U.S. dollar-denomi-nated securities of foreign issuers. The total rate of return for this Fund is expected to exhibit less volatility than that of the Moderate Duration Fund or the Total Return Fund because its dura-tion will be shorter.

                                                  January 14, 1997 Prospectus 15

            LOW DURATION FUND II has the same policies as the Low Duration Fund, except that its investments in fixed income securities are limited to those of domestic (U.S.) issuers that are rated at least A by Moody's or S&P (or, if unrated, determined by the Advi-sor to be of comparable quality).

            LOW DURATION FUND III has the same policies as the Low Duration Fund, except that it limits its investments with respect to cer-tain socially sensitive issues. As a matter of non-fundamental policy, the Fund will not invest in the securities of any issuer determined by the Advisor to be engaged principally in the provi-sion of healthcare services, the manufacture of alcoholic bever-ages, tobacco products, pharmaceuticals or military equipment, or the operation of gambling casinos. The Fund will also avoid, to the extent possible on the basis of information available to the Advisor, the purchase of securities of issuers engaged in the pro-duction or trade of pornographic materials. An issuer will be deemed to be principally engaged in an activity if it derives more than 10% of its gross revenues from such activities.

            SHORT-TERM FUND invests in a diversified portfolio of fixed income securities of varying maturities. The average portfolio duration of this Fund will normally not exceed one year. The Fund may in-vest up to 10% of its assets in fixed income securities that are rated below investment grade (rated below Baa by Moody's or BBB by S&P) but rated B or higher by Moody's or S&P (or, if unrated, de-termined by the Advisor to be of comparable quality). Securities rated below investment grade may be referred to colloquially as "junk bonds." For information on the risks associated with invest-ments in securities rated below investment grade, see "Appendix B--Description of Securities Ratings." The Fund may invest up to 5% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated secu-rities of foreign issuers.

            MONEY MARKET FUND seeks maximum current income consistent with the preservation of capital and daily liquidity. It attempts to achieve this objective by investing at least 95% of its total as-sets, measured at the time of investment, in a diversified portfo-lio of the highest quality money market securities. The Fund may also invest up to 5% of its total assets, measured at the time of investment, in money market securities that are in the second-highest rating category for short-term obligations. The Fund's in-vestments in securities will be limited to U.S. dollar-denominated securities that mature in 397 days or less from the date of pur-chase. The Fund may invest in the following: obligations of the U.S. Government (including its agencies and instrumentalities); short-term corporate debt securities of domestic and foreign cor-porations; obligations of domestic and foreign commercial banks, savings banks, and savings and loan associations; and commercial paper. The Fund may invest more than 25% of its total assets in securities or obligations issued by U.S. banks. The dollar-weighted average portfolio maturity of the Fund will not exceed 90 days.

               The Money Market Fund may invest only in U.S. dollar-denomi-
            nated money market instruments that present minimal credit risk and, with respect to at least 95% of its total assets, measured at the time of investment, that are of the highest quality. The Advi-sor will make a determination as to whether a security presents minimal credit risk under procedures adopted by the Board of Trustees. A money market instrument will be considered to be of the highest quality (1) if rated in the highest rating category
            (i) by any two nationally recognized statistical rating organiza-tions ("NRSROs") (e.g., Aaa or Prime-1 by Moody's, AAA or A-1 by S&P), or, (ii) if rated by only one NRSRO, by that NRSRO, and whose acquisition is approved or ratified by the Board of Trust-ees; (2) if unrated but issued by an issuer that has short-term debt obligations of comparable maturity, priority, and security, and that are rated in the highest rating category by (i) any two NRSROs or, (ii) if rated by only one NRSRO, by that NRSRO, and whose acquisition is approved or ratified by the Board of Trust-ees; or (3) an unrated security that is of comparable quality to a security rated in the highest rating category as determined by the Advisor and whose acquisition is approved or ratified by the Board of Trustees. With respect to no more than 5% of its total assets, measured at the time of investment, the Fund may also

16 PIMCO Funds: Pacific Investment Management Series
            invest in money market instruments that are in the second-highest rating category for short-term debt obligations (e.g., rated Aa or Prime-2 by Moody's or AA or A-2 by S&P). A money market instrument will be considered to be in the second-highest rating category un-der the criteria described above with respect to instruments con-sidered to be of the highest quality, as applied to instruments in the second-highest rating category. See "Appendix B--Description of Securities Ratings" for a description of Moody's and S&P's rat-ings applicable to fixed income securities.

               The Money Market Fund may not invest more than 5% of its total assets, measured at the time of investment, in securities of any one issuer that are of the highest quality, except that (1) the Fund may invest more than 5% of its total assets in the securities of a single issuer if rated in the highest rating category for a period of up to three business days after purchase, provided that the Fund may not make more than one investment at a time in accor-dance with this exception, and (2) this limitation shall not apply to U.S. Government securities and repurchase agreements with re-spect thereto. The Fund may not invest more than the greater of 1% of its total assets or $1,000,000, measured at the time of invest-ment, in securities of any one issuer that are in the second-high-est rating category, except that this limitation shall not apply to U.S. Government securities. In the event that an instrument ac-quired by the Fund is downgraded or otherwise ceases to be of the quality that is required for securities purchased by the Fund, the Advisor, under procedures approved by the Board of Trustees (or the Board of Trustees itself if the Advisor becomes aware an unrated security is downgraded below high quality and the Advisor does not dispose of the security or such security does not mature within five business days) shall promptly reassess whether such security presents minimal credit risk and determine whether to re-tain the instrument.



TOTAL       The "total return" sought by certain of the Funds will consist of
RETURN AND interest and dividends from underlying securities, capital appre-REAL RETURN ciation reflected in unrealized increases in value of portfolio securities (realized by the shareholder only upon selling shares), or realized from the purchase and sale of securities and use of futures and options, or gains from favorable changes in foreign currency exchange rates. Generally, over the long term, the total return obtained by a portfolio investing primarily in fixed income securities is not expected to be as great as that obtained by a portfolio that invests primarily in equity securities. At the same time, the market risk and price volatility of a fixed income port-folio is expected to be less than that of an equity portfolio, so that a fixed income portfolio is generally considered to be a more conservative investment. The change in market value of fixed in-come securities (and therefore their capital appreciation or de-preciation) is largely a function of changes in the current level of interest rates. Generally, when interest rates are falling, a portfolio with a shorter duration will not generate as high a level of total return as a portfolio with a longer duration. Con-versely, when interest rates are rising, a portfolio with a shorter duration will generally outperform longer duration portfo-lios. When interest rates are flat, shorter duration portfolios generally will not generate as high a level of total return as longer duration portfolios (assuming that long-term interest rates are higher than short-term rates, which is commonly the case).
            With respect to the composition of any fixed income portfolio, the longer the duration of the portfolio, the greater the anticipated potential for total return, with, however, greater attendant mar-ket risk and price volatility than for a portfolio with a shorter duration. The market value of fixed income securities denominated in currencies other than the U.S. dollar also may be affected by movements in foreign currency exchange rates.
               The change in market value of equity securities (and therefore their capital appreciation or depreciation) may depend upon a num-ber of factors, including: conditions in the securities markets, the business success of the security's issuer, changing interest rates, real or perceived economic and competitive industry condi-tions, and foreign currency exchange rates. Historically, the to-tal return performance of equity-oriented portfolios has generally been greater over the long term than fixed income portfolios. How-ever, the market risk and price volatility of an equity portfolio is generally greater than that of a fixed income portfolio, and is generally considered to be a more aggressive investment.

                                                  January 14, 1997 Prospectus 17

               "Real Return," or "Inflation Adjusted Return," as referenced in the name and investment objective of the Real Return Bond Fund, is a measure of the change in purchasing power of money invested in a particular instrument after adjusting for inflation. An investment in a security generating a high nominal return (such as a typical U.S. Government Treasury bond) may not generate a high real return once inflation is considered. For example, an instrument generat-ing a 9% nominal return at a time when inflation is 6% has a real return of approximately 3%; that is, the purchasing power of the money invested in that instrument would only increase by approxi-mately 3%. On the other hand, an inflation-indexed instrument gen-erating a 5% real return would generate a 5% increase in purchas-ing power regardless of the rate of inflation. As stated above, the investment objective of the Fund is to seek to achieve maximum real return. The total return (not adjusted for inflation) at-tained by this Fund may be less than the total return attained by other of the PIMCO Funds that do not invest primarily in infla-tion-indexed securities.
               In the case of inflation-indexed bonds, changes in market value are tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might increase, leading to a de-crease in value of inflation-indexed bonds.

            Investment Risks and Considerations

            The following are some of the principal risks of investing in the Funds. Investors should read this Prospectus carefully for a more complete discussion of the risks relating to an investment in the Funds. The net asset value per share of any Fund may be less at the time of redemption than it was at the time of investment. Gen-erally, the value of fixed income securities can be expected to vary inversely with changes in prevailing interest rates, i.e., as interest rates rise, market value tends to decrease, and vice versa, although this may not be true in the case of inflation-indexed bonds. In addition, certain of the Funds may invest in se-curities rated lower than Baa by Moody's Investors Services, Inc. ("Moody's") or BBB by Standard & Poor's Corporation ("S&P"). Such securities carry a high degree of credit risk and are considered speculative by the major rating agencies.

               Certain Funds may invest in securities of foreign issuers, which may be subject to additional risk factors, including foreign currency and political risks, not applicable to securities of U.S. issuers. Certain of the Funds' investment techniques may involve a form of borrowing, which may tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund's portfolio and may require liquidation of portfolio posi-tions when it is not advantageous to do so. Certain Funds may sell securities short, which exposes the Fund to a risk of loss if the value of the security sold short should increase.

               All Funds (except the Money Market Fund) may use derivative in-
            struments, consisting of futures, options, options on futures, and swap agreements, for hedging purposes or as part of their invest-ment strategies. Use of these instruments may involve certain costs and risks, including the risk that a Fund could not close out a position when it would be most advantageous to do so, the risk of an imperfect correlation between the value of the securi-ties being hedged and the value of the particular derivative in-strument, and the risk that unexpected changes in interest rates may adversely affect the value of a Fund's investments in particu-lar derivative instruments. Unless otherwise indicated, all limi-tations applicable to Fund investments (as stated in this Prospec-tus and in the Statement of Additional Information) apply only at the time a transaction is entered into. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed to be of comparable quality), or change in the percentage of Fund assets invested in certain securities or other instruments, or change in the average duration of a Fund's invest-ment portfolio, resulting from market fluctuations

18 PIMCO Funds: Pacific Investment Management Series
            or other changes in a Fund's total assets, will not require a Fund to dispose of an investment until the Advisor determines that is practicable to sell or close out the investment without undue mar-ket or tax consequences to the Fund. In the event that ratings services assign different ratings to the same security, the Advi-sor will determine which rating it believes best reflects the security's quality and risk at that time, which may be the higher of the several assigned ratings.

               Investors should carefully consider the possible tax conse-
            quences from investing in the Real Return Bond Fund. The Fund in-vests primarily in securities that for tax purposes may be consid-ered to have been issued originally at a discount. Accordingly, the Fund may be required to make annual distributions to share-holders in excess of the cash received by the Fund in a given pe-riod from those investments. See "Characteristics and Risks of Se-curities and Investment Techniques--Inflation-Indexed Bonds" and "Taxes" for additional information.

               The Funds offer their shares to both retail and institutional investors. Institutional shareholders, some of whom also may be investment advisory clients of Pacific Investment Management, may hold large positions in certain of the Funds. Such shareholders may on occasion make large redemptions of their holdings in the Funds to meet their liquidity needs, in connection with strategic adjustments to their overall portfolio of investments, or for other purposes. Large redemptions from some Funds could require the Advisor to liquidate portfolio positions when it is not most desirable to do so. Liquidation of portfolio holdings also may cause a Fund to realize taxable capital gains.

            Characteristics and Risks of Securities and Investment Techniques

            The following describes in greater detail different types of secu-rities and investment techniques used by the individual Funds, and discusses certain concepts relevant to the investment policies of the Funds. Additional information about the Funds' investments and investment practices may be found in the Statement of Additional Information.


U.S.        U.S. Government securities are obligations of, or guaranteed by,
GOVERNMENT the U.S. Government, its agencies or instrumentalities. The U.S. SECURITIES Government does not guarantee the net asset value of the Funds'
            shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government Na-tional Mortgage Association ("GNMA"), are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the is-suer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities include securities that have no coupons, or have been stripped of their unmatured interest coupons, individual interest coupons from such securities that trade separately, and evidences of receipt of such securities. Such securities may pay no cash income, and are pur-chased at a deep discount from their value at maturity. Because interest on zero coupon securities is not distributed on a current basis but is, in effect, compounded, zero coupon securities tend to be subject to greater market risk than interest-paying securi-ties of similar maturities. Custodial receipts issued in connec-tion with so-called trademark zero coupon securities, such as CATs and TIGRs, are not issued by the U.S. Treasury, and are therefore not U.S. Government securities, although the underlying bond rep-resented by such receipt is a debt obligation of the U.S. Trea-sury. Other zero coupon Treasury securities (STRIPs and CUBEs) are direct obligations of the U.S. Government.


CORPORATE   Corporate debt securities include corporate bonds, debentures,
DEBT        notes and other similar corporate debt instruments, including con-
SECURITIES  vertible securities. Debt securities may be acquired with warrants attached. Corporate income-producing

                                                  January 14, 1997 Prospectus 19
            securities may also include forms of preferred or preference stock. The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate. See "Variable and Floating Rate Securities" below. The rate of return or return of principal on some debt ob-ligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

               Investments in corporate debt securities that are rated below investment grade (rated below Baa (Moody's) or BBB (S&P)) are de-scribed as "speculative" both by Moody's and S&P. Such securities are sometimes referred to as "junk bonds," and may be subject to greater market fluctuations, less liquidity and greater risk of loss of income or principal, including a greater possibility of default or bankruptcy of the issuer of such securities, than are more highly rated debt securities. Moody's also describes securi-ties rated Baa as having speculative characteristics. The Advisor seeks to minimize these risks through diversification, in-depth credit analysis and attention to current developments in interest rates and market conditions. See "Appendix B--Description of Secu-rities Ratings." Investments in high yield securities are dis-cussed separately below under "High Yield Securities ("Junk Bonds")."


VARIABLE    Variable and floating rate securities provide for a periodic ad-
AND         justment in the interest rate paid on the obligations. The terms
FLOATING    of such obligations must provide that interest rates are adjusted
RATE        periodically based upon an interest rate adjustment index as pro-
SECURITIES  vided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate. The Money Mar-ket Fund may invest in a variable rate security having a stated maturity in excess of 397 calendar days if the interest rate will be adjusted, and the Fund may demand payment of principal from the issuer, within the period.
               Each of the Fixed Income Funds may invest in floating rate debt instruments ("floaters"). The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide a Fund with a certain degree of protection against rises in interest rates, a Fund will participate in any declines in interest rates as well.
               Each of the Fixed Income Funds (except the Money Market Fund)
            may also invest in inverse floating rate debt instruments ("in-verse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate se-curity may exhibit greater price volatility than a fixed rate ob-ligation of similar credit quality. The Funds have adopted a pol-icy under which no Fund will invest more than 5% of its net assets in any combination of inverse floater, interest only ("IO"), or principal only ("PO") securities. See "Mortgage-Related and Other
            Asset-Backed Securities" for a discussion of IOs and POs.


INFLATION-  Inflation-indexed bonds are fixed income securities whose princi-
INDEXED     pal value is periodically adjusted according to the rate of infla-
BONDS       tion. Such bonds generally are issued at an interest rate lower than typical bonds, but are expected to retain their principal value over time. The interest rate on these bonds is fixed at is-suance, but over the life of the bond this interest may be paid on an increasing principal value, which has been adjusted for infla-tion.

               Inflation-indexed securities issued by the U.S. Treasury will initially have maturities of ten years, although it is anticipated that securities with other maturities will be issued in the fu-ture. The securities will pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if an investor purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return cou-pon (payable 1.5% semi-annually), and inflation over the first six months were 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year reached 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

20 PIMCO Funds: Pacific Investment Management Series

               If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted down-ward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of defla-tion. However, the current market value of the bonds is not guar-anteed, and will fluctuate. The Funds may also invest in other in-flation related bonds which may or may not provide a similar guar-antee. If such a guarantee of principal is not provided, the ad-justed principal value of the bond repaid at maturity may be less than the original principal.

               The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-in-dexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, lead-ing to a decrease in value of inflation-indexed bonds.
               While these securities are expected to be protected from long-
            term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency ex-change rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's in-flation measure.
               The U.S. Treasury has only recently begun issuing inflation-in-
            dexed bonds. As such, there is no trading history of these securi-ties, and there can be no assurance that a liquid market in these instruments will develop, although one is expected. Lack of a liq-uid market may impose the risk of higher transaction costs and the possibility the Real Return Bond Fund may be forced to liquidate positions when it would not be advantageous to do so. There also can be no assurance that the U.S. Treasury will issue any particu-lar amount of inflation-indexed bonds. Certain foreign govern-ments, such as the United Kingdom, Canada and Australia, have a longer history of issuing inflation-indexed bonds, and there may be a more liquid market in certain of these countries for these securities.
               The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are gener-ally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign coun-try will be correlated to the rate of inflation in the United States.

               Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though in-vestors do not receive their principal until maturity. See "Taxes" for information about the possible tax consequences of investing in the Real Return Bond Fund and in inflation-indexed bonds.

MORTGAGE-   Each of the Funds (except the Money Market Fund) may invest all of
RELATED AND its assets in mortgage- or other asset-backed securities. The
OTHER       value of some mortgage- or asset-backed securities in which the
ASSET-      Funds invest may be particularly sensitive to changes in prevail-
BACKED      ing interest rates, and, like the other investments of the Funds,
SECURITIES  the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Advisor to forecast in-terest rates and other economic factors correctly.

            MORTGAGE-PASS-THROUGH SECURITIES are securities representing in-terests in "pools" of mortgage loans secured by residential or commercial real property in which payments of both interest and principal on the securities are generally made monthly, in effect "passing through" monthly payments made by the individual borrow-ers on the mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early re-payment of principal on some mortgage-related securities (arising from prepayments of principal due to sale of the underlying prop-erty,

                                                  January 14, 1997 Prospectus 21
            refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon rein-vestment of principal. Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Like other fixed income securi-ties, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepay-ment features may not increase as much as other fixed income secu-rities. The rate of prepayments on underlying mortgages will af-fect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective matu-rity of the security beyond what was anticipated at the time of purchase. To the extent that unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mort-gage-related security, the volatility of such security can be ex-pected to increase.
               Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Govern-ment (in the case of securities guaranteed by GNMA); or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by FNMA or the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage-related securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bank-ers and other secondary market issuers) may be supported by vari-ous forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mort-gage poolers.

            COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOs") are hybrid mortgage-related instruments. Similar to a bond, interest and pre-paid principal on a CMO are paid, in most cases, semi-annually. CMOs may be collateralized by whole mortgage loans but are more typi-cally collateralized by portfolios of mortgage pass-through secu-rities guaranteed by GNMA, FHLMC, or FNMA. CMOs are structured into multiple classes, with each class bearing a different stated maturity. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive prin-cipal only after the first class has been retired. CMOs that are issued or guaranteed by the U.S. Government or by any of its agen-cies or instrumentalities will be considered U.S. Government secu-rities by the Funds, while other CMOs, even if collateralized by U.S. Government securities, will have the same status as other privately issued securities for purposes of applying a Fund's di-versification tests.

            COMMERCIAL MORTGAGE-BACKED SECURITIES include securities that re-flect an interest in, and are secured by, mortgage loans on com-mercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstand-ing principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed secu-rities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

            MORTGAGE-RELATED SECURITIES include securities other than those described above that directly or indirectly represent a participa-tion in, or are secured by and payable from, mortgage loans on real property, such as CMO residuals or stripped mortgage-backed securities ("SMBS"), and may be structured in classes with rights to receive varying proportions of principal and interest.

22 PIMCO Funds: Pacific Investment Management Series

               A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remain-der of the principal. In the most extreme case, one class will re-ceive all of the interest (the interest-only, or "IO" class), while the other class will receive all of the principal (the prin-cipal-only, or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (includ-ing prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse ef-fect on a Fund's yield to maturity from these securities. The Funds have adopted a policy under which no Fund will invest more than 5% of its net assets in any combination of IO, PO, or inverse floater securities. The Funds may invest in other asset-backed se-curities that have been offered to investors. For a discussion of the characteristics of some of these instruments, see the State-ment of Additional Information.



REPURCHASE For the purpose of achieving income, each of the Funds may enter AGREEMENTS into repurchase agreements, which entail the purchase of a portfo-
            lio-eligible security from a bank or broker-dealer that agrees to repurchase the security at the Fund's cost plus interest within a specified time (normally one day). If the party agreeing to repur-chase should default, as a result of bankruptcy or otherwise, the Fund will seek to sell the securities which it holds, which action could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. No Fund will invest more than 15% of its net assets (10% in the case of the Money Market Fund) (taken at current market value) in repurchase agreements maturing in more than seven days.



REVERSE     A reverse repurchase agreement may for some purposes be viewed as
REPURCHASE a form of borrowing that involves the sale of a security by a Fund AGREEMENTS, and its agreement to repurchase the instrument at a specified time
DOLLAR      and price. The Fund will maintain a segregated account consisting
ROLLS, AND  of assets determined to be liquid by the Advisor in accordance
OTHER       with procedures established by the Board of Trustees, maturing not
BORROWINGS  later than the expiration of the reverse repurchase agreement, to cover its obligations under reverse repurchase agreements.

               A Fund may enter into dollar rolls, in which the Fund sells mortgage-backed or other securities for delivery in the current month and simultaneously contracts to purchase substantially simi-lar securities on a specified future date. In the case of dollar rolls involving mortgage-backed securities, the mortgage-backed securities that are purchased will be of the same type and will have the same interest rate as those sold, but will be supported by different pools of mortgages. The Fund forgoes principal and interest paid during the roll period on the securities sold in a dollar roll, but the Fund is compensated by the difference between the current sales price and the lower price for the future pur-chase as well as by any interest earned on the proceeds of the se-curities sold. The Fund also could be compensated through the re-ceipt of fee income equivalent to a lower forward price. The Fund will maintain a segregated account consisting of assets determined to be liquid by the Advisor in accordance with procedures estab-lished by the Board of Trustees, to cover its obligations under dollar rolls.
               Dollar rolls and reverse repurchase agreements will be subject to the Funds' limitations on borrowings, which will restrict the aggregate of such transactions (plus any other borrowings) to 33 1/3% (for each Fund except the Global Bond Fund II) of such Fund's total assets. Apart from transactions involving reverse repurchase agreements and dollar rolls, a Fund will not borrow money, except for temporary administrative purposes. The Global Bond Fund II may not borrow in excess of 10% of the value of its total assets and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) or for extraor-dinary or emergency purposes.


LOANS OF    For the purpose of achieving income, each Fund may lend its port-
PORTFOLIO   folio securities to brokers, dealers, and other financial institu-
SECURITIES  tions, provided: (i) the loan is secured continuously by collat-
            eral consisting of U.S. Government securities, cash or cash equiv-alents (negotiable certificates of deposit, bankers' acceptances or letters of credit) maintained on a daily

                                                  January 14, 1997 Prospectus 23
            mark-to-market basis in an amount at least equal to the current market value of the securities loaned; (ii) the Fund may at any time call the loan and obtain the return of the securities loaned;
            (iii) the Fund will receive any interest or dividends paid on the loaned securities; and (iv) the aggregate market value of securi-ties loaned will not at any time exceed 33 1/3% (25% in the case of the Global Bond Fund II) of the total assets of the Fund. Each Fund's performance will continue to reflect changes in the value of the securities loaned and will also reflect the receipt of ei-ther interest, through investment of cash collateral by the Fund in permissible investments, or a fee, if the collateral is U.S. Government securities. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the col-lateral should the borrower fail to return the security loaned or become insolvent. The Funds may pay lending fees to the party ar-ranging the loan.



DELAYED     Each of the Funds may purchase or sell securities on a when-is-
DELIVERY,   sued, delayed delivery, or forward commitment basis. These trans-
WHEN-       actions involve a commitment by the Fund to purchase or sell secu-
ISSUED, AND rities for a predetermined price or yield, with payment and deliv-
FORWARD     ery taking place more than seven days in the future, or after a
COMMITMENT  period longer than the customary settlement period for that type
TRANSAC-    of security. When such purchases are outstanding, the Fund will
TIONS       set aside and maintain until the settlement date in a segregated account, assets determined to be liquid by the Advisor in accor-dance with procedures established by the Board of Trustees, in an amount sufficient to meet the purchase price. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made, although a Fund may earn income on securities it has deposited in a segregated ac-count. When purchasing a security on a when-issued, delayed deliv-ery, or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Fund is not re-quired to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund's other investments. If the Fund remains substantially fully in-vested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage. When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. A Fund may dispose of or renegotiate a transaction after it is entered into, and may sell when-issued or forward commitment securities before they are de-livered, which may result in a capital gain or loss. There is no percentage limitation on the extent to which the Funds may pur-chase or sell securities on a when-issued, delayed delivery, or forward commitment basis.


SHORT SALES Each of the Funds (except the StocksPLUS, High Yield and Total Re-
            turn III Funds), and particularly the StocksPLUS Short Strategy Fund, may from time to time effect short sales as part of their overall portfolio management strategies, including the use of de-rivative instruments, or to offset potential declines in value of long positions in similar securities as those sold short. A short sale (other than a short sale against the box) is a transaction in which a Fund sells a security it does not own at the time of the sale in anticipation that the market price of that security will decline. To the extent that a Fund engages in short sales, it must (except in the case of short sales "against the box") maintain as-set coverage in the form of assets determined to be liquid by the Advisor in accordance with procedures established by the Board of Trustees, in a segregated account, or otherwise cover its position in a permissible manner. A short sale is "against the box" to the extent that the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. The Global Bond Fund II may only engage in short sales that are "against the box."

24 PIMCO Funds: Pacific Investment Management Series

FOREIGN     Each of the Funds (except the Total Return II and Low Duration II
SECURITIES  Funds) may invest directly in fixed income securities of non-U.S.
            issuers. The Long-Term U.S. Government, High Yield, Commercial
            Mortgage Securities and Money Market Funds may only invest in U.S.
            dollar-denominated fixed income securities of non-U.S. issuers.
            Each of the Equity Funds may invest directly in foreign equity se-curities.

               Each of the Funds will limit its foreign investments to securi-
            ties of issuers based in developed countries (including Newly In-dustrialized Countries ("NICs"), such as Taiwan, South Korea and Mexico). The Low Duration, Low Duration III and Short-Term Funds limit their investments in securities of issuers based in NICs to 5% of their assets, and the remaining Fixed Income Funds (except the Foreign Bond, Global Bond, Global Bond II and International Bond Funds) limit their investments in securities of issuers based in NICs to 10% of their assets. For purposes of this restriction, the term "NIC" is not meant to include a defined set of countries selected according to specific criteria, but rather is a broadly defined term which includes countries which are considered by the Advisor to have sound economies and the potential for positive growth. In determining which countries will be considered NICs, the Advisor will not be limited by any determination made by any other investment adviser, institution, government or supranational agency regarding which countries are considered to be developing or emerging markets by such entities. As such, the Funds may in-vest in securities issued in countries which may be considered by other advisers or analysts to be developing or emerging markets.

               Investing in the securities of issuers in any foreign country involves special risks and considerations not typically associated with investing in U.S. companies. Shareholders should consider carefully the substantial risks involved in investing in securi-ties issued by companies and governments of foreign nations. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expro-priation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); and political instability which could affect U.S. investments in foreign coun-tries. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, in-cluding taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domes-tic securities and therefore may exhibit greater price volatility. Additional costs associated with an investment in foreign securi-ties may include higher custodial fees than apply to domestic cus-todial arrangements and transaction costs of foreign currency con-versions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in currencies other than the U.S. dollar.

               Each of the Fixed Income Funds (except the Total Return II and
            Low Duration II Funds) may invest in Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan intro-duced by former U.S. Secretary of the Treasury, Nicholas F. Brady. Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primar-ily the U.S. dollar), and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. Government securities. In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with re-spect to commercial bank loans by public and private entities in countries issuing Brady Bonds, investments in Brady Bonds may be viewed as speculative. There can be no assurance that Brady Bonds acquired by a Fund will not be subject to restructuring arrange-ments or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings. For further information, see the Statement of Additional Information.

                                                                             25
                                                   January 14, 1997 Prospectus

FOREIGN     Foreign currency exchange rates may fluctuate significantly over
CURRENCY    short periods of time. They generally are determined by the forces
TRANSAC-    of supply and demand in the foreign exchange markets and the rela-
TIONS       tive merits of investments in different countries, actual or per-
            ceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, by currency controls or political developments in the U.S. or abroad.
            Currencies in which the Funds' assets are denominated may be de-valued against the U.S. dollar, resulting in a loss to the Funds.

               All Funds that may invest in securities denominated in foreign currencies may buy and sell foreign currencies on a spot and for-ward basis to reduce the risks of adverse changes in foreign ex-change rates. A forward foreign currency exchange contract in-volves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a forward foreign currency exchange contract, the Fund "locks in" the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, a Fund reduces its ex-posure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. The effect on the value of a Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another. Contracts to sell foreign cur-rency would limit any potential gain which might be realized by a Fund if the value of the hedged currency increases. A Fund may en-ter into these contracts for the purpose of hedging against for-eign exchange risk arising from the Fund's investment or antici-pated investment in securities denominated in foreign currencies. A Fund also may enter into these contracts for purposes of in-creasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. A Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. Each Fund will segregate assets determined to be liquid by the Advisor in accordance with procedures estab-lished by the Board of Trustees, in a segregated account to cover its obligations under forward foreign currency exchange contracts entered into for non-hedging purposes.
               All Funds that may invest in securities denominated in foreign currencies may invest in options on foreign currencies and foreign currency futures and options thereon. The Funds also may invest in foreign currency exchange-related securities, such as foreign cur-rency warrants and other instruments whose return is linked to foreign currency exchange rates. Each Fund that may invest in se-curities denominated in foreign currencies, except the Global Bond Fund, will use these techniques to hedge at least 75% of its expo-sure to foreign currency. For a description of these instruments, see "Derivative Instruments" below and the Statement of Additional Information.

26 PIMCO Funds: Pacific Investment Management Series

HIGH YIELD The High Yield Fund invests at least 65% of its assets, and the SECURITIES Commercial Mortgage Securities Fund may invest up to 35% of its
("JUNK      assets, in fixed income securities rated lower than Baa by Moody's
BONDS")     or lower than BBB by S&P but rated at least B by Moody's or S&P
            (or, if not rated, of comparable quality). In addition, each of the StocksPLUS, StocksPLUS Short Strategy, Strategic Balanced,
            Foreign Bond, Global Bond, Global Bond II, Total Return, Total Re-turn III, Moderate Duration, Low Duration, Low Duration III and
            Short-Term Funds may invest up to 10% of its assets in such secu-rities. Securities rated lower than Baa by Moody's or lower than BBB by S&P are sometimes referred to as "high yield" or "junk" bonds. Securities rated Baa are considered by Moody's to have some speculative characteristics. Investors should consider the follow-ing risks associated with high yield securities before investing in these Funds.
               Investing in high yield securities involves special risks in addition to the risks associated with investments in higher rated fixed income securities. High yield securities may be regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities, and the ability of a Fund to achieve its investment objective may, to the extent of its investments in high yield securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher quality securities.
               High yield securities may be more susceptible to real or per-
            ceived adverse economic and competitive industry conditions than higher grade securities. The prices of high yield securities have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for ex-ample, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of high yield securities defaults, a Fund may incur additional expenses to seek recovery. In the case of high yield securities structured as zero coupon or payment-in-kind securities, the market prices of such securities are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodi-cally and in cash.
               The secondary markets on which high yield securities are traded may be less liquid than the market for higher grade securities.
            Less liquidity in the secondary trading markets could adversely affect and cause large fluctuations in the daily net asset value of a Fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly traded market.

               The use of credit ratings as the sole method of evaluating high yield securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. The Advisor does not rely solely on credit ratings when selecting se-curities for the Funds, and develops its own independent analysis of issuer credit quality. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the portfolio security if the Advisor deems it in the best inter-est of shareholders.

               During the year ended March 31, 1996 (September 30, 1996 for the Global Bond Fund II), based upon the dollar-weighted average ratings of the Funds' portfolio holdings at the end of each month in the Funds' fiscal year, each operational Fund that may invest greater than 5% of its assets in securities rated below investment grade had the following percentages of its net assets invested in securities rated in the categories indicated as rated by Moody's (or, if unrated, determined by the Advisor to be of comparable quality). See "Appendix B--Description of Securities Ratings," for further information.

                                                  January 14, 1997 Prospectus 27

              FIXED INCOME SECURITIES RATINGS

                                                          BELOW
           FUND              PRIME 1 Aaa    Aa     A      PRIME 1 Baa    Ba     B      Caa
              ------------------------------------------------------------------------------
           STOCKSPLUS        10.17%  59.79%  4.28%  6.45% 0.00%   11.00%  7.60%  0.72% 0.00%
              ------------------------------------------------------------------------------
           FOREIGN BOND       2.72   46.26  30.18   8.62  0.51     2.88   5.18   3.65  0.00
              ------------------------------------------------------------------------------
           GLOBAL BOND       15.05   40.36  29.03   5.45  0.50     2.62   2.06   4.92  0.00
              ------------------------------------------------------------------------------
           GLOBAL BOND II*    0.00   78.68  15.49   1.59  0.00     2.42   1.82   0.00  0.00
              ------------------------------------------------------------------------------
           HIGH YIELD         2.66    1.20   0.00   0.90  0.00     4.17  41.24  49.84  0.00
              ------------------------------------------------------------------------------
           TOTAL RETURN       9.80   62.57   6.12   7.35  0.00     5.92   6.23   2.00  0.01
              ------------------------------------------------------------------------------
           TOTAL RETURN III  10.22   69.93   1.91   6.49  0.00     4.78   5.36   1.31  0.00
              ------------------------------------------------------------------------------
           LOW DURATION       9.65   58.17   2.80  10.10  0.00     8.02  10.71   0.54  0.00
              ------------------------------------------------------------------------------
           SHORT-TERM        12.89   46.13   2.85  17.35  0.00    10.96   6.63   2.87  0.31

            *Reflects portfolio holdings of the PIMCO Advisors Global Income Fund for its fiscal year ended September 30, 1996. The Global In-come Fund reorganized as the Trust's Global Bond Fund II on Janu-ary 17, 1996.

               These figures are intended solely to provide disclosure about each Fund's asset composition during its most recent fiscal year. The asset composition after this time may or may not be approxi-mately the same as represented by such figures. In addition, the categories reflect ratings by Moody's, and ratings assigned by S&P may not be consistent with ratings assigned by Moody's or other credit ratings services, and the Advisor may not necessarily agree with a rating assigned by any credit rating agency.


DERIVATIVE To the extent permitted by the investment objectives and policies INSTRUMENTS of the Funds, the Funds may (except the Money Market Fund) pur-
            chase and write call and put options on securities, securities in-dexes and foreign currencies, and enter into futures contracts and use options on futures contracts as further described below. The Funds (except the Money Market Fund) also may enter into swap agreements with respect to foreign currencies, interest rates, and securities indexes. The Funds may use these techniques to hedge against changes in interest rates, foreign currency exchange rates or securities prices or as part of their overall investment strat-egies. The Funds (except the Money Market Fund) may also purchase and sell options relating to foreign currencies for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. Each Fund will maintain a segregated account consisting of assets de-termined to be liquid by the Advisor in accordance with procedures established by the Board of Trustees (or, as permitted by applica-ble regulation, enter into certain offsetting positions) to cover its obligations under options, futures, and swaps to avoid leveraging of the Fund.

               The Funds consider derivative instruments to consist of securi-
            ties or other instruments whose value is derived from or related to the value of some other instrument or asset, and not to include those securities whose payment of principal and/or interest depend upon cash flows from underlying assets, such as mortgage-related or asset-backed securities. Each Fund (except the Money Market
            Fund) may invest all of its assets in derivative instruments, sub-ject only to the Fund's investment objective and policies. The value of some derivative instruments in which the Funds invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Funds, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Advisor to forecast interest rates and other economic factors correctly. If the Advisor incorrectly fore-casts such factors and has taken positions in derivative instru-ments contrary to prevailing market trends, the Funds could be ex-posed to the risk of loss.

               The Funds might not employ any of the strategies described be-
            low, and no assurance can be given that any strategy used will succeed. If the Advisor incorrectly forecasts interest rates, mar-ket values or other economic factors in

28 PIMCO Funds: Pacific Investment Management Series
            utilizing a derivatives strategy for a Fund, the Fund might have been in a better position if it had not entered into the transac-tion at all. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no cor-relation, between price movements of derivative instruments and price movements of related investments. While some strategies in-volving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments, or due to the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for a Fund to sell a portfolio security at a disadvantageous time, because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible in-ability of a Fund to close out or to liquidate its derivatives po-sitions.

            OPTIONS ON SECURITIES, SECURITIES INDEXES, AND CURRENCIES A Fund may purchase put options on securities and indexes. One purpose of purchasing put options is to protect holdings in an underlying or related security against a substantial decline in market value. A Fund may also purchase call options on securities and indexes. One purpose of purchasing call options is to protect against substan-tial increases in prices of securities the Fund intends to pur-chase pending its ability to invest in such securities in an or-derly manner. An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the op-tion (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the op-tion to deliver the underlying security upon payment of the exer-cise price or to pay the exercise price upon delivery of the un-derlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified mul-tiplier for the index option. An index is designed to reflect specified facets of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.
               A Fund may sell put or call options it has previously pur-
            chased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. A Fund may write a call or put option only if the option is "covered" by the Fund holding a position in the under-lying securities or by other means which would permit immediate satisfaction of the Fund's obligation as writer of the option. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series.
               The Funds may write covered straddles consisting of a combina-
            tion of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the Funds' immediate obligations. The Funds may use the same liquid assets to cover both the call and put options where the ex-ercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Funds will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."
               The purchase and writing of options involves certain risks.
            During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exer-cise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise no-tice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the un-derlying security at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire

                                                  January 14, 1997 Prospectus 29
            investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading re-strictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position.

               Funds that invest in foreign currency-denominated securities may buy or sell put and call options on foreign currencies. Cur-rency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts, with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. The Funds may be required to treat as illiquid over-the-counter options purchased and securities being used to cover certain written over-the-counter options.

            SWAP AGREEMENTS The Funds may enter into interest rate, index, eq-uity and currency exchange rate swap agreements. These transac-tions would be entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional in-vestors for periods ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to ex-change the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calcu-lated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a par-ticular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that in-terest rates fall below a specified level, or "floor"; and inter-est rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against inter-est rate movements exceeding given minimum or maximum levels.

               Most swap agreements entered into by the Funds calculate the obligations of the parties to the agreement on a "net basis." Con-sequently, a Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's current obligations under a swap agreement will be accrued daily (offset against amounts owed to the Fund), and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account con-sisting of assets determined to be liquid by the Advisor in accor-dance with procedures established by the Board of Trustees, to limit any potential leveraging of the Fund's portfolio. Obliga-tions under swap agreements so covered will not be construed to be "senior securities" for purposes of the Funds' investment restric-tion concerning senior securities. A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's assets.

               Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend on the Advisor's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Be-cause they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid investments. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement

30 PIMCO Funds: Pacific Investment Management Series
            counterparty. The Funds will enter into swap agreements only with counterparties that meet certain standards for creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Funds' repurchase agreement guidelines). Certain restrictions imposed on the Funds by the In-ternal Revenue Code may limit the Funds' ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

            FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS Each of the Fixed Income Funds (except the Money Market Fund) may invest in interest rate futures contracts and options thereon ("futures op-tions"), and to the extent it may invest in foreign currency-de-nominated securities, may also invest in foreign currency futures contracts and options thereon. Each of the Equity Funds and the Strategic Balanced Fund may invest in interest rate, stock index and foreign currency futures contracts and options thereon.

               There are several risks associated with the use of futures and futures options for hedging purposes. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle, so that the portfo-lio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures con-tract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these in-struments are relatively new and without a significant trading history. As a result, there is no assurance that an active second-ary market will develop or continue to exist. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfa-vorable position, and the Fund would remain obligated to meet mar-gin requirements until the position is closed.
               The Funds may write covered straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the Funds' immediate obligations. A Fund may use the same liquid as-sets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Funds will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."
               The Funds will only enter into futures contracts or futures op-
            tions which are standardized and traded on a U.S. or foreign ex-change or board of trade, or similar entity, or quoted on an auto-mated quotation system. Each Fund will use financial futures con-tracts and related options only for "bona fide hedging" purposes, as such term is defined in applicable regulations of the Commodity Futures Trading Commission ("CFTC"), or, with respect to positions in financial futures and related options that do not qualify as "bona fide hedging" positions, will enter such positions only to the extent that aggregate initial margin deposits plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money," would not exceed 5% of the Fund's net assets.

PORTFOLIO   The length of time a Fund has held a particular security is not
TURNOVER    generally a consideration in investment decisions. The investment policies of a Fund may lead to frequent changes in the Fund's in-vestments, particularly in periods of volatile market movements. A change in the securities held by a Fund is known as "portfolio turnover." High portfolio turnover (e.g., over 100%) involves cor-respondingly greater expenses to a Fund, including brokerage com-missions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may result in realization of taxable capital gains. See
            "Taxes." The portfolio turnover rate for the Global Bond Fund II is set forth

                                                  January 14, 1997 Prospectus 31
            under "Financial Highlights." Portfolio turnover for the remaining Funds which offered Institutional or Administrative Class shares prior to the date of this Prospectus is incorporated by reference in the Statement of Additional Information.



ILLIQUID    Each of the Funds may invest up to 15% of its net assets in illiq-
SECURITIES  uid securities (10% in the case of the Money Market Fund). Certain illiquid securities may require pricing at fair value as deter-mined in good faith under the supervision of the Board of Trust-ees. The Advisor may be subject to significant delays in disposing of illiquid securities, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than transactions in liquid securities. The term "il-liquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of busi-ness at approximately the amount at which a Fund has valued the securities. Illiquid securities are considered to include, among other things, written over-the-counter options, securities or other liquid assets being used as cover for such options, repur-chase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), securities that are subject to legal or contractual restrictions on resale (such as privately placed debt securities) and other securities whose dis-position is restricted under the federal securities laws (other than securities issued pursuant to Rule 144A under the Securities
            Act of 1933 and certain commercial paper that Pacific Investment
            Management has determined to be liquid under procedures approved by the Board of Trustees).



"FUNDA-     The investment objective of the Global Bond Fund II described in
MENTAL"     this Prospectus may be changed by the Board of Trustees without
POLICIES    shareholder approval. The investment objective of each other Fund is fundamental and may not be changed without shareholder approval by vote of a majority of the outstanding shares of that Fund. If there is a change in a Fund's investment objective, including a change approved by a shareholder vote, shareholders should con-sider whether the Fund remains an appropriate investment in light of their then current financial position and needs.

            Performance Information

            From time to time the Trust may make available certain information about the performance of the Class A, Class B and Class C shares of some or all of the Funds. Performance information is computed separately for each Fund's Class A, Class B and Class C shares in accordance with the formulas described below. Because Class B and Class C shares bear the expense of the distribution fee attending the deferred sales charge (Class B) and asset based sales charge (Class C) alternatives and certain other expenses, it is expected that, under normal circumstances, the yield and the level of per-formance of a Fund's Class B and Class C shares will be lower than that of the Fund's Class A shares although an investment in Class B or Class C shares is not reduced by the front-end sales charge generally applicable to an investment in Class A shares.
               The Trust may, from time to time, include the yield and total return for each class of shares of its Funds in advertisements or reports to shareholders or prospective investors. Yield quotations for the Money Market Fund may include current yield and effective yield. Current yield will be based on income received by a hypo-thetical investment over a given seven-day period (less expenses accrued during the period) and "annualized" (i.e., assuming that the seven-day yield would be received for 52 weeks, stated in terms of an annual percentage return on the investment). Effective yield for the Fund is calculated in the manner similar to that used to calculate current yield, but reflects the compounding ef-fect on earnings of reinvested dividends. For the remaining Funds, quotations of yield for a Fund or class will be based on the in-vestment income per share (as defined by the Securities and Ex-change Commission) during a particular 30-day (or one-month) pe-riod (including dividends and interest), less expenses accrued during the period

32 PIMCO Funds: Pacific Investment Management Series

            ("net investment income"), and will be computed by dividing net investment income by the maximum public offering price per share on the last day of the period.

               All Funds may include the total return of Class A, Class B and/or Class C shares in advertisements or other written material. When a Fund advertises its total return with respect to its Class A, Class B and Class C shares, it will be calculated for the past year, the past five years, and the past ten years (or if the Fund has been offered for a period shorter than one-, five- or ten-years, that period will be substituted) since the establishment of the Fund (or its predecessor series of PIMCO Advisors Funds for the Global Bond Fund II), as more fully described in the Statement of Additional Information. Consistent with Securities and Exchange Commission rules and informal guidance, for periods prior to the initial offering date of a particular class, total return presen-tations for the class will be based on the historical performance of an older class of the Fund (the older class to be used in each case is set forth in the Statement of Additional Information) re-stated to reflect current sales charges (if any) of the newer class, but not reflecting any higher operating expenses (such as 12b-1 distribution and servicing fees and administration fee charges) associated with the newer class. All other things being equal, such higher expenses would have adversely affected (i.e., reduced) total return for a newer class (i.e., if the newer class had been issued since the inception of the Fund) by the amount of such higher expenses, compounded over the relevant period. Total return for each class is measured by comparing the value of an in-vestment in the Fund at the beginning of the relevant period (in the case of Class A shares, giving effect to the maximum initial sales charge) to the redemption value of the investment in the Fund at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions at net asset value and giving effect to the deduction of the maximum CDSC which would be payable). The Funds may advertise total return using alterna-tive methods that reflect all elements of return, but that may be adjusted to reflect the cumulative impact of alternative fee and expense structures, such as the currently effective advisory and administrative fees for the Funds.
               The Trust also may provide current distribution information to its shareholders in shareholder reports or other shareholder com-munications, or in certain types of sales literature provided to prospective investors. Current distribution information for a par-ticular class of a Fund will be based on distributions for a spec-ified period (i.e., total dividends from net investment income), divided by the relevant class net asset value per share on the last day of the period and annualized. The rate of current distri-butions does not reflect deductions for unrealized losses from transactions in derivative instruments such as options and futures, which may reduce total return. Current distribution rates differ from standardized yield rates in that they represent what a class of a Fund has declared and paid to shareholders as of the end of a specified period rather than the Fund's actual net in-vestment income for that period.

               Performance information for the Trust may also be compared to various unmanaged indices, such as the Standard & Poor's 500 Com-posite Stock Price Index, the Lehman Brothers Aggregate Bond In-dex, the Merrill Lynch 1 to 3 Year Treasury Index, the Lehman In-termediate and 20+ Year Treasury Blend Index, the Lehman BB Inter-mediate Corporate Index, indexes prepared by Lipper Analytical Services, the J.P. Morgan Global Index, the Salomon Brothers World Government Bond Index-10 Non U.S.-Dollar Hedged and the J.P. Mor-gan Government Bond Index Non U.S.-Dollar Hedged, and other enti-ties or organizations which track the performance of investment companies or investment advisers. Unmanaged indexes (i.e., other than Lipper) generally do not reflect deductions for administra-tive and management costs and expenses. The Advisor may also re-port to shareholders or to the public in advertisements concerning the performance of the Advisor as adviser to clients other than the Trust, and on the comparative performance or standing of the Advisor in relation to other money managers. Such comparative in-formation may be compiled or provided by independent ratings serv-ices or by news organizations. Any performance information, whether related to the Funds or to the Advisor, should be consid-ered in light of a Fund's investment objectives and policies, characteristics and quality of the portfolio, and the market con-ditions during the time period indicated, and should not be con-sidered

                                                  January 14, 1997 Prospectus 33
            to be representative of what may be achieved in the future. For a description of the methods used to determine yield and total re-turn for the Funds, see the Statement of Additional Information.
               Investment results of the Funds will fluctuate over time, and any presentation of the Funds' total return or yield for any prior period should not be considered as a representation of what an in-vestor's total return or yield may be in any future period.

            How to Buy Shares

            Class A, Class B and Class C shares of each Fund of the Trust are continuously offered through the Trust's principal underwriter, PIMCO Funds Distribution Company (the "Distributor"), and through other firms which have dealer agreements with the Distributor ("participating brokers") or which have agreed to act as introduc-ing brokers for the Distributor ("introducing brokers"). The Real Return Bond Fund will commence offering Class A, Class B and Class C shares on January 27, 1997.

               There are two ways to purchase Class A, Class B or Class C shares: either 1) through your dealer or broker which has a dealer agreement with the Distributor; or 2) directly by mailing a PIMCO Funds Account Application included with this Prospectus (the "Ac-count Application") with payment, as described below under the heading Direct Investment, to the Distributor (if no dealer is named in the Account Application, the Distributor may act as deal-
            er).

               Each Fund currently offers and sells three classes of shares in this Prospectus (Class A, Class B and Class C). Institutional Class shares and Administrative Class shares of certain of the Funds are offered through a separate prospectus. Shares may be purchased at a price equal to their net asset value per share next determined after receipt of an order, plus a sales charge which, at the election of the purchaser, may be imposed either (i) at the time of the purchase in the case of Class A shares (the "initial sales charge alternative"), (ii) on a contingent deferred basis in the case of Class B shares (the "deferred sales charge alterna-tive"), or (iii) by the deduction of an ongoing asset based sales charge in the case of Class C shares (the "asset based sales charge alternative"). In certain circumstances, Class A and Class C shares are also subject to a CDSC, and, in the case of the StocksPLUS Short Strategy Fund, a redemption fee. See "Alternative Purchase Arrangements." Purchase payments for Class B and Class C shares are fully invested at the net asset value next determined after acceptance of the trade. Purchase payments for Class A shares, less the applicable sales charge, are invested at the net asset value next determined after acceptance of the trade.

               All purchase orders received by the Distributor prior to the close of regular trading (normally 4:00 p.m. Eastern time) on the New York Stock Exchange (the "Exchange"), on a regular business day, are processed at that day's offering price. However, orders received by the Distributor from dealers or brokers after the of-fering price is determined that day will receive such offering price if the orders were received by the dealer or broker from its customer prior to such determination and were transmitted to and received by the Distributor prior to its close of business that day (normally 5:00 p.m. Eastern time) or, in the case of certain retirement plans, received by the Distributor prior to 10:00 a.m. Eastern time on the next business day. Purchase orders received on other than a regular business day will be executed on the next succeeding regular business day. The Distributor, in its sole dis-cretion, may accept or reject any order for purchase of Fund shares. The sale of shares will be suspended during any period in which the Exchange is closed for other than weekends or holidays, or if permitted by the rules of the Securities and Exchange Com-mission when trading on the Exchange is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net as-sets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors.

34 PIMCO Funds: Pacific Investment Management Series

               Except for gifts to minors or purchases through the PIMCO Auto
            Invest plan, the PIMCO Auto Exchange plan and tax-qualified pro-grams referred to below, the minimum initial investment in Class A, Class B or Class C shares of the Trust is $1,000 and in any Fund is $250, and the minimum additional investment is $100 per Fund. The minimum initial investment for gifts to minors is $250 per Fund. For information about dealer commissions, see "Alterna-tive Purchase Arrangements" below. Persons selling Fund shares may receive different compensation for selling Class A, Class B or Class C shares. Normally, Fund shares purchased through partici-pating brokers are held in the investor's account with that bro-ker. No share certificates will be issued unless specifically re-quested in writing by an investor or broker-dealer.



DIRECT      Investors who wish to invest in Class A, Class B or Class C shares
INVESTMENT  of the Trust directly, rather than through a participating broker, may do so by opening an account with the Distributor. To open an account, an investor should complete the Account Application in-cluded with this Prospectus. All shareholders who open direct ac-counts with the Distributor will receive from the Distributor in-dividual confirmations of each purchase, redemption, dividend re-investment, exchange or transfer of Trust shares, including the total number of Trust shares owned as of the confirmation date, except that purchases which result from the reinvestment of daily-accrued dividends and/or distributions will be confirmed once each calendar quarter. See "Distributions" below. Information regarding direct investment or any other features or plans offered by the Trust may be obtained by calling the Distributor at 800-426-0107 or by calling your broker.


PURCHASE BY Investors who wish to invest directly may send a check payable to
MAIL PIMCO Funds Distribution Company, along with a completed applica-tion form to:

               PIMCO Funds Distribution Company
               P.O. Box 5866
               Denver, CO 80217-5866

               Purchases are accepted subject to collection of checks at full value and conversion into federal funds. Payment by a check drawn on any member of the Federal Reserve System can normally be con-verted into federal funds within two business days after receipt of the check. Checks drawn on a non-member bank may take up to 15 days to convert into federal funds. In all cases, the purchase price is based on the net asset value next determined after the purchase order and check are accepted, even though the check may not yet have been converted into federal funds.



SUBSEQUENT  Subsequent purchases of Class A, Class B or Class C shares can be
PURCHASES   made as indicated above by mailing a check with a letter describ-
OF SHARES   ing the investment or with the additional investment portion of a confirmation statement. Except for subsequent purchases through the PIMCO Auto Invest plan, the PIMCO Auto Exchange plan, tax-qualified programs and PIMCO Fund Link referred to below, and ex-cept during periods when an Automatic Withdrawal plan is in ef-fect, the minimum subsequent purchase is $100 in any Fund. All payments should be made payable to PIMCO Funds Distribution Com-pany and should clearly indicate the shareholder's account number.
            Checks should be mailed to the address above under "Purchase by Mail."



TAX-        The Distributor makes available retirement plan services and docu-
QUALIFIED   ments for Individual Retirement Accounts (IRAs) for which First
RETIREMENT  National Bank of Boston serves as trustee and for IRA accounts es-
PLANS       tablished with Form 5305-SIMPLE under the Internal Revenue Code.
            These accounts include Simplified Employee Pension Plan (SEP) and
            Salary

                                                  January 14, 1997 Prospectus 35

            Reduction Simplified Employee Pension Plan (SAR/SEP) IRA accounts and prototype documents. In addition, prototype documents are available for establishing 403(b)(7) Custodial Accounts with First National Bank of Boston as custodian. This type of plan is avail-able to employees of certain non-profit organizations.
               The Distributor also makes available prototype documents for establishing Money Purchase and/or Profit Sharing Plans and 401(k) Retirement Savings Plans. Investors should call the Distributor at 800-426-0107 for further information about these plans and should consult with their own tax advisers before establishing any re-tirement plan. Investors who maintain their accounts with partici-pating brokers should consult their broker about similar types of accounts that may be offered through the broker. The minimum ini-tial and subsequent investment in any Fund for tax-qualified plans is $25.


PIMCO AUTO  The PIMCO Auto Invest plan provides for periodic investments into
INVEST the shareholder's account with the Trust by means of automatic transfers of a designated amount from the shareholder's bank ac-count. Investments may be made monthly or quarterly, and may be in any amount subject to a minimum of $50 per month for each Fund in which shares are purchased through the plan. Further information regarding the PIMCO Auto Invest plan is available from the Dis-tributor or participating brokers. You may enroll by completing the appropriate section on the Account Application, or you may ob-tain an Auto Invest Application by calling the Distributor or your broker.



PIMCO AUTO  The PIMCO Auto Exchange plan establishes regular, periodic ex-
EXCHANGE    changes from one Fund to another Fund or a series of PIMCO Funds:
            Multi-Manager Series which offers Class A, Class B or Class C shares. The plan provides for regular investments into a share-holder's account in a specific Fund by means of automatic ex-changes of a designated amount from another Fund account of the same class of shares and with identical account registration.
               Exchanges may be made monthly or quarterly, and may be in any amount subject to a minimum of $50 for each Fund whose shares are purchased through the plan. Further information regarding the PIMCO Auto Exchange plan is available from the Distributor at 800-426-0107 or participating brokers. You may enroll by completing an application which may be obtained from the Distributor or by tele-phone request at 800-426-0107. For more information on exchanges, see "Exchange Privilege."



PIMCO FUND  PIMCO Fund Link ("Fund Link") connects your Fund account with a
LINK bank account. Fund Link may be used for subsequent purchases and for redemptions and other transactions described under "How to Re-deem." Purchase transactions are effected by electronic funds transfers from the shareholder's account at a U.S. bank or other financial institution that is an Automated Clearing House ("ACH") member. Investors may use Fund Link to make subsequent purchases of shares in amounts from $50 to $10,000. To initiate such pur-chases, call 800-852-8457. All such calls will be recorded. Fund Link is normally established within 45 days of receipt of a Fund Link Application by Shareholder Services, Inc. (the "Transfer Agent"). The minimum investment by Fund Link is $50 per Fund. Shares will be purchased on the regular business day the Distribu-tor receives the funds through the ACH system, provided the funds are received before the close of regular trading on the Exchange. If the funds are received after the close of regular trading, the shares will be purchased on the next regular business day.

               Fund Link privileges must be requested on the Account Applica-
            tion. To establish Fund Link on an existing account, complete a Fund Link Application, which is available from the Distributor or your broker, with signatures guaranteed from all shareholders of record for the account. See "Signature Guarantee" below. Such privileges apply to each shareholder of record for the account un-less and until the Distributor receives written instructions from a shareholder of record canceling such privileges. Changes of bank account information must be made by completing a new Fund Link Ap-plication signed by all owners of record of the account, with all signatures guaranteed. The Distributor,

36 PIMCO Funds: Pacific Investment Management Series
            the Transfer Agent and the Fund may rely on any telephone instruc-tions believed to be genuine and will not be responsible to share-holders for any damage, loss or expenses arising out of such in-structions. The Fund reserves the right to amend, suspend or dis-continue Fund Link privileges at any time without prior notice. Fund Link does not apply to shares held in broker "street name" accounts.


SIGNATURE   When a signature guarantee is called for, the shareholder should
GUARANTEE   have "Signature Guaranteed" stamped under his signature and guar-
            anteed by any of the following entities: U.S. banks, foreign banks having a U.S. correspondent bank, credit unions, savings associa-tions, U.S. registered dealers and brokers, municipal securities dealers and brokers, government securities dealers and brokers, national securities exchanges, registered securities associations and clearing agencies (each an "Eligible Guarantor Institution").
            The Distributor reserves the right to reject any signature guaran-tee pursuant to its written signature guarantee standards or pro-cedures, which may be revised in the future to permit it to reject signature guarantees from Eligible Guarantor Institutions that do not, based on credit guidelines, satisfy such written standards or procedures. The Trust may change the signature guarantee require-ments from time to time upon notice to shareholders, which may be given by means of a new or supplemented Prospectus.

ACCOUNT     Changes in registration or account privileges may be made in writ-
REGISTRATIONing to the Transfer Agent. Signature guarantees may be required.
CHANGES     See "Signature Guarantee" above. All correspondence must include the account number and must be sent to:

                PIMCO Funds Distribution Company

                P.O. Box 5866

                Denver, CO 80217-5866

            Alternative Purchase Arrangements

            The Trust offers investors three classes of shares in this Pro-spectus (Class A, Class B and Class C) which bear sales charges in different forms and amounts and which bear different levels of ex-penses. Through a separate prospectus, certain of the Funds offer up to two additional classes of shares, Institutional Class shares and Administrative Class shares, to pension and profit sharing plans, employee benefit plans, endowments, foundations, corpora-tions and other high net worth individuals. Institutional Class and Administrative Class shares are sold without sales charges and have different expenses than Class A, Class B and Class C shares. As a result of lower sales charges and/or operating expenses, Ad-ministrative Class and Institutional Class shares are generally expected to achieve a higher investment return than Class A, Class B or Class C shares. To obtain more information about Institu-tional Class or Administrative Class shares, please call the Dis-tributor at 800-426-0107.

               The alternative purchase arrangements offered in this Prospec-
            tus are designed to enable a retail investor to choose the method of purchasing Fund shares that is most beneficial to the investor based on all factors to be considered, which include: the amount and intended length of the investment; the particular Fund; and whether the investor intends to exchange shares for shares of other Funds. Generally, when making an investment decision, in-vestors should consider the anticipated life of an intended in-vestment in the Funds, the accumulated distribution and servicing fees plus CDSCs on Class B or Class C shares, the initial sales charge plus accumulated servicing fees on Class A shares (plus a CDSC in certain circumstances), the possibility that the antici-pated higher return on Class A shares due to the lower ongoing charges will offset the initial sales charge paid on such shares, the automatic conversion of Class B shares to Class A shares and the difference in the CDSCs applicable to Class A, Class B and Class C shares.

                                                 January 14, 1997 Prospectus 37

            CLASS A The initial sales charge alternative (Class A) might be preferred by investors purchasing shares of sufficient aggregate value to qualify for reductions in the initial sales charge appli-cable to such shares. Similar reductions are not available on the contingent deferred sales charge alternative (Class B) or the as-set based sales charge alternative (Class C). Class A shares are subject to a servicing fee but are not subject to a distribution fee and, accordingly, such shares are expected to pay correspond-ingly higher dividends on a per share basis. However, because ini-tial sales charges are deducted at the time of purchase, not all of the purchase payment for Class A shares is invested initially. Class B and Class C shares might be preferable to investors who wish to have all purchase payments invested initially, although remaining subject to higher distribution and servicing fees and, for certain periods, being subject to a CDSC. An investor who qualifies for an elimination of the Class A initial sales charge should also consider whether he or she anticipates redeeming shares in a time period which will subject such shares to a CDSC as described below. See "Initial Sales Charge Alternative--Class A Shares--Class A Deferred Sales Charge" below.

            CLASS B Class B shares might be preferred by investors who intend to invest in the Funds for longer periods and who do not intend to purchase shares of sufficient aggregate value to qualify for sales charge reductions applicable to Class A shares. Both Class B and Class C shares can be purchased at net asset value without an ini-tial sales charge. However, unlike Class C shares, Class B shares convert into Class A shares after the shares have been held for seven years. After the conversion takes place, the shares will no longer be subject to a CDSC, and will be subject to the servicing fees charged for Class A shares which are lower than the distribu-tion and servicing fees charged on either Class B or Class C shares. See "Deferred Sales Charge Alternative--Class B Shares" below.

            CLASS C Class C shares might be preferred by investors who intend to purchase shares which are not of sufficient aggregate value to qualify for Class A sales charges of 1% or less and who wish to have all purchase payments invested initially. Class C shares are preferable to Class B shares for investors who intend to maintain their investment for intermediate periods and therefore may also be preferable for investors who are unsure of the intended length of their investment. Unlike Class B shares, Class C shares are not subject to a CDSC after they have been held for one year and are subject to only a 1% CDSC during the first year. However, because Class C shares do not convert into Class A shares, Class B shares are preferable to Class C shares for investors who intend to main-tain their investment in the Funds for long periods. See "Asset Based Sales Charge Alternative--Class C Shares" below.

               In determining which class of shares to purchase, an investor should always consider whether any waiver or reduction of a sales charge or a CDSC is available. See generally "Initial Sales Charge Alternative--Class A Shares" and "Waiver of Contingent Deferred Sales Charges" below.

               The maximum single purchase of Class B shares accepted is
            $249,999. The maximum single purchase of Class C shares accepted is $999,999. The Funds may refuse any order to purchase shares.

               For a description of the Distribution and Servicing Plans and distribution and servicing fees payable thereunder with respect to Class A, Class B and Class C shares, see "Distributor and Distri-bution and Servicing Plans" below.

            WAIVER OF CONTINGENT DEFERRED SALES CHARGES The CDSC applicable to Class A and Class C shares is currently waived for (i) any partial or complete redemption in connection with a distribution without penalty under Section 72(t) of the Internal Revenue Code of 1986, as amended (the "Code"), from a retirement plan, including a 403(b)(7) plan or an IRA (a) upon attaining age 59 1/2, (b) as part of a series of substantially equal periodic payments, or (c) in the case of an employer sponsored retirement plan, upon separa-tion from service and attaining age 55; (ii) any partial or com-plete redemption in connection with a qualifying loan or hardship withdrawal from an employer sponsored retirement plan; (iii) any complete redemption in connection with a distribution from a qual-ified employer retirement plan in connec

38 PIMCO Funds: Pacific Investment Management Series
            tion with termination of employment or termination of the employ-er's plan and the transfer to another employer's plan or to an IRA; (iv) any partial or complete redemption following death or disability (as defined in the Code) of a shareholder (including one who owns the shares as joint tenant with his or her spouse) from an account in which the deceased or disabled is named, pro-vided the redemption is requested within one year of the death or initial determination of disability; (v) any redemption resulting from a return of an excess contribution to a qualified employer retirement plan or an IRA; (vi) certain periodic redemptions under an Automatic Withdrawal Plan from an account meeting certain mini-mum balance requirements, in amounts meeting certain maximums es-tablished from time to time by the Distributor; (vii) redemptions by Trustees, officers and employees of the Trust, and by direc-tors, officers and employees of the Distributor and the Advisor;
            (viii) redemptions effected pursuant to a Fund's right to involun-tarily redeem a shareholder's account if the aggregate net asset value of shares held in such shareholder's account is less than a minimum account size specified in such Fund's prospectus; (ix) in-voluntary redemptions caused by operation of law; (x) redemption of shares of any Fund that is combined with another Fund, invest-ment company, or personal holding company by virtue of a merger, acquisition or other similar reorganization transaction; (xi) re-demptions by a shareholder who is a participant making periodic purchases of not less than $50 through certain employer sponsored savings plans that are clients of a broker-dealer with which the Distributor has an agreement with respect to such purchases; (xii) redemptions effected by trustees or other fiduciaries who have purchased shares for employer sponsored plans, the administrator for which has an agreement with the Distributor with respect to such purchases; or (xiii) redemptions in connection with IRA ac-counts established with Form 5305-SIMPLE under the Code for which the Trust is the designated financial institution.

               The CDSC applicable to Class B shares is currently waived for any partial or complete redemption (a) in connection with a dis-tribution without penalty under Section 72(t) of the Code from a 403(b)(7) plan or an IRA upon attaining age 59 1/2; (b) following death or disability (as defined in the Code) of a shareholder (in-cluding one who owns the shares as joint tenant with his or her spouse) from an account in which the deceased or disabled is named, provided the redemption is requested within one year of the death or initial determination of disability; and (c) of up to 10% per year of the value of an account subject to an Automatic With-drawal Plan. See "How to Redeem--Automatic Withdrawal Plan."

               The Distributor may require documentation prior to waiver of the CDSC for any class, including distribution letters, certifica-tion by plan administrators, applicable tax forms, death certifi-cates, physicians' certificates, etc.

                                                  January 14, 1997 Prospectus 39

INITIAL     Class A shares are sold at a public offering price equal to their
SALES       net asset value per share plus a sales charge, as set forth below.
CHARGE      As indicated below under "Class A Deferred Sales Charge," certain
ALTERNA     investors that purchase $1,000,000 or more of any Fund's Class A
TIVE --     shares (and thus pay no initial sales charge) may be subject to a
CLASS A     1% CDSC if they redeem such shares during the first 18 months af-
SHARES      ter their purchase.

              ALL FUNDS (EXCEPT MONEY MARKET, SHORT-TERM, LOW DURATION AND STOCKSPLUS FUNDS)

                                SALES CHARGE                    DISCOUNT OR
                                AS % OF NET  SALES CHARGE       COMMISSION TO
           AMOUNT OF            AMOUNT       AS % OF THE PUBLIC DEALERS AS % OF
           PURCHASE             INVESTED     OFFERING PRICE     PUBLIC OFFERING PRICE
              -----------------------------------------------------------------------
           $0 - $49,999         4.71%           4.50%              4.00%
              -----------------------------------------------------------------------
           $50,000 - $99,999    4.17%           4.00%              3.50%
              -----------------------------------------------------------------------
           $100,000 - $249,999  3.63%           3.50%              3.00%
              -----------------------------------------------------------------------
           $250,000 - $499,999  2.56%           2.50%              2.00%
              -----------------------------------------------------------------------
           $500,000 - $999,999  2.04%           2.00%              1.75%
              -----------------------------------------------------------------------
           $1,000,000+          0.00%/1/     0.00%/1/           0.50%/2/


              LOW DURATION AND STOCKSPLUS FUNDS

                                SALES CHARGE                    DISCOUNT OR
                                AS % OF NET  SALES CHARGE       COMMISSION TO
           AMOUNT OF            AMOUNT       AS % OF THE PUBLIC DEALERS AS % OF
           PURCHASE             INVESTED     OFFERING PRICE     PUBLIC OFFERING PRICE
              -----------------------------------------------------------------------
           $0 - $49,999         3.09%        3.00%                 2.50%
              -----------------------------------------------------------------------
           $50,000 - $99,999    2.56%        2.50%                 2.00%
              -----------------------------------------------------------------------
           $100,000 - $249,999  2.04%        2.00%                 1.75%
              -----------------------------------------------------------------------
           $250,000 - $499,999  1.52%        1.50%                 1.25%
              -----------------------------------------------------------------------
           $500,000 - $999,999  1.27%        1.25%                 1.00%
              -----------------------------------------------------------------------
           $1,000,000+          0.00%/1/     0.00%/1/           0.50%/2/



              SHORT-TERM FUND

                                SALES CHARGE                    DISCOUNT OR
                                AS % OF NET  SALES CHARGE       COMMISSION TO
           AMOUNT OF            AMOUNT       AS % OF THE PUBLIC DEALERS AS % OF
           PURCHASE             INVESTED     OFFERING PRICE     PUBLIC OFFERING PRICE
              -----------------------------------------------------------------------
           $0 - $49,999         2.04%        2.00%                 1.75%
              -----------------------------------------------------------------------
           $50,000 - $99,999    1,78%        1.75%                 1.50%
              -----------------------------------------------------------------------
           $100,000 - $249,999  1.52%        1.50%                 1.25%
              -----------------------------------------------------------------------
           $250,000 - $499,999  1.27%        1.25%                 1.00%
              -----------------------------------------------------------------------
           $500,000 - $999,999  1.01%        1.00%                 0.75%
              -----------------------------------------------------------------------
           $1,000,000+          0.00%/1/     0.00%/1/           0.25%/2/

            1. As shown, investors that purchase more than $1,000,000 of any Fund's Class A shares will not pay any initial sales charge on such purchase. However, except with regard to purchases of Class A shares of the Money Market Fund, purchasers of $1,000,000 or more of Class A shares (other than those purchasers described below un-der "Sales at Net Asset Value" where no commission is paid) will be subject to a CDSC of 1% if such shares are redeemed during the first 18 months after such shares are purchased unless such pur-chaser is eligible for a waiver of the CDSC as described under "Waiver of Contingent Deferred Sales Charge" above. See "Class A Deferred Sales Charge" below.

            2. The Distributor will pay a commission to dealers who sell amounts of $1,000,000 or more of Class A shares (or who sell Class A shares at net asset value to certain employer-sponsored plans as outlined in "Sales at Net Asset Value") of each of the Funds ex-cept for the Money Market Fund (for which no payment is made) and the Short-Term Fund, according to the following schedule: 0.50% of the first $2,000,000 and 0.25% of amounts over $2,000,000; and 0.25% of sales of Class A shares of the Short-Term Fund in excess of $1,000,000.

40 PIMCO Funds: Pacific Investment Management Series

               No initial sales charge applies to purchases of Class A shares of the Money Market Fund. However, if a shareholder exchanges Class A shares of the Money Market Fund, for which no sales load was paid at the time of purchase, for Class A shares of any other Fund, the sales charge shown above for the other Fund applies at the time of the exchange.

               Each Fund receives the entire net asset value of its Class A shares purchased by investors. The Distributor receives the sales charge shown above less any applicable discount or commission "reallowed" to participating brokers in the amounts indicated in the table above. The Distributor may, however, elect to reallow the entire sales charge to participating brokers for all sales with respect to which orders are placed with the Distributor for any particular Fund during a particular period. During such peri-ods as may from time to time be designated by the Distributor, the Distributor will pay an additional amount of up to 0.50% of the purchase price on sales of Class A shares of all or selected Funds purchased to each participating broker which obtains purchase or-ders in amounts exceeding thresholds established from time to time by the Distributor. From time to time, the Distributor, its parent and/or its affiliates may make additional payments to one or more participating brokers based upon factors such as the level of sales or the length of time clients' assets have remained in the Trust.
               Shares issued pursuant to the automatic reinvestment of income dividends or capital gains distributions are issued at net asset value and are not subject to any sales charges.
               Under the circumstances described below, investors may be enti-
            tled to pay reduced sales charges for Class A shares.

            COMBINED PURCHASE PRIVILEGE Investors may qualify for a reduced sales charge by combining purchases of the Class A shares of one or more Funds or series of PIMCO Funds: Multi-Manager Series which offer Class A shares (together, "eligible PIMCO Funds") into a "single purchase," if the resulting purchase totals at least $50,000. The term single purchase refers to: (i) a single purchase by an individual, or concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing Class A shares of the eligible PIMCO Funds for his, her or their own account; (ii) a single purchase by a trustee or other fiduciary purchasing shares for a single trust, estate or fidu-ciary account although more than one beneficiary is involved; or
            (iii) a single purchase for the employee benefit plans of a single employer. For further information, call the Distributor at 800-426-0107 or your broker.

            CUMULATIVE QUANTITY DISCOUNT (RIGHT OF ACCUMULATION) A purchase of additional Class A shares of any eligible PIMCO Fund may qualify for a Cumulative Quantity Discount at the rate applicable to the discount bracket obtained by adding:

                 (i) the investor's current purchase;

                 (ii) the value (at the close of business on the day of the current purchase) of all Class A shares of any eligible PIMCO Fund (other than the Money Market Fund) held by the investor computed at the maximum offering price; and

                 (iii) the value of all shares described in paragraph (ii) owned by another shareholder eligible to be combined with the investor's purchase into a "single purchase" as defined above under "Combined Purchase Privilege."

            For example, if you owned Class A shares of the Total Return Fund worth $25,000 at the current maximum offering price and wished to purchase Class A shares of the Global Bond Fund II worth an addi-tional $30,000, the sales charge for the $30,000 purchase would be at the 4.00% rate applicable to a single $55,000 purchase of shares of the Global Bond Fund II, rather than the 4.50% rate.



                                                 January 14, 1997 Prospectus 41

            LETTER OF INTENT An investor may also obtain a reduced sales charge by means of a written Letter of Intent, which expresses an intention to invest not less than $50,000 within a period of 13 months in Class A shares of any eligible PIMCO Fund(s) (other than the Money Market Fund). Each purchase of shares under a Letter of Intent will be made at the public offering price or prices appli-cable at the time of such purchase to a single transaction of the dollar amount indicated in the Letter. At the investor's option, a Letter of Intent may include purchases of Class A shares of any eligible PIMCO Fund (other than the Money Market Fund) made not more than 90 days prior to the date the Letter of Intent is signed; however, the 13-month period during which the Letter is in effect will begin on the date of the earliest purchase to be in-cluded and the sales charge on any purchases prior to the Letter will not be adjusted.

               Investors qualifying for the Combined Purchase Privilege de-
            scribed above may purchase shares of the eligible PIMCO Funds un-der a single Letter of Intent. For example, if at the time you sign a Letter of Intent to invest at least $100,000 in Class A shares of any Fund (other than the Money Market Fund), you and your spouse each purchase Class A shares of the Global Bond Fund II worth $30,000 (for a total of $60,000), it will only be neces-sary to invest a total of $40,000 during the following 13 months in Class A shares of any of the Funds (other than the Money Market
            Fund) to qualify for the 3.50% sales charge on the total amount being invested (the sales charge applicable to an investment of $100,000 in any of the Funds other than Money Market, Short-Term, Low Duration and StocksPLUS Funds).

               A Letter of Intent is not a binding obligation to purchase the full amount indicated. The minimum initial investment under a Let-ter of Intent is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in your name) to secure payment of the higher sales charge applicable to the shares actually purchased in the event the full intended amount is not purchased. If the full amount in-dicated is not purchased, a sufficient amount of such escrowed shares will be involuntarily redeemed to pay the additional sales charge applicable to the amount actually purchased, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional eligible PIMCO Fund shares, are not subject to es-crow. When the full amount indicated has been purchased, the es-crow will be released.
               If you wish to enter into a Letter of Intent in conjunction with your initial investment in Class A shares of a Fund, you should complete the appropriate portion of the Account Application included with this Prospectus. If you are a current Class A share-holder desiring to do so you can obtain a form of Letter of Intent by contacting the Distributor at 800-426-0107 or any broker par-ticipating in this program.

            REINSTATEMENT PRIVILEGE A Class A shareholder who has caused any or all of his shares (other than Money Market Fund shares that were not acquired by exchanging Class A shares of another Fund) to be redeemed may reinvest all or any portion of the redemption pro-ceeds in Class A shares of any eligible PIMCO Fund at net asset value without any sales charge, provided that such reinvestment is made within 120 calendar days after the redemption or repurchase date. Shares are sold to a reinvesting shareholder at the net as-set value next determined. See "How Net Asset Value is Deter-mined." A reinstatement pursuant to this privilege will not cancel the redemption transaction and, consequently, any gain or loss so realized may be recognized for federal tax purposes except that no loss may be recognized to the extent that the proceeds are rein-vested in shares of the same Fund within 30 days. The reinstate-ment privilege may be utilized by a shareholder only once, irre-spective of the number of shares redeemed, except that the privi-lege may be utilized without limit in connection with transactions whose sole purpose is to transfer a shareholder's interest in a Fund to his Individual Retirement Account or other qualified re-tirement plan account. An investor may exercise the reinstatement privilege by written request sent to the Distributor or to the in-vestor's broker.

42 PIMCO Funds: Pacific Investment Management Series

            SALES AT NET ASSET VALUE Each Fund may sell its Class A shares at net asset value without a sales charge to (a) current or retired officers, trustees, directors or employees of the Trust, the Advi-sor or the Distributor, to a spouse or child of such person or to any trust, profit sharing or pension plan for the benefit of any such person, (b) current or retired trustees of PIMCO Funds: Mul-ti-Manager Series or Cash Accumulation Trust, registered invest-ment companies for which PIMCO Advisors L.P., an affiliate of the Advisor, acts as investment adviser, (c) current registered repre-sentatives and other full-time employees of participating brokers or such persons' spouses, (d) trustees or other fiduciaries pur-chasing shares for certain employer sponsored plans that have at least 100 eligible participants or at least $1 million in total plan assets, (e) trustees or other fiduciaries purchasing shares for certain employer-sponsored plans, the trustee, fiduciary or administrator for which has an agreement with the Distributor with respect to such purchases, (f) participants investing through ac-counts known as "wrap accounts" established with brokers or deal-ers approved by the Distributor where such brokers or dealers are paid a single, inclusive fee for brokerage and investment manage-ment services, (g) broker-dealers or registered investment advis-ers affiliated with such broker-dealers with which the Distributor has an agreement for the use of PIMCO Funds in particular invest-ment products for which a fee is charged, and (h) trust accounts for which trust companies affiliated with the Trust or the Advisor serve as trustee. As described above, the Distributor will not pay any initial commission to dealers upon the sale of Class A shares to the purchasers described in this paragraph except for sales to purchasers described under (d) or (e) in this paragraph.
               In addition, the Short-Term Fund may (subject to appropriate documentation) sell its Class A shares without a sales charge where the amount invested represents proceeds of a redemption from a mutual fund not distributed by PIMCO Funds Distribution Company if such redemption occurred no more than 60 days prior to the pur-chase of the Short-Term Fund's Class A shares and the shareholder either (i) paid an initial sales charge on the redeemed shares (or was entitled to a waiver of the initial sales charge) or (ii) was at some time subject to a deferred sales charge with respect to the redemption proceeds, whether or not a deferred sales charge was in fact paid.

            An investor or participating broker must notify the Distributor whenever a quantity discount or reduced sales charge is applicable to a purchase and must provide the Distributor with sufficient in-formation at the time of purchase to verify that each purchase qualifies for the privilege or discount. Upon such notification, the investor will receive the lowest applicable sales charge. The quantity discounts described above may be modified or terminated at any time.

            CLASS A DEFERRED SALES CHARGE For all Funds except the Money Mar-ket Fund, investors who purchase $1,000,000 or more of Class A shares (and, thus, purchase such shares without any initial sales charge) may be subject to a 1% CDSC (the "Class A CDSC") if such shares are redeemed within 18 months of their purchase. The
            Class A CDSC does not apply to investors purchasing $1,000,000 or more of any Fund's Class A shares if such investors are otherwise eligible to purchase Class A shares without any sales charge be-cause they are described under "Sales at Net Asset Value" above.

               For purchases subject to the Class A CDSC, a 1% CDSC will apply for any redemption of such Class A shares that occurs within 18 months of their purchase. No CDSC will be imposed if the shares redeemed have been acquired through the reinvestment of dividends or capital gains distributions or if the amount redeemed is de-rived from increases in the value of the account above the amount of purchase payments subject to the CDSC. In determining whether a CDSC is payable, it is assumed that Class A shares acquired through the reinvestment of dividends and distributions are re-deemed first, and thereafter that Class A shares that have been held by an investor for the longest period of time are redeemed first.
               The Class A CDSC does not apply to Class A shares of the Money
            Market Fund but, if Money Market Fund Class A shares are purchased in a transaction that, for any other Fund, would be subject to the CDSC (i.e., a purchase of $1,000,000 or more) and are subsequently exchanged for Class A shares of any other Fund, a Class A CDSC will apply to the shares of the Fund acquired by exchange for a period of 18 months from the date of the exchange.

                                                  January 14, 1997 Prospectus 43

               The Class A CDSC is currently waived in connection with certain redemptions as described above under "Alternative Purchase Ar-rangements--Waiver of Contingent Deferred Sales Charge."
               For more information about the Class A CDSC, call the Distribu-
            tor at 800-426-0107.

            PARTICIPATING BROKERS Investment dealers and other financial in-termediaries provide varying arrangements for their clients to purchase and redeem Fund shares. Some may establish higher minimum investment requirements than set forth above. Firms may arrange with their clients for other investment or administrative services and may independently establish and charge additional amounts to their clients for such services, which charges would reduce cli-ents' return. Firms also may hold Fund shares in nominee or street name as agent for and on behalf of their customers. In such in-stances, the Trust's transfer agent will have no information with respect to or control over accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their broker. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them ac-cess to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. This Prospectus should be read in connection with such firms' material regarding their fees and services.



DEFERRED    Class B shares are sold at their current net asset value without
SALES       any initial sales charge. The full amount of an investor's pur-
CHARGE      chase payment will be invested in shares of the Fund(s) selected.
ALTERNA-    A CDSC will be imposed on Class B shares of all Funds if an in-
TIVE--      vestor redeems an amount which causes the current value of the in-
CLASS B     vestor's account for a Fund to fall below the total dollar amount
SHARES      of purchase payments subject to the CDSC, except that no CDSC is imposed if the shares redeemed have been acquired through the re-investment of dividends or capital gains distributions or if the amount redeemed is derived from increases in the value of the ac-count above the amount of purchase payments subject to the CDSC.

               Class B shares of the Short-Term Fund and the Money Market Fund are not offered for initial purchase but may be obtained through exchanges of Class B shares of other Funds. See "Exchange Privi-lege" below. Class B shares are not available for purchase by em-ployer sponsored retirement plans.

               Whether a CDSC is imposed and the amount of the CDSC will de-
            pend on the number of years since the investor made a purchase payment from which an amount is being redeemed. Purchases are sub-ject to the CDSC according to the following schedule:


           YEAR SINCE PURCHASE   CONTINGENT
           PAYMENT WAS MADE      DEFERRED SALES CHARGE
              ----------------------------------------
           First                   5%
              ----------------------------------------
           Second                  4
              ----------------------------------------
           Third                   3
              ----------------------------------------
           Fourth                  3
              ----------------------------------------
           Fifth                   2
              ----------------------------------------
           Sixth                   1
              ----------------------------------------
           Seventh                 0*

            *After the seventh year,
            Class B shares convert into
            Class A shares as described
            below.

44 PIMCO Funds: Pacific Investment Management Series

               In determining whether a CDSC is payable, it is assumed that the purchase payment from which a redemption is made is the earli-est purchase payment from which a redemption or exchange has not already been fully effected.

               The following example will illustrate the operation of the
            Class B CDSC:

                   Assume that an individual opens an account and makes a pur-
                chase payment of $10,000 for Class B shares of a Fund (except the Money Market and Short-Term Funds) and that six months later the value of the investor's account for that Fund has grown through investment performance and reinvestment of dis-tributions to $11,000. The investor then may redeem up to $1,000 from that Fund ($11,000 minus $10,000) without incur-ring a CDSC. If the investor should redeem $3,000, a CDSC would be imposed on $2,000 of the redemption (the amount by which the investor's account for the Fund was reduced below the amount of the purchase payment). At the rate of 5%, the Class B CDSC would be $100.

               In determining whether an amount is available for redemption without incurring a CDSC, the purchase payments made for all Class B shares in the shareholder's account with the particular Fund are aggregated, and the current value of all such shares is aggregat-ed. Any CDSC imposed on a redemption of Class B shares is paid to the Distributor.
               Class B shares are subject to higher distribution fees than
            Class A shares for a fixed period after their purchase, after which they automatically convert to Class A shares and are no longer subject to such higher distribution fees. Class B shares of each Fund automatically convert into Class A shares after they have been held for seven years.

               For sales of Class B shares made and services rendered to Class
            B shareholders, the Distributor intends to make payments to par-ticipating brokers, at the time a shareholder purchases Class B shares, of 4% of the purchase amount for each of the Funds. During such periods as may from time to time be designated by the Dis-tributor, the Distributor will pay selected participating brokers an additional amount of up to .50% of the purchase price on sales of Class B shares of all or selected Funds purchased to each par-ticipating broker which obtains purchase orders in amounts exceed-ing thresholds established from time to time by the Distributor.

               The Class B CDSC is currently waived in connection with certain redemptions as described above under "Alternative Purchase Ar-rangements--Waiver of Contingent Deferred Sales Charges."
               For more information about the Class B CDSC, call the Distribu-
            tor at 800-426-0107.


ASSET       Class C shares are sold at their current net asset value without
BASED       any initial sales charge. A CDSC is imposed on Class C shares of
SALES       all Funds if an investor redeems an amount which causes the cur-
CHARGE      rent value of the investor's account for a Fund to fall below the
ALTERNA-    total dollar amount of purchase payments subject to the CDSC, ex-
TIVE--      cept that no CDSC is imposed if the shares redeemed have been ac-
CLASS C     quired through the reinvestment of dividends or capital gains dis-
SHARES      tributions or if the amount redeemed is derived from increases in the value of the account above the amount of purchase payments subject to the CDSC. All of an investor's purchase payments are invested in shares of the Fund(s) selected.

               Whether a CDSC is imposed and the amount of the CDSC will de-
            pend on the number of years since the investor made a purchase payment from which an amount is being redeemed. Purchases are sub-ject to the CDSC according to the following schedule:


           YEAR SINCE PURCHASE   PERCENTAGE CONTINGENT
           PAYMENT WAS MADE      DEFERRED SALES CHARGE
              ----------------------------------------
           First                   1
              ----------------------------------------
           Thereafter              0


               In determining whether a CDSC is payable, it is assumed that the purchase payment from which the redemption is made is the ear-liest purchase payment (from which a redemption or exchange has not already been effected).

                                                  January 14, 1997 Prospectus 45

               The following example will illustrate the operation of the
            Class C CDSC:

                   Assume that an individual opens an account and makes a pur-
                chase payment of $10,000 for Class C shares of a Fund and that six months later the value of the investor's account for that Fund has grown through investment performance and reinvestment of distributions to $11,000. The investor then may redeem up to $1,000 from that Fund ($11,000 minus $10,000) without in-curring a CDSC. If the investor should redeem $3,000, a CDSC would be imposed on $2,000 of the redemption (the amount by which the investor's account for the Fund was reduced below the amount of the purchase payment). At the rate of 1%, the Class C CDSC would be $20.

               In determining whether an amount is available for redemption without incurring a CDSC, the purchase payments made for all Class C shares in the shareholder's account with the particular Fund are aggregated, and the current value of all such shares is aggregat-ed. Any CDSC imposed on a redemption of Class C shares is paid to the Distributor. Unlike Class B shares, Class C shares do not au-tomatically convert to any other class of shares of the Funds.

               Except as described below, for sales of Class C shares made and services rendered to Class C shareholders, the Distributor expects to make payments to participating brokers, at the time the share-holder purchases Class C shares, of 1.00% (representing .75% dis-tribution fees and .25% servicing fees) of the purchase amount for all Funds except the StocksPLUS, Low Duration, Short-Term and Money Market Funds. For the StocksPLUS and Low Duration Funds, the Distributor expects to make payments of .75% (representing .50% distribution fees and .25% service fees); for the Short-Term Fund, the Distributor expects to make payments of .55% (representing .30% distribution fees and .25% service fees); and for the Money Market Fund, the Distributor expects to make no payment. For sales of Class C shares made to participants making periodic purchases of not less than $50 through certain employer sponsored savings plans which are clients of a broker-dealer with which the Distrib-utor has an agreement with respect to such purchases, no payments are made at the time of purchase. During such periods as may from time to time be designated by the Distributor, the Distributor will pay an additional amount of up to .50% of the purchase price on sales of Class C shares of all or selected Funds purchased to each participating broker which obtains purchase orders in amounts exceeding thresholds established from time to time by the Distrib-utor.
               The Class C CDSC is currently waived in connection with certain redemptions as described above under "Alternative Purchase Ar-rangements--Waiver of Contingent Deferred Sales Charges."
               For more information about the Class C CDSC, contact the Dis-
            tributor at 800-426-0107.

            Exchange Privilege

            A shareholder may exchange Class A, Class B and Class C shares of any Fund for the same Class of shares of any other Fund in an ac-count with identical registration on the basis of their respective net asset values (except that a sales charge will apply on ex-changes of Class A shares of the Money Market Fund on which no sales load was paid at the time of purchase). Class A, Class B and Class C shares of each Fund may also be exchanged for shares of the same Class of a series which offers such classes (except for the Opportunity Fund if a restriction applies) of PIMCO Funds:
            Multi-Manager Series, an affiliated mutual fund family comprised primarily of equity portfolios managed by the subsidiary partner-ships of PIMCO Advisors L.P. Class A shares of the Money Market Fund may be exchanged for Class A shares of any other Fund, but the usual sales charges applicable to investments in such other Fund apply on shares for which no sales load was paid at the time of purchase. There are currently no exchange fees or charges. Ex-cept with respect to tax- qualified programs and exchanges ef-fected through the PIMCO Auto Exchange plan, exchanges are subject to the $250 minimum initial purchase requirement for each Fund. An exchange will constitute a taxable sale for federal income tax purposes.
               Investors who maintain their account with the Distributor may exchange shares by a written exchange request sent to PIMCO Funds Distribution Company, P.O. Box 5866, Denver, CO 80217-5866 or, un-less the investor has specifically declined telephone exchange privileges on the Account Application or elected in writing not to utilize

46 PIMCO Funds: Pacific Investment Management Series
            telephone exchanges, by a telephone request to the Transfer Agent at 800-852-8457. The Trust will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and may be liable for any losses due to unauthorized or fraudulent instructions if it fails to employ such procedures. The Trust will require a form of personal identification prior to acting on a caller's telephone instructions, will provide written confirma-tions of such transactions and will record telephone instructions. Exchange forms are available from the Distributor at 800-426-0107 and may be used if there will be no change in the registered name or address of the shareholder. Changes in registration information or account privileges may be made in writing to the Transfer Agent, Shareholder Services, Inc., P.O. Box 5866, Denver, Colorado 80217-5866, or by use of forms which are available from the Dis-tributor. A signature guarantee is required. See "How to Buy Shares--Signature Guarantee." Telephone exchanges may be made be-tween 9:00 a.m. Eastern time and the close of regular trading (normally 4:00 p.m. Eastern time) on the Exchange on any day the Exchange is open (generally weekdays other than normal holidays). The Trust reserves the right to refuse exchange purchases if, in the judgment of the Advisor, the purchase would adversely affect the Fund and its shareholders. In particular, a pattern of ex-changes characteristic of "market-timing" strategies may be deemed by the Advisor to be detrimental to the Trust or a particular Fund. Although the Trust has no current intention of terminating or modifying the exchange privilege, it reserves the right to do so at any time. Except as otherwise permitted by Securities and Exchange Commission regulations, the Trust will give 60 days' ad-vance notice to shareholders of any termination or material modi-fication of the exchange privilege. For further information about exchange privileges, contact your participating broker or call the Transfer Agent at 800-426-0107.

               With respect to Class B and Class C shares, or Class A shares subject to a CDSC, if less than all of an investment is exchanged out of a Fund, any portion of the investment attributable to capi-tal appreciation and/or reinvested dividends or capital gains dis-tributions will be exchanged first, and thereafter any portions exchanged will be from the earliest investment made in the Fund from which the exchange was made. Shareholders should take into account the effect of any exchange on the applicability of any CDSC that may be imposed upon any subsequent redemption. Although the Class A CDSC does not apply to Class A shares of the Money Market Fund, Class A shares purchased in a transaction that would otherwise be subject to the Class A CDSC (i.e., most purchases of $1,000,000 or more) are subsequently exchanged for Class A shares of any other Fund, a Class A CDSC will apply to the shares of the Fund acquired by exchange for a period of 18 months from the date of the exchange. See "Initial Sales Charge Alternative--Class A Shares--Class A Deferred Sales Charge" above.

PIMCO AUTO  Investors may also select the PIMCO Auto Exchange plan which es-
EXCHANGE tablishes automatic periodic exchanges. For further information on automatic exchanges see "How to Buy Shares--PIMCO Auto Exchange" above.

            How to Redeem

            Class A, Class B or Class C shares may be redeemed through a par-ticipating broker, by telephone, by submitting a written redemp-tion request directly to the Transfer Agent (for non-broker ac-counts), or through an Automatic Withdrawal Plan or PIMCO Fund Link.

               A CDSC may apply to a redemption of Class A, Class B or Class C shares. See "Alternative Purchase Arrangements" above. Shares are redeemed at their net asset value next determined after a proper redemption request has been received, less any applicable CDSC. In order to discourage short-term trading, the StocksPLUS Short Strategy Fund imposes a redemption fee, payable to the Fund, of 1% on all shares of the Fund held for less than three months, which

                                                  January 14, 1997 Prospectus 47
            is in addition to any CDSC that may be payable to the Distributor in respect of Class A, Class B or Class C shares. There is no charge by the Distributor (other than an applicable CDSC) with re-spect to a redemption; however, a participating broker who processes a redemption for an investor may charge customary com-missions for its services. Dealers and other financial services firms are obligated to transmit orders promptly. Requests for re-demption received by dealers or other firms prior to the close of regular trading (normally 4:00 p.m. Eastern time) on the Exchange on a regular business day and received by the Distributor prior to the close of the Distributor's business day will be confirmed at the net asset value effective as of the closing of the Exchange on that day, less any applicable CDSC.

            DIRECT REDEMPTION A shareholder's original Account Application permits the shareholder to redeem by written request and by tele-phone (unless the shareholder specifically elects not to utilize telephone redemptions) and to elect one or more of the additional redemption procedures described below. A shareholder may change the instructions indicated on his original Account Application, or may request additional redemption options, only by transmitting a written direction to the Transfer Agent. Requests to institute or change any of the additional redemption procedures will require a signature guarantee.
               Redemption proceeds will normally be mailed to the redeeming shareholder within seven days or, in the case of wire transfer or Fund Link redemptions, sent to the designated bank account within one business day. Fund Link redemptions may be received by the bank on the second or third business day. In cases where shares have recently been purchased by personal check, redemption pro-ceeds may be withheld until the check has been collected, which may take up to 15 days. To avoid such withholding, investors should purchase shares by certified or bank check or by wire transfer.

            WRITTEN REQUESTS (Does not apply to shares held in broker "street name" accounts.) To redeem shares in writing (whether or not rep-resented by certificates), a shareholder must send the following items to the Transfer Agent, Shareholder Services, Inc., P.O. Box 5866, Denver, Colorado 80217-5866: (1) a written request for re-demption signed by all registered owners exactly as the account is registered on the Transfer Agent's records, including fiduciary titles, if any, and specifying the account number and the dollar amount or number of shares to be redeemed; (2) for certain redemp-tions described below, a guarantee of all signatures on the writ-ten request or on the share certificate or accompanying stock pow-er, if required, as described under "How to Buy Shares--Signature Guarantee"; (3) any share certificates issued for any of the shares to be redeemed (see "Certificated Shares" below); and (4) any additional documents which may be required by the Transfer Agent for redemption by corporations, partnerships or other orga-nizations, executors, administrators, trustees, custodians or guardians, or if the redemption is requested by anyone other than the shareholder(s) of record. Transfers of shares are subject to the same requirements. A signature guarantee is not required for redemptions of $50,000 or less, requested by and payable to all shareholders of record for the account, to be sent to the address of record for that account. To avoid delay in redemption or trans-fer, shareholders having any questions about these requirements should contact the Transfer Agent in writing or by calling 1-800-426-0107 before submitting a request. Redemption or transfer re-quests will not be honored until all required documents in the proper form have been received by the Transfer Agent.
               If the proceeds of the redemption (i) exceed $50,000, (ii) are to be paid to a person other than the record owner, (iii) are to be sent to an address other than the address of the account on the Transfer Agent's records, or (iv) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemp-tion request and on the certificates, if any, or stock power must be guaranteed as described above, except that the Distributor may waive the signature guarantee requirement for redemptions up to $2,500 by a trustee of a qualified retirement plan, the adminis-trator for which has an agreement with the Distributor.

48 PIMCO Funds: Pacific Investment Management Series

            TELEPHONE REDEMPTIONS (Does not apply to shares held in broker "street name" accounts.) The Trust accepts telephone requests for redemption of shares for amounts up to $50,000 within any 7 calen-dar day period, except for investors who have specifically de-clined telephone redemption privileges on the Account Application or elected in writing not to utilize telephone redemptions. The proceeds of a telephone redemption will be sent to the record shareholder at his record address. Changes in account information must be made in a written authorization with a signature guaran-tee. See "How to Buy Shares--Signature Guarantee". Telephone re-demptions will not be accepted during the 30-day period following any change in an account's record address.
               By completing an Account Application, an investor agrees that the Trust, the Distributor and the Transfer Agent shall not be li-able for any loss incurred by the investor by reason of the Trust accepting unauthorized telephone redemption requests for his ac-count if the Trust reasonably believes the instructions to be gen-uine. Thus, shareholders risk possible losses in the event of a telephone redemption not authorized by them. The Trust may accept telephone redemption instructions from any person identifying him-self as the owner of an account or the owner's broker where the owner has not declined in writing to utilize this service. The Trust will employ reasonable procedures to confirm that instruc-tions communicated by telephone are genuine, and may be liable for any losses due to unauthorized or fraudulent instructions if it fails to employ such procedures. The Trust will require a form of personal identification prior to acting on a caller's telephone instructions, will provide written confirmations of such transac-tions and will record telephone instructions.

               A shareholder making a telephone redemption should call the
            Transfer Agent at 800-852-8457 and state (i) the name of the shareholder as it appears on the Transfer Agent's records, (ii) his account number with the Trust, (iii) the amount to be with-drawn and (iv) the name of the person requesting the redemption. Usually the proceeds are sent to the investor on the next Trust business day after the redemption is effected, provided the re-demption request is received prior to the close of regular trading (normally 4:00 p.m. Eastern time) on the Exchange that day. If the redemption request is received after the close of the Exchange, the redemption is effected on the following Trust business day at that day's net asset value and the proceeds are usually sent to the investor on the second following Trust business day. The Trust reserves the right to terminate or modify the telephone redemption service at any time. During times of severe disruptions in the se-curities markets, the volume of calls may make it difficult to re-deem by telephone, in which case a shareholder may wish to send a written request for redemption as described under "Written Re-quests" above. Telephone communications may be recorded by the Distributor or the Transfer Agent.

            FUND LINK REDEMPTIONS (Does not apply to shares held in broker "street name" accounts.) If a shareholder has established Fund Link, the shareholder may redeem shares by telephone and have the redemption proceeds sent to a designated account at a financial institution. Fund Link is normally established within 45 days of receipt of a Fund Link Application by the Transfer Agent. To use Fund Link for redemptions, call the Transfer Agent at 800-852-8457. Subject to the limitations set forth above under "Telephone Redemptions," the Distributor, the Trust and the Transfer Agent may rely on instructions by any registered owner believed to be genuine and will not be responsible to any shareholder for any loss, damage or expense arising out of such instructions. Requests received by the Transfer Agent prior to the close of regular trad-ing (normally 4:00 p.m. Eastern time) on the Exchange on a busi-ness day will be processed at the net asset value on that day and the proceeds (less any CDSC) will normally be sent to the desig-nated bank account on the following business day and received by the bank on the second or third business day. If the redemption request is received after the close of regular trading on the Ex-change, the redemption is effected on the following business day. Shares purchased by check may not be redeemed through Fund Link until such shares have been owned (i.e., paid for) for at least 15 days. Fund Link may not be used to redeem shares held in certifi-cated form. Changes in bank account information must be made by completing a new Fund Link Application, signed by all owners of record of the account,

                                                 January 14, 1997 Prospectus 49
            with all signatures guaranteed. See "How to Buy Shares--Signature Guarantee." See "How to Buy Shares-- PIMCO Fund Link" for informa-tion on establishing the Fund Link privilege. The Trust may termi-nate the Fund Link program at any time without notice to share-holders.

            EXPEDITED WIRE TRANSFER REDEMPTIONS (Does not apply to shares held in broker "street name" accounts.) If a shareholder has given au-thorization for expedited wire redemption, shares can be redeemed and the proceeds sent by federal wire transfer to a single previ-ously designated bank account. Requests received by the Trust prior to the close of the Exchange will result in shares being re-deemed that day at the next determined net asset value (less any CDSC) and normally the proceeds being sent to the designated bank account the following business day. The bank must be a member of the Federal Reserve wire system. Delivery of the proceeds of a wire redemption request may be delayed by the Trust for up to 7 days if the Distributor deems it appropriate under then current market conditions. Once authorization is on file, the Trust will honor requests by any person identifying himself as the owner of an account or the owner's broker by telephone at 800-852-8457 or by written instructions. The Trust cannot be responsible for the efficiency of the Federal Reserve wire system or the shareholder's bank. The Trust does not currently charge for wire transfers. The shareholder is responsible for any charges imposed by the share-holder's bank. The minimum amount that may be wired is $2,500. The Trust reserves the right to change this minimum or to terminate the wire redemption privilege. Shares purchased by check may not be redeemed by wire transfer until such shares have been owned (i.e., paid for) for at least 15 days. Expedited wire transfer re-demptions may be authorized by completing a form available from the Distributor. Wire redemptions may not be used to redeem shares in certificated form. To change the name of the single bank ac-count designated to receive wire redemption proceeds, it is neces-sary to send a written request with signatures guaranteed to PIMCO Funds Distribution Company, P.O. Box 5866, Denver, CO 80217-5866. See "How to Buy Shares -- Signature Guarantee."

            CERTIFICATED SHARES To redeem shares for which certificates have been issued, the certificates must be mailed to or deposited with the Trust, duly endorsed or accompanied by a duly endorsed stock power or by a written request for redemption. Signatures must be guaranteed as described under "How to Buy Shares--Signature Guar-antee." Further documentation may be requested from institutions or fiduciary accounts, such as corporations, custodians (e.g., un-der the Uniform Gifts to Minors Act), executors, administrators, trustees or guardians ("institutional account owners"). The re-demption request and stock power must be signed exactly as the ac-count is registered, including indication of any special capacity of the registered owner.

            AUTOMATIC WITHDRAWAL PLAN An investor who owns or buys shares of a Fund having a net asset value of $10,000 or more may open an Auto-matic Withdrawal Plan and have a designated sum of money (not less than $100 per Fund) paid monthly (or quarterly) to the investor or another person. Such a plan may be established by completing the appropriate section of the Account Application or you may obtain an Automatic Withdrawal Plan Application from the Distributor or your broker. If an Automatic Withdrawal Plan is set up after the account is established providing for payment to a person other than the record shareholder or to an address other than the ad-dress of record, a signature guarantee is required. See "How to Buy Shares--Signature Guarantee." Class A, Class B, and Class C shares of any Fund are deposited in a plan account and all distri-butions are reinvested in additional shares of that class of the Fund at net asset value. Shares in a plan account are then re-deemed at net asset value (less any applicable CDSC) to make each withdrawal payment. Any applicable CDSC may be waived for certain redemptions under an Automatic Withdrawal Plan. See "Alternative Purchase Arrangements--Waiver of Contingent Deferred Sales Charges."

50 PIMCO Funds: Pacific Investment Management Series

               Redemptions for the purpose of withdrawals are ordinarily made on the business day preceding the day of payment at that day's closing net asset value and checks are mailed on the day of pay-ment selected by the shareholder. The Transfer Agent may acceler-ate the redemption and check mailing date by one day to avoid weekend delays. Payment will be made to any person the investor designates; however, if the shares are registered in the name of a trustee or other fiduciary, payment will be made only to the fidu-ciary, except in the case of a profit-sharing or pension plan where payment will be made to the designee. As withdrawal payments may include a return of principal, they cannot be considered a guaranteed annuity or actual yield of income to the investor. The redemption of shares in connection with an Automatic Withdrawal Plan may result in a gain or loss for tax purposes. Continued withdrawals in excess of income will reduce and possibly exhaust invested principal, especially in the event of a market decline. The maintenance of an Automatic Withdrawal Plan concurrently with purchases of additional shares of the Fund would be disadvanta-geous to the investor because of the CDSC that may become payable on such withdrawals in the case of Class A, Class B or Class C shares and because of the initial sales charge in the case of Class A shares. For this reason, the minimum investment accepted for a Fund while an Automatic Withdrawal Plan is in effect for that Fund is $1,000, and an investor may not maintain a plan for the accumulation of shares of the Fund (other than through rein-vestment of distributions) and an Automatic Withdrawal Plan at the same time. The Trust or the Distributor may terminate or change the terms of the Automatic Withdrawal Plan at any time.
               Because the Automatic Withdrawal Plan may involve invasion of capital, investors should consider carefully with their own finan-cial advisers whether the plan and the specified amounts to be withdrawn are appropriate in their circumstances. The Trust and the Distributor make no recommendations or representations in this regard.

            Distributor and Distribution and Servicing Plans

            PIMCO Funds Distribution Company (the "Distributor"), a wholly owned subsidiary of PIMCO Advisors L.P., is the principal under-writer of the Trust's shares and in that connection makes distri-bution and servicing payments to participating brokers and servic-ing payments to certain banks and other financial intermediaries in connection with the sale of Class B and Class C shares and ser-vicing payments to participating brokers, certain banks and other financial intermediaries in connection with the sale of Class A shares. In the case of Class A shares, these parties are also com-pensated based on the amount of the front-end sales charge reallowed by the Distributor, except in cases where Class A shares are sold without a front-end sales charge. In the case of Class B shares, participating brokers and other financial intermediaries are compensated by an advance of a sales commission by the Dis-tributor. In the case of Class C shares, part or all of the first year's distribution and servicing fee is generally paid at the time of sale. Pursuant to a Distribution Contract with the Trust, with respect to each Fund's Class A, Class B, and Class C shares, the Distributor bears various other promotional and sales related expenses, including the cost of printing and mailing prospectuses to persons other than current shareholders.

                                                  January 14, 1997 Prospectus 51

            CLASS A SERVICING FEES As compensation for services rendered and expenses borne by the Distributor in connection with personal services rendered to Class A shareholders of the Trust and the maintenance of Class A shareholder accounts, the Trust pays the Distributor servicing fees up to the annual rates set forth below (calculated as a percentage of each Fund's average daily net as-sets attributable to Class A shares):

                                  SERVICING
           FUND                   FEE
              -----------------------------
           All Funds except the
            Money Market Fund     .25%
              -----------------------------
           Money Market Fund*     .10%

            *Subject to increase by action of the Trust's Trustees to a rate not exceeding .25% per annum. Also, subject to increase to a rate not exceeding 0.20% if the Distributor ceases to voluntarily waive any portion of the fee.

            CLASS B DISTRIBUTION AND SERVICING FEES As compensation for serv-ices rendered and expenses borne by the Distributor in connection with the distribution of Class B shares of the Trust and, in con-nection with personal services rendered to Class B shareholders of the Trust and the maintenance of Class B shareholder accounts, the Trust pays the Distributor servicing fees and distribution fees up to the annual rates set forth below (calculated as a percentage of each Fund's average daily net assets attributable to Class B shares):


                      SERVICING DISTRIBUTION
           FUND       FEE       FEE
              ------------------------------
           All Funds  .25%      .75%

            CLASS C DISTRIBUTION AND SERVICING FEES As compensation for serv-ices rendered and expenses borne by the Distributor in connection with the distribution of Class C shares of the Trust and, in con-nection with personal services rendered to Class C shareholders of the Trust and the maintenance of Class C shareholder accounts, the Trust pays the Distributor servicing fees and distribution fees up to the annual rates set forth below (calculated as a percentage of each Fund's average daily net assets attributable to Class C shares):


                             SERVICING DISTRIBUTION
           FUND              FEE       FEE
              -------------------------------------
           All Funds except
            the StocksPlus,
            Low Duration,
            Short-Term and
            Money Market
            Funds            .25%      .75%
              -------------------------------------
           StocksPLUS and
            Low
            DurationFunds*   .25%      .50%
              -------------------------------------
           Short-Term Fund*  .25%      .30%
              -------------------------------------
           Money Market
            Fund*            .10%      .00%

            *Subject to increase by action of the Trust's Trustees to a rate not exceeding .75% per annum with respect to the distribution fee on shares of the Low Duration and Money Market Funds, and .25% per annum with respect to the servicing fee on shares of the Money Market Fund. With respect to the servicing fee on shares of the Money Market Fund, such fee is subject to increase to a rate of .20% if the Distributor ceases to voluntarily waive any portion of the fee. With respect to the distribution fee on shares of each of the StocksPLUS and Short-Term Funds, such fee is subject to an in-crease to a rate of .75% if the Distributor ceases to voluntarily waive any portion of the fee.

52 PIMCO Funds: Pacific Investment Management Series

               The Class A servicing fees and Class B and Class C distribution and servicing fees paid to the Distributor are made under Distri-bution and Servicing Plans adopted pursuant to Rule 12b-l under the Investment Company Act of 1940 and are of the type known as "compensation" plans. This means that, although the Trustees of the Trust are expected to take into account the expenses of the Distributor and its predecessors in their periodic review of the Distribution and Servicing Plans, the fees are payable to compen-sate the Distributor for services rendered even if the amount paid exceeds the Distributor's expenses.

               The distribution fee applicable to Class B and Class C shares may be spent by the Distributor on any activities or expenses pri-marily intended to result in the sale of Class B or Class C shares, respectively, including compensation to, and expenses (in-cluding overhead and telephone expenses) of, financial consultants or other employees of the Distributor or of participating or in-troducing brokers who engage in distribution of Class B or Class C shares, printing of prospectuses and reports for other than exist-ing Class B or Class C shareholders, advertising, and preparation, printing and distribution of sales literature. The servicing fee, applicable to Class A, Class B and Class C shares of the Trust, may be spent by the Distributor on personal services rendered to shareholders of the Trust and the maintenance of shareholder ac-counts, including compensation to, and expenses (including tele-phone and overhead expenses) of, financial consultants or other employees of participating or introducing brokers, certain banks and other financial intermediaries who aid in the processing of purchase or redemption requests or the processing of dividend pay-ments, who provide information periodically to shareholders show-ing their positions in a Fund's shares, who forward communications from the Trust to shareholders, who render ongoing advice concern-ing the suitability of particular investment opportunities offered by the Trust in light of the shareholders' needs, who respond to inquiries from shareholders relating to such services, or who train personnel in the provision of such services. Distribution and servicing fees may also be spent on interest relating to unreimbursed distribution or servicing expenses from prior years.

               Many of the Distributor's sales and servicing efforts involve the Trust as a whole, so that fees paid by Class A, Class B or Class C shares of any Fund may indirectly support sales and ser-vicing efforts relating to the other Funds' shares of the same class. In reporting its expenses to the Trustees, the Distributor itemizes expenses that relate to the distribution and/or servicing of a single Fund's shares, and allocates other expenses among the Funds based on their relative net assets. Expenses allocated to each Fund are further allocated among its classes of shares annu-ally based on the relative sales of each class, except for any ex-penses that relate only to the sale or servicing of a single class. The Distributor may make payments to brokers (and with re-spect to servicing fees only, to certain banks and other financial intermediaries) of up to the following percentages annually of the average daily net assets attributable to shares in the accounts of their customers or clients:


              CLASS A SHARES*

                                  SERVICING
                                  FEE
              -----------------------------
           All Funds except the
            Money Market Fund     .25%
              -----------------------------
           Money Market Fund      .10%



              CLASS B SHARES*
              (PAYABLE ONLY WITH
              RESPECT TO SHARES
              OUTSTANDING FOR ONE YEAR
              OR MORE)

                      SERVICING
                      FEE
              -----------------
           All Funds  .25%

                                                  January 14, 1997 Prospectus 53

              CLASS C SHARES--PURCHASED ON OR AFTER 7/1/91*
              (PAYABLE ONLY WITH RESPECT TO SHARES
              OUTSTANDING FOR ONE YEAR OR MORE EXCEPT IN THE
              CASE OF SHARES FOR WHICH NO PAYMENT IS MADE TO
              THE PARTY AT THE TIME OF SALE)

                             SERVICING DISTRIBUTION
                             FEE       FEE
              -------------------------------------
           All Funds except
            the StocksPLUS,
            Low Duration,
            Short-Term and
            Money Market
            Funds            .25%      .65%
              -------------------------------------
           StocksPLUS and
            Low Duration
            Funds            .25%      .45%
              -------------------------------------
           Short-Term Fund   .25%      .25%
              -------------------------------------
           Money Market
            Fund             .10%      .00%



              CLASS C SHARES--PURCHASED BEFORE 7/1/91*

                                  SERVICING
                                  FEE
              -----------------------------
           All Funds except the
            Money Market Fund     .25%
              -----------------------------
           Money Market Fund      .10%

            *Applies, in part, to Class A, Class B and Class C shares of the Trust issued to former shareholders of PIMCO Advisors Funds in connection with the reorganizations/mergers of series of PIMCO Ad-visors Funds as/with Funds of the Trust in a transaction which took place on January 17, 1997.

               The Distributor may from time to time pay additional cash bo-
            nuses or other incentives to selected participating brokers in connection with the sale or servicing of Class A, Class B and Class C shares of the Funds. On some occasions, such bonuses or incentives may be conditioned upon the sale of a specified minimum dollar amount of the shares of a Fund and/or all of the Funds to-gether or a particular class of shares, during a specific period of time. The Distributor currently expects that such additional bonuses or incentives will not exceed .50% of the amount of any sale. Pacific Investment Management (in its capacity as adminis-trator) may also pay participating brokers and other intermediar-ies for transfer agency and other services.

               If in any year the Distributor's expenses incurred in connec-
            tion with the distribution of Class B and Class C shares and, for Class A, Class B and Class C Shares, in connection with the ser-vicing of shareholders and the maintenance of shareholder ac-counts, exceed the distribution and/or servicing fees paid by the Trust, the Distributor would recover such excess only if the Dis-tribution and Servicing Plan with respect to such class of shares continues to be in effect in some later year when the distribution and/or servicing fees exceed the Distributor's expenses. The Trust is not obligated to repay any unreimbursed expenses that may exist at such time, if any, as the relevant Distribution and Servicing Plan terminates.

               From time to time, expenses of principal underwriters incurred in connection with the sale of Class B and Class C shares of the Funds and in connection with the servicing of Class B and Class C shareholders of the Funds and the maintenance of Class B and Class C shareholder accounts may exceed the distribution and servicing fees collected by the Distributor. Class B and Class C Distribu-tion and Servicing Plans, which are similar to the Trust's current Plans, were in effect prior to the date of this Prospectus for the Global Income Fund, a series of PIMCO Advisors Funds which reorga-nized as the Global Bond Fund II of the Trust. The remaining Funds did not offer Class B or Class C shares prior to the date of this Prospectus. As of September 30, 1996, such expenses were approxi-mately $11,408,000 in excess of payments under the PIMCO Advisors Funds' Class B Distribution and Servicing Plan and $2,822,000 in excess of

54 PIMCO Funds: Pacific Investment Management Series
            payments under the PIMCO Advisors Funds' Class C Distribution and Servicing Plan. The allocation of such excess (on a pro rata ba-sis) as of September 30, 1996 to the Global Income Fund was ap-proximately $128,000 in excess of payments under the PIMCO Advi-sors Funds' Class B Distribution and Servicing Plan (3.96% of net assets) and $2,000 in excess of payments under the PIMCO Advisors Funds' Class C Distribution and Servicing Plan (.06% of net as-sets).

            How Net Asset Value Is Determined

            The net asset value per share of Class A, Class B and Class C shares of each Fund is determined as of the close of trading (nor-mally 4:00 p.m., Eastern time) on the Exchange by dividing the to-tal market value of a Fund's portfolio investments and other as-sets attributable to that class, less any liabilities, by the num-ber of total outstanding shares of that class. Net asset value will not be determined on days on which the Exchange is closed.

               The Money Market Fund's securities are normally valued using the amortized cost method of valuation. This involves valuing a security at cost on the date of acquisition and thereafter assum-ing a constant accretion of a discount or amortization of a pre-mium to maturity. See the Statement of Additional Information for a description of certain conditions and procedures followed by the Money Market Fund in connection with amortized cost valuation. For all other Funds, portfolio securities and other assets for which market quotations are readily available are stated at market val-ue. Market value is determined on the basis of last reported sales prices, or if no sales are reported, as is the case for most secu-rities traded over-the-counter, at the mean between representative bid and asked quotations obtained from a quotation reporting sys-tem or from established market makers. Fixed income securities, including those to be purchased under firm commitment agreements (other than obligations having a maturity of 60 days or less), are normally valued on the basis of quotations obtained from brokers and dealers or pricing services, which take into account appropri-ate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of is-sue, trading characteristics, and other market data.
               Quotations of foreign securities in foreign currency are con-
            verted to U.S. dollar equivalents using foreign exchange quota-tions received from independent dealers. Short-term investments having a maturity of 60 days or less are valued at amortized cost, when the Board of Trustees determines that amortized cost is their fair value. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable and whose durations are comparable to the securities being valued. Subject to the foregoing, other securities for which market quota-tions are not readily available are valued at fair value as deter-mined in good faith by the Board of Trustees.

               Each Fund's liabilities are allocated among its classes. The total of such liabilities allocated to a class plus that class's distribution and/or servicing fees and any other expenses spe-cially allocated to that class are then deducted from the class's proportionate interest in the Fund's assets, and the resulting amount for each class is divided by the number of shares of that class outstanding to produce the class's "net asset value" per share. Under certain circumstances, the per share net asset value of the Class B and Class C shares of the Funds that do not declare regular income dividends on a daily basis may be lower than the per share net asset value of the Class A shares as a result of the daily expense accruals of the distribution fee applicable to the Class B and Class C shares. Generally, for Funds that pay income dividends, those dividends are expected to differ over time by ap-proximately the amount of the expense accrual differential between a particular Fund's classes.

                                                  January 14, 1997 Prospectus 55

            Distributions

            Each Fund pays out as dividends substantially all of its net in-vestment income (which comes from dividends and interest it re-ceives or is deemed to receive from its investments) and net real-ized short-term capital gains. For these purposes and for federal income tax purposes, a portion of the premiums from certain ex-pired call or put options written by the Fund, net gains from closing purchase and sale transactions with respect to such op-tions, and net gains from futures transactions are treated as short-term capital gains. Each Fund distributes substantially all of its net realized capital gains, if any, after giving effect to any available capital loss carry-over.
               Shares begin earning dividends on the effective date of pur-
            chase, which is the date that funds are received by the Trust for the purchase of shares. For the Fixed Income Funds (other than the International Bond Fund), dividends are declared daily from net investment income to shareholders of record at the close of the previous business day, and distributed to shareholders monthly. The International Bond, Strategic Balanced and the Equity Funds intend to declare and pay as a dividend substantially all of their net investment income on a quarterly basis. Any net realized capi-tal gains from the sale of portfolio securities will be distrib-uted no less frequently than once yearly. Dividend and capital gain distributions of a Fund will be reinvested in additional shares of that Fund unless the shareholder elects to have them paid in cash. Dividends from net investment income with respect to Class B and Class C shares are expected to be lower than those paid with respect to Class A shares as a result of the distribu-tion fees applicable to Class B and C shares.

               Dividends and capital gains distributions may be declared more or less frequently in the discretion of the Trustees. There are no sales charges on reinvested dividends.
               Shareholders may elect to invest dividends and/or distributions paid by any Fund in shares of the same class of any other Fund of the Trust at net asset value. The shareholder must have an account existing in the Fund selected for investment with the identical registered name and address and must elect this option on the Ac-count Application, on a form provided for that purpose or by a telephone request to the Transfer Agent at 800-426-0107. For fur-ther information on this option, contact your broker or call the Distributor at 800-426-0107.

            Taxes

            Each Fund intends to qualify as a regulated investment company an-nually and to elect to be treated as a regulated investment com-pany under the Internal Revenue Code of 1986, as amended. As such, a Fund generally will not pay federal income tax on the income and gains it pays as dividends to its shareholders. In order to avoid a 4% federal excise tax, each Fund intends to distribute each year substantially all of its net income and gains.

               Shareholders subject to U.S. federal income tax will be subject to tax on dividends received from a Fund, regardless of whether received in cash or reinvested in additional shares. Distributions received by tax-exempt shareholders will not be subject to federal income tax to the extent permitted under applicable tax law. All shareholders must treat dividends, other than capital gain divi-dends or dividends that represent a return of capital to share-holders, as ordinary income. Dividends designated by a Fund as capital gain dividends are taxable to shareholders as long-term capital gain except as provided by an applicable tax exemption. Any distributions that are not from a Fund's net investment income or net capital gain may be characterized as a return of capital to shareholders or, in some cases, as capital gain. Certain dividends declared in October, November or December of a calendar year are taxable to shareholders (who otherwise are subject to tax on divi-dends) as though received on December 31 of that year if paid to shareholders during January of the following calendar year. For state income tax purposes, interest on some Federal obligations generally is not exempt from taxation, whether received directly by a shareholder or through distributions of investment company taxable income (for

56 PIMCO Funds: Pacific Investment Management Series
            example, interest on FNMA and GNMA Certificates). Each Fund will advise shareholders annually of the amount and nature of the divi-dends paid to them.
               Coupon payments received by a Fund from inflation-indexed bonds will be includable in the Fund's gross income in the period in which they accrue. Periodic adjustments for inflation in the prin-cipal value of these securities also may give rise to original is-sue discount, which, likewise, will be includable in the Fund's gross income on a current basis. See "Taxation--Original Issue Discount" in the Statement of Additional Information. Amounts includable in a Fund's gross income become subject to tax-related distribution requirements. Accordingly, a Fund may be required to make annual distributions to shareholders in excess of the cash received in a given period from these investments. As a result, the Fund may be required to liquidate certain investments at a time when it is not advantageous to do so. If the principal value of an inflation-indexed bond is adjusted downward in any period as a result of deflation, the reduction may be treated as a loss to the extent the reduction exceeds coupon payments received in that period; in that case, the amount distributable by the Fund may be reduced and amounts distributed previously in the taxable year may be characterized in some circumstances as a return of capital.
               Taxable shareholders should note that the timing of their in-
            vestment could have undesirable tax consequences. If shares are purchased on or just before the record date of a dividend, taxable shareholders will pay full price for the shares and may receive a portion of their investment back as a taxable distribution.
               The preceding discussion relates only to federal income tax;
            the consequences under other tax laws may differ. For additional information relating to the tax aspects of investing in a Fund, see the Statement of Additional Information.

            Management of the Trust

            The business affairs of the Trust are managed under the direction of the Board of Trustees. The Trustees are Guilford C. Babcock, Thomas P. Kemp, Brent R. Harris, Vern O. Curtis, and William J. Popejoy. Additional information about the Trustees and the Trust's executive officers may be found in the Statement of Additional In-formation under the heading "Management--Trustees and Officers."

INVESTMENT  Pacific Investment Management serves as investment adviser ("Advi-
ADVISOR sor") to the Funds pursuant to an investment advisory contract. The Advisor is an investment counseling firm founded in 1971, and had approximately $88 billion in assets under management as of No-vember 30, 1996. Pacific Investment Management is a subsidiary partnership of PIMCO Advisors L.P. ("PIMCO Advisors"). A majority interest in PIMCO Advisors is held by PIMCO Partners, G.P., a gen-eral partnership between Pacific Investment Management Company, a California corporation and indirect wholly owned subsidiary of Pa-cific Mutual Life Insurance Company ("Pacific Mutual"), and PIMCO Partners, LLC, a limited liability company controlled by the PIMCO Managing Directors. Pacific Investment Management's address is 840 Newport Center Drive, Suite 360, Newport Beach, California 92660. Pacific Investment Management is registered as an investment ad-viser with the Securities and Exchange Commission and as a commod-ity trading advisor with the CFTC.

               The Advisor manages the investment and reinvestment of the as-
            sets of each Fund. The Advisor is responsible for placing orders for the purchase and sale of each Fund's investments directly with brokers or dealers selected by it in its discretion. See "Portfo-lio Transactions" in the Statement of Additional Information.

                                                  January 14, 1997 Prospectus 57

               Information about the individual portfolio managers responsible for management of the Trust's currently operational Funds, includ-ing their occupations for the past five years, is provided below.

                                          PORTFOLIO MANAGER AND BUSINESS
           FUND                           EXPERIENCE (PAST FIVE YEARS)
            -------------------------------------------------------------------
           TOTAL RETURN FUND              William H. Gross, Managing Director,
           TOTAL RETURN FUND II           Pacific Investment Management. A
           TOTAL RETURN FUND III          Fixed Income Portfolio Manager, Mr.
           LOW DURATION FUND              Gross is one of the founders of Pa-
           LOW DURATION FUND II           cific Investment Management and has
           LOW DURATION FUND III          managed the Total Return, Total Re-
                                          turn II, Total Return III, Low Dura-
                                          tion, Low Duration II and Low Dura-
                                          tion Fund III Funds since their in-
                                          ception, May 11, 1987, December 30,
                                          1991, May 1, 1991, May 11, 1987, No-
                                          vember 1, 1991 and December 27, 1996,
                                          respectively.
           LONG-TERM U.S. GOVERNMENT FUND Frank B. Rabinovitch, Managing Direc-
                                          tor, Pacific Investment Management. A
                                          Fixed Income Portfolio Manager, Mr.
                                          Rabinovitch joined Pacific Investment
                                          Management in 1984 and has managed
                                          the Long-Term U.S. Government Fund
                                          since its inception, July 1, 1991.
           FOREIGN BOND FUND              Lee R. Thomas, III, Executive Vice
           GLOBAL BOND FUND               President and Senior International
           GLOBAL BOND FUND II            Portfolio Manager, Pacific Investment
           INTERNATIONAL BOND FUND        Management. A Fixed Income Portfolio
                                          Manager, Mr. Thomas has managed the
                                          Foreign Bond, Global Bond and Inter-
                                          national Bond Funds since July 13,
                                          1995, and the Global Bond Fund II
                                          since October 1, 1995. Prior to join-
                                          ing Pacific Investment Management in
                                          1995, Mr. Thomas was associated with
                                          Investcorp as a member of the manage-
                                          ment committee responsible for global
                                          securities and foreign exchange trad-
                                          ing. Prior to Investcorp, he was as-
                                          sociated with Goldman Sachs as an Ex-
                                          ecutive Director in foreign fixed in-
                                          come.
           HIGH YIELD FUND                Benjamin Trosky, Managing Director,
                                          Pacific Investment Management. A
                                          Fixed Income Portfolio Manager, Mr.
                                          Trosky joined Pacific Investment
                                          Management in 1990 and has managed
                                          the High Yield Fund since its incep-
                                          tion, December 16, 1992.
           STOCKSPLUS FUND                David H. Edington, Managing Director,
           STRATEGIC BALANCED FUND        Pacific Investment Management. A
           MODERATE DURATION FUND         Fixed Income Portfolio Manager, Mr.
           SHORT-TERM FUND                Edington joined Pacific Investment
                                          Management in 1987 and has managed
                                          the StocksPLUS, Strategic Balanced,
                                          Moderate Duration and Short-Term
                                          Funds since their inception, May 14,
                                          1993, June 28, 1996, January 2, 1997,
                                          and October 7, 1987, respectively.
           REAL RETURN BOND FUND          John Brynjolfsson, Vice President,
                                          Pacific Investment Management. A
                                          Fixed Income Portfolio Manager, Mr.
                                          Brynjolfsson joined Pacific Invest-
                                          ment Management in 1989, and has man-
                                          aged the Real Return Bond Fund since
                                          its inception, January 14, 1997.
           MONEY MARKET FUND              Leslie Barbi, Vice President, Pacific
                                          Investment Management. A Fixed Income
                                          Portfolio Manager, Ms. Barbi has
                                          managed the Money Market Fund since
                                          November 1, 1995. Prior to joining
                                          Pacific Investment Management in
                                          1993, Ms. Barbi was associated with
                                          Salomon Brothers as a proprietary
                                          Portfolio Manager.

58 PIMCO Funds: Pacific Investment Management Series

FUND        Pacific Investment Management also serves as administrator to the
ADMINIS-    Funds pursuant to an administration agreement with the Trust. Pa-
TRATOR      cific Investment Management provides administrative services to the Funds, which include clerical help and accounting, bookkeep-ing, internal audit services, and certain other services required by the Funds, preparation of reports to the Funds' shareholders and regulatory filings. In addition, Pacific Investment Manage-ment, at its own expense, arranges for the provision of legal, au-dit, custody, transfer agency (including sub-transfer agency and other administrative services) and other services for the Funds, and is responsible for the costs of registration of the Trust's shares and the printing of prospectuses and shareholder reports for current shareholders.

               The Funds (and not Pacific Investment Management) are responsi-
            ble for the following expenses: (i) salaries and other compensa-tion of any of the Trust's executive officers and employees who are not officers, directors, stockholders or employees of Pacific Investment Management or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of bor-rowing money, including interest expenses; (v) fees and expenses of the Trustees who are not "interested persons" of Pacific In-vestment Management or the Trust, and any counsel retained exclu-sively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) expenses, such as organizational expenses, which are capitalized in accor-dance with generally accepted accounting principles; and (viii) any expenses allocated or allocable to a specific class of shares, which include distribution and servicing fees payable with respect to Class A, B and C shares, and may include certain other expenses as permitted by the Trust's Multi-Class Plan adopted pursuant to Rule 18f-3 under the 1940 Act, subject to review and approval by the Trustees.


ADVISORY    The Funds feature fixed advisory and administrative fee rates. For
AND         providing investment advisory and administrative services to the
ADMINIS-    Funds as described above, Pacific Investment Management receives
TRATIVE     monthly fees from each Fund at an annual rate (i) based on the av-
FEES        erage daily net assets of the Fund for advisory fees and, (ii) at-
            tributable in the aggregate to the Fund's Class A, Class B and Class C shares for administrative fees, as follows:


                                                  ADVISORY
           FUND                                   FEE RATE
              --------------------------------------------------
           StocksPLUS, StocksPLUS Short Strate-
            gy, Strategic Balanced and
            Commercial Mortgage Securities Funds  .40%
              --------------------------------------------------
           Money Market Fund                      .15%
              --------------------------------------------------
           All other Funds                        .25%



                                                  ADMINISTRATIVE
           FUND                                   FEE RATE
              --------------------------------------------------
           Foreign Bond, Global Bond, Global
            Bond II and International Bond Funds  .45%
              --------------------------------------------------
           Short-Term and Money Market Funds      .35%
              --------------------------------------------------
           All other Funds                        .40%

               Both the investment advisory contract and administration agree-
            ment with respect to Class A, Class B and Class C shares of the Funds may be terminated by the Trustees at any time on 60 days' written notice. The investment advisory contract may be terminated by Pacific Investment Management on 60 days' written notice. Fol-lowing the expiration of the one-year period commencing with the effectiveness of the administration agreement, it may be

                                                  January 14, 1997 Prospectus 59
            terminated by Pacific Investment Management on 60 days' written notice. Following its initial two-year term, the investment advi-sory contract will continue from year to year if approved by the Trustees. Following its initial one-year term, the administration agreement with respect to Class A, Class B and Class C shares of the Funds will continue from year to year if approved by the Trustees.

PORTFOLIO   Pursuant to the advisory contract, the Advisor places orders for
TRANSAC-    the purchase and sale of portfolio investments for the Funds' ac-
TIONS       counts with brokers or dealers selected by it in its discretion.
            In effecting purchases and sales of portfolio securities for the account of the Funds, the Advisor will seek the best price and ex-ecution of the Funds' orders. In doing so, a Fund may pay higher commission rates than the lowest available when the Advisor be-lieves it is reasonable to do so in light of the value of the bro-kerage and research services provided by the broker effecting the transaction. The Advisor also may consider sales of shares of the Trust as a factor in the selection of broker-dealers to execute portfolio transactions for the Trust.

               Some securities considered for investments by the Funds may also be appropriate for other clients served by the Advisor. If a purchase or sale of securities consistent with the investment pol-icies of a Fund and one or more of these clients served by the Ad-visor is considered at or about the same time, transactions in such securities will be allocated among the Fund and clients in a manner deemed fair and reasonable by the Advisor.

            Description of the Trust

CAPITAL-    The Trust was organized as a Massachusetts business trust on Feb-
IZATION     ruary 19, 1987. The Board of Trustees may establish additional portfolios in the future. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.0001 each. When issued, shares of the Trust are fully paid, non-assessable and freely transferable.

               Under Massachusetts law, shareholders could, under certain cir-
            cumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims liability of the shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust, and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Trust or the Trustees. The Declaration of Trust also pro-vides for indemnification out of Trust property for all loss and expense of any shareholder held personally liable for the obliga-tions of the Trust. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circum-stances in which such disclaimer is inoperative or the Trust it-self is unable to meet its obligations, and thus should be consid-ered remote.

MULTIPLE    In addition to Class A, Class B, and Class C shares, each Fund of-
CLASSES OF  fers Institutional Class and Administrative Class shares. These
SHARES      other classes of the Funds may have different sales charges and expense levels, which will affect performance accordingly. Invest-ors may contact the Distributor at 800-426-0107 for more informa-tion concerning other classes of shares of the Funds. This Pro-spectus relates only to the Class A, Class B, and Class C shares of the Funds.


VOTING Shareholders have the right to vote on the election of Trustees and on any and all matters on which the law or the Declaration of Trust states they may be entitled to vote. The Trust is not re-quired to hold regular annual meetings of Trust shareholders and does not intend to do so. Shareholders of a class of shares or Fund have separate voting rights with respect to matters that only affect that class or Fund. See "Other Information--Voting Rights" in the Statement of Additional Information.
               The Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust.


60 PIMCO Funds: Pacific Investment Management Series

               Shares entitle their holders to one vote per share (with pro-
            portionate voting for fractional shares). As of December 17, 1996, the following were shareholders of record of at least 25% of the outstanding voting securities of the indicated Fund: California Community Foundation (Los Angeles, California) and Marin Community Foundation (Larkspar, California) with respect to the Money Market Fund; Sprint Corporation (Westwood, Kansas) with respect to the Low Duration Fund II; Archdiocese of Los Angeles (Los Angeles, California) with respect to the Total Return Fund III; Wendel & Co. (New York, New York) with respect to the Long-Term U.S. Gov-ernment Fund; Donaldson, Lufkin & Jenrette (Jersey City, New Jer-sey) and Charles Schwab & Co., Inc. (San Francisco, California) with respect to the Foreign Bond Fund: and Pacific Financial Asset Management Corporation with respect to the Strategic Balanced Fund and the Global Income Fund (the predecessor of the Global Bond Fund II). To the extent such shareholders are also the beneficial owners of those shares, they may be deemed to control (as that term is defined in the 1940 Act) the relevant Fund.

            Mailings to Shareholders

            To reduce the volume of mail shareholders receive, it is antici-pated that only one copy of most Trust reports, such as the Trust's annual report, will be mailed to a shareholder's household (same surname, same address). A shareholder may call 800-227-7337 if additional shareholder reports are desired.

                                                  January 14, 1997 Prospectus 61

            Appendix A
            Description of Duration

            Duration is a measure of the expected life of a fixed income secu-rity that was developed as a more precise alternative to the con-cept of "term to maturity." Traditionally, a fixed income security's "term to maturity" has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the "interest rate risk" or "volatility" of the securi-ty). However, "term to maturity" measures only the time until a fixed income security provides its final payment, taking no ac-count of the pattern of the security's payments prior to maturity. In contrast, duration incorporates a bond's yield, coupon interest payments, final maturity and call features into one measure. Dura-tion management is one of the fundamental tools used by the Advi-sor.
               Duration is a measure of the expected life of a fixed income security on a present value basis. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any fixed income security with interest payments occur-ring prior to the payment of principal, duration is always less than maturity. In general, all other things being equal, the lower the stated or coupon rate of interest of a fixed income security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a fixed income security, the shorter the duration of the security.
               Futures, options and options on futures have durations which, in general, are closely related to the duration of the securities which underlie them. Holding long futures or call option positions (backed by a segregated account of cash and cash equivalents) will lengthen a Fund's duration by approximately the same amount that holding an equivalent amount of the underlying securities would.
               Short futures or put option positions have durations roughly equal to the negative duration of the securities that underlie these positions, and have the effect of reducing portfolio dura-tion by approximately the same amount that selling an equivalent amount of the underlying securities would.

               There are some situations where even the standard duration cal-
            culation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their inter-est rate exposure corresponds to the frequency of the coupon re-set. For inflation-indexed bonds, duration is calculated on the basis of modified real duration, which measures price changes of inflation-indexed bonds on the basis of changes in real, rather than nominal, interest rates. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure. Finally, the duration of a fixed income security may vary over time in response to changes in interest rates and other market factors. In these and other similar situations, the Advisor will use more sophisticated analytical techniques that in-corporate the anticipated economic life of a security into the de-termination of its interest rate exposure.

62 PIMCO Funds: Pacific Investment Management Series

            Appendix B
            Description of Securities Ratings

            Certain of the Funds make use of average portfolio credit quality standards to assist institutional investors whose own investment guidelines limit their investments accordingly. In determining a Fund's overall dollar-weighted average quality, unrated securities are treated as if rated, based on the Advisor's view of their com-parability to rated securities. A Fund's use of average quality criteria is intended to be a guide for those institutional invest-ors whose investment guidelines require that assets be invested according to comparable criteria. Reference to an overall average quality rating for a Fund does not mean that all securities held by the Fund will be rated in that category or higher. A Fund's in-vestments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by Moody's or S&P or, if unrated, determined by the Advisor to be of comparable quality). The percentage of a Fund's assets invested in securities in a par-ticular rating category will vary. Following is a description of Moody's and S&P's ratings applicable to fixed income securities.

MOODY'S     CORPORATE AND MUNICIPAL BOND RATINGS
INVESTORS   Aaa: Bonds which are rated Aaa are judged to be of the best quali-
SERVICE,    ty. They carry the smallest degree of investment risk and are gen-
INC.        erally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to im-pair the fundamentally strong position of such issues.
               Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa se-curities.
               A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obliga-tions. Factors giving security to principal and interest are con-sidered adequate but elements may be present that suggest a sus-ceptibility to impairment sometime in the future.
               Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
               Ba: Bonds which are rated Ba are judged to have speculative el-
            ements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very mod-erate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
               B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long pe-riod of time may be small.
               Caa: Bonds which are rated Caa are of poor standing. Such is-
            sues may be in default or there may be present elements of danger with respect to principal or interest.
               Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
               C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor pros-pects of ever attaining any real investment standing.
               Moody's applies numerical modifiers, 1, 2, and 3 in each ge-
            neric rating classified from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 in-dicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                                                  January 14, 1997 Prospectus 63

            CORPORATE SHORT-TERM DEBT RATINGS
            Moody's short-term debt ratings are opinions of the ability of is-suers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters of credit and bonds of indem-nity are excluded unless explicitly rated.
               Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:
               PRIME-1: Issuers rated Prime-1 (or supporting institutions)
            have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds em-ployed; conservative capitalization structure with moderate reli-ance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash genera-tion; and well-established access to a range of financial markets and assured sources of alternate liquidity.
               PRIME-2: Issuers rated Prime-2 (or supporting institutions)
            have a strong ability for repayment of senior short-term debt ob-ligations. This will normally be evidenced by many of the charac-teristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.
               PRIME-3: Issuers rated Prime-3 (or supporting institutions)
            have an acceptable ability for repayment of senior short-term ob-ligations. The effect of industry characteristics and market com-positions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protec-tion measurements and may require relatively high financial lever-age. Adequate alternate liquidity is maintained.
               NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.



STANDARD &  CORPORATE AND MUNICIPAL BOND RATINGS
POOR'S
CORPORATION

            Investment Grade
            AAA: Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.
               AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.
               A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
               BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions, or changing circumstances are more likely to lead to a weakened ca-pacity to pay interest and repay principal for debt in this cate-gory than in higher-rated categories.

            Speculative Grade
            Debt rated BB, B, CCC, CC, and C is regarded as having predomi-nantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.
               BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing un-certainties or exposure to adverse business, financial, or eco-nomic conditions which could lead to

64 PIMCO Funds: Pacific Investment Management Series
            inadequate capacity to meet timely interest and principal pay-ments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.
               B: Debt rated B has a greater vulnerability to default but cur-
            rently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and re-pay principal. The B rating category is also used for debt subor-dinated to senior debt that is assigned an actual or implied BB or BB- rating.
               CCC: Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and re-payment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an ac-tual or implied B or B- rating.
               CC: The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.
               C: The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rat-ing. The C rating may be used to cover a situation where a bank-ruptcy petition has been filed, but debt service payments are con-tinued.
               CI: The rating CI is reserved for income bonds on which no in-
            terest is being paid.
               D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.
               Plus (+) or Minus (-): The ratings from AA to CCC may be modi-
            fied by the addition of a plus or minus sign to show relative standing within the major rating categories.
               Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful com-pletion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such com-pletion. The investor should exercise his own judgment with re-spect to such likelihood and risk.
               r: The "r" is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.
               The absence of an "r" symbol should not be taken as an indica-
            tion that an obligation will exhibit no volatility or variability in total return.
               N.R.: Not rated.
               Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

                                                 January 14, 1997 Prospectus 65

            COMMERCIAL PAPER RATING DEFINITIONS
            A Standard & Poor's commercial paper rating is a current assess-ment of the likelihood of timely payment of debt having an origi-nal maturity of no more than 365 days. Ratings are graded into several categories, ranging from A for the highest quality obliga-tions to D for the lowest. These categories are as follows:
               A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.
               A-2: Capacity for timely payment on issues with this designa-
            tion is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.
               A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the ad-verse effects of changes in circumstances than obligations carry-ing the higher designations.
               B: Issues rated B are regarded as having only speculative ca-
            pacity for timely payment.
               C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.
               D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.
               A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to mar-ket price or suitability for a particular investor. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial informa-tion. The ratings may be changed, suspended, or withdrawn as a re-sult of changes in or unavailability of such information.

66 PIMCO Funds: Pacific Investment Management Series

                      ----------------------------------------------------------
PIMCO Funds           INVESTMENT ADVISOR AND ADMINISTRATOR
Pacific Investment
Management Series     Pacific Investment Management Company, 840 Newport Center
                      Drive, Suite 360, Newport Beach, CA 92660

                      ----------------------------------------------------------
                      DISTRIBUTOR

                      PIMCO Funds Distribution Company, 2187 Atlantic Street, Stamford, CT 06902

                      ----------------------------------------------------------
                      CUSTODIAN

                      Investors Fiduciary Trust Company, 127 West 10th Street, Kansas City, MO 64105

                      ----------------------------------------------------------
                      SHAREHOLDER SERVICING AGENT AND TRANSFER AGENT

                      Shareholder Services, Inc., P.O. Box 5866, Denver,
                      Co 80217

                      ----------------------------------------------------------
                      For further information about the Trust, call 1-800-426-0107.




                      P I M C O

                      Printed on Recycled Paper Using Soy-Based Inks.

                                                    [LOGO OF PIMCO APPEARS HERE]

PIMCO FUNDS
Pacific Investment Management Series

FIXED INCOME FUNDS
    Money Market Fund
    Short-Term Fund
    Low Duration Fund
    Low Duration Fund II
    Low Duration Fund III
    Moderate Duration Fund
    High Yield Fund
    Total Return Fund
    Total Return Fund II
    Total Return Fund III
    Commercial Mortgage Securities Fund
    Long-Term U.S. Government Fund

    Real Return Bond Fund
    Foreign Bond Fund
    Global Bond Fund
    Global Bond Fund II
    International Bond Fund

EQUITY FUNDS
    StocksPLUS Fund
    StocksPLUS Short Strategy Fund

BALANCED FUND
    Strategic Balanced Fund

                                                                      PROSPECTUS

--------------------------------------------------------------------------------

                                                                January 14, 1997

PIMCO Funds: Pacific Investment Management Series

Prospectus

January 14, 1997



PIMCO Funds (the "Trust") is an open-end management investment company ("mutual fund") consisting of twenty separate investment portfolios (the "Funds"). Each Fund has its own investment objective and policies. The Trust is designed to provide access to the professional investment management services offered by Pacific Investment Management Company ("PIMCO"), which serves as investment adviser to the Funds.

This Prospectus describes two classes of shares offered by each Fund: the "Institutional Class" and the "Administrative Class." Through a separate prospectus, certain Funds offer up to three additional classes of shares, Class A shares, Class B shares and Class C shares. See "Other Information-- Multiple Classes of Shares." Shares of the Institutional Class are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations, and high net worth individuals (Institutional Class shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to the customers' investments in the Funds). Shares of the Administrative Class are offered primarily through employee benefit plan alliances, broker-dealers, and other intermediaries, and each Fund's Administrative Class shares are subject to service and/or distribution fees paid to such entities for services they provide to shareholders of that class. Administrative Class shares of certain Funds are not currently available for investment. Institutional Class and Administrative Class shares of the Funds are offered for sale at the relevant next determined net asset value for each class with no sales charge. Shares of the PIMCO International Bond Fund are offered only to private account clients of PIMCO.


EACH OF THE FUNDS, EXCEPT THE PIMCO MONEY MARKET FUND, MAY INVEST ALL OF ITS ASSETS IN DERIVATIVE INSTRUMENTS, SOME OF WHICH MAY BE PARTICULARLY SENSITIVE TO CHANGES IN PREVAILING INTEREST RATES. UNEXPECTED CHANGES IN INTEREST RATES MAY ADVERSELY AFFECT THE VALUE OF A FUND'S INVESTMENTS IN PARTICULAR DERIVATIVE INSTRUMENTS.

This Prospectus sets forth concisely the information a prospective investor should know before investing in the Funds. It should be read and retained for ready reference to information about the Funds.

Information about the investment objective of each Fund, along with a detailed description of the types of securities in which each Fund may invest, and of investment policies and restrictions applicable to each Fund, are set forth in this Prospectus. There can be no assurance that the investment objective of any Fund will be achieved. Because the market value of the Funds' investments will change, the investment returns and net asset value per share of each Fund will vary.

A Statement of Additional Information, dated January 14, 1997, as amended or supplemented from time to time, containing additional and more detailed information about the Funds, has been filed with the Securities and Exchange Commission and is hereby incorporated by reference into this Prospectus. It is available without charge and may be obtained by writing or calling:

                  PIMCO Funds
                  840 Newport Center Drive, Suite 360
                  Newport Beach, CA 92660
                  Telephone: (800) 927-4648 (Current Shareholders)
                           (800) 800-0952 (New Accounts)

                           (800) 987-4626 (PIMCO Infolink Audio Response
                            Network)

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

INVESTMENT IN THE PIMCO MONEY MARKET FUND (OR IN ANY OTHER FUND) IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE MONEY MARKET FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

THE PIMCO HIGH YIELD FUND MAY INVEST ALL OF ITS ASSETS, AND THE PIMCO COMMERCIAL MORTGAGE SECURITIES FUND MAY INVEST UP TO 35% OF ITS ASSETS, IN JUNK BONDS, WHICH ARE SUBJECT TO HIGH RISK, AND SPECULATIVE WITH REGARD TO PAYMENT OF INTEREST AND RETURN OF PRINCIPAL. INVESTORS SHOULD CAREFULLY CONSIDER THESE RISKS BEFORE INVESTING IN THESE FUNDS. SEE "CHARACTERISTICS AND RISKS OF SECURITIES AND INVESTMENT TECHNIQUES--HIGH YIELD SECURITIES ("JUNK BONDS")."


                                                   January 14, 1997 Prospectus 1

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
   Prospectus Summary......................................................   3
   Expense Information.....................................................   8
   Financial Highlights....................................................  10
   Investment Objectives and Policies......................................  16
   Investment Restrictions.................................................  25
   Characteristics and Risks of Securities and Investment Techniques.......  27
   Management of the Trust.................................................  40
   Purchase of Shares......................................................  43
   Redemption of Shares....................................................  46
   Portfolio Transactions..................................................  48
   Net Asset Value.........................................................  48
   Dividends, Distributions and Taxes......................................  49
   Other Information.......................................................  50
   Appendix A -- Description of Duration................................... A-1
   Appendix B -- Description of Securities Ratings......................... B-1

2 PIMCO Funds: Pacific Investment Management Series

                               PROSPECTUS SUMMARY

  PIMCO Funds (the "Trust") is an open-end management investment company ("mutual fund") organized as a Massachusetts business trust on February 19, 1987. The Trust consists of twenty separate investment portfolios (the "Funds").

                           COMPARISON OF PIMCO FUNDS

  The following chart provides general information about each of the PIMCO Funds. It is qualified in its entirety by the more complete descriptions of the Funds appearing elsewhere in this Prospectus.

 FIXED INCOME FUNDS   PRIMARY INVESTMENTS        DURATION     CREDIT QUALITY(1) FOREIGN(2)
------------------------------------------------------------------------------------------

 Money Market         Money market instruments   Less than
                                                 or equal to
                                                 90 days     Min 95% Aaa or    0%
                                                 dollar-      Prime 1; Less
                                                 weighted     than or equal
                                                 average      to 5% Aa or
                                                 maturity     Prime 2
------------------------------------------------------------------------------------------
 Short-Term           Money market instruments   0-1 yr       B to Aaa; max     0-5%
                      and short maturity fixed                10% below Baa
                      income securities
------------------------------------------------------------------------------------------
 Low Duration         Short and intermediate     1-3 yrs      B to Aaa; max     0-20%
                      maturity fixed income                   10% below Baa
                      securities
------------------------------------------------------------------------------------------
 Low Duration II      Same as Low Duration       1-3 yrs      A to Aaa          0%
                      Fund, with quality and
                      foreign issuer
                      restrictions
------------------------------------------------------------------------------------------
 Low Duration III     Same as Low Duration       1-3 yrs      B to Aaa; max     0-20%
                      Fund, with prohibitions                 10% below Baa
                      on firms engaged in
                      socially sensitive
                      practices
------------------------------------------------------------------------------------------
 Moderate Duration    Short and intermediate     2-5 yrs      B to Aaa; max     0-20%
                      maturity fixed income                   10% below Baa
                      securities
------------------------------------------------------------------------------------------
 High Yield           Higher yielding fixed      2-6 yrs      B to Aaa; min     0%
                      income securities                       65% below Baa
------------------------------------------------------------------------------------------
 Total Return         Intermediate maturity      3-6 yrs      B to Aaa; max     0-20%
                      fixed income securities                 10% below Baa
------------------------------------------------------------------------------------------
 Total Return II      Same as Total Return       3-6 yrs      Baa to Aaa        0%
                      Fund, with quality and
                      foreign issuer
                      restrictions
------------------------------------------------------------------------------------------
 Total Return III     Same as Total Return       3-6 yrs      B to Aaa; max     0-20%
                      Fund, with prohibitions                 10% below Baa
                      on firms engaged in
                      socially sensitive
                      practices
------------------------------------------------------------------------------------------
 Commercial Mortgage  Commercial mortgage-       3-8 yrs      B to Aaa; max     0%
 Securities           backed securities                       35% below Baa
------------------------------------------------------------------------------------------
 Long-Term U.S.       Long-term maturity fixed    greater
                                                  than or
                                                  equal to
                                                   8 yrs      A to Aaa          0%
 Government           income securities
------------------------------------------------------------------------------------------
 Real Return Bond     Inflation-indexed fixed    Not          A to Aaa          0-35%
                      income securities          applicable,
                                                 but see Fund
                                                 description
------------------------------------------------------------------------------------------
 Foreign Bond         Intermediate maturity      3-6 yrs      B to Aaa; max     Greater
                      hedged foreign fixed                    10% below Baa     than or
                      income securities                                         equal to 85%
------------------------------------------------------------------------------------------
 Global Bond          Intermediate maturity      3-6 yrs      B to Aaa; max     25-75%
                      U.S. and foreign fixed                  10% below Baa
                      income securities
------------------------------------------------------------------------------------------
 Global Bond II       Intermediate maturity      3-6 yrs      B to Aaa; max     25-75%
                      U.S. and hedged foreign                 10% below Baa
                      fixed income securities
------------------------------------------------------------------------------------------
 International Bond   Foreign fixed income       0-8 yrs      Baa to Aaa        Greater
                      securities (Fund offered                                  than or
                      only to PIMCO private                                     equal to
                      account clients)                                          65%
------------------------------------------------------------------------------------------

 EQUITY FUNDS         PRIMARY INVESTMENTS        DURATION     CREDIT QUALITY(1) FOREIGN(2)
------------------------------------------------------------------------------------------
 StocksPLUS           S&P 500 stock index        0-1 yr       B to Aaa; max     0-20%
                      derivatives backed by a                 10% below Baa
                      portfolio of short-term
                      fixed income securities
------------------------------------------------------------------------------------------
 StocksPLUS Short     Inversely correlated S&P   0-1 yr       B to Aaa; max     0-20%
 Strategy             500 derivatives backed                  10% below Baa
                      by
                      a portfolio of short-
                      term fixed income
                      securities
------------------------------------------------------------------------------------------

 BALANCED FUND        PRIMARY INVESTMENTS        DURATION     CREDIT QUALITY(1) FOREIGN(2)
------------------------------------------------------------------------------------------
 Strategic Balanced   Same as Total Return and   0-6 yrs      B to Aaa; max     0-20%
                      StocksPLUS Funds                        10% below Baa
                      according to PIMCO's
                      allocation strategy
------------------------------------------------------------------------------------------

1. As rated by Moody's Investors Services, Inc., or if unrated, determined to be of comparable quality.
2. Percentage limitations relate to foreign currency-denominated securities for all Funds except the PIMCO Foreign Bond, Global Bond, Global Bond II and International Bond Funds. Percentage limitations for these three Funds relate to securities of foreign issuers, denominated in any currency. Each Fund (except the Low Duration II and Total Return II Funds) may invest beyond these limits in U.S. dollar-denominated securities of foreign issuers. Neither the Low Duration Fund II nor the Total Return Fund II may invest in any securities of foreign issuers.

                                                   January 14, 1997 Prospectus 3

                 INVESTMENT OBJECTIVES OF THE PIMCO FUNDS

  The investment objective of each of the PIMCO Money Market Fund and PIMCO Short-Term Fund is to seek to obtain maximum current income consistent with preservation of capital and daily liquidity. The investment objective of the PIMCO Real Return Bond Fund is to seek to realize maximum real return, consistent with the preservation of real capital and prudent investment management. The investment objective of the PIMCO Global Bond Fund II is to seek maximum total return, consistent with the preservation of capital. The investment objective of each of the remaining Fixed Income Funds and the PIMCO Strategic Balanced Fund is to seek to realize maximum total return, consistent with preservation of capital and prudent investment management. The investment objective of the PIMCO StocksPLUS Fund is to seek to achieve a total return which exceeds the total return performance of the Standard & Poor's Composite Stock Price Index ("S&P 500"). The investment objective of the PIMCO StocksPLUS Short Strategy Fund is to seek total return through the implementation of short investment positions on the S&P 500 Index.

                      INVESTMENT RISKS AND CONSIDERATIONS

  The following are some of the primary risks relevant to an investment in the Funds and to the securities in which the Funds invest. Investors should read this Prospectus carefully for a more complete discussion of the risks relating to an investment in the Funds. The value of all securities and other instruments held by the Funds will vary from time to time in response to a wide variety of market factors. Consequently, the net asset value per share of each Fund will vary, except that the PIMCO Money Market Fund shall attempt to maintain a net asset value of $1.00 per share, although there can be no assurance that the Fund will be successful in doing so. The net asset value per share of any Fund may be less at the time of redemption than it was at the time of investment. Generally, the value of fixed income securities can be expected to vary inversely with changes in prevailing interest rates, i.e., as interest rates rise, market value tends to decrease, and vice versa, although this may not be true in the case of inflation-indexed bonds. In addition, certain of the Funds may invest in securities rated lower than Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Corporation ("S&P"). Such securities carry a high degree of credit risk and are considered speculative by the major rating agencies.

  Certain Funds may invest in securities of foreign issuers, which may be subject to additional risk factors, including foreign currency and political risks, not applicable to securities of U.S. issuers. Certain of the Funds' investment techniques may involve a form of borrowing, which may tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund's portfolio and may require liquidation of portfolio positions when it is not advantageous to do so. Certain Funds may sell securities short, which exposes the Fund to a risk of loss if the value of the security sold short should increase.

  All Funds (except the PIMCO Money Market Fund) may use derivative instruments, consisting of futures, options, options on futures, and swap agreements, for hedging purposes or as part of their investment strategies. Use of these instruments may involve certain costs and risks, including the risk that a Fund could not close out a position when it would be most advantageous to do so, the risk of an imperfect correlation between the value of the securities being hedged and the value of the particular derivative instrument, and the risk that unexpected changes in interest rates may adversely affect the value of a Fund's investments in particular derivative instruments.

  Investors should carefully consider the possible tax consequences from investing in the PIMCO Real Return Bond Fund. The Fund invests primarily in securities that for tax purposes may be considered to have been issued originally at a discount. Accordingly, the Fund may be required to make annual distributions to shareholders in excess of the cash

4 PIMCO Funds: Pacific Investment Management Series received by the Fund in a given period from those investments. See "Characteristics and Risks of Securities and Investment Techniques --
 Inflation-Indexed Bonds" and "Dividends, Distributions and Taxes" for additional information.

  The Funds offer their shares to both retail and institutional investors. Institutional shareholders, some of whom also may be investment advisory clients of PIMCO, may hold large positions in certain of the Funds. Such shareholders may on occasion make large redemptions of their holdings in the Funds to meet their liquidity needs, in connection with strategic adjustments to their overall portfolio of investments, or for other purposes. Large redemptions from some Funds could require the Adviser to liquidate portfolio positions when it is not most desirable to do so. Liquidation of portfolio holdings also may cause a Fund to realize taxable capital gains.

  The PIMCO Commercial Mortgage Securities, Real Return Bond, Foreign Bond, Global Bond, Global Bond II, and International Bond Funds are "non-diversified" for purposes of the Investment Company Act of 1940, meaning that they may invest a greater percentage of their assets in the securities of one issuer than the other Funds. As "non-diversified" portfolios, these Funds may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified portfolio might be. See "Investment Objectives and Policies" and "Characteristics and Risks of Securities and Investment Techniques" for additional information.

                   INVESTMENT ADVISER AND FUND ADMINISTRATOR

  Pacific Investment Management Company ("PIMCO") serves as investment adviser ("Adviser") to the Trust, and also serves as the Trust's administrator. The Adviser is an investment management firm established in 1971 that had approximately $88.8 billion of assets under management as of November 30, 1996. The Adviser is a subsidiary of PIMCO Advisors L.P. ("PIMCO Advisors"), which had approximately $111.2 billion of assets under management as of November 30, 1996. See "Management of the Trust."

                               PURCHASE OF SHARES

  This Prospectus describes two classes of shares of each Fund: the "Institutional Class" and the "Administrative Class." Shares of the Institutional Class are offered primarily for direct investment by institutional investors (Institutional Class shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to the customers' investments in the Funds). Shares of the Administrative Class are offered primarily through employee benefit plan alliances, broker-dealers, and other intermediaries, and each Fund pays service and distribution fees to such entities for services they provide to such Fund's shareholders of that class. Administrative Class shares of certain Funds are not currently available for investment.

  Shares of the Institutional Class and Administrative Class of the Funds are offered at the relevant next determined net asset value with no sales charge. The minimum initial investment for shares of either class is $5 million, subject to certain exceptions. Shares of either class may also be offered to clients of the Adviser and its affiliates. Shares of the PIMCO International Bond Fund are offered only to private account clients of PIMCO. See "Purchase of Shares."

                                                   January 14, 1997 Prospectus 5

                           REDEMPTIONS AND EXCHANGES

  Institutional Class and Administrative Class shares of each Fund may be redeemed without cost at the relevant net asset value per share of the class of that Fund next determined after receipt of the redemption request. The PIMCO StocksPLUS Short Strategy Fund imposes a redemption fee, payable to the Fund, of 1% on all shares of the Fund held for less than three months. The redemption price may be more or less than the purchase price.

  Institutional Class and Administrative Class shares of any Fund may be exchanged on the basis of relative net asset values, for shares of the same class of any other Fund of the Trust offered generally to the public, except that only private account clients of PIMCO may purchase shares of the PIMCO International Bond Fund. Shares of a Fund may also be exchanged for shares of the same class of a series of PIMCO Funds: Multi-Manager Series, an affiliated mutual fund family, comprised primarily of equity portfolios managed by the subsidiary partnerships of PIMCO Advisors. See "Redemption of Shares."

                          DIVIDENDS AND DISTRIBUTIONS

  Each Fund will distribute dividends from net investment income at least monthly (quarterly in the case of the PIMCO International Bond Fund, PIMCO Strategic Balanced Fund and Equity Funds), and any net realized capital gains at least annually. All dividends and distributions will be reinvested automatically at net asset value in additional shares of the same class of the same Fund, unless cash payment is requested. Dividends from net investment income with respect to Administrative Class shares will be lower than those paid with respect to Institutional Class shares, reflecting the payment of service or distribution fees by that class. See "Dividends, Distributions and Taxes."

6 PIMCO Funds: Pacific Investment Management Series

                   (This page left blank intentionally)

                                                   January 14, 1997 Prospectus 7

                              EXPENSE INFORMATION

SHAREHOLDER TRANSACTION EXPENSES (INSTITUTIONAL CLASS AND ADMINISTRATIVE
CLASS):

  Sales Load Imposed on Purchases.......................................... None
  Sales Load Imposed on Reinvested Dividends............................... None
  Redemption Fee:
    StocksPLUS Short Strategy Fund.........................................  1%*
    All Other Funds........................................................ None
  Exchange Fee............................................................. None

*On shares held less than 3 months.

ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS):

                                                ADVISORY ADMINISTRATIVE  TOTAL
   INSTITUTIONAL CLASS SHARES                     FEE         FEE       EXPENSES
   --------------------------                   -------- -------------- --------
   Money Market Fund...........................   0.15%       0.20%       0.35%
   Short-Term Fund.............................   0.25        0.20        0.45
   Low Duration Fund...........................   0.25        0.18        0.43
   Low Duration Fund II........................   0.25        0.25        0.50
   Low Duration Fund III.......................   0.25        0.25        0.50
   Moderate Duration Fund......................   0.25        0.20        0.45
   High Yield Fund.............................   0.25        0.25        0.50
   Total Return Fund...........................   0.25        0.18        0.43
   Total Return Fund II........................   0.25        0.25        0.50
   Total Return Fund III.......................   0.25        0.25        0.50
   Commercial Mortgage Securities Fund.........   0.40        0.25        0.65
   Long-Term U.S. Government Fund..............   0.25        0.25        0.50
   Real Return Bond Fund.......................   0.25        0.25        0.50
   Foreign Bond Fund...........................   0.25        0.25        0.50
   Global Bond Fund............................   0.25        0.30        0.55
   Global Bond Fund II.........................   0.25        0.30        0.55
   International Bond Fund.....................   0.25        0.25        0.50
   StocksPLUS Fund.............................   0.40        0.25        0.65
   StocksPLUS Short Strategy Fund..............   0.40        0.25        0.65
   Strategic Balanced Fund.....................   0.40        0.25        0.65

                                 ADVISORY ADMINISTRATIVE 12B-1 (SERVICE)  TOTAL
   ADMINISTRATIVE CLASS SHARES     FEE         FEE             FEE       EXPENSES
   ---------------------------   -------- -------------- --------------- --------
   Money Market Fund..........     0.15%       0.20%          0.25%        0.60%
   Short-Term Fund............     0.25        0.20           0.25         0.70
   Low Duration Fund..........     0.25        0.18           0.25         0.68
   Low Duration Fund II.......     0.25        0.25           0.25         0.75
   Low Duration Fund III......     0.25        0.25           0.25         0.75
   Moderate Duration Fund.....     0.25        0.20           0.25         0.70
   High Yield Fund............     0.25        0.25           0.25         0.75
   Total Return Fund..........     0.25        0.18           0.25         0.68
   Total Return Fund II.......     0.25        0.25           0.25         0.75
   Total Return Fund III......     0.25        0.25           0.25         0.75
   Commercial Mortgage
    Securities Fund...........     0.40        0.25           0.25         0.90
   Long-Term U.S. Government
    Fund......................     0.25        0.25           0.25         0.75
   Real Return Bond Fund......     0.25        0.25           0.25         0.75
   Foreign Bond Fund..........     0.25        0.25           0.25         0.75
   Global Bond Fund...........     0.25        0.30           0.25         0.80
   Global Bond Fund II........     0.25        0.30           0.25         0.80
   International Bond Fund....     0.25        0.25           0.25         0.75
   StocksPLUS Fund............     0.40        0.25           0.25         0.90
   StocksPLUS Short Strategy
    Fund......................     0.40        0.25           0.25         0.90
   Strategic Balanced Fund....     0.40        0.25           0.25         0.90

8 PIMCO Funds: Pacific Investment Management Series

  For a more detailed discussion of the Funds' fees and expenses, see "Fund Administrator," "Advisory and Administrative Fees," and "Service Fees" under the caption "Management of the Trust."

EXAMPLE OF FUND EXPENSES:

  An investor would pay the following expenses on a $1,000 investment, assuming
(1) a hypothetical 5% annual return and (2) redemption at the end of each time period:

   INSTITUTIONAL CLASS SHARES                    1 YEAR 3 YEARS 5 YEARS 10 YEARS
   --------------------------                    ------ ------- ------- --------
   Money Market Fund............................   $4     $11     $20     $44
   Short-Term Fund..............................    5      14      25      57
   Low Duration Fund............................    4      14      24      54
   Low Duration Fund II.........................    5      16      28      63
   Low Duration Fund III........................    5      16      28      63
   Moderate Duration Fund.......................    5      14      25      57
   High Yield Fund..............................    5      16      28      63
   Total Return Fund............................    4      14      24      54
   Total Return Fund II.........................    5      16      28      63
   Total Return Fund III........................    5      16      28      63
   Commercial Mortgage Securities Fund..........    7      21      36      81
   Long-Term U.S. Government Fund...............    5      16      28      63
   Real Return Bond Fund........................    5      16      28      63
   Foreign Bond Fund............................    5      16      28      63
   Global Bond Fund.............................    6      18      31      69
   Global Bond Fund II..........................    6      18      31      69
   International Bond Fund......................    5      16      28      63
   StocksPLUS Fund..............................    7      21      36      81
   StocksPLUS Short Strategy Fund...............    7      21      36      81
   Strategic Balanced Fund......................    7      21      36      81


   ADMINISTRATIVE CLASS SHARES                   1 YEAR 3 YEARS 5 YEARS 10 YEARS
   ---------------------------                   ------ ------- ------- --------
   Money Market Fund............................   $6     $19     $33     $75
   Short-Term Fund..............................    7      22      39     87
   Low Duration Fund............................    7      22      38     85
   Low Duration Fund II.........................    8      24      42     93
   Low Duration Fund III........................    8      24      42      93
   Moderate Duration Fund.......................    7      22      39      87
   High Yield Fund..............................    8      24      42      93
   Total Return Fund............................    7      22      38      85
   Total Return Fund II.........................    8      24      42      93
   Total Return Fund III........................    8      24      42      93
   Commercial Mortgage Securities Fund..........    9      29      50     111
   Long-Term U.S. Government Fund...............    8      24      42      93
   Real Return Bond Fund........................    8      24      42      93
   Foreign Bond Fund ...........................    8      24      42      93
   Global Bond Fund.............................    8      26      44      99
   Global Bond Fund II..........................    8      26      44      99
   International Bond Fund......................    8      24      42      93
   StocksPLUS Fund..............................    9      29      50     111
   StocksPLUS Short Strategy Fund...............    9      29      50     111
   Strategic Balanced Fund......................    9      29      50     111

  The above tables are provided to assist investors in understanding the various expenses which may be borne directly or indirectly in connection with an investment in the Funds. This example should not be considered a representation of past or future expenses or performance. Actual expenses may be higher or lower than those shown.

                                                   January 14, 1997 Prospectus 9

                             FINANCIAL HIGHLIGHTS

  The following information regarding selected per share data and ratios for shares of certain of the Funds is part of the Trust's financial statements, which are included in the Trust's Annual Report dated March 31, 1996, and Semi-Annual Report dated September 30, 1996, and incorporated by reference in the Statement of Additional Information. The Trust's audited financial statements and selected per share data and ratios appearing below have been examined by Price Waterhouse LLP, independent accountants, whose opinion thereon is also included in the Annual Report, which may be obtained without charge. Information contained in the Trust's Semi-Annual Report is unaudited. Information is presented for each Fund of the Trust which had investment operations during the reporting periods. Information regarding the PIMCO Money Market Fund and PIMCO Total Return Fund II reflects the operational history of the Money Market Fund and PIMCO Managed Bond and Income Fund, two former series of PIMCO Funds: Equity Advisors Series, which were reorganized as series of the Trust as of November 1, 1995. On that date, the investment advisory responsibilities of Pacific Mutual Life Insurance Company with respect to the Money Market Fund were assumed by PIMCO. Information for these Funds for each of the five years in the period ended October 31, 1995, has been audited by the Funds' former independent accountants.

  Selected data for a share outstanding throughout each period:

                   NET ASSET             NET REALIZED  TOTAL INCOME DIVIDENDS  DIVIDENDS IN  DISTRIBUTIONS DISTRIBUTIONS
  YEAR OR            VALUE      NET     AND UNREALIZED (LOSS) FROM   FROM NET  EXCESS OF NET   FROM NET    IN EXCESS OF
   PERIOD          BEGINNING INVESTMENT GAIN (LOSS) ON  INVESTMENT  INVESTMENT  INVESTMENT     REALIZED    NET REALIZED
   ENDED           OF PERIOD   INCOME    INVESTMENTS    OPERATIONS    INCOME      INCOME     CAPITAL GAINS CAPITAL GAINS
------------------------------------------------------------------------------------------------------------------------
MONEY MARKET FUND
 Institutional Class
        9/30/96*    $ 1.00     $0.03        $ 0.00        $0.03       $(0.03)     $ 0.00        $ 0.00        $ 0.00
11/1/95-3/31/96       1.00      0.02          0.00         0.02        (0.02)       0.00          0.00          0.00
       10/31/95       1.00      0.06          0.00         0.06        (0.06)       0.00          0.00          0.00
       10/31/94       1.00      0.03          0.00         0.03        (0.03)       0.00          0.00          0.00
       10/31/93       1.00      0.03          0.00         0.03        (0.03)       0.00          0.00          0.00
       10/31/92       1.00      0.04          0.00         0.04        (0.04)       0.00          0.00          0.00
       10/31/91(a)    1.00      0.04          0.00         0.04        (0.04)       0.00          0.00          0.00
 Administrative Class
        9/30/96*      1.00      0.02          0.00         0.02        (0.02)       0.00          0.00          0.00
        3/31/96       1.00      0.02          0.00         0.02        (0.02)       0.00          0.00          0.00
       10/31/95(b)    1.00      0.05          0.00         0.05        (0.05)       0.00          0.00          0.00
SHORT-TERM FUND
 Institutional Class
        9/30/96*    $ 9.92     $0.30        $ 0.05        $0.35       $(0.29)     $(0.01)       $ 0.00        $ 0.00
        3/31/96       9.79      0.69          0.12         0.81        (0.65)      (0.03)         0.00          0.00
        3/31/95       9.92      0.56         (0.13)        0.43        (0.55)      (0.01)         0.00          0.00
        3/31/94      10.03      0.48         (0.12)        0.36        (0.47)       0.00          0.00          0.00
        3/31/93      10.01      0.37          0.02         0.39        (0.37)       0.00          0.00          0.00
        3/31/92      10.02      0.55          0.00         0.55        (0.55)       0.00         (0.01)         0.00
        3/31/91       9.99      0.77          0.04         0.81        (0.78)       0.00          0.00          0.00
        3/31/90      10.00      0.86         (0.01)        0.85        (0.86)       0.00          0.00          0.00
        3/31/89      10.00      0.81         (0.01)        0.80        (0.80)       0.00          0.00          0.00
        3/31/88(c)   10.00      0.33          0.00         0.33        (0.33)       0.00          0.00          0.00
 Administrative Class
        9/30/96*      9.92      0.29          0.05         0.34        (0.28)      (0.01)         0.00          0.00
        3/31/96(d)    9.98      0.11         (0.07)        0.04        (0.10)       0.00          0.00          0.00
LOW DURATION FUND
 Institutional Class
        9/30/96*    $ 9.95     $0.33        $ 0.01        $0.34       $(0.31)     $(0.02)       $ 0.00        $ 0.00
        3/31/96       9.76      0.66          0.21         0.87        (0.68)       0.00          0.00          0.00
        3/31/95      10.04      0.65         (0.30)        0.35        (0.54)       0.00          0.00          0.00
        3/31/94      10.30      0.62         (0.16)        0.46        (0.64)      (0.03)        (0.05)         0.00
        3/31/93      10.20      0.75          0.22         0.97        (0.74)       0.00         (0.13)         0.00
        3/31/92      10.02      0.83          0.25         1.08        (0.82)       0.00         (0.08)         0.00
        3/31/91       9.89      0.89          0.12         1.01        (0.88)       0.00          0.00          0.00
        3/31/90       9.70      0.88          0.20         1.08        (0.88)       0.00         (0.01)         0.00
        3/31/89       9.99      0.89         (0.25)        0.64        (0.90)       0.00         (0.03)         0.00
        3/31/88(e)   10.00      0.74         (0.01)        0.73        (0.74)       0.00          0.00          0.00
 Administrative Class
        9/30/96*      9.95      0.31          0.01         0.32        (0.30)      (0.01)         0.00          0.00
        3/31/96       9.76      0.63          0.21         0.84        (0.65)       0.00          0.00          0.00
        3/31/95(f)    9.67      0.18          0.07         0.25        (0.14)       0.00          0.00          0.00
LOW DURATION FUND II
 Institutional Class
        9/30/96*    $ 9.82     $0.32        $(0.02)       $0.30       $(0.26)     $(0.06)       $ 0.00        $ 0.00
        3/31/96       9.77      0.66          0.04         0.70        (0.60)      (0.03)         0.00          0.00
        3/31/95       9.94      0.62         (0.16)        0.46        (0.58)      (0.03)         0.00          0.00
        3/31/94      10.25      0.60         (0.28)        0.32        (0.58)       0.00         (0.05)         0.00
        3/31/93      10.04      0.63          0.25         0.88        (0.64)       0.00         (0.03)         0.00
        3/31/92(g)   10.00      0.28          0.03         0.31        (0.27)       0.00          0.00          0.00

--------
(a) From commencement of operations, March 1, 1991.
                                       (e) From commencement of operations,
                                           May 11, 1987.
(b) From commencement of operations, January 24, 1995.
                                       (f) From commencement of operations,
                                           December 31, 1994.
(c) From commencement of operations, October 7, 1987.
(d) From commencement of operations, February 1, 1996.

*Unaudited.                            (g) From commencement of operations,
                                           November 1, 1991.


10  PIMCO Funds: Multi-Manager Series

  Selected data for a share outstanding throughout each period:


                                                                   RATIO OF NET
                          NET ASSET         NET ASSETS  RATIO OF    INVESTMENT
TAX BASIS                   VALUE              END     EXPENSES TO  INCOME TO   PORTFOLIO
  RETURN        TOTAL        END    TOTAL   OF PERIOD    AVERAGE     AVERAGE    TURNOVER
OF CAPITAL  DISTRIBUTIONS OF PERIOD RETURN   (000'S)   NET ASSETS   NET ASSETS    RATE
-----------------------------------------------------------------------------------------
  $ 0.00       $(0.03)     $ 1.00    2.61%  $   28,300    0.35%+       5.15%+       N/A
    0.00        (0.02)       1.00    2.58       25,935    0.33+        5.44+        N/A
    0.00        (0.06)       1.00    5.67        7,741    0.40         5.53         N/A
    0.00        (0.03)       1.00    3.53        7,454    0.40         3.52         N/A
    0.00        (0.03)       1.00    2.83        5,836    0.40         2.78         N/A
    0.00        (0.04)       1.00    3.85        7,817    0.40         4.02         N/A
    0.00        (0.04)       1.00    3.78       45,406    0.53+        5.20         N/A
    0.00        (0.02)       1.00    2.49           12    0.60+        5.00+        N/A
    0.00        (0.02)       1.00    2.47           10    0.61+        5.95+        N/A
    0.00        (0.05)       1.00    4.21           10    0.68+        5.94+        N/A
  $ 0.00       $(0.30)     $ 9.97    3.63%  $  128,198    0.45%+       6.28%+     56.87%
    0.00        (0.68)       9.92    8.49      101,797    0.58         6.86      214.78
    0.00        (0.56)       9.79    4.46       90,114    0.50         5.67       79.30
    0.00        (0.47)       9.92    3.66       73,176    0.50         4.87       45.81
    0.00        (0.37)      10.03    3.94       46,905    0.50         3.67       54.50
    0.00        (0.56)      10.01    5.66       44,172    0.50         5.52       94.62
    0.00        (0.78)      10.02    8.44       44,820    0.50         7.83      115.26
    0.00        (0.86)       9.99    8.86       13,649    0.50         8.61      140.28
    0.00        (0.80)      10.00    8.29       14,401    0.50         8.57      178.21
    0.00        (0.33)      10.00    7.17+       5,546    0.50+        6.99+      11.57
    0.00        (0.29)       9.97    3.50        2,361    0.70+        6.08+      56.87
    0.00        (0.10)       9.92    0.41        3,999    0.52+        4.44+     214.78
  $ 0.00       $(0.33)     $ 9.96    3.46%  $2,685,682    0.43%+       6.60%+    114.52%
    0.00        (0.68)       9.95    9.13    2,677,574    0.42         6.88      208.79
   (0.09)       (0.63)       9.76    3.60    2,332,032    0.41         6.46       77.14
    0.00        (0.72)      10.04    4.56    2,298,255    0.43         6.05       42.69
    0.00        (0.87)      10.30    9.91    1,403,594    0.45         7.21       67.51
    0.00        (0.90)      10.20   11.30      906,650    0.50         8.08       37.21
    0.00        (0.88)      10.02   10.60      516,325    0.57         8.97       44.31
    0.00        (0.89)       9.89   11.36      317,425    0.60         8.83      161.91
    0.00        (0.93)       9.70    6.49      172,046    0.60         8.83       56.23
    0.00        (0.74)       9.99    8.64+     115,865    0.60+        8.85+      77.88
    0.00        (0.31)       9.96    3.33        3,935    0.68+        6.40+     114.52
    0.00        (0.65)       9.95    8.83        2,536    0.69         6.73      208.79
   (0.02)       (0.16)       9.76    2.53          771    0.66+        6.93+      77.14
  $ 0.00       $(0.32)     $ 9.80    3.09%  $  256,720    0.50%+       6.42%+    147.94%
   (0.02)       (0.65)       9.82    7.30      253,299    0.48         6.61      225.02
   (0.02)       (0.63)       9.77    4.80      170,866    0.47         6.35      102.43
    0.00        (0.63)       9.94    3.15      141,411    0.50         5.73       53.78
    0.00        (0.67)      10.25    8.95      101,025    0.50         6.16       95.33
    0.00        (0.27)      10.04    7.72+      31,027    0.51+        6.80+      12.57

--------
+ Annualized.

                                                  January 14, 1997 Prospectus 11

  Selected data for a share outstanding throughout each period:

                   NET ASSET              NET REALIZED  TOTAL INCOME DIVIDENDS  DIVIDENDS IN  DISTRIBUTIONS DISTRIBUTIONS
  YEAR OR            VALUE      NET      AND UNREALIZED (LOSS) FROM   FROM NET  EXCESS OF NET   FROM NET    IN EXCESS OF
   PERIOD          BEGINNING INVESTMENT  GAIN (LOSS) ON  INVESTMENT  INVESTMENT  INVESTMENT     REALIZED    NET REALIZED
   ENDED           OF PERIOD   INCOME     INVESTMENTS    OPERATIONS    INCOME      INCOME     CAPITAL GAINS CAPITAL GAINS
-------------------------------------------------------------------------------------------------------------------------
HIGH YIELD FUND
 Institutional Class
        9/30/96*    $10.94     $0.46         $ 0.19        $ 0.65     $ (0.48)     $ 0.00        $ 0.00        $ 0.00
        3/31/96      10.42      1.04           0.54          1.58       (1.01)       0.00         (0.05)         0.00
        3/31/95      10.52      0.99          (0.12)         0.87       (0.93)      (0.02)         0.00         (0.02)
        3/31/94      10.41      0.90           0.18          1.08       (0.90)       0.00         (0.07)         0.00
        3/31/93(h)   10.00      0.24           0.41          0.65       (0.24)       0.00          0.00          0.00
 Administrative Class
        9/30/96*     10.94      0.45           0.19          0.64       (0.47)       0.00          0.00          0.00
        3/31/96      10.41      1.02(+)        0.54(+)       1.56       (0.98)       0.00         (0.05)         0.00
        3/31/95(i)   10.14      0.23           0.25          0.48       (0.21)       0.00          0.00          0.00
TOTAL RETURN FUND
 Institutional Class
        9/30/96*    $10.29     $0.34         $ 0.00        $ 0.34     $ (0.32)     $(0.02)       $ 0.00        $ 0.00
        3/31/96      10.02      0.81           0.29          1.10       (0.61)      (0.10)        (0.12)         0.00
        3/31/95      10.25      0.64          (0.24)         0.40       (0.56)      (0.05)         0.00          0.00
        3/31/94      10.91      0.68          (0.16)         0.52       (0.71)      (0.15)        (0.30)        (0.02)
        3/31/93      10.46      0.76           0.76          1.52       (0.76)       0.00         (0.31)         0.00
        3/31/92      10.15      0.86           0.60          1.46       (0.86)       0.00         (0.29)         0.00
        3/31/91       9.77      0.90           0.39          1.29       (0.90)       0.00         (0.01)         0.00
        3/31/90       9.62      0.87           0.21          1.08       (0.87)       0.00         (0.06)         0.00
        3/31/89      10.04      0.90          (0.23)         0.67       (0.91)       0.00         (0.18)         0.00
        3/31/88(e)   10.00      0.67           0.04          0.71       (0.67)       0.00          0.00          0.00
 Administrative Class
        9/30/96*     10.29      0.33           0.00          0.33       (0.31)      (0.02)         0.00          0.00
        3/31/96      10.01      0.80           0.29          1.09       (0.60)      (0.09)        (0.12)         0.00
        3/31/95(j)   10.00      0.31           0.06          0.37       (0.32)      (0.03)         0.00          0.00
TOTAL RETURN FUND II
 Institutional Class
        9/30/96*    $ 9.89     $0.31         $(0.04)       $ 0.27     $ (0.30)     $(0.01)       $ 0.00        $ 0.00
11/1/95-3/31/96      10.21      0.25          (0.17)         0.08       (0.26)       0.00         (0.09)        (0.05)
       10/31/95       9.39      0.69           0.76          1.45       (0.62)       0.00         (0.01)         0.00
       10/31/94      10.38      0.51          (0.88)        (0.37)      (0.51)       0.00         (0.05)         0.00
       10/31/93       9.99      0.61           0.74          1.35       (0.61)       0.00         (0.35)         0.00
       10/31/92(k)   10.00      0.49           0.23          0.72       (0.49)       0.00         (0.24)         0.00
 Administrative Class
        9/30/96*      9.89      0.30          (0.04)         0.26       (0.30)       0.00          0.00          0.00
        3/31/96      10.22      0.24          (0.17)         0.07       (0.26)       0.00         (0.09)        (0.05)
       10/31/95(l)    9.34      0.56           0.88          1.44       (0.55)       0.00         (0.01)         0.00
TOTAL RETURN FUND III
 Institutional Class
        9/30/96*    $ 9.13     $0.29         $ 0.03        $ 0.32     $ (0.26)     $(0.02)       $ 0.00        $ 0.00
        3/31/96       8.99      0.72           0.17          0.89       (0.54)      (0.09)        (0.12)         0.00
        3/31/95       9.18      0.59          (0.16)         0.43       (0.52)      (0.02)         0.00          0.00
        3/31/94       9.81      0.59          (0.03)         0.56       (0.66)      (0.12)        (0.20)        (0.21)
        3/31/93      10.31      0.64           0.75          1.39       (0.64)       0.00         (1.25)         0.00
        3/31/92(m)   10.00      0.63           0.58          1.21       (0.63)       0.00         (0.27)         0.00
LONG-TERM U.S. GOV'T FUND
 Institutional Class
        9/30/96*    $ 9.96     $0.38         $(0.23)       $ 0.15     $ (0.35)     $ 0.00        $ 0.00        $ 0.00
        3/31/96       9.85      0.83           0.66          1.49       (0.68)      (0.04)        (0.50)        (0.16)
        3/31/95       9.96      0.60          (0.09)         0.51       (0.60)      (0.02)         0.00          0.00
        3/31/94      11.36      0.62          (0.06)         0.56       (1.05)      (0.04)        (0.70)        (0.17)
        3/31/93      10.82      0.70           1.66          2.36       (0.70)       0.00         (1.12)         0.00
        3/31/92(n)   10.00      0.64           0.85          1.49       (0.64)       0.00         (0.03)         0.00
FOREIGN BOND FUND
 Institutional Class
        9/30/96*    $10.50     $0.26         $ 0.84        $ 1.10     $ (0.22)     $ 0.00        $ 0.00        $ 0.00
        3/31/96       9.38      0.96           1.03          1.99       (0.34)      (0.25)        (0.25)        (0.03)
        3/31/95      10.18      0.38          (0.57)        (0.19)       0.00        0.00          0.00          0.00
        3/31/94      10.34      0.55           0.27          0.82       (0.55)       0.00         (0.06)        (0.37)
        3/31/93(o)   10.00      0.16           0.34          0.50       (0.16)       0.00          0.00          0.00

--------

(h) From commencement of operations, December 16, 1992.

                                      (m) From commencement of operations, May
                                          1, 1991.

(i) From commencement of operations, January 16, 1995.

                                      (n) From commencement of operations,
                                          July 1, 1991.

(j) From commencement of operations, September 7, 1994.
(k) From commencement of operations, December 30, 1991.

                                      (o) From commencement of operations,
                                          December 3, 1992. Formerly the PIMCO
                                          Foreign Fund.

(l) From commencement of operations, November 30, 1994.


+ Per share amounts based on average number of shares outstanding during the period.

12 PIMCO Funds: Pacific Investment Management Series

  Selected data for a share outstanding throughout each period:

                          NET ASSET         NET ASSETS   RATIO OF     RATIO OF NET
TAX BASIS                   VALUE               END     EXPENSES TO    INVESTMENT     PORTFOLIO
  RETURN        TOTAL        END    TOTAL    OF PERIOD    AVERAGE   INCOME TO AVERAGE TURNOVER
OF CAPITAL  DISTRIBUTIONS OF PERIOD RETURN    (000'S)   NET ASSETS     NET ASSETS       RATE
-----------------------------------------------------------------------------------------------
  $ 0.00       $(0.48)     $11.11    6.17%  $   754,183    0.50%+          9.00%+        28.20%
    0.00        (1.06)      10.94   15.70       536,983    0.47            9.28          65.79
    0.00        (0.97)      10.42    8.81       336,310    0.48            9.37          77.60
    0.00        (0.97)      10.52   10.65       219,976    0.50            8.40         112.40
    0.00        (0.24)      10.41   24.43+       24,069    0.50+           8.24+         29.74
    0.00        (0.47)      11.11    6.04         3,038    0.75+           8.56+         28.20
    0.00        (1.03)      10.94   15.54         1,007    0.80            9.16          65.79
    0.00        (0.21)      10.41    4.66            41    0.73+          10.12+         77.60
  $ 0.00       $(0.34)     $10.29    3.41%  $11,373,400    0.43%+          6.72%+        89.71%
    0.00        (0.83)      10.29   11.14    10,247,605    0.42            6.85         221.13
   (0.02)       (0.63)      10.02    4.22     7,239,735    0.41            6.72          98.48
    0.00        (1.18)      10.25    4.55     5,008,160    0.41            6.27         176.74
    0.00        (1.07)      10.91   15.29     3,155,441    0.43            7.07          89.95
    0.00        (1.15)      10.46   14.90     1,813,935    0.46            8.18         110.46
    0.00        (0.91)      10.15   13.74       975,619    0.49            9.10          98.68
    0.00        (0.93)       9.77   11.36       659,663    0.60            8.60         109.90
    0.00        (1.09)       9.62    5.96       192,613    0.60            8.53         195.26
    0.00        (0.67)      10.04    8.31+       45,172    0.60+           7.66+         75.34
    0.00        (0.33)      10.29    3.28       135,539    0.68+           6.64+         89.71
    0.00        (0.81)      10.29   10.99       104,618    0.68            6.64         221.13
   (0.01)       (0.36)      10.01    3.76         9,037    0.66+           6.54+         98.48
  $ 0.00       $(0.31)     $ 9.85    2.86%  $   442,834    0.50%+          6.43%+       151.18%
    0.00        (0.40)       9.89     .78       455,583    0.51+           6.36+         73.18
    0.00        (0.63)      10.21   15.96       442,091    0.50            6.47          41.05
   (0.06)       (0.62)       9.39   (3.58)      357,900    0.50            5.22          99.46
    0.00        (0.96)      10.38   13.79       371,260    0.50            5.38          49.71
    0.00        (0.73)       9.99    7.52       287,113    0.50+           5.83+        133.61
    0.00        (0.30)       9.85    2.73         4,465    0.75+           6.15+        151.18
    0.00        (0.40)       9.89    0.57         3,320    0.76+           6.06+         73.18
    0.00        (0.56)      10.22   15.92         3,163    0.76+           6.22+         40.91
  $ 0.00       $(0.28)     $ 9.17    3.63%  $   158,505    0.50%+          6.28%+        74.95%
    0.00        (0.75)       9.13   10.06       142,223    0.50            6.82         176.97
   (0.08)       (0.62)       8.99    4.92        99,497    0.50            6.95         145.98
    0.00        (1.19)       9.18    5.64        97,522    0.50            6.00          95.21
    0.00        (1.89)       9.81   14.47        65,349    0.51            6.06         161.38
    0.00        (0.90)      10.31   13.61+       47,908    0.60+           6.75+        521.14
  $ 0.00       $(0.35)     $ 9.76    1.61%  $    21,860    0.50%+          7.43%+       152.18%
    0.00        (1.38)       9.96   14.83        32,511    0.56            6.80         238.32
    0.00        (0.62)       9.85    5.50        32,349    0.50            6.62          88.92
    0.00        (1.96)       9.96    4.13        25,978    0.50            5.37          97.67
    0.00        (1.82)      11.36   23.42        22,946    0.50            6.16         320.08
    0.00        (0.67)      10.82   20.57+       15,900    0.50+           7.91+        427.81
  $ 0.00       $(0.22)     $11.38   10.59%  $   214,911    0.48%+          4.00%+       518.75%
    0.00        (0.87)      10.50   21.80       258,493    0.52            5.83       1,233.71
   (0.61)       (0.61)       9.38   (1.85)      232,700    0.47            6.44         299.45
    0.00        (0.98)      10.18    7.79       498,521    0.54            5.12         260.34
    0.00        (0.16)      10.34   16.23+      178,895    0.65+           4.97+        122.55

--------

+ Annualized.

                                                  January 14, 1997 Prospectus 13

  Selected data for a share outstanding throughout each period:

             NET ASSET             NET REALIZED  TOTAL INCOME DIVIDENDS  DIVIDENDS IN  DISTRIBUTIONS DISTRIBUTIONS
  YEAR OR      VALUE      NET     AND UNREALIZED (LOSS) FROM   FROM NET  EXCESS OF NET   FROM NET    IN EXCESS OF
   PERIOD    BEGINNING INVESTMENT GAIN (LOSS) ON  INVESTMENT  INVESTMENT  INVESTMENT     REALIZED    NET REALIZED
   ENDED     OF PERIOD   INCOME    INVESTMENTS    OPERATIONS    INCOME      INCOME     CAPITAL GAINS CAPITAL GAINS
------------------------------------------------------------------------------------------------------------------
GLOBAL BOND FUND
 Institutional Class
9/30/96*      $10.05     $0.25        $ 0.43        $ 0.68      $(0.25)      $0.00         $0.00         $0.00
3/31/96         9.87      0.45          0.72          1.17       (0.61)       0.00         (0.21)        (0.17)
3/31/95         9.85      0.69         (0.14)         0.55       (0.29)      (0.24)         0.00          0.00
3/31/94(p)     10.00      0.16         (0.15)         0.01       (0.16)       0.00          0.00          0.00
 Administrative Class
9/30/96(q)*    10.28      0.08          0.20          0.28       (0.08)       0.00          0.00          0.00
INTERNATIONAL BOND FUND
 Institutional Class
9/30/96*      $ 8.04     $0.39        $ 0.37        $ 0.76      $(0.10)      $0.00         $0.00         $0.00
3/31/96         7.44      0.63          0.49          1.12       (0.39)      (0.13)         0.00          0.00
3/31/95         9.93      2.18         (2.41)        (0.23)      (2.26)       0.00          0.00          0.00
3/31/94        10.53      0.47          0.24          0.71       (0.96)       0.00         (0.35)         0.00
3/31/93        10.02      0.62          0.42          1.04       (0.48)       0.00         (0.05)         0.00
3/31/92         9.94      0.79          0.27          1.06       (0.78)       0.00         (0.20)++       0.00
3/31/91         9.78      0.79          0.30          1.09       (0.83)       0.00         (0.10)         0.00
3/31/90(r)     10.00      0.15         (0.27)        (0.12)      (0.10)       0.00          0.00          0.00
STOCKSPLUS FUND
 Institutional Class
9/30/96*      $11.16     $0.53        $ 0.33        $ 0.86      $(0.42)      $0.00         $0.00         $0.00
3/31/96        10.48      0.91          2.48          3.39       (1.05)       0.00         (1.62)        (0.04)
3/31/95         9.52      1.03          0.69          1.72       (0.76)       0.00          0.00          0.00
3/31/94(s)     10.00      0.34          0.10          0.44       (0.34)      (0.01)        (0.10)        (0.47)
STRATEGIC BALANCED FUND
 Institutional Class
9/30/96(t)*   $10.00     $0.20        $ 0.15        $ 0.35      $ 0.00       $0.00         $0.00         $0.00

--------

(p) From commencement of operations,      (s) From commencement of operations,
    November 23, 1993. Formerly the           May 14, 1993.
    PIMCO Global Fund.
(q) From commencement of operations,      (t) From commencement of operations,
    August 1, 1996. Formerly the              June 28, 1996.
    PIMCO Global Fund.
(r) From commencement of operations,      ++ Gain distribution includes $0.14
    December 13, 1989. Formerly the          per share characterized for tax
    PIMCO International Fund.                purposes as distributions from
                                             ordinary income.
                                          * Unaudited.

14 PIMCO Funds: Pacific Investment Management Series

  Selected data for a share outstanding throughout each period:

                          NET ASSET          NET ASSETS  RATIO OF     RATIO OF NET
TAX BASIS                   VALUE               END     EXPENSES TO    INVESTMENT     PORTFOLIO
  RETURN        TOTAL        END    TOTAL    OF PERIOD    AVERAGE   INCOME TO AVERAGE TURNOVER
OF CAPITAL  DISTRIBUTIONS OF PERIOD RETURN    (000'S)   NET ASSETS     NET ASSETS       RATE
-----------------------------------------------------------------------------------------------
  $0.00        $(0.25)     $10.48    6.91%   $ 160,821     0.55%+          4.99%+       453.28%
   0.00         (0.99)      10.05   12.04      133,833     0.58            5.88       1,082.91
   0.00         (0.53)       9.87   10.35       76,476     0.64            5.59         461.48
   0.00         (0.16)       9.85    0.08       40,485     0.50+           4.55+        132.41
   0.00         (0.08)      10.48    3.22           25     0.80+           1.02+        453.28
  $0.00        $(0.10)     $ 8.70   $9.51    $ 948,833     0.50%+          4.20%+       463.36
   0.00         (0.52)       8.04   15.08    2,271,940     0.50            6.09       1,046.00
   0.00         (2.26)       7.44   (1.27)      45,950     0.43            5.90         674.00
   0.00         (1.31)       9.93    6.54    2,296,978     0.43            5.51         370.00
   0.00         (0.53)      10.53   10.61    2,589,677     0.46            6.67         301.00
   0.00         (0.98)      10.02   10.97    1,314,661     0.51            8.24         201.00
   0.00         (0.93)       9.94   11.55      609,660     0.55            8.23         202.00
   0.00         (0.10)       9.78   (4.18)+    407,210     0.75+           7.94+         49.00
  $0.00        $(0.42)     $11.60    7.78%   $ 181,300     0.65%+          9.89%+        27.29%
   0.00         (2.71)      11.16   34.07      151,869     0.70           15.23         101.67
   0.00         (0.76)      10.48   18.64       46,498     0.50           11.89         176.98
   0.00         (0.92)       9.52    1.55       14,330     0.50+           4.00+         33.29
  $0.00        $ 0.00      $10.35    3.50%   $  10,378     0.64%+          7.73%+        36.75%

--------

+ Annualized.

                                                  January 14, 1997 Prospectus 15

                      INVESTMENT OBJECTIVES AND POLICIES

  The investment objective and general investment policies of each Fund are described below. There can be no assurance that the investment objective of any Fund will be achieved. Because the market value of each Fund's investments will change, the net asset value per share of each Fund (except the PIMCO Money Market Fund) also will vary. Specific portfolio securities eligible for purchase by the Funds, investment techniques that may be used by the Funds, and the risks associated with these securities and techniques are described more fully under "Characteristics and Risks of Securities and Investment Techniques" in this Prospectus and "Investment Objectives and Policies" in the Statement of Additional Information.

FIXED INCOME FUNDS

  Each of the Fixed Income Funds differs from the others primarily in the length of the Fund's duration or the proportion of its investments in certain types of fixed income securities. For a discussion of the concept of duration, see "Appendix A--Description of Duration."

  The investment objective of the PIMCO Money Market Fund and PIMCO Short-Term Fund is to seek to obtain maximum current income consistent with preservation of capital and daily liquidity. The PIMCO Money Market Fund also attempts to maintain a stable net asset value of $1.00 per share, although there can be no assurance that it will be successful in doing so. The investment objective of the PIMCO Real Return Bond Fund is to seek to realize maximum real return, consistent with the preservation of real capital and prudent investment management. For a discussion of "real return," see "Total Return and Real Return," below. The investment objective of the PIMCO Global Bond Fund II is to seek maximum total return, consistent with the preservation of capital. Each of the remaining Fixed Income Funds seeks to maximize total return, consistent with preservation of capital and prudent investment management.

  In selecting securities for each Fixed Income Fund, the Adviser utilizes economic forecasting, interest rate anticipation, credit and call risk analysis, foreign currency exchange rate forecasting, and other security selection techniques. The proportion of each Fund's assets committed to investment in securities with particular characteristics (such as maturity, type and coupon rate) will vary based on the Adviser's outlook for the U.S. and foreign economies, the financial markets, and other factors.

  Each of the Fixed Income Funds will invest at least 65% of its assets in the following types of securities, which, unless specifically provided otherwise in the descriptions of the Funds that follows, may be issued by domestic or foreign entities and denominated in U.S. dollars or foreign currencies: securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government securities"), corporate debt securities, including convertible securities and corporate commercial paper; mortgage-backed and other asset-backed securities; inflation-indexed bonds issued by both governments and corporations; structured notes and loan participations; bank certificates of deposit, fixed time deposits and bankers' acceptances; repurchase agreements and reverse repurchase agreements; obligations of foreign governments or their subdivisions, agencies and instrumentalities; and obligations of international agencies or supranational entities. Fixed income securities may have fixed, variable, or floating rates of interest, including rates of interest that vary inversely at a multiple of a designated or floating rate, or that vary according to changes in relative values of currencies. Each of the Fixed Income Funds may hold different percentages of its assets in these various types of securities, and each Fund, except the PIMCO Money Market Fund, may invest all of its assets in derivative instruments or in mortgage- or asset-backed securities.

16 PIMCO Funds: Pacific Investment Management Series

  The compositions of the Fixed Income Funds differ as follows:

  PIMCO MONEY MARKET FUND seeks maximum current income consistent with the preservation of capital and daily liquidity. It attempts to achieve this objective by investing at least 95% of its total assets, measured at the time of investment, in a diversified portfolio of the highest quality money market securities. The Fund may also invest up to 5% of its total assets, measured at the time of investment, in money market securities that are in the second-highest rating category for short-term obligations. The Fund's investments in securities will be limited to U.S. dollar-denominated securities that mature in 397 days or less from the date of purchase. The Fund may invest in the following: obligations of the U.S. Government (including its agencies and instrumentalities); short-term corporate debt securities of domestic and foreign corporations; obligations of domestic and foreign commercial banks, savings banks, and savings and loan associations; and commercial paper. The Fund may invest more than 25% of its total assets in securities or obligations issued by U.S. banks. The dollar-weighted average portfolio maturity of the Fund will not exceed 90 days.

  The PIMCO Money Market Fund may invest only in U.S. dollar-denominated money market instruments that present minimal credit risk and, with respect to at least 95% of its total assets, measured at the time of investment, that are of the highest quality. The Adviser will make a determination as to whether a security presents minimal credit risk under procedures adopted by the Board of Trustees. A money market instrument will be considered to be of the highest quality (1) if rated in the highest rating category (i) by any two nationally recognized statistical rating organizations ("NRSROs") (e.g., Aaa or Prime-1 by Moody's, AAA or A-1 by S&P, or, (ii) if rated by only one NRSRO, by that NRSRO, and whose acquisition is approved or ratified by the Board of Trustees;
(2) if unrated but issued by an issuer that has short-term debt obligations of comparable maturity, priority, and security, and that are rated in the highest rating category by (i) any two NRSROs or, (ii) if rated by only one NRSRO, by that NRSRO, and whose acquisition is approved or ratified by the Board of Trustees; or (3) an unrated security that is of comparable quality to a security rated in the highest rating category as determined by the Adviser and whose acquisition is approved or ratified by the Board of Trustees. With respect to no more than 5% of its total assets, measured at the time of investment, the Fund may also invest in money market instruments that are in the second-highest rating category for short-term debt obligations (e.g., rated Aa or Prime-2 by Moody's or AA or A-2 by S&P). A money market instrument will be considered to be in the second-highest rating category under the criteria described above with respect to instruments considered to be of the highest quality, as applied to instruments in the second-highest rating category. See "Appendix B--Description of Securities Ratings" for a description of Moody's and S&P's ratings applicable to fixed income securities.

  The PIMCO Money Market Fund may not invest more than 5% of its total assets, measured at the time of investment, in securities of any one issuer that are of the highest quality, except that (1) the Fund may invest more than 5% of its total assets in the securities of a single issuer if rated in the highest rating category for a period of up to three business days after purchase, provided that the Fund may not make more than one investment at a time in accordance with this exception, and (2) this limitation shall not apply to U.S. Government securities and repurchase agreements with respect thereto. The Fund may not invest more than the greater of 1% of its total assets or $1,000,000, measured at the time of investment, in securities of any one issuer that are in the second-highest rating category, except that this limitation shall not apply to U.S. Government securities. In the event that an instrument acquired by the Fund is downgraded or otherwise ceases to be of the quality that is required for securities purchased by the Fund, the Adviser, under procedures approved by the Board of Trustees (or the Board of Trustees itself if the Adviser becomes aware an unrated security is downgraded below high quality and the Adviser does not dispose of the security or such security does not mature within five business days) shall promptly reassess whether such security presents minimal credit risk and determine whether to retain the instrument.

                                                  January 14, 1997 Prospectus 17

  PIMCO SHORT-TERM FUND invests in a diversified portfolio of fixed income securities of varying maturities. The average portfolio duration of this Fund will normally not exceed one year. The Fund may invest up to 10% of its assets in fixed income securities that are rated below investment grade (rated below Baa by Moody's or BBB by S&P) but rated B or higher by Moody's or S&P (or, if unrated, determined by the Adviser to be of comparable quality). Securities rated below investment grade may be referred to colloquially as "junk bonds." For information on the risks associated with investments in securities rated below investment grade, see "Appendix B--Description of Securities Ratings." The Fund may invest up to 5% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers.

  PIMCO LOW DURATION FUND invests in a diversified portfolio of fixed income securities of varying maturities. The average portfolio duration of this Fund will normally vary within a one- to three-year time frame based on the Adviser's forecast for interest rates. The Fund may invest up to 10% of its assets in fixed income securities that are rated below investment grade but rated B or higher by Moody's or S&P (or, if unrated, determined by the Adviser to be of comparable quality). For information on the risks associated with investments in securities rated below investment grade, see "Appendix B-- Description of Securities Ratings." The Fund may invest up to 20% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The total rate of return for this Fund is expected to exhibit less volatility than that of the PIMCO Moderate Duration Fund or the PIMCO Total Return Fund because its duration will be shorter.

  PIMCO LOW DURATION FUND II has the same policies as the PIMCO Low Duration Fund, except that its investments in fixed income securities are limited to those of domestic (U.S.) issuers that are rated at least A by Moody's or S&P (or, if unrated, determined by the Adviser to be of comparable quality).

  PIMCO LOW DURATION FUND III has the same policies as the PIMCO Low Duration Fund, except that it limits its investments with respect to certain socially sensitive issues. As a matter of non-fundamental policy, the Fund will not invest in the securities of any issuer determined by the Adviser to be engaged principally in the provision of healthcare services, the manufacture of alcoholic beverages, tobacco products, pharmaceuticals or military equipment, or the operation of gambling casinos. The Fund will also avoid, to the extent possible on the basis of information available to the Adviser, the purchase of securities of issuers engaged in the production or trade of pornographic materials. An issuer will be deemed to be principally engaged in an activity if it derives more than 10% of its gross revenues from such activities.

  PIMCO MODERATE DURATION FUND invests in a diversified portfolio of fixed income securities of varying maturities. The average portfolio duration of this Fund will normally vary within a two- to five-year time frame based on the Adviser's forecast for interest rates. The Fund may invest up to 10% of its assets in fixed income securities that are rated below investment grade but rated B or higher by Moody's or S&P (or, if unrated, determined by the Adviser to be of comparable quality). For information on the risks associated with investments in securities rated below investment grade, see "Appendix B-- Description of Securities Ratings." The Fund may invest up to 20% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The total rate of return for this Fund is expected to exhibit less volatility than that of the PIMCO Total Return Fund because its duration will normally be shorter. However, the total rate of return for this Fund is expected to exhibit more volatility than that of the PIMCO Low Duration Fund because its duration will normally be longer.

  PIMCO HIGH YIELD FUND invests under normal circumstances at least 65% of its assets in a diversified portfolio of fixed income securities rated lower than Baa by Moody's or lower than BBB by S&P but rated at least B by Moody's or S&P (or, if unrated, determined by the Adviser to be of comparable quality). Such securities are colloquially referred to

18 PIMCO Funds: Pacific Investment Management Series as "junk bonds." The remainder of the Fund's assets may be invested in investment grade fixed income securities (i.e., securities rated at least Baa by Moody's or BBB by S&P, or, if unrated, deemed by the Adviser to be of comparable quality). The average portfolio duration of this Fund will normally vary within a two- to six-year time frame depending on the Adviser's view of the potential for total return offered by a particular duration strategy. The Fund may invest in securities of foreign issuers, but only those that are U.S. dollar-denominated. The Fund may also engage in hedging strategies involving equity options.

  Investments in high yield securities, while generally providing greater potential opportunity for capital appreciation and higher yields than investments in higher rated securities, also entail greater risk, including the possibility of default or bankruptcy of the issuer of such securities. Risk of default or bankruptcy may be greater in periods of economic uncertainty or recession, as the issuers of high yield securities may be less able to withstand general economic downturns. The Adviser seeks to reduce risk through diversification, credit analysis and attention to current developments and trends in both the economy and financial markets. The value of all fixed income securities, including those held by the Fund, can be expected to change inversely with interest rates. For a further discussion of the special risks of investing in lower rated securities, see "Characteristics and Risks of Securities and Investment Techniques--High Yield Securities."

  PIMCO TOTAL RETURN FUND invests under normal circumstances at least 65% of its assets in a diversified portfolio of fixed income securities of varying maturities. The average portfolio duration of this Fund will normally vary within a three- to six-year time frame based on the Adviser's forecast for interest rates. The Fund may invest up to 10% of its assets in fixed income securities that are rated below investment grade but rated B or higher by Moody's or S&P (or, if unrated, determined by the Adviser to be of comparable quality). For information on the risks associated with investments in securities rated below investment grade, see "Appendix B--Description of Securities Ratings." The Fund may also invest up to 20% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. Portfolio holdings will be concentrated in areas of the bond market (based on quality, sector, coupon or maturity) which the Adviser believes to be relatively undervalued. The total rate of return for this Fund is expected to exhibit less volatility than that of the PIMCO Long-Term U.S. Government Fund because its duration will normally be shorter.

  PIMCO TOTAL RETURN FUND II has the same policies as the PIMCO Total Return Fund, except that its investments in fixed income securities are limited to those of domestic (U.S.) issuers that are rated at least Baa by Moody's or BBB by S&P (or, if unrated, determined by the Adviser to be of comparable quality).

  PIMCO TOTAL RETURN FUND III has the same policies as the PIMCO Total Return Fund, except that it limits its investments with respect to certain socially sensitive issues in the same manner as the PIMCO Low Duration Fund III.

  PIMCO COMMERCIAL MORTGAGE SECURITIES FUND invests at least 65% of its assets in commercial mortgage-backed securities rated at least Baa by Moody's or BBB by S&P (or, if unrated, determined by the Adviser to be of comparable quality). The Fund also may invest up to 35% of its assets in lower-rated securities (but rated at least B, or, if unrated, determined by the Adviser to be of comparable quality) if such securities are considered by the Adviser to have attractive investment characteristics. For information on the risks associated with investments in securities rated below investment grade, see "Appendix B--Description of Securities Ratings." The average portfolio duration of this Fund will normally vary within a three- to eight-year time frame depending on the Adviser's view of the potential for total return offered by a particular duration strategy. The Fund may invest in securities of foreign issuers, but only those that are U.S. dollar-denominated.

  PIMCO LONG-TERM U.S. GOVERNMENT FUND invests in a diversified portfolio of primarily U.S. Government securities, which may be represented by futures contracts (including related options) with respect to such securities, and options on

                                                  January 14, 1997 Prospectus 19
such securities, when the Adviser deems it appropriate to do so. The Fund will have a minimum average portfolio duration of eight years. For point of reference, the dollar-weighted average portfolio maturity of the Fund is normally expected to be more than ten years. The total rate of return is expected to exhibit more volatility than that of the other Fixed Income Funds due to the greater investment risk normally associated with longer duration investments. The PIMCO Long-Term U.S. Government Fund's investments in fixed income securities are limited to those of U.S. dollar-denominated securities of domestic and foreign issuers that are rated at least A by Moody's or S&P
(or, if unrated, determined by the Adviser to be of comparable quality). In addition, the Fund will not acquire a security if, as a result, more than 10% of the Fund's total assets would be invested in securities rated below Aa by Moody's or below AA by S&P, or if more than 25% of the Fund's total assets would be invested in securities rated Aa by Moody's or AA by S&P.

  PIMCO REAL RETURN BOND FUND invests under normal circumstances at least 65% of its total assets, measured at the time of investment, in inflation-indexed bonds issued by U.S. and foreign governments, their agencies or instrumentalities. All securities purchased by the Fund must be rated at least A by Moody's or S&P (or, if unrated, determined by the Adviser to be of comparable quality), and the Fund will maintain a minimum average quality of Aa. The Fund may invest up to 35% of its assets in other types of fixed income instruments, including securities denominated in foreign currencies, (and the Fund may also invest beyond this limit in U.S. dollar-denominated securities of foreign issuers).

  Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Such bonds generally are issued at an interest rate lower than non-inflation related bonds, but are expected to retain their value against inflation over time. For a more complete discussion of inflation-indexed bonds, including the risks associated with investing in such securities, see "Characteristics and Risks of Securities and Investment Techniques--Inflation-Indexed Bonds." See "Dividends, Distributions and Taxes" for information about the possible tax consequences of investing in the Fund and in inflation-indexed bonds.

  In managing fixed income securities, one of the principal tools generally used by the Adviser is "duration," which is a measure of the expected life of a fixed income security on a present value basis, incorporating a bond's yield, coupon interest payments, final maturity and call features. See "Appendix A--Description of Duration." Because of the unique features of inflation-indexed bonds, the Adviser utilizes a modified form of duration for the PIMCO Real Return Bond Fund ("modified real duration") which measures price changes in such bonds as a result of changes in real, rather than nominal, interest rates. Although there is no limit on the modified real duration of the PIMCO Real Return Bond Fund, it is expected that the average modified real duration of the Fund will normally vary approximately with the range of the average modified real duration of all inflation-indexed bonds issued by the U.S. Treasury in the aggregate.

  PIMCO FOREIGN BOND FUND invests in a portfolio of fixed income securities primarily denominated in major foreign currencies and baskets of foreign currencies (such as the European Currency Unit, or "ECU"). The Adviser will invest the assets of the Fund in a number of international bond markets so that, under normal circumstances, the Fund will invest at least 85% of its assets in securities of issuers located outside the United States, representing at least three foreign countries, which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities, when the Adviser deems it appropriate to do so. The Fund may invest up to 10% of its assets in fixed income securities that are rated below investment grade but rated B or higher by Moody's or S&P (or, if unrated, determined by the Adviser to be of comparable quality). For information on the risks associated with investments in securities rated below investment grade, see "Appendix B--Description of Securities Ratings." The average portfolio duration of this Fund will normally vary within a three- to six-year time frame.

20 PIMCO Funds: Pacific Investment Management Series

  PIMCO GLOBAL BOND FUND invests in a portfolio of fixed income securities denominated in major foreign currencies, baskets of foreign currencies (such as the ECU), and the U.S. dollar. Under normal circumstances, at least 65% of its assets will be invested in fixed income securities of issuers located in at least three countries (one of which may be the United States), which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities, when the Adviser deems it appropriate to do so. Depending on the Adviser's current opinion as to the proper allocation of assets among domestic and foreign issuers, investments in the securities of issuers located outside the United States will normally vary between 25% and 75% of the Fund's assets. The Fund may invest up to 10% of its assets in fixed income securities that are rated below investment grade but rated B or higher by Moody's or S&P (or, if unrated, determined by the Adviser to be of comparable quality). For information on the risks associated with investments in securities rated below investment grade, see "Appendix B-- Description of Securities Ratings." The average portfolio duration of this Fund will normally vary within a three- to six-year time frame.

  PIMCO GLOBAL BOND FUND II has the same policies as the PIMCO Global Bond Fund, except as set forth below. The PIMCO Global Bond Fund II expects to hedge its foreign currency exposure so that generally no more than 25% of the Fund's total net assets will be invested in unhedged foreign currency-denominated securities. The PIMCO Global Bond Fund II may not borrow in excess of 10% of the value of its total assets and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage), or for extraordinary or emergency purposes. The PIMCO Global Bond Fund II may only engage in short sales that are "against the box," and may not loan its portfolio securities if their market value exceeds 25% of the total assets of the Fund. In addition, the PIMCO Global Bond Fund II is subject to different fundamental and non-fundamental investment restrictions than the PIMCO Global Bond Fund. See "Investment Restrictions" in this Prospectus and in the Statement of Additional Information.

  The PIMCO Foreign Bond Fund differs from the PIMCO Global Bond and Global Bond II Funds primarily in the extent to which assets are invested in the securities of issuers located outside the United States. The Adviser will select these Funds' foreign country and currency compositions based on an evaluation of relative interest rates, exchange rates, monetary and fiscal policies, trade and current account balances, and any other specific factors the Adviser believes to be relevant.

  PIMCO INTERNATIONAL BOND FUND invests in a portfolio of fixed income securities denominated in major foreign currencies, baskets of foreign currencies, and the U.S. dollar. The PIMCO International Bond Fund is available only to private account clients of PIMCO. The Adviser will invest the assets of the Fund in a number of international bond markets so that, under normal conditions, the Fund will invest at least 65% of its assets in fixed income securities of foreign issuers representing at least three foreign countries or currencies, which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities, when the Adviser deems it appropriate to do so. The PIMCO International Bond Fund will invest only in investment grade securities, i.e., in securities rated at least Baa by Moody's or BBB by S&P (or, if unrated, deemed by the Adviser to be of comparable quality). The average portfolio duration of this Fund will vary based on the strategy currently being used by the Adviser in managing the assets of the Fund within the overall PIMCO private account management program, but is normally not expected to exceed eight years. The Adviser will select the Fund's foreign country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, and any other specific factors the Adviser believes to be relevant.

  Each of the PIMCO Real Return Bond, Foreign Bond, Global Bond, Global Bond II and International Bond Funds will normally invest at least 65% of its total assets in "bonds." For this purpose, each of these Funds considers the various types of debt or fixed income securities in which it invests, as specifically described elsewhere in this Prospectus, to be

                                                  January 14, 1997 Prospectus 21

"bonds" as referenced in that Fund's name. The use of this name is not meant to restrict a Fund's investment to the narrow category of debt securities that are formally called "bonds."

  As a non-fundamental, operating policy, the Adviser intends to use foreign currency-related derivative instruments (currency futures and related options, currency options, forward contracts and swap agreements) in an effort to hedge foreign currency risk with respect to at least 75% of the assets of the Fixed Income Funds (other than the PIMCO Global Bond Fund) denominated in currencies other than the U.S. dollar. There can be no assurance that the Adviser will be successful in doing so. The active use of currency derivatives involves transaction costs which may adversely effect yield and return.

  The PIMCO Real Return Bond, Commercial Mortgage Securities, Foreign Bond, Global Bond, Global Bond II and International Bond Funds are "non-diversified" for purposes of the Investment Company Act of 1940 ("1940 Act"), meaning that they may invest a greater percentage of their assets in the securities of one issuer than the other Funds. As "non-diversified" portfolios, these Funds may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified portfolio might be.

EQUITY FUNDS

  The Equity Funds are the PIMCO StocksPLUS Fund and the PIMCO StocksPLUS Short Strategy Fund. The investment objective of PIMCO StocksPLUS Fund is to seek to achieve a total return which exceeds the total return performance of the S&P 500 Index. The investment objective of the PIMCO StocksPLUS Short Strategy Fund is to seek total return through the implementation of short investment positions on the S&P 500 Index.

  Each of the Equity Funds invests in common stocks, options, futures, options on futures and swaps consistent with its portfolio management strategy as set forth below. Assets not invested in equity securities may be invested in securities eligible for purchase by the Fixed Income Funds. Each of the Equity Funds may invest up to 10% of its assets in fixed income securities that are below "investment grade," i.e., rated below Baa by Moody's or BBB by S&P, but at least B (or, if unrated, determined by the Adviser to be of comparable quality). In addition, each of the Equity Funds may lend its portfolio securities to brokers, dealers and other financial institutions in order to earn income. Each of the Equity Funds may invest all of its assets in derivative instruments, as described below and under "Characteristics of Securities and Investment Techniques--Derivative Instruments." Each of the Equity Funds may invest up to 20% of its assets in securities of foreign issuers, may purchase and sell options and futures on foreign currencies, and may enter into forward currency contracts.

  The Equity Funds differ in composition or strategy as follows:

  PIMCO STOCKSPLUS FUND invests only in common stocks that are represented in the S&P 500 ("S&P 500 stocks"), stock index futures, options on stock indexes, and options on stock index futures that are based on the S&P 500 and swap agreements with respect to the S&P 500 ("S&P 500 derivatives"). StocksPLUS is the name of a proprietary portfolio management strategy which utilizes S&P 500 derivatives in addition to or in place of S&P 500 stocks to equal or exceed the performance of the S&P 500. The Fund will seek to remain invested in S&P 500 stocks and S&P 500 derivatives even when the S&P 500 is declining.

  The percentage of the PIMCO StocksPLUS Fund's assets invested directly in S&P 500 stocks will vary depending primarily on whether S&P 500 derivatives appear, in the Adviser's opinion, overvalued or undervalued with respect to the stocks underlying the S&P 500. The Adviser expects that under normal market conditions, the Fund will invest

22 PIMCO Funds: Pacific Investment Management Series

100% of its assets in S&P 500 derivatives, backed by a portfolio of fixed income securities. The Fund will maintain a segregated account consisting of assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, or otherwise maintain offsetting positions, to cover its open positions in S&P 500 derivatives. The Adviser will actively manage the fixed income assets serving as cover for derivatives, as well as any other fixed income assets held by the Fund, with a view toward enhancing the Fund's total return investment performance, subject to an overall portfolio duration which is normally not expected to exceed one year. See "Appendix A--Description of Duration."

  The S&P 500 is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange. Standard and Poor's ("S&P") chooses the stocks to be included in the S&P 500 solely on a statistical basis. The weightings of stocks in the index are based on each stock's relative total market value, that is, its market price per share times the number of shares outstanding. Stocks represented currently in the S&P 500 represent approximately two-thirds of the total market value of all U.S. common stocks. The Fund is neither sponsored by nor affiliated with S&P.

  When S&P 500 derivatives appear to be overvalued relative to the S&P 500, the Fund may invest up to 100% of its assets in a "basket" of S&P 500 stocks. The composition of this basket will be determined by standard statistical techniques that analyze the historical correlation between the return of every stock currently in the S&P 500 and the return on the S&P 500 itself. The Adviser may employ fundamental stock analysis only to choose among stocks that have already satisfied the statistical correlation tests. Stocks chosen for the Fund are not limited to those with any particular weighting in the S&P 500.

  Positions in S&P 500 futures and options on futures will be entered into only to the extent they constitute permissible positions for the Fund according to applicable rules of the Commodity Futures Trading Commission ("CFTC"). From time to time, the Adviser may be constrained in its ability to use S&P 500 derivatives either by requirements of the Internal Revenue Code or by an unanticipated inability to close out positions when it would be most advantageous to do so. A large number of investors use S&P 500 derivatives for both hedging and speculative purposes, and although generally this helps guarantee a liquid market in those instruments, at times liquidity may be limited. For more information about S&P 500 derivatives, see "Characteristics and Risks of Securities and Investment Techniques--Derivative Instruments."

  PIMCO STOCKSPLUS SHORT STRATEGY FUND invests primarily in S&P 500 short positions such that the Fund's net asset value is generally expected to vary inversely to the value of the S&P 500. The Fund is designed for investors seeking to take advantage of declines in the value of the S&P 500, or investors wishing to hedge existing long equity positions. The Fund will generally realize gains only when the price of the S&P 500 Index is declining. When the S&P 500 is rising, the Fund will generally incur a loss.

  The Fund will maintain short positions through the use of a combination of S&P 500 derivatives, including options, futures and swap agreements. All S&P 500 derivatives will be covered by the maintenance of a segregated account consisting of assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, or through the maintenance of offsetting positions. It is anticipated that the Fund will generally remain fully invested in S&P 500 short positions at all times, even during periods when the S&P 500 is rising. However, the Fund may purchase call options on S&P 500 futures contracts from time to time in an effort to limit the total potential decline in the Fund's net asset value. There can be no assurance that the use of such call options would be effective in limiting the potential decline in net asset value of the Fund.

                                                  January 14, 1997 Prospectus 23

  The Adviser will actively manage the fixed income portion of the Fund's investment portfolio that is used as coverage for S&P 500 derivatives in an attempt to provide incremental returns. Thus, there will not be a perfect inverse correlation between the performance of the S&P 500 and the performance of the Fund. A perfect inverse correlation would exist if the net asset value of the Fund, including the value of its dividend and capital gains distributions, increased in exact proportion to decreases in the S&P 500 (or decreased in exact proportion to increases in the S&P 500). Rather, because of the Adviser's management of the fixed income securities that are held by the Fund as cover for the Fund's short positions, it is expected that, if the value of the S&P 500 were to decrease by 10%, for example, the amount by which the Fund's net asset value would increase would be an amount slightly in excess of 10%. Conversely, an increase in the S&P 500 of 10% would result in a loss to the Fund of slightly less than this amount. There can be no assurance that the use of such active fixed income management techniques will produce the intended results.

BALANCED FUND

  PIMCO STRATEGIC BALANCED FUND has as its investment objective the maximization of total return, consistent with preservation of capital and prudent investment management. In seeking to achieve this objective, the Fund invests in the securities eligible for purchase by the PIMCO StocksPLUS Fund and the PIMCO Total Return Fund. The percentage of the Fund's assets allocated to equity or fixed income exposure will vary in accordance with an asset allocation methodology developed by the Adviser. The methodology builds upon the Adviser's long-standing process of economic forecasting of business cycle stages by applying to this process a disciplined asset allocation model which employs certain statistical variance techniques. Depending on the outcome of this asset allocation methodology, the Fund's equity exposure will vary between 45% and 75% of its total assets, and its fixed income exposure will vary between 25% and 55%. There can be no assurance that the Adviser's asset allocation methodology will be successful.

TOTAL RETURN AND REAL RETURN

  The "total return" sought by certain of the Funds will consist of interest and dividends from underlying securities, capital appreciation reflected in unrealized increases in value of portfolio securities (realized by the shareholder only upon selling shares), or realized from the purchase and sale of securities and use of futures and options, or gains from favorable changes in foreign currency exchange rates. Generally, over the long term, the total return obtained by a portfolio investing primarily in fixed income securities is not expected to be as great as that obtained by a portfolio that invests primarily in equity securities. At the same time, the market risk and price volatility of a fixed income portfolio is expected to be less than that of an equity portfolio, so that a fixed income portfolio is generally considered to be a more conservative investment. The change in market value of fixed income securities (and therefore their capital appreciation or depreciation) is largely a function of changes in the current level of interest rates. Generally, when interest rates are falling, a portfolio with a shorter duration will not generate as high a level of total return as a portfolio with a longer duration. Conversely, when interest rates are rising, a portfolio with a shorter duration will generally outperform longer duration portfolios. When interest rates are flat, shorter duration portfolios generally will not generate as high a level of total return as longer duration portfolios (assuming that long-term interest rates are higher than short-term rates, which is commonly the case). With respect to the composition of any fixed income portfolio, the longer the duration of the portfolio, the greater the anticipated potential for total return, with, however, greater attendant market risk and price volatility than for a portfolio with a shorter duration. The market value of fixed income securities denominated in currencies other than the U.S. dollar also may be affected by movements in foreign currency exchange rates.

  The change in market value of equity securities (and therefore their capital appreciation or depreciation) may depend upon a number of factors, including: conditions in the securities markets, the business success of the security's

24 PIMCO Funds: Pacific Investment Management Series issuer, changing interest rates, real or perceived economic and competitive industry conditions, and foreign currency exchange rates. Historically, the total return performance of equity-oriented portfolios has generally been greater over the long term than fixed income portfolios. However, the market risk and price volatility of an equity portfolio is generally greater than that of a fixed income portfolio, and is generally considered to be a more aggressive investment.

  "Real Return," or "Inflation Adjusted Return," as referenced in the name and investment objective of the PIMCO Real Return Bond Fund, is a measure of the change in purchasing power of money invested in a particular instrument after adjusting for inflation. An investment in a security generating a high nominal return (such as a typical U.S. Government Treasury bond) may not generate a high real return once inflation is considered. For example, an instrument generating a 9% nominal return at a time when inflation is 6% has a real return of approximately 3%; that is, the purchasing power of the money invested in that instrument would only increase by approximately 3%. On the other hand, an inflation-indexed instrument generating a 5% real return would generate a 5% increase in purchasing power regardless of the rate of inflation. As stated above, the investment objective of the Fund is to seek to achieve maximum real return. The total return (not adjusted for inflation) attained by this Fund may be less than the total return attained by other of the PIMCO Funds that do not invest primarily in inflation-indexed securities.

  In the case of inflation-indexed bonds, changes in market value are tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might increase, leading to a decrease in value of inflation-indexed bonds.

                            INVESTMENT RESTRICTIONS

  Each Fund's investment objective (except the PIMCO Global Fund II) as set forth under "Investment Objectives and Policies," and the investment restrictions set forth below are fundamental policies of the Fund and may not be changed with respect to a Fund without shareholder approval by vote of a majority of the outstanding shares of that Fund. Under these restrictions, a Fund may not:

    (1) (a) invest in a security if, as a result of such investment, more than 25% of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply (a) to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (or repurchase agreements with respect thereto) and
  (b) with respect to the Money Market Fund, to securities or obligations issued by U.S. banks;

        (b) for the Global Bond Fund II, concentrate more than 25% of the value of its total assets in any one industry (The SEC staff takes the position that investments in government securities of a single foreign country, including agencies and instrumentalities of such government, to the extent such obligations are backed by the assets and revenues of such government, represent investments in a separate industry for these purposes.);

    (2) with respect to 75% of its assets, invest in a security if, as a result of such investment, more than 5% of its total assets (taken at market value at the time of such investment) would be invested in the securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (This investment restriction is not applicable to the Commercial Mortgage Securities Fund, the Real Return Bond Fund, the Foreign Bond Fund, the Global Bond Fund, the Global Bond Fund II or the International Bond Fund.);

                                                  January 14, 1997 Prospectus 25

    (3) with respect to 75% of its assets, invest in a security if, as a result of such investment, it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any one issuer (This restriction is not applicable to the Commercial Mortgage Securities Fund, the Real Return Bond Fund, the Foreign Bond Fund, the Global Bond Fund, the Global Bond Fund II or the International Bond Fund.);

    (4)(a) purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein;

       (b) for the Global Bond Fund II, purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, including securities of real estate investment trusts, and may purchase securities which are secured by interests in real estate;

    (5) purchase or sell commodities or commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit a Fund, subject to restrictions described in this Prospectus and in the Statement of Additional Information, from purchasing, selling or entering into futures contracts, options on futures contracts, foreign currency forward contracts, foreign currency options, or any interest rate, securities-related or foreign currency-related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws (this restriction is not applicable to the Global Bond Fund II.);

    (6) for the High Yield, Total Return III, International Bond and StocksPLUS Funds: purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but it may make margin deposits in connection with transactions in options, futures, and options on futures;

    (7)(a) borrow money, issue senior securities, or pledge, mortgage or hypothecate its assets, except that a Fund may (i) borrow from banks or enter into reverse repurchase agreements, or employ similar investment techniques, and pledge its assets in connection therewith, but only if immediately after each borrowing there is asset coverage of 300% and (ii) enter into transactions in options, futures, options on futures, and other derivative instruments as described in this Prospectus and in the Statement of Additional Information (the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a when-issued or delayed delivery basis, collateral arrangements with respect to initial or variation margin deposits for futures contracts, and commitments entered into under swap agreements or other derivative instruments will not be deemed to be pledges of a Fund's assets);

       (b) for the Global Bond Fund II: (i) borrow money in excess of 10% of the value (taken at the lower of cost or current value) of the Fund's total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes (Such borrowings will be repaid before any additional investments are purchased.); or (ii) pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 10% of the Fund's total assets (taken at cost) and then only to secure borrowings permitted above; (The deposit of securities or cash or cash equivalents in escrow in connection with the writing of covered call or put options, respectively, is not deemed to be pledges or other encumbrances.) (For the purpose of this restriction, collateral arrangements with respect to the writing of options, futures contracts, options on futures contracts, and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures or related options are deemed to be the issuance of a senior security.)

    (8) lend any funds or other assets, except that a Fund may, consistent with its investment objective and policies: (a) invest in debt obligations, including bonds, debentures, or other debt securities, bankers' acceptances

26 PIMCO Funds: Pacific Investment Management Series and commercial paper, even though the purchase of such obligations may be deemed to be the making of loans, (b) enter into repurchase agreements, and
  (c) lend its portfolio securities in an amount not to exceed one-third of the value of its total assets, provided such loans are made in accordance with applicable guidelines established by the Securities and Exchange Commission and the Trustees of the Trust. (This restriction is not applicable to the Global Bond Fund II.)

    (9) (a) act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws; or

        (b) for the Global Bond Fund II, underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws; or

    (10)(a) for the High Yield, Total Return III, and StocksPLUS Funds: maintain a short position, or purchase, write or sell puts, calls, straddles, spreads or combinations thereof, except as set forth in this Prospectus and in the Statement of Additional Information for transactions in options, futures, options on futures, and transactions arising under swap agreements or other derivative instruments;

        (b) for the Money Market, Short-Term, Low Duration, Low Duration II, Low Duration III, Moderate Duration, Total Return, Total Return II, Commercial Mortgage Securities, Long-Term U.S. Government, Real Return Bond, Foreign Bond, Global Bond, International Bond, StocksPLUS Short Strategy, and Strategic Balanced Funds: maintain a short position, or purchase, write or sell puts, calls, straddles, spreads or combinations thereof, except on such conditions as may be set forth in this Prospectus and in the Statement of Additional Information.

  Each Fund is also subject to non-fundamental restrictions and policies (which may be changed without shareholder approval) relating to the investment of its assets and activities. As indicated above, certain fundamental investment restrictions do not apply to certain Funds. However, the Trust's non-fundamental restrictions, set forth in the Statement of Additional Information, may place comparable limitations on these Funds. See "Investment Restrictions" in the Statement of Additional Information.

  Unless otherwise indicated, all limitations applicable to Fund investments (as stated above and elsewhere in this Prospectus and in the Statement of Additional Information) apply only at the time a transaction is entered into. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed to be of comparable quality), or change in the percentage of Fund assets invested in certain securities or other instruments, or change in the average duration of a Fund's investment portfolio, resulting from market fluctuations or other changes in a Fund's total assets will not require a Fund to dispose of an investment until the Adviser determines that it is practicable to sell or close out the investment without undue market or tax consequences to the Fund. In the event that ratings services assign different ratings to the same security, the Adviser will determine which rating it believes best reflects the security's quality and risk at that time, which may be the higher of the several assigned ratings.

       CHARACTERISTICS AND RISKS OF SECURITIES AND INVESTMENT TECHNIQUES

  The following describes in greater detail different types of securities and investment techniques used by the individual Funds, and discusses certain concepts relevant to the investment policies of the Funds. Additional information about the Funds' investments and investment practices may be found in the Statement of Additional Information.

                                                  January 14, 1997 Prospectus 27

U.S. GOVERNMENT SECURITIES

  U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Funds' shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities include securities that have no coupons, or have been stripped of their unmatured interest coupons, individual interest coupons from such securities that trade separately, and evidences of receipt of such securities. Such securities may pay no cash income, and are purchased at a deep discount from their value at maturity. Because interest on zero coupon securities is not distributed on a current basis but is, in effect, compounded, zero coupon securities tend to be subject to greater market risk than interest-paying securities of similar maturities. Custodial receipts issued in connection with so-called trademark zero coupon securities, such as CATs and TIGRs, are not issued by the U.S. Treasury, and are therefore not U.S. Government securities, although the underlying bond represented by such receipt is a debt obligation of the U.S. Treasury. Other zero coupon Treasury securities (STRIPs and CUBEs) are direct obligations of the U.S. Government.

CORPORATE DEBT SECURITIES

  Corporate debt securities include corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities. Debt securities may be acquired with warrants attached. Corporate income-producing securities may also include forms of preferred or preference stock. The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate. See "Variable and Floating Rate Securities" below. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

  Investments in corporate debt securities that are rated below investment grade (rated below Baa (Moody's) or BBB (S&P)) are described as "speculative" both by Moody's and S&P. Such securities are sometimes referred to as "junk bonds," and may be subject to greater market fluctuations, less liquidity and greater risk of loss of income or principal, including a greater possibility of default or bankruptcy of the issuer of such securities, than are more highly rated debt securities. Moody's also describes securities rated Baa as having speculative characteristics. The Adviser seeks to minimize these risks through diversification, in-depth credit analysis and attention to current developments in interest rates and market conditions. See "Appendix B-- Description of Securities Ratings." Investments in high yield securities are discussed separately below under "High Yield Securities ("Junk Bonds")."

VARIABLE AND FLOATING RATE SECURITIES

  Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate. The PIMCO Money Market Fund may invest in a variable rate security having a stated maturity in excess of 397 calendar days if the interest rate will be adjusted, and the Fund may demand payment of principal from the issuer, within that period.

  Each of the Fixed Income Funds may invest in floating rate debt instruments ("floaters"). The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The

28 PIMCO Funds: Pacific Investment Management Series interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide a Fund with a certain degree of protection against rises in interest rates, a Fund will participate in any declines in interest rates as well.

  Each of the Fixed Income Funds (except the PIMCO Money Market Fund) may also invest in inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality. The Funds have adopted a policy under which no Fund will invest more than 5% of its net assets in any combination of inverse floater, interest only ("IO"), or principal only ("PO") securities. See "Mortgage-Related and Other Asset-Backed Securities" for a discussion of IOs and POs.

INFLATION-INDEXED BONDS

  Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Such bonds generally are issued at an interest rate lower than typical bonds, but are expected to retain their principal value over time. The interest rate on these bonds is fixed at issuance, but over the life of the bond this interest may be paid on an increasing principal value, which has been adjusted for inflation.

  Inflation-indexed securities issued by the U.S. Treasury will initially have maturities of ten years, although it is anticipated that securities with other maturities will be issued in the future. The securities will pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months were 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year reached 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

  If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Funds may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

  The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

  While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

  The U.S. Treasury has only recently begun issuing inflation-indexed bonds. As such, there is no trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop, although one is

                                                  January 14, 1997 Prospectus 29
expected. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Fund may be forced to liquidate positions when it would not be advantageous to do so. There also can be no assurance that the U.S. Treasury will issue any particular amount of inflation-indexed bonds. Certain foreign governments, such as the United Kingdom, Canada and Australia, have a longer history of issuing inflation-indexed bonds, and there may be a more liquid market in certain of these countries for these securities.

  The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

  Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity. See "Dividends, Distributions and Taxes" for information about the possible tax consequences of investing in the PIMCO Real Return Bond Fund and in inflation-indexed bonds.

MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES

  Each of the Funds (except the PIMCO Money Market Fund) may invest all of its assets in mortgage- or other asset-backed securities. The value of some mortgage- or asset-backed securities in which the Funds invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Funds, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Adviser to forecast interest rates and other economic factors correctly.

  Mortgage Pass-Through Securities are securities representing interests in "pools" of mortgage loans secured by residential or commercial real property in which payments of both interest and principal on the securities are generally made monthly, in effect "passing through" monthly payments made by the individual borrowers on the mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on some mortgage-related securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Like other fixed income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of purchase. To the extent that unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of such security can be expected to increase.

  Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by GNMA); or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities

30 PIMCO Funds: Pacific Investment Management Series guaranteed by FNMA or the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage-related securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

  Collateralized Mortgage Obligations ("CMOs") are hybrid mortgage-related instruments. Similar to a bond, interest and pre-paid principal on a CMO are paid, in most cases, semi-annually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA. CMOs are structured into multiple classes, with each class bearing a different stated maturity. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired. CMOs that are issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities will be considered U.S. Government securities by the Funds, while other CMOs, even if collateralized by U.S. Government securities, will have the same status as other privately issued securities for purposes of applying a Fund's diversification tests.

  Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

  Mortgage-Related Securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, such as CMO residuals or stripped mortgage-backed securities ("SMBS"), and may be structured in classes with rights to receive varying proportions of principal and interest.

  A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only, or "IO" class), while the other class will receive all of the principal (the principal-only, or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. The Funds have adopted a policy under which no Fund will invest more than 5% of its net assets in any combination of IO, PO, or inverse floater securities. The Funds may invest in other asset-backed securities that have been offered to investors. For a discussion of the characteristics of some of these instruments, see the Statement of Additional Information.

REPURCHASE AGREEMENTS

  For the purpose of achieving income, each of the Funds may enter into repurchase agreements, which entail the purchase of a portfolio-eligible security from a bank or broker-dealer that agrees to repurchase the security at the Fund's

                                                  January 14, 1997 Prospectus 31
cost plus interest within a specified time (normally one day). If the party agreeing to repurchase should default, as a result of bankruptcy or otherwise, the Fund will seek to sell the securities which it holds, which action could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. No Fund will invest more than 15% of its net assets (10% in the case of the PIMCO Money Market Fund) (taken at current market value) in repurchase agreements maturing in more than seven days.

REVERSE REPURCHASE AGREEMENTS, DOLLAR ROLLS, AND OTHER BORROWINGS

  A reverse repurchase agreement may for some purposes be considered borrowing that involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price. The Fund will maintain a segregated account consisting of assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, maturing not later than the expiration of the reverse repurchase agreement, to cover its obligations under reverse repurchase agreements.

  A Fund may enter into dollar rolls, in which the Fund sells mortgage-backed or other securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. In the case of dollar rolls involving mortgage-backed securities, the mortgage-backed securities that are purchased will be of the same type and will have the same interest rate as those sold, but will be supported by different pools of mortgages. The Fund forgoes principal and interest paid during the roll period on the securities sold in a dollar roll, but the Fund is compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the securities sold. The Fund also could be compensated through the receipt of fee income equivalent to a lower forward price. The Fund will maintain a segregated account consisting of assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, to cover its obligations under dollar rolls.

  Dollar rolls and reverse repurchase agreements will be subject to the Funds' limitations on borrowings, which will restrict the aggregate of such transactions (plus any other borrowings) to 33 1/3% (for each Fund except the PIMCO Global Bond Fund II ) of a Fund's total assets. Apart from transactions involving reverse repurchase agreements and dollar rolls, a Fund will not borrow money, except for temporary administrative purposes. The PIMCO Global Bond Fund II may not borrow in excess of 10% of the value of its total assets and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) or for extraordinary or emergency purposes.

LOANS OF PORTFOLIO SECURITIES

  For the purpose of achieving income, the Funds may lend their portfolio securities to brokers, dealers, and other financial institutions, provided:
(i) the loan is secured continuously by collateral consisting of U.S. Government securities, cash or cash equivalents (negotiable certificates of deposit, bankers' acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned; (ii) the Fund may at any time call the loan and obtain the return of the securities loaned; (iii) the Fund will receive any interest or dividends paid on the loaned securities; and (iv) the aggregate market value of securities loaned will not at any time exceed 33 1/3% (25% in the case of the PIMCO Global Bond Fund II) of the total assets of the Fund. Each Fund's performance will continue to reflect changes in the value of the securities loaned and will also reflect the receipt of either interest through investment of cash collateral by the Fund in permissible investments, or a fee, if the collateral is U.S. Government securities. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral should the borrower fail to return the securities loaned or become insolvent. The Funds may pay lending fees to the party arranging the loan.

32
 PIMCO Funds: Pacific Investment Management Series

DELAYED DELIVERY, WHEN-ISSUED, AND FORWARD COMMITMENT TRANSACTIONS

  Each of the Funds may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security. When such purchases are outstanding, the Fund will set aside and maintain until the settlement date in a segregated account assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, in an amount sufficient to meet the purchase price. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made, although a Fund may earn income on securities it has deposited in a segregated account. When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund's other investments. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage. When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. A Fund may dispose of or renegotiate a transaction after it is entered into, and may sell when-issued or forward commitment securities before they are delivered, which may result in a capital gain or loss. There is no percentage limitation on the extent to which the Funds may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis.

SHORT SALES

  Each of the Funds (except the PIMCO High Yield, Total Return III and StocksPLUS Funds), and particularly the PIMCO StocksPLUS Short Strategy Fund, may from time to time effect short sales as part of their overall portfolio management strategies, including the use of derivative instruments, or to offset potential declines in value of long positions in similar securities as those sold short. A short sale (other than a short sale against the box) is a transaction in which a Fund sells a security it does not own at the time of the sale in anticipation that the market price of that security will decline. To the extent that a Fund engages in short sales, it must (except in the case of short sales "against the box") maintain asset coverage in the form of assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, in a segregated account, or otherwise cover its position in a permissible manner. A short sale is "against the box" to the extent that the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. The PIMCO Global Bond Fund II may only engage in short sales that are "against the box."

FOREIGN SECURITIES

  Each of the Funds (except the PIMCO Low Duration II and Total Return II Funds) may invest directly in fixed income securities of non-U.S. issuers. The PIMCO Money Market, High Yield, Commercial Mortgage Securities and Long-Term U.S. Government Funds may only invest in U.S. dollar-denominated fixed income securities of non-U.S. issuers. Each of the Equity Funds may invest directly in foreign equity securities.

  Each of the Funds will limit its foreign investments to securities of issuers based in developed countries (including Newly Industrialized Countries ("NICs"), such as Taiwan, South Korea and Mexico). The PIMCO Short-Term, Low Duration and Low Duration III Funds limit their investments in securities of issuers based in NICs to 5% of their assets,

                                                  January 14, 1997 Prospectus 33
and the remaining Fixed Income Funds (except the PIMCO Foreign Bond, Global Bond, Global Bond II and International Bond Funds), and limit their investments in securities of issuers based in NICs to 10% of their assets. For the purposes of this restriction, the term "NIC" is not meant to include a defined set of countries selected according to specific criteria, but rather is a broadly defined term which includes countries which are considered by the Adviser to have sound economies and the potential for positive growth. In determining which countries will be considered NICs, the Adviser will not be limited by any determination made by any other investment adviser, institution, government or supranational agency regarding which countries are considered to be developing or emerging markets by such entities. As such, the Funds may invest in securities issued in countries which may be considered by other advisers or analysts to be developing or emerging markets.

  Investing in the securities of issuers in any foreign country involves special risks and considerations not typically associated with investing in U.S. companies. Shareholders should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); and political instability which could affect U.S. investments in foreign countries. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custodial arrangements and transaction costs of foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in currencies other than the U.S. dollar.


  Each of the Fixed Income Funds (except the PIMCO Low Duration II and Total Return II Funds) may invest in Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady. Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar), and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. Government securities. In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities in countries issuing Brady Bonds, investments in Brady Bonds may be viewed as speculative. There can be no assurance that Brady Bonds acquired by a Fund will not be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings. For further information, see the Statement of Additional Information.

FOREIGN CURRENCY TRANSACTIONS

  Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, by currency controls or political developments in the U.S. or abroad. Currencies in which the Funds' assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Funds.

34 PIMCO Funds: Pacific Investment Management Series

  All Funds that may invest in securities denominated in foreign currencies may buy and sell foreign currencies on a spot and forward basis to reduce the risks of adverse changes in foreign exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a forward foreign currency exchange contract, the Fund "locks in" the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, a Fund reduces its exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. The effect on the value of a Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another. Contracts to sell foreign currency would limit any potential gain which might be realized by a Fund if the value of the hedged currency increases. A Fund may enter into these contracts for the purpose of hedging against foreign exchange risk arising from the Fund's investment or anticipated investment in securities denominated in foreign currencies. A Fund also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. A Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. Each Fund will segregate assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, in a segregated account to cover its obligations under forward foreign currency exchange contracts entered into for non-hedging purposes.

  All Funds that may invest in securities denominated in foreign currencies may invest in options on foreign currencies and foreign currency futures and options thereon. The Funds also may invest in foreign currency exchange-related securities, such as foreign currency warrants and other instruments whose return is linked to foreign currency exchange rates. Each Fund that may invest in securities denominated in foreign currencies, except the PIMCO Global Bond Fund, will use these techniques to hedge at least 75% of its exposure to foreign currency. For a description of these instruments, see "Derivative Instruments" below and the Statement of Additional Information.

HIGH YIELD SECURITIES ("JUNK BONDS")

  The PIMCO High Yield Fund invests at least 65% of its assets, and the PIMCO Commercial Mortgage Securities Fund may invest up to 35% of its assets, in fixed income securities rated lower than Baa by Moody's or lower than BBB by S&P but rated at least B by Moody's or S&P (or, if not rated, of comparable quality). In addition, each of the PIMCO Short-Term, Low Duration, Low Duration III, Moderate Duration, Total Return, Total Return III, Foreign Bond, Global Bond, Global Bond II, StocksPLUS, StocksPLUS Short Strategy and Strategic Balanced Funds may invest up to 10% of its assets in such securities. Securities rated lower than Baa by Moody's or lower than BBB by S&P are sometimes referred to as "high yield" or "junk" bonds. Securities rated Baa are considered by Moody's to have some speculative characteristics. Investors should consider the following risks associated with high yield securities before investing in these Funds.

  Investing in high yield securities involves special risks in addition to the risks associated with investments in higher rated fixed income securities. High yield securities may be regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities, and the ability of a Fund to achieve its investment objective may, to the extent of its investments in high yield securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher quality securities.

  High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. The prices of high yield securities have been found to be less sensitive to interest

                                                  January 14, 1997 Prospectus 35
rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of high yield securities defaults, a Fund may incur additional expenses to seek recovery. In the case of high yield securities structured as zero coupon or payment-in-kind securities, the market prices of such securities are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash.

  The secondary markets on which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading markets could adversely affect and cause large fluctuations in the daily net asset value of a Fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly traded market.

  The use of credit ratings as the sole method of evaluating high yield securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. The Adviser does not rely solely on credit ratings when selecting securities for the Funds, and develops its own independent analysis of issuer credit quality. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the portfolio security if the Adviser deems it in the best interest of shareholders.

  During the year ended March 31, 1996 (September 30, 1996 for the PIMCO Global Bond Fund II), based upon the dollar-weighted average ratings of the Funds' portfolio holdings at the end of each month in the Funds' fiscal year, each operational Fund that may invest greater than 5% of its assets in securities rated below investment grade had the following percentages of its net assets invested in securities rated in the categories indicated as rated by Moody's (or, if unrated, determined by the Adviser to be of comparable quality). See "Appendix B--Description of Securities Ratings," for further information.

                                           RATING
                  --------------------------------------------------------------
                                                BELOW
FUND              PRIME 1  AAA    AA      A    PRIME 1  BAA    BA      B    CAA
----              ------- -----  -----  -----  ------- -----  -----  -----  ----
Short-Term         12.89% 46.13%  2.85% 17.35%  0.00%  10.96%  6.63%  2.87% 0.31%
Low Duration        9.65  58.17   2.80  10.10   0.00    8.02  10.71   0.54  0.00
High Yield          2.66   1.20   0.00   0.90   0.00    4.17  41.24  49.84  0.00
Total Return        9.80  62.57   6.12   7.35   0.00    5.92   6.23   2.00  0.01
Total Return III   10.22  69.93   1.91   6.49   0.00    4.78   5.36   1.31  0.00
Foreign Bond        2.72  46.26  30.18   8.62   0.51    2.88   5.18   3.65  0.00
Global Bond        15.05  40.36  29.03   5.45   0.50    2.62   2.06   4.92  0.00
Global Bond II*     0.00  78.68  15.49   1.59   0.00    2.42   1.82   0.00  0.00
StocksPLUS         10.17  59.79   4.28   6.45   0.00   11.00   7.60   0.72  0.00

--------

* Reflects portfolio holdings of the PIMCO Advisors Global Income Fund for its fiscal year ended September 30, 1996. The Global Income Fund was reorganized as the Trust's Global Bond Fund II on January 17, 1996.

  These figures are intended solely to provide disclosure about each Fund's asset composition during its most recent fiscal year. The asset composition after this time may or may not be approximately the same as represented by such figures. In addition, the categories reflect ratings by Moody's, and ratings assigned by S&P may not be consistent with ratings assigned by Moody's or other credit ratings services, and the Adviser may not necessarily agree with a rating assigned by any credit rating agency.

36 PIMCO Funds: Pacific Investment Management Series

DERIVATIVE INSTRUMENTS

  To the extent permitted by the investment objectives and policies of the Funds, the Funds may (except the PIMCO Money Market Fund) purchase and write call and put options on securities, securities indexes and foreign currencies, and enter into futures contracts and use options on futures contracts as further described below. The Funds (except the PIMCO Money Market Fund) also may enter into swap agreements with respect to foreign currencies, interest rates, and securities indexes. The Funds may use these techniques to hedge against changes in interest rates, foreign currency exchange rates or securities prices or as part of their overall investment strategies. The Funds (except the PIMCO Money Market Fund) may also purchase and sell options relating to foreign currencies for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. Each Fund will maintain a segregated account consisting of assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under options, futures, and swaps to avoid leveraging of the Fund.

  The Funds consider derivative instruments to consist of securities or other instruments whose value is derived from or related to the value of some other instrument or asset, and not to include those securities whose payment of principal and/or interest depend upon cash flows from underlying assets, such as mortgage-related or asset-backed securities. Each Fund (except the PIMCO Money Market Fund) may invest all of its assets in derivative instruments, subject only to the Fund's investment objective and policies. The value of some derivative instruments in which the Funds invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Funds, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Adviser to forecast interest rates and other economic factors correctly. If the Adviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Funds could be exposed to the risk of loss.

  The Funds might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. If the Adviser incorrectly forecasts interest rates, market values or other economic factors in utilizing a derivatives strategy for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments, or due to the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for a Fund to sell a portfolio security at a disadvantageous time, because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of a Fund to close out or to liquidate its derivatives positions.

  Options on Securities, Securities Indexes, and Currencies A Fund may purchase put options on securities and indexes. One purpose of purchasing put options is to protect holdings in an underlying or related security against a substantial decline in market value. A Fund may also purchase call options on securities and indexes. One purpose of purchasing call options is to protect against substantial increases in prices of securities the Fund intends to purchase pending its ability to invest in such securities in an orderly manner. An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of

                                                  January 14, 1997 Prospectus 37
the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. An index is designed to reflect specified facets of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.

  A Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. A Fund may write a call or put option only if the option is "covered" by the Fund holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Fund's obligation as writer of the option. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series.

  The Funds may write covered straddles consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the Funds' immediate obligations. The Funds may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Funds will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

  The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position.

  Funds that invest in foreign currency-denominated securities may buy or sell put and call options on foreign currencies. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts, with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. The Funds may be required to treat as illiquid over-the-counter options purchased and securities being used to cover certain written over-the-counter options.

  Swap Agreements The Funds may enter into interest rate, index, equity and currency exchange rate swap agreements. These transactions would be entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments,

38 PIMCO Funds: Pacific Investment Management Series which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

  Most swap agreements entered into by the Funds calculate the obligations of the parties to the agreement on a "net basis." Consequently, a Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's current obligations under a swap agreement will be accrued daily (offset against amounts owed to the Fund), and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, to limit any potential leveraging of the Fund's portfolio. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the Funds' investment restriction concerning senior securities. A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's assets.

  Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend on the Adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid investments. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Funds will enter into swap agreements only with counterparties that meet certain standards for creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Funds' repurchase agreement guidelines). Certain restrictions imposed on the Funds by the Internal Revenue Code may limit the Funds' ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

  Futures Contracts and Options on Futures Contracts Each of the Fixed Income Funds (except the PIMCO Money Market Fund) may invest in interest rate futures contracts and options thereon ("futures options"), and to the extent it may invest in foreign currency-denominated securities, may also invest in foreign currency futures contracts and options thereon. Each of the Equity Funds and the PIMCO Strategic Balanced Fund may invest in interest rate, stock index and foreign currency futures contracts and options thereon.

  There are several risks associated with the use of futures and futures options for hedging purposes. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position.

                                                  January 14, 1997 Prospectus 39

Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position, and the Fund would remain obligated to meet margin requirements until the position is closed.

  The Funds may write covered straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the Funds' immediate obligations. A Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Funds will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

  The Funds will only enter into futures contracts or futures options which are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. Each Fund will use financial futures contracts and related options only for "bona fide hedging" purposes, as such term is defined in applicable regulations of the Commodity Futures Trading Commission ("CFTC"), or, with respect to positions in financial futures and related options that do not qualify as "bona fide hedging" positions, will enter such positions only to the extent that aggregate initial margin deposits plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money," would not exceed 5% of the Fund's net assets.

ILLIQUID SECURITIES

  Each of the Funds may invest up to 15% of its net assets in illiquid securities (10% in the case of the PIMCO Money Market Fund). Certain illiquid securities may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. The Adviser may be subject to significant delays in disposing of illiquid securities, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than transactions in liquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Illiquid securities are considered to include, among other things, written over-the-counter options, securities or other liquid assets being used as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), securities that are subject to legal or contractual restrictions on resale (such as privately placed debt securities) and other securities whose disposition is restricted under the federal securities laws (other than securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper that PIMCO has determined to be liquid under procedures approved by the Board of Trustees).

                            MANAGEMENT OF THE TRUST

  The business affairs of the Trust are managed under the direction of the Board of Trustees. The Trustees are Guilford C. Babcock, Thomas P. Kemp, Brent
R. Harris, Vern O. Curtis, and William J. Popejoy. Additional information about the Trustees and the Trust's executive officers may be found in the Statement of Additional Information under the heading "Management--Trustees and Officers."

INVESTMENT ADVISER

  Pacific Investment Management Company ("PIMCO") serves as investment adviser ("Adviser") to the Funds pursuant to an investment advisory contract. The Adviser is an investment counseling firm founded in 1971, and had

40 PIMCO Funds: Pacific Investment Management Series approximately $88.8 billion in assets under management as of November 30, 1996. PIMCO is a subsidiary partnership of PIMCO Advisors L.P. ("PIMCO Advisors"). A majority interest in PIMCO Advisors is held by PIMCO Partners, G.P., a general partnership between Pacific Investment Management Company, a California corporation and indirect wholly owned subsidiary of Pacific Mutual Life Insurance Company ("Pacific Mutual"), and PIMCO Partners, LLC, a limited liability company controlled by the PIMCO Managing Directors. PIMCO's address is 840 Newport Center Drive, Suite 360, Newport Beach, California 92660. PIMCO is registered as an investment adviser with the Securities and Exchange Commission ("SEC") and as a commodity trading advisor with the CFTC.

  The Adviser manages the investment and reinvestment of the assets of each Fund. The Adviser is responsible for placing orders for the purchase and sale of each Fund's investments directly with brokers or dealers selected by it in its discretion. See "Portfolio Transactions."

  Information about the individual portfolio managers responsible for management of the Trust's currently operational Funds, including their occupations for the past five years, is provided below.

                                PORTFOLIO MANAGER AND BUSINESS EXPERIENCE (PAST
 FUND                           FIVE YEARS)
 ----                           -----------------------------------------------
 Money Market Fund              Leslie Barbi, Vice President, PIMCO. A Fixed
                                Income Portfolio Manager, Ms. Barbi has managed
                                the PIMCO Money Market Fund since November 1,
                                1995. Prior to joining PIMCO in 1993, Ms. Barbi
                                was associated with Salomon Brothers as a
                                proprietary Portfolio Manager.
 Short-Term Fund                David H. Edington, Managing Director, PIMCO. A
 StocksPLUS Fund                Fixed Income Portfolio Manager, Mr. Edington
 Strategic Balanced Fund        joined PIMCO in 1987 and has managed the PIMCO
 Moderate Duration Fund         Short-Term, StocksPLUS, Strategic Balanced and
                                Moderate Duration Funds since their inception,
                                October 7, 1987, May 14, 1993, June 28, 1996,
                                and January 2, 1997, respectively.
 Low Duration Fund              William H. Gross, Managing Director, PIMCO. A
 Low Duration Fund II           Fixed Income Portfolio Manager, Mr. Gross is
 Low Duration Fund III          one of the founders of PIMCO and has managed
 Total Return Fund              the PIMCO Low Duration, Low Duration II, Low
 Total Return Fund II           Duration III, Total Return, Total Return II and
 Total Return Fund III          Total Return III Funds since their inception,
                                May 11, 1987, November 1, 1991, December 27,
                                1996, May 11, 1987, December 30, 1991, and May
                                1, 1991, respectively.
 High Yield Fund                Benjamin Trosky, Managing Director, PIMCO. A
                                Fixed Income Portfolio Manager, Mr. Trosky
                                joined PIMCO in 1990 and has managed the PIMCO
                                High Yield Fund since its inception, December
                                16, 1992.
 Long-Term U.S. Government Fund Frank B. Rabinovitch, Managing Director, PIMCO.
                                A Fixed Income Portfolio Manager, Mr.
                                Rabinovitch joined PIMCO in 1984 and has
                                managed the PIMCO Long-Term U.S. Government
                                Fund since its inception, July 1, 1991.
 Real Return Bond Fund          John Brynjolfsson, Vice President, PIMCO. A
                                Fixed Income Portfolio Manager, Mr.
                                Brynjolfsson joined PIMCO in 1989, and has
                                managed the PIMCO Real Return Bond Fund since
                                its inception, January 14, 1997.
 Foreign Bond Fund              Lee R. Thomas, III, Executive Vice President
 Global Bond Fund               and Senior International Portfolio Manager,
 Global Bond Fund II            PIMCO. A Fixed Income Portfolio Manager,
 International Bond Fund        Mr. Thomas has managed the PIMCO Foreign Bond,
                                Global Bond and International Bond Funds since
                                July 13, 1995, and the PIMCO Global Bond Fund
                                II since October 1, 1995. Prior to joining
                                PIMCO in 1995, Mr. Thomas was associated with
                                Investcorp as a member of the management
                                committee responsible for global securities and
                                foreign exchange trading. Prior to Investcorp,
                                he was associated with Goldman Sachs as an
                                Executive Director in foreign fixed income.

                                                  January 14, 1997 Prospectus 41

FUND ADMINISTRATOR

  PIMCO also serves as administrator to the Funds pursuant to an administration agreement with the Trust. PIMCO provides administrative services to the Funds, which include clerical help and accounting, bookkeeping, internal audit services, and certain other services required by the Funds, preparation of reports to the Funds' shareholders and regulatory filings. In addition, PIMCO, at its own expense, arranges for the provision of legal, audit, custody, transfer agency and other services for the Funds, and is responsible for the costs of registration of the Trust's shares and the printing of prospectuses and shareholder reports for current shareholders.

  The Funds (and not PIMCO) are responsible for the following expenses:
(i) salaries and other compensation of any of the Trust's executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees;
(iii) brokerage fees and commissions and other portfolio transaction expenses;
(iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not "interested persons" of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) expenses, such as organizational expenses, which are capitalized in accordance with generally accepted accounting principles; and
(viii) any expenses allocated or allocable to a specific class of shares, which include fees payable with respect to the Administrative Class shares, and may include certain other expenses as permitted by the Trust's Multi-Class Plan adopted pursuant to Rule 18f-3 under the 1940 Act and subject to review and approval by the Trustees.

ADVISORY AND ADMINISTRATIVE FEES

  The Funds feature fixed advisory and administrative fee rates. For providing investment advisory and administrative services to the Funds as described above, PIMCO receives monthly fees from each Fund at an annual rate based on the average daily net assets of the Fund as follows:

                                                                    ADVISORY
   FUND                                                             FEE RATE
   ----                                                             --------
   Money Market Fund............................................     0.15%
   Commercial Mortgage Securities, StocksPLUS, StocksPLUS Short
    Strategy, and Strategic Balanced Funds......................     0.40%
   All other Funds..............................................     0.25%
                                                                 ADMINISTRATIVE
   FUND                                                             FEE RATE
   ----                                                          --------------
   Money Market, Short-Term and Moderate Duration Funds.........     0.20%
   Low Duration Fund and Total Return Fund......................     0.18%
   Global Bond and Global Bond II Funds.........................     0.30%
   All other Funds..............................................     0.25%

  Both the investment advisory contract and administration agreement for the Funds may be terminated by the Trustees at any time on 60 days' written notice. The investment advisory contract may be terminated by PIMCO on 60 days' written notice. Following the expiration of the two-year period commencing with the effectiveness of the administration agreement, it may be terminated by PIMCO on 60 days' written notice. Following their initial two-year terms, the investment advisory contract and administration agreement will continue from year to year if approved by the Trustees.

SERVICE AND DISTRIBUTION FEES

  The Trust has adopted an Administrative Services Plan and a Distribution Plan (the "Plans") with respect to the Administrative Class shares of each Fund. Under the terms of each Plan, the Trust is permitted to reimburse, out of the

42
 PIMCO Funds: Pacific Investment Management Series

Administrative Class assets of each Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of that class, financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium, and to reimburse certain other distribution-related expenses. The same entity may not receive both distribution and administrative services fees with respect to the same assets but may with respect to separate assets receive fees under both a Distribution Plan and Administrative Services Plan. Fees paid pursuant to either type of Plan may be paid for shareholder service and the maintenance of accounts and therefore may constitute "service fees" for purposes of applicable rules of the National Association of Securities Dealers, Inc. Each Plan has been adopted in accordance with the requirements of Rule 12b-1 under the 1940 Act and will be administered in accordance with the provisions of that rule, except that shareholders will not have the voting rights set forth in Rule 12b-1 with respect to the Administrative Services Plan that they will have with respect to the Distribution Plan. For more complete disclosure regarding the Plans and their terms, see the Statement of Additional Information.

  Institutional Class shares of the Trust may also be offered through certain brokers and financial intermediaries ("service agents") that have established a shareholder servicing relationship with the Trust on behalf of their customers. The Trust pays no compensation to such entities. Service agents may impose additional or different conditions on the purchase or redemption of Fund shares by their customers and may charge their customers transaction or other account fees on the purchase and redemption of Fund shares. Each service agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Shareholders who are customers of service agents should consult their service agent for information regarding these fees and conditions.

DISTRIBUTOR

  Shares of the Trust are distributed through PIMCO Funds Distribution Company (the "Distributor"), a wholly owned subsidiary of PIMCO Advisors. The Distributor, which is located at 2187 Atlantic Street, Stamford, Connecticut 06902, is a broker-dealer registered with the SEC.

                              PURCHASE OF SHARES

  Each Fund offers its shares in up to five classes: "Institutional Class," "Administrative Class," "Class A," "Class B," and "Class C." This Prospectus relates only to the Institutional Class and Administrative Class shares of the Funds. For information regarding Class A, Class B, and Class C shares, see "Other Information--Multiple Classes of Shares" below.

  Shares of the Institutional Class are offered primarily for direct investment by investors such as pension and profit-sharing plans, employee benefit trusts, endowments, foundations, corporations and high net worth individuals (Institutional Class shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to their customers' investments in the Funds). Shares of the Administrative Class are offered primarily through employee benefit plan alliances broker-dealers, and other intermediaries, and each Fund pays service and/or distribution fees to such entities for services they provide to shareholders of that class.

  Shares of either the Institutional Class or the Administrative Class of the Funds may be purchased at the relevant net asset value of that class without a sales charge. The minimum initial investment for shares of either class is $5 million. Shares of either class may also be offered to clients of the Adviser and its affiliates. Shares of the PIMCO International Bond Fund are offered only to clients of PIMCO who maintain separately managed private accounts. In addition, the minimum initial investment does not apply to shares of the Institutional Class offered through fee-based programs

                                                  January 14, 1997 Prospectus 43
sponsored and maintained by a registered broker-dealer and approved by the Distributor pursuant to which each investor pays an asset based fee at an annual rate of at least .50% of the assets in the account to a financial intermediary for investment advisory and/or administrative services.

  Pension and profit-sharing plans, employee benefit trusts and employee benefit plan alliances and "wrap account" programs established with broker-dealers or other financial intermediaries may purchase shares of either class only if the plan or program for which the shares are being acquired will maintain an omnibus or pooled account for each Fund and will not require a Fund to pay any type of administrative payment per participant account to any third party.

INITIAL INVESTMENT

  An account may be opened by completing and signing a Client Registration Application and mailing it to PIMCO Funds at the following address: 840 Newport Center Drive, Suite 360, Newport Beach, California 92660. A Client Registration Application may be obtained by calling (800) 800-0952.

  Except as provided below, purchases of shares can only be made by wiring federal funds to Investors Fiduciary Trust Company (the "Transfer Agent"), 127 West 10th Street, Kansas City, Missouri 64105. Before wiring federal funds, the investor must first telephone the Trust at (800) 927-4648 to receive instructions for wire transfer, and the following information will be requested: name of authorized person; shareholder name; shareholder account number; name of Fund and share class; amount being wired; and wiring bank name.

  Shares may be purchased without first wiring federal funds if the proceeds of the investment are derived from an advisory account maintained by the investor with PIMCO, PIMCO Advisors or one of their affiliates; from surrender or other payment from an annuity, insurance, or other contract held by Pacific Mutual Life Insurance Company; or from an investment by broker-dealers, institutional clients or other financial intermediaries which have established a shareholder servicing relationship with the Trust on behalf of their customers.

  A purchase order, together with payment in proper form, received by the Transfer Agent prior to the close of business (ordinarily 4:00 p.m., Eastern time) on a day the Trust is open for business will be effected at that day's net asset value. In order to facilitate efficient operation of the PIMCO StocksPLUS, StocksPLUS Short Strategy and Strategic Balanced Funds, the Trust requests that all purchase or exchange orders for these Funds be received by the Transfer Agent prior to 3:00 p.m., Eastern time. An order received after the close of business will generally be effected at the net asset value determined on the next business day. However, orders received by certain retirement plans and other financial intermediaries by the close of business and communicated to the Transfer Agent by 9:00 a.m., Eastern time, on the following business day will be effected at the net asset value determined on the prior business day. The Trust is "open for business" on each day the New York Stock Exchange (the "Exchange") is open for trading, which excludes the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Purchase orders will be accepted only on days on which the Trust is open for business.

  With respect to the Funds whose policy is to declare dividends daily (i.e., each of the Fixed Income Funds except the PIMCO International Bond Fund), if a purchase order for shares is received prior to 12:00 noon, Eastern time, and payment in federal funds is received by the Transfer Agent by the close of the federal funds wire on the day the purchase order is received, dividends will accrue starting that day. If a purchase order is received after 12:00 noon, Eastern time, and payment in federal funds is received by the Transfer Agent by the close of the federal funds wire on the day the purchase order is received, or as otherwise agreed to by the Trust, the order will be effected at that day's net asset value, but dividends will not begin to accrue until the following business day.

44 PIMCO Funds: Pacific Investment Management Series

ADDITIONAL INVESTMENTS

  Additional investments may be made at any time at the relevant net asset value for that class by calling the Trust and wiring federal funds to the Transfer Agent as outlined above.

OTHER PURCHASE INFORMATION

  Purchases of a Fund's Institutional Class and Administrative Class shares will be made in full and fractional shares. In the interest of economy and convenience, certificates for shares will not be issued.

  The Trust and the Distributor each reserves the right, in its sole discretion, to suspend the offering of shares of the Funds or to reject any purchase order, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Trust; to waive the minimum initial investment for certain investors; and to redeem shares if information provided in the Client Registration Application should prove to be incorrect in any manner judged by the Trust to be material (e.g., in a manner such as to render the shareholder ineligible to purchase shares of the Trust).

  Purchases and sales of Fund shares should be made for long-term investment purposes only. The Trust and Adviser each reserves the right to restrict purchases of Fund shares (including exchanges) when a pattern of frequent purchases and sales made in response to short-term fluctuations in share price appears evident.

  Institutional Class and Administrative Class shares of the Trust are not qualified or registered for sale in all states. Prospective investors should inquire as to whether shares of a particular Fund are available for offer and sale in their state of residence. Shares of the Trust may not be offered or sold in any state unless registered or qualified in that jurisdiction or unless an exemption from registration or qualification is available.

  Investors may, subject to the approval of the Trust, purchase shares of a Fund with liquid securities that are eligible for purchase by the Fund (consistent with such Fund's investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Trust's valuation policies. These transactions will be effected only if the Adviser intends to retain the security in the Fund as an investment. Assets so purchased by a Fund will be valued in generally the same manner as they would be valued for purposes of pricing the Fund's shares, if such assets were included in the Fund's assets at the time of purchase. The Trust reserves the right to amend or terminate this practice at any time.

RETIREMENT PLANS

  Shares of the Funds are available for purchase by retirement plans, including Keogh plans, 401(k) plans, 403(b) plans and Individual Retirement Accounts. The administrator of a plan or employee benefits office can provide participants or employees with detailed information on how to participate in the plan and how to elect a Fund as an investment option. Participants in a retirement or savings plan may be permitted to elect different investment options, alter the amounts contributed to the plan, or change how contributions are allocated among investment options in accordance with the plan's specific provisions. The plan administrator or employee benefits office should be consulted for details. For questions about participant accounts, participants should contact their employee benefits office, the plan administrator, or the organization that provides recordkeeping services for the plan. Investors who purchase shares through retirement plans should be aware that plan administrators may aggregate purchase and redemption orders for participants in the plan. Therefore, there may be a delay between the time the investor places an order with the plan administrator, and the time the order is forwarded to the Transfer Agent for execution.

                                                  January 14, 1997 Prospectus 45

                             REDEMPTION OF SHARES

REDEMPTIONS BY MAIL

  Institutional Class and Administrative Class shares may be redeemed by submitting a written request to PIMCO Funds, 840 Newport Center Drive, Suite 360, Newport Beach, California 92660, stating the Fund from which the shares are to be redeemed, the class of shares, the number or dollar amount of the shares to be redeemed and the account number. The request must be signed exactly as the names of the registered owners appear on the Trust's account records, and the request must be signed by the minimum number of persons designated on the Client Registration Application that are required to effect a redemption. In order to discourage short-term trading, the PIMCO StocksPLUS Short Strategy Fund imposes a redemption fee, payable to the Fund, of 1% on all shares of the Fund held for less than three months.

REDEMPTIONS BY TELEPHONE OR OTHER WIRE COMMUNICATION

  If an election is made on the Client Registration Application (or subsequently in writing), redemptions of shares may be requested by calling the Trust at (800) 927-4648, by sending a facsimile to (714) 760-4456, or by other means of wire communication. Investors should state the Fund and class from which the shares are to be redeemed, the number or dollar amount of the shares to be redeemed and the account number. Redemption requests of an amount of $10 million or more may be initiated by telephone, but must be confirmed in writing by an authorized party prior to processing.

  In electing a telephone redemption, the investor authorizes PIMCO and the Transfer Agent to act on telephone instructions from any person representing himself to be the investor, and reasonably believed by PIMCO and the Transfer Agent to be genuine. Neither the Trust nor its Transfer Agent will be liable for any loss, cost or expense for acting on instructions (whether in writing or by telephone) believed by the party receiving such instructions to be genuine and in accordance with the procedures described in this Prospectus. Shareholders should realize that by electing the telephone or wire redemption option, they may be giving up a measure of security that they might have if they were to redeem their shares in writing. Furthermore, interruptions in telephone service may mean that a shareholder will be unable to effect a redemption by telephone when desired. The Transfer Agent provides written confirmation of transactions initiated by telephone as a procedure designed to confirm that telephone instructions are genuine (written confirmation is also provided for redemption requests received in writing). All telephone transactions are recorded, and PIMCO or the Transfer Agent may request certain information in order to verify that the person giving instructions is authorized to do so. All redemptions, whether initiated by letter or telephone, will be processed in a timely manner and proceeds will be forwarded by wire in accordance with the redemption policies of the Trust detailed below. See "Redemption of Shares--Other Redemption Information."

  Shareholders may decline telephone exchange or redemption privileges after an account is opened by instructing the Transfer Agent in writing at least seven business days prior to the date the instruction is to be effective. Shareholders may experience delays in exercising telephone redemption privileges during periods of abnormal market activity. During periods of volatile economic or market conditions, shareholders may wish to consider transmitting redemption orders by telegram, facsimile or overnight courier.

OTHER REDEMPTION INFORMATION

  Payment of the redemption price will ordinarily be wired to the investor's bank one business day after the redemption request, but may take up to seven business days. Redemption proceeds will be sent by wire only to the bank name designated on the Client Registration Application. The Trust may suspend the right of redemption or postpone the payment date at times when the Exchange is closed, or during certain other periods as permitted under the federal securities laws.

46 PIMCO Funds: Pacific Investment Management Series

  For shareholder protection, a request to change information contained in an account registration (for example, a request to change the bank designated to receive wire redemption proceeds) must be received in writing, signed by the minimum number of persons designated on the Client Registration Application that are required to effect a redemption, and accompanied by a signature guarantee from any eligible guarantor institution, as determined in accordance with the Trust's procedures. Shareholders should inquire as to whether a particular institution is an eligible guarantor institution. A signature guarantee cannot be provided by a notary public. In addition, corporations, trusts, and other institutional organizations are required to furnish evidence of the authority of the persons designated on the Client Registration Application to effect transactions for the organization.

  Due to the relatively high cost of maintaining small accounts, the Trust reserves the right to redeem Institutional Class and Administrative Class shares in any account for their then-current value (which will be promptly paid to the investor) if at any time, due to redemption by the investor, the shares in the account do not have a value of at least $100,000 ($10,000 with respect to accounts opened before January 1, 1995). A shareholder will receive advance notice of a mandatory redemption and will be given at least 30 days to bring the value of its account up to at least $100,000, or $10,000, as the case may be.

  The Trust agrees to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1% of the net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust reserves the right to pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by a Fund in lieu of cash. It is highly unlikely that shares would ever be redeemed in kind. If shares are redeemed in kind, however, the redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received in the distribution.

EXCHANGE PRIVILEGE

  Shares of a Fund may be exchanged for shares of the same class of any other Fund based on the respective net asset values of the shares involved, except that shares of the PIMCO International Fund are available only to private account clients of PIMCO. An exchange may be made by following the redemption procedure described above under "Redemptions by Mail" or, if the telephone redemption option has been elected, by calling the Trust at (800) 927-4648. Shares of a Fund may also be exchanged for shares of the same class of a series (except the Opportunity Fund) of PIMCO Funds: Multi-Manager Series, an affiliated mutual fund family comprised primarily of equity portfolios managed by the subsidiary partnerships of PIMCO Advisors. Shareholders interested in such an exchange may request a prospectus for these funds by contacting PIMCO Funds at the same address and telephone number as the Trust.

  Exchanges may be made only with respect to Funds, or series of PIMCO Funds:
Multi-Manager Series, registered in the state of residence of the investor or where an exemption from registration is available. An exchange order is treated the same for tax purposes as a redemption followed by a purchase and may result in a capital gain or loss, and special rules may apply in computing tax basis when determining gain or loss. See "Taxation" in the Statement of Additional Information.

  The Trust reserves the right to modify or revoke the exchange privilege of any shareholder or to limit or reject any exchange. Although each Fund will attempt to give shareholders prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time.

                                                  January 14, 1997 Prospectus 47

                            PORTFOLIO TRANSACTIONS

  Pursuant to the advisory contract, the Adviser places orders for the purchase and sale of portfolio investments for the Funds' accounts with brokers or dealers selected by it in its discretion. In effecting purchases and sales of portfolio securities for the account of the Funds, the Adviser will seek the best price and execution of the Funds' orders. In doing so, a Fund may pay higher commission rates than the lowest available when the Adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. The Adviser also may consider sales of shares of the Trust as a factor in the selection of broker-dealers to execute portfolio transactions for the Trust.

  The Adviser manages the Funds without regard generally to restrictions on portfolio turnover, except those imposed on its ability to engage in short-term trading by provisions of the federal tax laws. The use of futures contracts and other derivative instruments with relatively short maturities may tend to exaggerate the portfolio turnover rate for some of the Funds. Trading in fixed income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. The use of futures contracts may involve the payment of commissions to futures commission merchants. The higher the rate of portfolio turnover of a Fund, the higher all these transaction costs borne by the Fund generally will be. The portfolio turnover rate for each Fund for which financial highlights are provided in this Prospectus is set forth under "Financial Highlights." Portfolio turnover for the remaining Funds is incorporated by reference in the Statement of Additional Information.

  Some securities considered for investment by the Funds may also be appropriate for other clients served by the Adviser. If a purchase or sale of securities consistent with the investment policies of a Fund and one or more of these clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Fund and clients in a manner deemed fair and reasonable by the Adviser.

                                NET ASSET VALUE

  The net asset value per share of each of the Institutional Class and Administrative Class of each Fund is determined as of the close of trading on the Exchange (ordinarily 4:00 p.m., Eastern time) by dividing the total market value of a Fund's portfolio investments and other assets attributable to that class, less any liabilities, by the number of total outstanding shares of that class. Net asset value will not be determined on days on which the Exchange is closed.

  The PIMCO Money Market Fund's securities are normally valued using the amortized cost method of valuation. This involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity. See the Statement of Additional Information for a description of certain conditions and procedures followed by the PIMCO Money Market Fund in connection with amortized cost valuation. For all other Funds, portfolio securities and other assets for which market quotations are readily available are stated at market value. Market value is determined on the basis of last reported sales prices, or if no sales are reported, as is the case for most securities traded over-the-counter, at the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Fixed income securities, including those to be purchased under firm commitment agreements (other than obligations having a maturity of 60 days or less), are normally valued on the basis of quotations obtained from brokers and dealers or pricing services, which take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

48 PIMCO Funds: Pacific Investment Management Series

  Quotations of foreign securities in foreign currency are converted to U.S. dollar equivalents using foreign exchange quotations received from independent dealers. Short-term investments having a maturity of 60 days or less are valued at amortized cost, when the Board of Trustees determines that amortized cost is their fair value. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable and whose durations are comparable to the securities being valued. Subject to the foregoing, other securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Trustees.

  Each Fund's liabilities are allocated among its classes. The total of such liabilities allocated to a class plus that class's distribution and/or servicing fees and any other expenses specially allocated to that class are then deducted from the class's proportionate interest in the Fund's assets, and the resulting amount for each class is divided by the number of shares of that class outstanding to produce the "net asset value" per share. Under certain circumstances, the per share net asset value of the Administrative Class shares of the Funds that do not declare regular income dividends on a daily basis may be lower than the per share net asset value of the Institutional Class shares as a result of the daily expense accruals of the service fee applicable to the Administrative Class shares. Generally, for Funds that pay income dividends, those dividends are expected to differ over time by approximately the amount of the expense accrual differential between a particular Fund's classes.

                      DIVIDENDS, DISTRIBUTIONS AND TAXES

  Shares begin earning dividends on the effective date of purchase, provided notification deadlines are met. See "Purchase of Shares." For the Fixed Income Funds (other than the PIMCO International Bond Fund), dividends are declared daily from net investment income to shareholders of record at the close of the previous business day, and distributed to shareholders monthly. The PIMCO International Bond, Strategic Balanced and Equity Funds intend to declare and pay as a dividend substantially all of their net investment income on a quarterly basis. Any net realized capital gains from the sale of portfolio securities will be distributed no less frequently than once yearly. Dividend and capital gain distributions of a Fund will be reinvested in additional shares of that Fund unless the shareholder elects to have them paid in cash. Dividends from net investment income with respect to Administrative Class shares will be lower than those paid with respect to Institutional Class shares, reflecting the payment of service and distribution fees by that class.

  Each Fund intends to qualify as a regulated investment company annually and to elect to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended. As such, a Fund generally will not pay federal income tax on the income and gains it pays as dividends to its shareholders. In order to avoid a 4% federal excise tax, each Fund intends to distribute each year substantially all of its net income and gains.

  Distributions received by tax-exempt shareholders will not be subject to federal income tax to the extent permitted under applicable tax law. To the extent that a shareholder is not exempt from tax on Fund distributions, such shareholder will be subject to tax on dividends received from a Fund, regardless of whether received in cash or reinvested in additional shares. All shareholders must treat dividends, other than capital gain dividends or dividends that represent a return of capital to shareholders, as ordinary income. Dividends designated by a Fund as capital gain dividends are taxable to shareholders as long-term capital gain except as provided by an applicable tax exemption. Any distributions that are not from a Fund's net investment income or net capital gain may be characterized as a return of capital to shareholders or, in some cases, as capital gain. Certain dividends declared in October, November or December of a calendar year are taxable

                                                  January 14, 1997 Prospectus 49
to shareholders (who otherwise are subject to tax on dividends) as though received on December 31 of that year if paid to shareholders during January of the following calendar year. For state income tax purposes, interest on some Federal obligations generally is not exempt from taxation, whether received directly by a shareholder or through distributions of investment company taxable income (for example, interest on FNMA and GNMA Certificates). Each
Fund will advise shareholders annually of the amount and nature of the dividends paid to them.

  Coupon payments received by a Fund from inflation-indexed bonds will be includable in the Fund's gross income in the period in which they accrue. Periodic adjustments for inflation in the principal value of these securities also may give rise to original issue discount, which, likewise, will be includable in the Fund's gross income on a current basis. See "Taxation-- Original Issue Discount" in the Statement of Additional Information. Amounts includable in a Fund's gross income become subject to tax-related distribution requirements. Accordingly, a Fund may be required to make annual distributions to shareholders in excess of the cash received in a given period from these investments. As a result, the Fund may be required to liquidate certain investments at a time when it is not advantageous to do so. If the principal value of an inflation-indexed bond is adjusted downward in any period as a result of deflation, the reduction may be treated as a loss to the extent the reduction exceeds coupon payments received in that period; in that case, the amount distributable by the Fund may be reduced and amounts distributed previously in the taxable year may be characterized in some circumstances as a return of capital.

  Taxable shareholders should note that the timing of their investment could have undesirable tax consequences. If shares are purchased on or just before the record date of a dividend, taxable shareholders will pay full price for the shares and may receive a portion of their investment back as a taxable distribution.

  The preceding discussion relates only to federal income tax; the consequences under other tax laws may differ. For additional information relating to the tax aspects of investing in a Fund, see the Statement of Additional Information.

                               OTHER INFORMATION

CAPITALIZATION

  The Trust was organized as a Massachusetts business trust on February 19, 1987. The Board of Trustees may establish additional portfolios in the future. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.0001 each. When issued, shares of the Trust are fully paid, non-assessable and freely transferable.

  Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims liability of the shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust, and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Trust or the Trustees. The Declaration of Trust also provides for indemnification out of Trust property for all loss and expense of any shareholder held personally liable for the obligations of the Trust. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which such disclaimer is inoperative or the Trust itself is unable to meet its obligations, and thus should be considered remote.

MULTIPLE CLASSES OF SHARES

  In addition to Institutional Class and Administrative Class shares, certain Funds offer Class A shares, Class B shares, and Class C shares. These other classes of the Funds may have different sales charges and expense levels, which will

50 PIMCO Funds: Pacific Investment Management Series affect performance accordingly. Investors may contact the Distributor at (800) 426-0107 for more information concerning other classes of shares of the Funds. This Prospectus relates only to the Institutional Class shares and Administrative Class shares of the Funds.

VOTING

  Shareholders have the right to vote on the election of Trustees and on any and all matters on which the law or the Declaration of Trust states they may be entitled to vote. The Trust is not required to hold regular annual meetings of Trust shareholders and does not intend to do so. Shareholders of a class of shares or Fund have separate voting rights with respect to matters that only affect that class or Fund. See "Other Information--Voting Rights" in the Statement of Additional Information.

  The Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust.

  Shares entitle their holders to one vote per share (with proportionate voting for fractional shares). As of December 17, 1996, the following were shareholders of record of at least 25% of the outstanding voting securities of the indicated Funds: California Community Foundation (Los Angeles, California) and Marin Community Foundation (Larkspar, California) with respect to the PIMCO Money Market Fund; Sprint Corporation (Westwood, Kansas) with respect to PIMCO Low Duration Fund II; Archdiocese of Los Angeles (Los Angeles, California) with respect to the PIMCO Total Return Fund III; Wendel & Co. (New York, New York) with respect to the PIMCO Long-Term U.S. Government Fund; Donaldson, Lufkin & Jenrette (Jersey City, New Jersey) and Charles Schwab & Co., Inc. (San Francisco, California) with respect to the PIMCO Foreign Bond Fund; and Pacific Financial Asset Management Corporation with respect to the PIMCO Strategic Balanced Fund and the Global Income Fund (the predecessor of the PIMCO Global Bond Fund II). To the extent such shareholders are also the beneficial owners of such securities, they may be deemed to control (as that term is defined in the 1940 Act) the relevant Fund. As used in this Prospectus, the phrase "vote of a majority of the outstanding shares" of a Fund (or the Trust) means the vote of the lesser of: (1) 67% of the shares of the Fund (or the Trust) present at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the outstanding shares of the Fund (or the Trust).

PERFORMANCE INFORMATION

  The Trust may, from time to time, include the yield and total return for each class of shares of its Funds in advertisements or reports to shareholders or prospective investors. Yield quotations for the PIMCO Money Market Fund may include current yield and effective yield. Current yield will be based on income received by a hypothetical investment over a given seven-day period (less expenses accrued during the period) and "annualized" (i.e., assuming that the seven-day yield would be received for 52 weeks, stated in terms of an annual percentage return on the investment). Effective yield for the Fund is calculated in the manner similar to that used to calculate current yield, but reflects the compounding effect on earnings of reinvested dividends. For the remaining Funds, quotations of yield for a Fund or class will be based on the investment income per share (as defined by the SEC) during a particular 30-day (or one-month) period (including dividends and interest), less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the maximum public offering price per share on the last day of the period. Quotations of average annual total return for a Fund or class will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund or class over periods of one, five and ten years (up to the life of the Fund), reflect the deduction of a proportional share of Fund or class expenses (on an annual basis), and

                                                  January 14, 1997 Prospectus 51
assume that all dividends and distributions are reinvested when paid.
Consistent with Securities and Exchange Commission rules and informal guidance, for periods prior to the initial offering date of a particular class, total return presentations for the class may be based on the historical performance of an older class of the Fund (the older class to be used in each case is set forth in the Statement of Additional Information), restated to reflect current sales charges or redemption fees (if any), but not reflecting different operating expenses (such as service or distribution fees and administrative fee charges) associated with the newer class. All other things being equal, higher expenses of an older class would have adversely affected (i.e., reduced) total return for a newer class (i.e., if the newer class had been issued since the inception of the Fund) by the amount of such higher expenses, compounded over the relevant period. Total return for each class is measured by comparing the value of an investment in the Fund at the beginning of the relevant period to the redemption value of the investment in the Fund at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions at net asset value). The Funds may advertise total return using alternative methods that reflect all elements of return, but that may be adjusted to reflect the cumulative impact of alternative fee and expense structures, such as the currently effective advisory and administrative fees for the Funds.

  The Trust also may provide current distribution information to its shareholders in shareholder reports or other shareholder communications, or in certain types of sales literature provided to prospective investors. Current distribution information for a particular class of a Fund will be based on distributions for a specified period (i.e., total dividends from net investment income), divided by the relevant class net asset value per share on the last day of the period and annualized. The rate of current distributions does not reflect deductions for unrealized losses from transactions in derivative instruments such as options and futures, which may reduce total return. Current distribution rates differ from standardized yield rates in that they represent what a class of a Fund has declared and paid to shareholders as of the end of a specified period rather than the Fund's actual net investment income for that period.

  Performance information for the Trust may also be compared to various unmanaged indices, such as the Standard & Poor's 500 Composite Stock Price Index, the Lehman Brothers Aggregate Bond Index, the Merrill Lynch 1 to 3 Year Treasury Index, the Lehman Intermediate and 20+ Year Treasury Blend Index, the Lehman BB Intermediate Corporate Index, indexes prepared by Lipper Analytical Services, the J.P. Morgan Global Index, the Salomon Brothers World Government Bond Index-10 Non U.S.-Dollar Hedged and the J.P. Morgan Government Bond Index Non U.S.-Dollar Hedged, and other entities or organizations which track the performance of investment companies or investment advisers. Unmanaged indexes (i.e., other than Lipper) generally do not reflect deductions for administrative and management costs and expenses. PIMCO may also report to shareholders or to the public in advertisements concerning the performance of PIMCO as adviser to clients other than the Trust, and on the comparative performance or standing of PIMCO in relation to other money managers. Such comparative information may be compiled or provided by independent ratings services or by news organizations. Any performance information, whether related to the Funds or to the Adviser, should be considered in light of a Fund's investment objectives and policies, characteristics and quality of the portfolio, and the market conditions during the time period indicated, and should not be considered to be representative of what may be achieved in the future. For a description of the methods used to determine yield and total return for the Funds, see the Statement of Additional Information.

  Investment results of the Funds will fluctuate over time, and any presentation of the Funds' total return or yield for any prior period should not be considered as a representation of what an investor's total return or yield may be in any future period. The Trust's Annual Report contains additional performance information for the Funds and is available upon request, without charge, by calling (800) 927-4648 (Current Shareholders), or
(800) 800-0952 (New Accounts).

52 PIMCO Funds: Pacific Investment Management Series

                                  APPENDIX A

                            DESCRIPTION OF DURATION

  Duration is a measure of the expected life of a fixed income security that was developed as a more precise alternative to the concept of "term to maturity." Traditionally, a fixed income security's "term to maturity" has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the "interest rate risk" or "volatility" of the security). However, "term to maturity" measures only the time until a fixed income security provides its final payment, taking no account of the pattern of the security's payments prior to maturity. In contrast, duration incorporates a bond's yield, coupon interest payments, final maturity and call features into one measure. Duration management is one of the fundamental tools used by the Adviser.

  Duration is a measure of the expected life of a fixed income security on a present value basis. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any fixed income security with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, all other things being equal, the lower the stated or coupon rate of interest of a fixed income security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a fixed income security, the shorter the duration of the security.

  Futures, options and options on futures have durations which, in general, are closely related to the duration of the securities which underlie them. Holding long futures or call option positions (backed by a segregated account of cash and cash equivalents) will lengthen a Fund's duration by approximately the same amount that holding an equivalent amount of the underlying securities would.

  Short futures or put option positions have durations roughly equal to the negative duration of the securities that underlie these positions, and have the effect of reducing portfolio duration by approximately the same amount that selling an equivalent amount of the underlying securities would.

  There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. For inflation-indexed bonds, duration is calculated on the basis of modified real duration, which measures price changes of inflation-indexed bonds on the basis of changes in real, rather than nominal, interest rates. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure. Finally, the duration of a fixed income security may vary over time in response to changes in interest rates and other market factors. In these and other similar situations, the Adviser will use more sophisticated analytical techniques that incorporate the anticipated economic life of a security into the determination of its interest rate exposure.

                                                 January 14, 1997 Prospectus A-1

                                  APPENDIX B

                       DESCRIPTION OF SECURITIES RATINGS

  Certain of the Funds make use of average portfolio credit quality standards to assist institutional investors whose own investment guidelines limit their investments accordingly. In determining a Fund's overall dollar-weighted average quality, unrated securities are treated as if rated, based on the Adviser's view of their comparability to rated securities. A Fund's use of average quality criteria is intended to be a guide for those institutional investors whose investment guidelines require that assets be invested according to comparable criteria. Reference to an overall average quality rating for a Fund does not mean that all securities held by the Fund will be rated in that category or higher. A Fund's investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by Moody's or S&P or, if unrated, determined by the Adviser to be of comparable quality). The percentage of a Fund's assets invested in securities in a particular rating category will vary. Following is a description of Moody's and S&P's ratings applicable to fixed income securities.

MOODY'S INVESTORS SERVICE, INC.

 CORPORATE AND MUNICIPAL BOND RATINGS

  Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

  A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

  Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

  B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

                                                 January 14, 1997 Prospectus B-1

  C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classified from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

 CORPORATE SHORT-TERM DEBT RATINGS

  Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters of credit and bonds of indemnity are excluded unless explicitly rated.

  Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

  PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

  PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

  PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

  NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S CORPORATION

 CORPORATE AND MUNICIPAL BOND RATINGS

 Investment Grade

  AAA: Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

  AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.


B-2 PIMCO Funds: Pacific Investment Management Series

  A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

  BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions, or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

 Speculative Grade

  Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

  BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

  B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

  CCC: Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

  CC: The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

  C: The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

  CI: The rating CI is reserved for income bonds on which no interest is being paid.

  D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

  Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                                                 January 14, 1997 Prospectus B-3

  Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

  r: The "r" is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.

  The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

  N.R.: Not rated.

  Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

 COMMERCIAL PAPER RATING DEFINITIONS

  A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:

  A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

  A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

  A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

  B: Issues rated B are regarded as having only speculative capacity for timely payment.

  C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

  D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

  A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

B-4 PIMCO Funds: Pacific Investment Management Series

                                                    [LOGO OF PIMCO APPEARS HERE]


PIMCO FUNDS
Pacific Investment Management Series

INVESTMENT ADVISER AND ADMINISTRATOR

    Pacific Investment Management Company

    840 Newport Center Drive, Suite 360

    Newport Beach, CA 92660

CUSTODIAN AND TRANSFER AGENT

    Investors Fiduciary Trust Company

    127 West 10th Street

    Kansas City, MO 64105

ACCOUNTANTS

    Price Waterhouse LLP

    1055 Broadway

    Kansas City, MO 64105

COUNSEL

    Dechert Price & Rhoads

    1500 K Street, N.W., Suite 500

    Washington, DC 20005

                                                                      PROSPECTUS

--------------------------------------------------------------------------------

                                                                January 14, 1997

                                 PIMCO Funds:
                     Pacific Investment Management Series

                      Statement of Additional Information



     PIMCO Funds (the "Trust") is an open-end management investment company ("mutual fund") currently consisting of twenty separate investment portfolios (the "Funds"): the PIMCO Money Market Fund; the PIMCO Short-Term Fund; the PIMCO Low Duration Fund; the PIMCO Low Duration Fund II; the PIMCO Low Duration Fund III; the PIMCO Moderate Duration Fund; the PIMCO High Yield Fund; the PIMCO Total Return Fund; the PIMCO Total Return Fund II; the PIMCO Total Return Fund III; the PIMCO Commercial Mortgage Securities Fund; the PIMCO Long-Term U.S. Government Fund; the PIMCO Real Return Bond Fund; the PIMCO Foreign Bond Fund; the PIMCO Global Bond Fund; the PIMCO Global Bond Fund II; the PIMCO International Bond Fund; the PIMCO StocksPLUS Fund; the PIMCO StocksPLUS Short Strategy Fund; and the PIMCO Strategic Balanced Fund. Shares of the PIMCO International Bond Fund are offered only to clients of PIMCO who maintain separately managed private accounts.

     The Trust's investment adviser is Pacific Investment Management Company ("PIMCO" or the "Adviser"), 840 Newport Center Drive, Suite 360, Newport Beach, California 92660. PIMCO is a subsidiary partnership of PIMCO Advisors L.P. ("PIMCO Advisors").

     This Statement of Additional Information is not a Prospectus, and should be used in conjunction with a Prospectus for the Trust. The Funds offer five classes of shares, offered through two Prospectuses. Class A, Class B, and Class C shares are offered through the "Retail Prospectus" and Institutional Class and Administrative Class shares are offered through the "Institutional Prospectus," each dated January 14, 1997 (collectively, the "Prospectuses"). A copy of the applicable Prospectus may be obtained free of charge at the address and telephone number listed below.

Institutional Prospectus:                       Retail Prospectus:

PIMCO Funds                                     PIMCO Funds Distribution Company
840 Newport Center Drive                        2187 Atlantic Street
Suite 360                                       Stamford, Connecticut 06902
Newport Beach, California 92660                 Telephone: (800) 426-0107
Telephone: (800) 927-4648 (Current Shareholders)
           (800) 800-0952 (New Accounts)


January 14, 1997


                               TABLE OF CONTENTS

                                                                                         Page
INVESTMENT OBJECTIVES AND POLICIES........................................................  1
     Borrowing............................................................................  1
     Corporate Debt Securities............................................................  2
     Participation on Creditors Committee.................................................  3
     Mortgage-Related and Other Asset-Backed Securities...................................  4
     Foreign Securities...................................................................  8
     Foreign Currency Exchange-Related Securities......................................... 10
     Bank Obligations..................................................................... 12
     Loan Participations.................................................................. 13
     Short Sales.......................................................................... 14
     Derivative Instruments............................................................... 15
     Warrants to Purchase Securities...................................................... 22
     Illiquid Securities.................................................................. 23
     Social Investment Policies........................................................... 23

INVESTMENT RESTRICTIONS................................................................... 23
     Fundamental Investment Restrictions.................................................. 23
     Non-Fundamental Investment Restrictions.............................................. 26

MANAGEMENT OF THE TRUST................................................................... 30
     Trustees and Officers................................................................ 30
     Compensation Table................................................................... 33
     Investment Adviser................................................................... 34
     Fund Administrator................................................................... 36

DISTRIBUTION OF TRUST SHARES.............................................................. 39
     Distributor and Multi-Class Plan..................................................... 39
     Contingent Deferred Sales Charge and Initial Sales Charge............................ 40
     Distribution and Servicing Plans for Class A, Class B and Class C Shares............. 41
     Distribution and Administrative Services Plans for Administrative Class Shares....... 43
     Purchases, Exchanges and Redemptions................................................. 44

PORTFOLIO TRANSACTIONS AND BROKERAGE...................................................... 46
     Investment Decisions................................................................. 46
     Brokerage and Research Services...................................................... 46
     Portfolio Turnover................................................................... 47

NET ASSET VALUE........................................................................... 48

TAXATION.................................................................................. 48
     Distributions........................................................................ 49
     Sales of Shares...................................................................... 50
     Backup Withholding................................................................... 50
     Options, Futures and Forward Contracts, and Swap Agreements.......................... 50
     Short Sales.......................................................................... 51
     Passive Foreign Investment Companies................................................. 51
     Foreign Currency Transactions........................................................ 52
     Foreign Taxation..................................................................... 52
     Original Issue Discount.............................................................. 53
     Other Taxation....................................................................... 53

OTHER INFORMATION......................................................................... 54
     Capitalization....................................................................... 54
     Performance Information.............................................................. 54
     Voting Rights........................................................................ 63
     Certain Ownership of Trust Shares.................................................... 63
     The Reorganization of the PIMCO Money Market and Total Return II Funds............... 73
     The Reorganization of the PIMCO Global Bond Fund II.................................. 73
     Code of Ethics....................................................................... 73
     Custodian, Transfer Agent and Dividend Disbursing Agent.............................. 73
     Independent Accountants.............................................................. 74
     Counsel.............................................................................. 74
     Registration Statement............................................................... 74
     Financial Statements................................................................. 74

                      INVESTMENT OBJECTIVES AND POLICIES

     The investment objectives and general investment policies of each Fund are described in the Prospectuses. Additional information concerning the characteristics of certain of the Funds' investments is set forth below.

Borrowing

     A Fund may borrow for temporary administrative purposes. This borrowing may be unsecured. Provisions of the Investment Company Act of 1940 ("1940 Act") require a Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund's total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of the Fund's total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund's portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

     In addition to borrowing for temporary purposes, a Fund may enter into reverse repurchase agreements and mortgage dollar rolls. A reverse repurchase agreement involves the sale of a portfolio-eligible security by a Fund, coupled with its agreement to repurchase the instrument at a specified time and price. The Fund will maintain a segregated account with its custodian consisting of assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, equal (on a daily mark-to-market basis) to its obligations under reverse repurchase agreements with broker-dealers (but not banks). However, reverse repurchase agreements involve the risk that the market value of securities retained by the Fund may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. Reverse repurchase agreements will be subject to the Funds' limitations on borrowings, which will restrict the aggregate of such transactions (plus any other borrowings) to 33 1/3% (for each Fund except the PIMCO Global Bond Fund II) of a Fund's total assets.

     The PIMCO Global Bond Fund II may not borrow in excess of 10% of the value of its total assets and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) or for extraordinary or emergency purposes.

     A "mortgage dollar roll," is similar to reverse repurchase agreements in certain respects. In a "dollar roll" transaction a Fund sells a mortgage-related security, such as a security issued by the Government National Mortgage Association ("GNMA"), to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A "dollar roll" can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which a Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are "substantially identical." To be considered "substantially identical," the securities returned to a Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates;
(5) have similar market yields (and therefore price); and (6) satisfy "good delivery" requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered.

     A Fund's obligations under a dollar roll agreement must be covered by liquid assets, such as cash or high quality debt securities equal in value to the securities subject to repurchase by the Fund, maintained in a segregated account. Dollar rolls will be subject to the Funds' limitations on borrowings, which will restrict the aggregate of such transactions (plus any other borrowings) to 331/3% (for each Fund except the PIMCO Global Bond Fund II) of a Fund's total assets. Furthermore, because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed "illiquid" and subject to a Fund's overall limitations on investments in illiquid securities.

Corporate Debt Securities

     A Fund's investments in U.S. dollar or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities) which meet the minimum ratings criteria set forth for the Fund, or, if unrated, are in the Adviser's opinion comparable in quality to corporate debt securities in which the Fund may invest. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

     Among the corporate debt securities in which the Funds may invest are convertible securities. A convertible debt security is a bond, debenture, note, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt securities. Convertible securities rank senior to common stock in a corporation's capital structure and, therefore, generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

     A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by a Fund is called for redemption, the Fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party. A Fund generally would invest in convertible securities for their favorable price characteristics and total return potential and would normally not exercise an option to convert.

     Securities rated Baa and BBB are the lowest which are considered "investment grade" obligations. Moody's Investor Services, Inc. ("Moody's") describes securities rated Baa as "medium-grade" obligations; they are "neither highly protected nor poorly secured . . . [i]nterest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well." Standard & Poor's ("S&P") describes securities rated BBB as "regarded as having an adequate capacity to pay interest and repay principal . . . [w]hereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal . . . than in higher rated categories."

     Investments in securities rated below investment grade that are eligible for purchase by certain of the Funds (i.e., rated B or better by Moody's or S&P), and in particular, by the PIMCO High Yield Fund, are described as "speculative" by both Moody's and S&P. Investment in lower rated corporate debt securities ("high yield securities") generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk. These high yield securities are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. The market for these securities is relatively new, and many of the outstanding high yield securities have not endured a major business recession. A long-term track record on default rates, such as that for investment grade corporate bonds, does not exist for this market. Analysis of the creditworthiness of issuers of debt securities that are high yield may be more complex than for issuers of higher quality debt securities.

     High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of high yield securities have been found to be less sensitive to interest-rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, the Funds investing in such securities may incur additional expenses to seek recovery. In the case of high yield securities structured as zero-coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash.

     The secondary market on which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the Funds could sell a high yield security, and could adversely affect the daily net asset value of the shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities especially in a thinly-traded market. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. The Adviser seeks to minimize the risks of investing in all securities through diversification, in-depth credit analysis and attention to current developments in interest rates and market conditions.

Participation on Creditors Committee

     A Fund (in particular, the PIMCO High Yield Fund) may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Fund. Such participation may subject a Fund to expenses such as legal fees and may make a Fund an "insider" of the issuer for purposes of the federal securities laws, and therefore may restrict such Fund's ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by a Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. A Fund will participate on such committees only when the Adviser believes that such participation is necessary or desirable to enforce the Fund's rights as a creditor or to protect the value of securities held by the Fund.

Mortgage-Related and Other Asset-Backed Securities

     Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations, see "Mortgage Pass-Through Securities." The Funds may also invest in debt securities which are secured with collateral consisting of mortgage-related securities, see "Collateralized Mortgage Obligations," and in other types of mortgage-related securities.

     Mortgage Pass-Through Securities. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

     The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of purchase. To the extent that unanticipated rates of prepayment on underlying mortgages increase in the effective maturity of a mortgage-related security, the volatility of such security can be expected to increase.

     The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the "FHA"), or guaranteed by the Department of Veterans Affairs (the "VA").

     Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government.

     FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

     Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Trust's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Funds may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Adviser determines that the securities meet the Trust's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. No Fund will purchase mortgage-related securities or any other assets which in the Adviser's opinion are illiquid if, as a result, more than 15% of the value of the Fund's net assets will be illiquid (10% in the case of the PIMCO Money Market Fund.)

     Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Funds' industry concentration restrictions, set forth below under "Investment Restrictions," by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Funds take the position that mortgage-related securities do not represent interests in any particular "industry" or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

     Collateralized Mortgage Obligations (CMOs). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semi-annually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

     CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

     In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

     FHLMC Collateralized Mortgage Obligations. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the CMOs are made semi-annually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

     If collection of principal (including prepayments) on the mortgage loans during any semi-annual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

     Criteria for the mortgage loans in the pool backing the FHLMC CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

     Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property.
The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

     Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

     CMO Residuals. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

     The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets.
In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only ("IO") class of stripped mortgage-backed securities. See "Other Mortgage-Related Securities--Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Fund may fail to recoup fully its initial investment in a CMO residual.

     CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended (the "1933 Act"). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

     Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

     SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including pre payments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

     Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

     Other Asset-Backed Securities. Similarly, the Adviser expects that other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future. Several types of asset-backed securities have already been offered to investors, including Certificates for Automobile Receivables/SM/ ("CARS/SM/"). CARS/SM/ represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARS/SM/ are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor's return on CARS/SM/ may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

     Consistent with a Fund's investment objectives and policies, the Adviser also may invest in other types of asset-backed securities.

Foreign Securities

     All Funds (except the PIMCO Low Duration II and Total Return II Funds) may invest in U.S. dollar-or foreign currency-denominated corporate debt securities of foreign issuers (including preferred or preference stock), certain foreign bank obligations (see "Bank Obligations") and U.S. dollar-or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. The PIMCO Money Market, High Yield, Commercial Mortgage Securities and Long-Term U.S. Government Funds may invest in securities of foreign issuers only if they are U.S. dollar-denominated. The PIMCO Short-Term Fund will limit its investment in securities denominated in foreign currencies to no more than 5% of the Fund's total assets. Each of the remaining Fixed Income Funds permitted to invest in foreign securities, except the PIMCO Real Return Bond, Foreign Bond, Global Bond, Global Bond II and International Bond Funds, will limit its investment in securities denominated in foreign currencies to no more than 20% of the Fund's total assets. The PIMCO Real Return Bond Fund will limit its investment in securities denominated in foreign currencies to no more than 35% of the Fund's total assets. Each of the Funds will limit its foreign investments to securities of issuers based in developed countries (which include Newly Industrialized Countries ("NICs") such as Mexico, Taiwan and South Korea). The PIMCO Short-Term, Low Duration and Low Duration III Funds limit their investments in securities of issuers based in NICs to 5% of their assets, and the remaining Fixed Income Funds, except the PIMCO Foreign Bond, Global Bond, Global Bond II and International Bond Funds, limit their investments in securities of issuers based in NICs to 10% of their assets.

     Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. These include: differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), political instability which can affect U.S. investments in foreign countries and potential restrictions on the flow of international capital. In addition, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar.

     Investing in developing countries involves certain risks not typically associated with investing in U.S. securities, and imposes risks greater than, or in addition to, risks of investing in foreign, developed countries. These risks include: greater risk of nationalization or expropriation of assets or confiscatory taxation; currency devaluations and other currency exchange rate fluctuations; greater social, economic and political uncertainty and instability (including the risk of war); more substantial government involvement in the economy; higher rates of inflation; less government supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on a Fund's ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain developing countries; the fact that companies in developing countries may be smaller, less seasoned and newly organized companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and greater price volatility, substantially less liquidity and significantly small market capitalization of securities markets.

     All Funds that may invest in foreign currency-denominated securities also may purchase and sell foreign currency options and foreign currency futures contracts and related options, see "Derivative Instruments," and enter into forward foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities. The Funds may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

     A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect a Fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or to increase exposure to a particular foreign currency. Open positions in forward contracts used for non-hedging purposes will be covered by the segregation with the Trust's custodian of assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, and are marked to market daily. Although forward contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase.

     Each of the Fixed Income Funds (except the PIMCO Low Duration II and Total Return II Funds) may invest in Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented in a number of countries, including: Argentina, Bolivia, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, the Philippines, Poland, Uruguay, and Venezuela. In addition, Brazil has concluded a Brady-like plan. It is expected that other countries will undertake a Brady Plan in the future, including Panama and Peru.

     Brady Bonds have been issued only recently, and accordingly do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds.
Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk").

     Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have principal repayments at final maturity collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

     Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which the Funds may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Funds to suffer a loss of interest or principal on any of its holdings.

Foreign Currency Exchange-Related Securities

     Foreign currency warrants. Foreign currency warrants such as Currency Exchange Warrants/SM/("CEWs/SM/") are warrants which entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese Yen or German Deutschmark. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a parti cular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining "time value" of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case the warrants were "out-of-the-money," in a total loss of the purchase price of the warrants. Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation ("OCC"). Unlike foreign currency options issued by OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

     Principal exchange rate linked securities. Principal exchange rate linked securities ("PERLs/SM"/) are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on "standard" principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; "reverse" principal exchange rate linked securities are like the "standard" securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). Principal exchange rate linked securities may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

     Performance indexed paper. Performance indexed paper ("PIPs/SM/") is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

Bank Obligations

     Bank obligations in which the Funds may invest include certificates of deposit, bankers' acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. A Fund will not invest in fixed time deposits which (1) are not subject to prepayment or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% of its net assets (10% in the case of the PIMCO Money Market Fund) would be invested in such deposits, repurchase agreements maturing in more than seven days and other illiquid assets.

     Each Fund limits its investments in United States bank obligations to obligations of United States banks (including foreign branches) which have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation. A Fund also may invest in certificates of deposit of savings and loan associations (federally or state chartered and federally insured) having total assets in excess of $1 billion.

     Each Fund (except the PIMCO Money Market, High Yield, Commercial Mortgage Securities and Long-Term U.S. Government Funds) limits its investments in foreign bank obligations to United States dollar-or foreign currency-denominated obligations of foreign banks (including United States branches of foreign banks) which at the time of investment (i) have more than $10 billion, or the equivalent in other currencies, in total assets; (ii) in terms of assets are among the 75 largest foreign banks in the world; (iii) have branches or agencies (limited purpose offices which do not offer all banking services) in the United States; and (iv) in the opinion of the Adviser, are of an investment quality comparable to obligations of United States banks in which the Funds may invest. The PIMCO Money Market, High Yield, Commercial Mortgage Securities and Long-Term U.S. Government Funds may invest in the same types of bank obligations as the other Funds, but they must be U.S. dollar-denominated. Subject to the Trust's limitation on concentration of no more than 25% of its assets in the securities of issuers in a particular industry, there is no limitation on the amount of a Fund's assets which may be invested in obligations of foreign banks which meet the conditions set forth herein.

     Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of United States banks, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks are not generally subject to examination by any U.S. Government agency or instrumentality.

Loan Participations

     Each Fund may purchase participations in commercial loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates.
When purchasing loan participations, a Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which a Fund intends to invest may not be rated by any nationally recognized rating service.

     A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the corporate borrower, the Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

     A financial institution's employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of a Fund were determined to be subject to the claims of the agent bank's general creditors, the Fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.

     Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If a Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund's share price and yield could be adversely affected. Loans that are fully secured offer a Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated.

     The Funds may invest in loan participations with credit quality comparable to that of issuers of its securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, a Fund bears a substantial risk of losing the entire amount invested.

     Each Fund limits the amount of its total assets that it will invest in any one issuer or in issuers within the same industry (see "Investment Restrictions"). For purposes of these limits, a Fund generally will treat the corporate borrower as the "issuer" of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between a Fund and the corporate borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the corporate borrower, Securities and Exchange Commission ("SEC") interpretations require the Fund to treat both the lending bank or other lending institution and the corporate borrower as "issuers" for the purposes of determining whether the Fund has invested more than 5% of its total assets in a single issuer. Treating a financial intermediary as an issuer of indebtedness may restrict a Funds' ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

     Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Adviser believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a Fund's net asset value than if that value were based on available market quotations, and could result in significant variations in the Fund's daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. In addition, the Funds currently intend to treat indebtedness for which there is no readily available market as illiquid for purposes of the Funds' limitation on illiquid investments.

     Investments in loans through a direct assignment of the financial institution's interests with respect to the loan may involve additional risks to the Funds. For example, if a loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the Funds rely on the Adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Funds.

Short Sales

     Certain of the Funds, particularly the PIMCO StocksPLUS Short Strategy Fund, may make short sales of securities as part of their overall portfolio management strategies involving the use of derivative instruments and to offset potential declines in long positions in similar securities. A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline.

     When a Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest on such borrowed securities.

     If the price of the security sold short increases between the time of the short sale and the time and the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

     To the extent that a Fund engages in short sales, it will provide collateral to the broker-dealer and (except in the case of short sales "against the box") will maintain additional asset coverage in the form of assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, in a segregated account. Each Fund, except the PIMCO StocksPLUS Short Strategy Fund, does not intend to enter into short sales (other than those "against the box") if immediately after such sale the aggregate of the value of all collateral plus the amount in such segregated account exceeds one-third of the value of the Fund's net assets. This percentage may be varied by action of the Trustees. A short sale is "against the box" to the extent that the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. The Funds will engage in short selling to the extent permitted by the 1940 Act and rules and interpretations thereunder. The PIMCO Global Bond Fund II may only engage in short sales that are "against the box."

     With respect to each Fund, except the PIMCO StocksPLUS Short Strategy Fund, the Trust has agreed with a state securities commission that as an operating policy, the dollar amount of short sales (other than short sales against the box) at any time shall not exceed 25% of the net equity of a Fund, and the value of securities of any one issuer in which a Fund is short shall not exceed 2% of the Fund's net assets or 2% of the securities of any class of any issuer.

Derivative Instruments

     In pursuing their individual objectives the Funds may, as described in the Prospectuses, purchase and sell (write) both put options and call options on securities, securities indexes, and foreign currencies, and enter into interest rate, foreign currency and index futures contracts and purchase and sell options on such futures contracts ("futures options") for hedging purposes, except that those Funds that may not invest in foreign currency-denominated securities may not enter into transactions involving currency futures or options. The Funds also may purchase and sell foreign currency options for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Funds also may enter into swap agreements with respect to foreign currencies, interest rates and indexes of securities. The Funds may invest in structured notes. If other types of financial instruments, including other types of options, futures contracts, or futures options are traded in the future, a Fund may also use those instruments, provided that the Trustees determine that their use is consistent with the Fund's investment objective, and provided that their use is consistent with restrictions applicable to options and futures contracts currently eligible for use by the Trust (i.e., that written call or put options will be "covered" or "secured," and that futures and futures options will be used only for hedging purposes).

     Options on Securities and Indexes. A Fund may, to the extent specified for the Fund in the Prospectuses, purchase and sell both put and call options on fixed income or other securities or indexes in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on a regulated foreign over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

     An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

     A Fund will write call options and put options only if they are "covered." In the case of a call option on a security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, in such amount are placed in a segregated account by its custodian) upon conversion or exchange of other securities held by the Fund. For a call option on an index, the option is covered if the Fund maintains with its custodian assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, in an amount equal to the contract value of the index. A call option is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or
(ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, in a segregated account with its custodian. A put option on a security or an index is "covered" if the Fund maintains assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, equal to the exercise price in a segregated account with its custodian. A put option is also covered if the Fund holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, in a segregated account with its custodian.

     If an option written by a Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

     A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

     The premium paid for a put or call option purchased by a Fund is an asset of the Fund. The premium received for an option written by a Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

     The Funds may write covered straddles consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the Funds' immediate obligations. The Funds may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Funds will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

     Risks Associated with Options on Securities and Indexes. There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

     There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If a Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, a Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

     If trading were suspended in an option purchased by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's securities during the period the option was outstanding.

     Foreign Currency Options. A Fund may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

     Futures Contracts and Options on Futures Contracts. A Fund may use interest rate, foreign currency or index futures contracts, as specified for that Fund in the Prospectuses. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, foreign currency or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering a number of indexes as well as finan cial instruments and foreign currencies, including: the S&P 500; the S&P Midcap 400; the Nikkei 225; the NYSE composite; U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the German mark; the Japanese yen; the

French franc; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the European Currency Unit ("ECU"). It is expected that other futures contracts will be developed and traded in the future.

     A Fund may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position
(put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

     To comply with applicable rules of the Commodity Futures Trading Commission ("CFTC") under which the Trust and the Funds avoid being deemed a "commodity pool" or a "commodity pool operator," each Fund intends generally to limit its use of futures contracts and futures options to "bona fide hedging" transactions, as such term is defined in applicable regulations, interpretations and practice. For example, a Fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Fund's securities or the price of the securities which the Fund intends to purchase. A Fund's hedging activities may include sales of futures contracts as an offset against the effect of expected increases in interest rates, and purchases of futures contracts as an offset against the effect of expected declines in interest rates. Although other techniques could be used to reduce that Fund's exposure to interest rate fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

     A Fund will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

     When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. Margin requirements on foreign exchanges may be different than U.S. exchanges. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Fund will mark to market its open futures positions.

     A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

     Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

     The Funds may write covered straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the Funds' immediate obligations.
A Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Funds will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

     Limitations on Use of Futures and Futures Options. In general, the Funds intend to enter into positions in futures contracts and related options only for "bona fide hedging" purposes. With respect to positions in futures and related options that do not constitute bona fide hedging positions, a Fund will not enter into a futures contract or futures option contract if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option positions, less the amount by which any such options are "in-the-money," would exceed 5% of the Fund's net assets. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

     When purchasing a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

     When selling a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, that are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Trust's custodian).

     When selling a call option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

     When selling a put option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

     As an operating policy, the Adviser will generally use cash and cash equivalents in establishing and maintaining segregated accounts to cover each Fund's obligations under futures contracts and related options. The Adviser defines cash equivalents to include high grade liquid debt securities with maturities of one year or less. To the extent that securities with maturities greater than one year are used, such use will not eliminate the risk of a form of leverage, which may tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund's portfolio, and may require liquidation of portfolio positions when it is not advantageous to do so. However, any potential risk of leverage resulting from the use of securities with maturities greater than one year may be mitigated by the overall duration limit on a Fund's portfolio securities. Thus, the use of a longer-term security may require a Fund to hold offsetting short-term securities to balance the Fund's portfolio such that the Fund's duration does not exceed the maximum permitted for the Fund in the Prospectuses.

     The requirements for qualification as a regulated investment company also may limit the extent to which a Fund may enter into futures, futures options or forward contracts. See "Taxation."

     Risks Associated with Futures and Futures Options. There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

     Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

     There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or a futures option position, and that Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

     Additional Risks of Options on Securities, Futures Contracts, Options on Futures Contracts, and Forward Currency Exchange Contracts and Options Thereon. Options on securities, futures contracts, options on futures contracts, and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Trust's ability to act upon economic events occurring in foreign markets during non-business hours in the United States,
(iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

     Swap Agreements. The Funds may enter into interest rate, index and currency exchange rate swap agreements. These transactions are entered into in a attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

     Most swap agreements entered into by the Funds would calculate the obligations of the parties to the agreement on a "net basis." Consequently, a Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, to avoid any potential leveraging of the Fund's portfolio. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the Funds' investment restriction concerning senior securities. A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's assets.

     Whether a Fund's use of swap agreements will be successful in furthering its investment objective of total return will depend on the Adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Funds will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Funds' repurchase agreement guidelines). Certain restrictions imposed on the Funds by the Internal Revenue Code may limit the Funds' ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

     Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC effective February 22, 1993. To qualify for this exemption, a swap agreement must be entered into by "eligible participants," which includes the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

     This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that (1) have individually tailored terms, (2) lack exchange-style offset and the use of a clearing organization or margin system, (3) are undertaken in conjunction with a line of business, and (4) are not marketed to the public.

     Structured Notes. Structured notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. To the extent a Fund invests in these securities, however, the Adviser analyzes these securities in its overall assessment of the effective duration of the Fund's portfolio in an effort to monitor the Fund's interest rate risk.

Warrants to Purchase Securities

     The Funds may invest in or acquire warrants to purchase equity or fixed income securities. Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit a Fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.

     A Fund will not invest more than 5% of its net assets, valued at the lower of cost or market, in warrants to purchase securities. Included within that amount, but not to exceed 2% of the Fund's net assets, may be warrants that are not listed on the New York or American Stock Exchanges. Warrants acquired in units or attached to securities will be deemed to be without value for purposes of this restriction.

Illiquid Securities

     The Funds may invest up to 15% of their net assets in illiquid securities (10% in the case of the PIMCO Money Market Fund). The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Illiquid securities are considered to include, among other things, written over-the-counter options, securities or other liquid assets being used as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), and other securities whose disposition is restricted under the federal securities laws (other than securities issued pursuant to Rule 144A under the 1933 Act and certain commercial paper that the Adviser has determined to be liquid under procedures approved by the Board of Trustees).

Social Investment Policies

     The PIMCO Low Duration III and Total Return III Funds will not, as a matter of non-fundamental operating policy, invest in the securities of any issuer determined by the Adviser to be engaged principally in the provision of healthcare services, the manufacture of alcoholic beverages, tobacco products, pharma ceuticals, military equipment, or the operation of gambling casinos. The Funds will also avoid, to the extent possible on the basis of information available to the Adviser, the purchase of securities of issuers engaged in the production or trade of pornographic materials. An issuer will be deemed to be principally engaged in an activity if it derives more than 10% of its gross revenues from such activities. Evaluation of any particular issuer with respect to these criteria may involve the exercise of subjective judgment by the Adviser. The Adviser's determination of issuers engaged in such activities at any given time will, however, be based upon its good faith interpretation of available information and its continuing and reasonable best efforts to obtain and evaluate the most current information available, and to utilize such information, as it becomes available, promptly and expeditiously in portfolio management for the Funds. In making its analysis, the Adviser may rely, among other things, upon information contained in such publications as those produced by the Investor Responsibility Research Center, Inc.


                            INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions

     Each Fund's investment objective, except for the PIMCO Global Bond Fund II, as set forth in the Prospectuses under "Investment Objectives and Policies," together with the investment restrictions set forth below, are fundamental policies of the Fund and may not be changed with respect to a Fund without shareholder approval by vote of a majority of the outstanding shares of that Fund. Under these restrictions a Fund may not:

  (1)(a) invest in a security if, as a result of such investment, more than 25% of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply (a) to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (or repurchase agreements with respect thereto) and (b) with respect to the Money Market Fund, to securities or obligations issued by U.S. banks;

    (b) for the Global Bond Fund II, concentrate more than 25% of the value of its total assets in any one industry (The SEC staff takes the position that investments in government securities of a single foreign country (including agencies and instrumentalities of such government, to the extent such obligations are backed by the assets and revenues of such government) represent investments in a separate industry for these purposes.);

  (2) with respect to 75% of its assets, invest in a security if, as a result of such investment, more than 5% of its total assets (taken at market value at the time of such investment) would be invested in the securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (This investment restriction is not applicable to the Real Return Bond Fund, the Commercial Mortgage Securities Fund, the Foreign Bond Fund, the Global Bond Fund, Global Bond Fund II or the International Bond Fund.);

  (3) with respect to 75% of its assets, invest in a security if, as a result of such investment, it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any one issuer (This restriction is not applicable to the Real Return Bond Fund, the Commercial Mortgage Securities Fund, the Foreign Bond Fund, the Global Bond Fund, Global Bond Fund II or the International Bond Fund);

  (4)(a) purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein;

    (b) for the Global Bond Fund II, purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, including securities of real estate investment trusts, and may purchase securities which are secured by interests in real estate;

  (5) purchase or sell commodities or commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit a Fund, subject to restrictions described in the Prospectuses and elsewhere in this Statement of Additional Information, from purchasing, selling or entering into futures contracts, options on futures contracts, foreign currency forward contracts, foreign currency options, or any interest rate, securities-related or foreign currency-related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws (This restriction is not applicable to the Global Bond Fund II, but see non-fundamental restriction "L".);

  (6) for the High Yield, Total Return III, International and StocksPLUS Funds: purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but it may make margin deposits in connection with transactions in options, futures, and options on futures;

  (7)(a) borrow money, issue senior securities, or pledge, mortgage or hypothecate its assets, except that a Fund may (i) borrow from banks or enter into reverse repurchase agreements, or employ similar investment techniques, and pledge its assets in connection therewith, but only if immediately after each borrowing there is asset coverage of 300% and (ii) enter into transactions in options, futures, options on futures, and other derivative instruments as described in the Prospectuses and in this Statement of Additional Information (the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a when-issued or delayed delivery basis, collateral arrangements with respect to initial or variation margin deposits for futures contracts and commitments entered into under swap agreements or other derivative instruments, will not be deemed to be pledges of a Fund's assets);

    (b) for the Global Bond Fund II, borrow money in excess of 10% of the value (taken at the lower of cost or current value) of the Fund's total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes (Such borrowings will be repaid before any additional investments are purchased.); or pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 10% of the Fund's total assets (taken at cost) and then only to secure borrowings permitted above (The deposit of securities or cash or cash equivalents in escrow in connection with the writing of covered call or put options, respectively, is not deemed to be pledges or other encumbrances. For the purpose of this restriction, collateral arrangements with respect to the writing of options, futures contracts, options on futures contracts, and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures or related options are deemed to be the issuance of a senior security.);

  (8) lend any funds or other assets, except that a Fund may, consistent with its investment objective and policies: (a) invest in debt obligations, including bonds, debentures, or other debt securities, bankers' acceptances and commercial paper, even though the purchase of such obligations may be deemed to be the making of loans, (b) enter into repurchase agreements, and (c) lend its portfolio securities in an amount not to exceed one-third of the value of its total assets, provided such loans are made in accordance with applicable guidelines established by the Securities and Exchange Commission and the Trustees of the Trust (This restriction is not applicable to the Global Bond Fund II, but see non-fundamental restriction "M".);

  (9)(a) act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws;

    (b) for the Global Bond Fund II, underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws; or

  (10)(a) for the High Yield, Total Return III, and StocksPLUS Funds: maintain a short position, or purchase, write or sell puts, calls, straddles, spreads or combinations thereof, except as set forth in the Prospectuses and in this Statement of Additional Information for transactions in options, futures, options on futures, and transactions arising under swap agreements or other derivative instruments;

    (b) for the Money Market, Short-Term, Low Duration, Low Duration II, Low Duration III, Moderate Duration, Total Return, Total Return II, Commercial Mortgage Securities, Long-Term U.S. Government, Foreign Bond, Global Bond, International, StocksPLUS Short Strategy and Strategic Balanced Funds: maintain a short position, or purchase, write or sell puts, calls, straddles, spreads or combinations thereof, except on such conditions as may be set forth in the Prospectuses and in this Statement of Additional Information.

Non-Fundamental Investment Restrictions

     Each Fund is also subject to the following non-fundamental restrictions and policies (which may be changed without shareholder approval) relating to the investment of its assets and activities. Unless otherwise indicated, a Fund may not:

  (A)(a) invest for the purpose of exercising control or management;

    (b) for the Global Bond Fund II, make investments for the purpose of gaining control of a company's management;

  (B)(a) purchase securities of other investment companies, except that a Fund may, for temporary purposes, purchase shares of money market mutual funds, subject to such restrictions as may be imposed by the Investment Company Act of 1940 and rules thereunder, or by any State in which shares of the Fund are registered (collateral arrangements with respect to securities on loan from a Fund are not considered to involve the purchase of securities by the Fund and are not subject to this restriction);

    (b) for the Global Bond Fund II, invest in securities of other investment companies, except by purchase in the open market involving only customary brokers' commissions (For purposes of this restriction, foreign banks and foreign insurance companies or their respective agents or subsidiaries are not considered investment companies. Under the 1940 Act no registered investment company may (a) invest more than 10% of its total assets (taken at current value) in securities of other investment companies, (b) own securities of any one investment company having a value in excess of 5% of its total assets (taken at current value), or (c) own more than 3% of the outstanding voting stock of any one investment company.);

  (C)(a) invest more than 15% of the net assets of a Fund (10% in the case of the PIMCO Money Market Fund) (taken at market value at the time of the investment) in "illiquid securities," illiquid securities being defined to include securities subject to legal or contractual restrictions on resale (which may include private placements), repurchase agreements maturing in more than seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), certain options traded over the counter that a Fund has purchased, securities or other liquid assets being used to cover such options a Fund has written, securities for which market quotations are not readily available, or other securities which legally or in the Adviser's opinion may be deemed illiquid (other than securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper that PIMCO has determined to be liquid under procedures approved by the Board of Trustees);

    (b) for the Global Bond Fund II, invest in (a) securities which at the time of such investment are not readily marketable, (b) securities the disposition of which is restricted under federal securities laws, (c) repurchase agreements maturing in more than seven days (d) OTC options (to the extent described above), and (e) IO/PO Strips (as defined in the Prospectuses) if, as a result, more than 15% of the Fund's net assets, taken at current value, would then be invested in securities described in (a), (b), (c), (d) and (e) above (For the purpose of this restriction securities subject to a 7-day put option or convertible into readily saleable securities or commodities are not included with subsections (a) or (b).); or purchase securities the disposition of which is restricted under the federal securities laws (excluding for purposes of this restriction securities offered and sold pursuant to Rule 144A of the Securities Act of 1933 and Section 4(2) commercial paper) if, as a result, such investments would exceed 10% of the value of the net assets of the Fund; provided, however, that so long as a similar restriction applies under the Ohio Administrative Code, the Fund will invest no more than 15% of its total assets in the securities of issuers which together with any predecessors have a record of less than three years continuous operation or securities of issuers which are restricted as to disposition (including Rule 144A securities and Section 4(2) commercial paper);

  (D)(a) invest in a security if, as a result of such investment, more than 5% of its total assets (taken at market value at the time of such investment) would be invested in securities of issuers (other than issuers of Federal agency obligations) having a record, together with predecessors or unconditional guarantors, of less than three years of continuous operation;

    (b) for the Global Bond Fund II, invest in securities of an issuer, which, together with any predecessors or controlling persons, has been in operation for less than three consecutive years and in equity securities for which market quotations are not readily available (excluding restricted securities) if, as a result, the aggregate of such investments would exceed 5% of the value of the Fund's net assets; provided, however, that this restriction shall not apply to any obligation of the U.S. Government or its instrumentalities or agencies (Debt securities having equity features are not considered "equity securities" for purposes of this restriction.);

  (E)(a) purchase or retain securities of any issuer if 5% of the securities of such issuer are owned by those officers and directors or trustees of the Trust or of the Adviser who each own beneficially more than one-half of 1% of its securities;

    (b) for the Global Bond Fund II, invest in securities of any issuer if, to the knowledge of the Trust, any officers and Trustees of the Trust and officers and directors of the Adviser who individually own beneficially more than 1/2 of 1% of the securities of that issuer, own beneficially in the aggregate more than 5% of the securities of such issuer;

  (F) purchase securities for the Fund from, or sell portfolio securities to, any of the officers and directors or trustees of the Trust or of the Adviser (This restriction is not applicable to the Global Bond Fund II.);

  (G)(a) for the PIMCO Money Market, Short-Term, Low Duration, Low Duration II, Low Duration III, Moderate Duration, Total Return, Total Return II, Commercial Mortgage Securities, Long-Term U.S. Government, Foreign Bond, Global Bond, StocksPLUS Short Strategy and Strategic Balanced Funds: purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but it may make margin deposits in connection with covered transactions in options, futures, options on futures and short positions;

    (b) for the Global Bond Fund II, purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities (For this purpose, the deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.);

  (H) invest more than 5% of the assets of a Fund (taken at market value at the time of investment) in any combination of interest only, principal only, or inverse floating rate securities (This restriction is not applicable to the Global Bond Fund II, but see fundamental investment restriction 7(b).);

  (I) borrow money (excluding dollar rolls and reverse repurchase agreements, which are subject to the Fund's fundamental borrowing restriction), except for temporary administrative purposes (This restriction is not applicable to the Global Bond Fund II, but see fundamental investment restriction 7(b).);

  (J)(a) for the PIMCO Short-Term, Low Duration and Low Duration III Funds, invest greater than 5% of its assets in the securities of issuers based in Newly Industrialized Countries ("NICs"); and

    (b) for the remaining Fixed Income Funds, except for the PIMCO Foreign Bond, Global Bond, Global Bond II and International Bond Funds, invest greater than 10% of its assets in the securities of issuers based in NICs.

  (K) for the Global Bond Fund II, make short sales of securities or maintain a short position for the account of the Fund unless at all times when a short position is open the Fund owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short;

  (L) for the Global Bond Fund II, purchase or sell commodities or commodity contracts except that the Fund may purchase and sell financial futures contracts and related options;

  (M) for the Global Bond Fund II, make loans, except by purchase of debt obligations or by entering into repurchase agreements or through the lending of the Fund's portfolio securities with respect to not more than 25% of its total assets;

  (N) for the Global Bond Fund II, invest in warrants or rights excluding options (other than warrants or rights acquired by the Fund as a part of a unit or attached to securities at the time of purchase) if as a result such investments (valued at the lower of cost or market) would exceed 5% of the value of the Fund's net assets; provided that not more than 2% of the Fund's net assets may be invested in warrants not listed on the New York or American Stock Exchanges;

  (O) for the Global Bond Fund II, write (sell) or purchase options except that the Fund may (a) write covered call options or covered put options on securities that it is eligible to purchase (and on stock indices) and enter into closing purchase transactions with respect to such options, and (b) in combination therewith, or separately, purchase put and call options on securities it is eligible to purchase, provided that the premiums paid by the Fund on all outstanding options it has purchased do not exceed 5% of its total assets (The Fund may enter into closing sale transactions with respect to options it has purchased.);

  (P) for the Global Bond Fund II, buy or sell oil, gas or other mineral leases, rights or royalty contracts;

  (Q) for the Global Bond Fund II, purchase or sell real estate, including investments in limited partnerships that invest directly in real estate; provided, however, that the Fund may invest in readily marketable interests in real estate investment trusts or readily marketable securities of companies that invest in real estate; or

  (R) for the Global Bond Fund II, engage in short-term trading as a matter of policy; provided, however, that in pursuing the Fund's investment objective, the Adviser will continue to monitor all securities positions of the Fund and will seek to dispose of any position that it believes is no longer consistent with achieving optimum performance.

     In addition, the Trust has adopted a non-fundamental policy pursuant to which each Fund that may invest in securities denominated in foreign currencies, except the PIMCO Global Bond Fund, will hedge at least 75% of its exposure to foreign currency using the techniques described in the Prospectuses. There can be no assurance that currency hedging techniques will be successful.

     Under the 1940 Act, a "senior security" does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed. Notwithstanding the provisions of fundamental investment restriction (7)(a) above, a Fund may borrow money for temporary administrative purposes. To the extent that borrowings for temporary administrative purposes exceed 5% of the total assets of a Fund (except the PIMCO Global Bond Fund II), such excess shall be subject to the 300% asset coverage requirement of that restriction.

     The staff of the SEC has taken the position that purchased over-the-counter ("OTC") options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Funds have adopted an investment policy pursuant to which a Fund will not purchase or sell OTC options if, as a result of such transactions, the sum of the market value of OTC options currently outstanding which are held by the Fund, the market value of the underlying securities covered by OTC call options currently outstanding which were sold by the Fund and margin deposits on the Fund's existing OTC options on futures contracts exceeds 15% of the net assets of the Fund, taken at market value, together with all other assets of the Fund which are illiquid or are otherwise not readily marketable. However, if an OTC option is sold by the Fund to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and if the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities equal to the repurchase price less the amount by which the option is "in-the-money" (i.e., current market value of the underlying securities minus the option's strike price). The repurchase price with the primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option, plus the amount by which the option is "in-the-money." This policy is not a fundamental policy of the Funds and may be amended by the Trustees without the approval of shareholders. However, the Funds will not change or modify this policy prior to the change or modification by the SEC staff of its position.

     The Trust has undertaken with a state securities commission that it will interpret the provisions of fundamental investment restriction (5) to prohibit the Trust's investment in oil, gas or other mineral leases and that it will interpret the provisions of investment restriction (4)(a) to prohibit the Trust's investment in real estate limited partnerships.

     With respect to each Fund, except the PIMCO StocksPLUS Short Strategy Fund, the Trust has agreed with a state securities commission that as an operating policy, the dollar amount of short sales (other than short sales against the box) at any time shall not exceed 25% of the net equity of a Fund, and the value of securities of any one issuer in which a Fund is short shall not exceed 2% of the Fund's net assets or 2% of the securities of any class of any issuer.

     The Trust has undertaken to a state securities commission that the aggregate premiums paid on all options held at any time by the Trust will be limited to 20% of the Trust's total net asset value, and that the Trust will engage in writing options on securities only if such options are issued by the Options Clearing Corporation or are written by the Trust with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York. Furthermore, pursuant to a restriction imposed by a state securities commission, the Adviser waives its fee on all Trust assets invested temporarily in shares of money market mutual funds pursuant to restriction (B)(a), above.

     The Trust has undertaken to a state securities commission that the Funds will limit their investment in restricted securities (defined as securities in which the Trust is restricted from selling to the public without registration under the 1933 Act) to no more than 10% of their total assets.

     Unless otherwise indicated, all limitations applicable to Fund investments (as stated above and elsewhere in this Statement of Additional Information) apply only at the time a transaction is entered into. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed to be of comparable quality), or change in the percentage of Fund assets invested in certain securities or other instruments, or change in the average duration of a Fund's investment portfolio, resulting from market fluctuations or other changes in a Fund's total assets will not require a Fund to dispose of an investment until the Adviser determines that it is practicable to sell or close out the investment without undue market or tax consequences to the Fund. In the event that ratings services assign different ratings to the same security, the Adviser will determine which rating it believes best reflects the security's quality and risk at that time, which may be the higher of the several assigned ratings.


                            MANAGEMENT OF THE TRUST

Trustees and Officers

     The Trustees and Executive Officers of the Trust, their business address and principal occupations during the past five years are as follows (unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Suite 360, Newport Beach, California 92660):


                                 Position with         Principal Occupation(s)
Name, Address and Age              the Trust         During the Past Five Years
--------------------------------------------------------------------------------

Brent R. Harris*             Chairman of the         Managing Director, PIMCO;
Age 37                       Board and Trustee       Director, Harris Holdings;
                                                     Director, Harris Oil
                                                     Company; Chairman and
                                                     Director, PIMCO Commercial
                                                     Mortgage Securities Trust,
                                                     Inc.  Formerly Principal,
                                                     Senior Vice President and
                                                     Vice President of PIMCO.

Guilford C. Babcock          Trustee                 Associate Professor of
School of Business                                   Finance, University of
Administration, University                           Southern California;
 of                                                  Director, PIMCO Commercial
Southern California,                                 Mortgage Securities Trust,
Los Angeles, California                              Inc.; Director, AMCAP Fund
90089-1421                                           and Fundamental Investors
Age 65                                               Fund of the Capital Group;
                                                     Director, Good Hope
                                                     Medical Foundation.

Vern O. Curtis               Trustee                 Private Investor; Director
15213 N.W. Francesca Drive                           of 16 Real Estate
Portland, Oregon                                     Investment Trusts
97229                                                affiliated with Public
Age 62                                               Storage, Inc.; Director,
                                                     PIMCO Commercial Mortgage
                                                     Securities Trust, Inc.
                                                     Formerly Charitable Work,
                                                     The Church of Jesus Christ
                                                     of Latter Day Saints.

                           Positions with         Principal Occupation(s)
Name, Address and Age         the Trust          During the Past Five Years

--------------------------------------------------------------------------------

Thomas P. Kemp               Trustee                Co-Chairman, U.S. Committee
359 San Miguel                                      Assist Russian Reform;
Suite 110                                           Director
Newport Beach, California                           Union Financial Corp;
92660-7807                                          Director
Age 66                                              PIMCO Commercial Mortgage
                                                    Securities Trust, Inc.
                                                    Formerly Senior Consultant,
                                                    World Cup 1994 Organizing
                                                    Committee; Chairman and CEO
                                                    of Coca Cola Bottling
                                                    Company of L.A.

William J. Popejoy           Trustee                Chairman, Western Vinyl
10036 Freeman Avenue                                Manufacturing; Partner,
Santa Fe Springs,                                   Butler Popejoy Group;
 California                                         Director, PIMCO Commercial
90670                                               Mortgage Securities Trust,
Age 58                                              Inc.  Formerly Chief
                                                    Executive Officer, Orange
                                                    County, California;
                                                    Principal, Castine Partners.

R. Wesley Burns              President              Executive Vice President,
Age 37                                              PIMCO.  Formerly Vice
                                                    President, PIMCO.

William H. Gross             Senior Vice President  Managing Director, PIMCO.
Age 52

Margaret Isberg              Senior Vice President  Executive Vice President,
Age 40                                              PIMCO.

Leland T. Scholey            Senior Vice President  Senior Vice President,
Age 44                                              PIMCO.  Formerly Vice
                                                    President, PIMCO.

Andrew C. Ward               Senior Vice President  Vice President, PIMCO.
Age 36

Michael G. Dow               Vice President         Account Manager, PIMCO.
Age 33                                              Formerly Fixed Income
                                                    Specialist, Salomon
                                                    Brothers, Inc.; Vice
                                                    President Operations,
                                                    Citibank NA Global Consumer
                                                    Banking Group.

U. Teri Frisch               Vice President         Account Manager, PIMCO.
Age 43

Raymond C. Hayes             Vice President         Account Manager, PIMCO.
Age 52                                              Formerly Marketing
                                                    Director, Pacific Financial
                                                    Asset Management
                                                    Corporation.

                            Positions with      Principal Occupation(s)
Name, Address and Age        the Trust        During the Past Five Years

--------------------------------------------------------------------------------

Dean S. Meiling              Vice President         Managing Director, PIMCO.
Age 48

James F. Muzzy               Vice President         Managing Director, PIMCO.
Age 57

Douglas J. Ongaro            Vice President         Account Manager, PIMCO.
Age 35                                              Formerly Regional Marketing
                                                    Manager, Charles Schwab &
                                                    Co., Inc.

Jeffrey M. Sargent           Vice President         Vice President and Manager
Age 34                                              of Fund Shareholder
                                                    Servicing, PIMCO.  Formerly
                                                    Project Specialist, PIMCO.

William S. Thompson, Jr.     Vice President         Chief Executive Officer and
Age 51                                              Managing Director, PIMCO.
                                                    Formerly Managing Director,
                                                    Salomon Brothers, Inc.

Teresa A. Wagner             Vice President         Vice President and Manager
Age 34                                              of Fund Administration,
                                                    PIMCO.  Vice President and
                                                    Assistant Clerk, PIMCO
                                                    Funds:  Multi-Manager
                                                    Series; Assistant Clerk,
                                                    Cash Accumulation Trust.
                                                    Formerly Vice President,
                                                    PIMCO Advisors
                                                    Institutional Services;
                                                    Finance Director, Pacific
                                                    Financial Asset Management
                                                    Corporation.

Kristen M. Wilsey            Vice President         Vice President, PIMCO.
Age 36                                              Formerly Account Manager,
                                                    PIMCO; Vice President,
                                                    Pacific Financial Asset
                                                    Management Corporation.

John P. Hardaway             Treasurer              Vice President and Manager
Age 39                                              of Fund Operations, PIMCO.

Garlin G. Flynn              Secretary              Senior Fund Administrator,
Age 50                                              PIMCO.  Formerly Senior
                                                    Mutual Fund Analyst, PIMCO
                                                    Advisors Institutional
                                                    Services; Senior Mutual
                                                    Fund Analyst, Pacific
                                                    Financial Asset Management
                                                    Corporation.


                            Position with         Principal Occupation(s)
Name, Address and Age         the Trust          During the Past Five Years

--------------------------------------------------------------------------------

Joseph D. Hattesohl          Assistant Treasurer  Manager of Fund Taxation,
Age 33                                            PIMCO.  Formerly Director of
                                                  Financial Reporting, Carl I.
                                                  Brown & Co.; Tax Manager,
                                                  Price Waterhouse LLP.

Michael J. Willemsen         Assistant Secretary  Project Lead, PIMCO.
Age 37                                            Formerly Shareholder Services
                                                  Specialist, PIMCO.

--------------------
          *Mr. Harris is an "interested person" of the Trust (as that term is defined in the 1940 Act) because of his affiliations with PIMCO.

Compensation Table

          The following table sets forth information regarding compensation received by the Trustees for the year ended March 31, 1996.

                              Aggregate         Total Compensation from
                             Compensation        Trust and Fund Complex
     Name and Position       from Trust/1/        Paid to Trustees/2/
     -----------------       -------------        -------------------

     Guilford C. Babcock       $   22,500               $   32,500
     Trustee

     Vern O. Curtis            $   22,500               $   32,500
     Trustee

     Thomas P. Kemp            $   22,500               $   32,500
     Trustee

     William J. Popejoy        $18,167/3/               $25,167/3/
     Trustee

--------------------

     /1/ Effective October 1, 1995, Trustees, other than those affiliated with the Adviser or its affiliates, receive an annual retainer of $20,000 plus $2,500 for each Board of Trustees meeting attended, plus reimbursement of related expenses. For the fiscal year ended March 31, 1996, the unaffiliated Trustees as a group received reimbursement of such fees and expenses aggregating $85,667.

     /2/ Each Trustee also serves as a Director of PIMCO Commercial Mortgage Securities Trust, Inc., a registered closed-end management investment company. For their services, the Directors who are unaffiliated with the Adviser or its affiliates receive an annual retainer of $6,000 plus $1,000 for each Board of Directors meeting attended, plus reimbursement of related expenses. For the fiscal year ended December 31, 1995, the unaffiliated Trustees as a group received reimbursement of such fees and expenses aggregating $32,000.

     /3/ Mr. Popejoy resigned as a Trustee in February 1995, and rejoined the Boards of both the Trust and PIMCO Commercial Mortgage Securities Trust, Inc. in August, 1995, and thus received a pro rata portion of his annual retainers.

Investment Adviser

     PIMCO serves as investment adviser to the Funds pursuant to an investment advisory contract ("Advisory Contract") between PIMCO and the Trust. PIMCO is a subsidiary partnership of PIMCO Advisors. A majority interest of PIMCO Advisors is held by PIMCO Partners, G.P., a general partnership between Pacific Investment Management Company, a California corporation and indirect wholly owned subsidiary of Pacific Mutual Life Insurance Company ("Pacific Mutual"), and PIMCO Partners, LLC ("PIMCO Partners"), a limited liability company controlled by the PIMCO Managing Directors.

     PIMCO is responsible for making investment decisions and placing orders for the purchase and sale of the Trust's investments directly with the issuers or with brokers or dealers selected by it in its discretion. See "Portfolio Transactions." PIMCO also furnishes to the Board of Trustees, which has overall responsibility for the business and affairs of the Trust, periodic reports on the investment performance of each Fund.

     Under the terms of the Advisory Contract, PIMCO is obligated to manage the Funds in accordance with applicable laws and regulations. The investment advisory services of PIMCO to the Trust are not exclusive under the terms of the Advisory Contract. PIMCO is free to, and does, render investment advisory services to others. The current Advisory Contract was approved by the Board of Trustees, including a majority of the Trustees who are not parties to the Advisory Contract or interested persons of such parties ("Independent Trustees"), at a meeting held on May 31, 1994, as supplemented at a meeting held on May 23, 1995, and was last approved by the Trustees on August 27, 1996 and by shareholders of all then-operational Funds on October 17, 1994.

     The Advisory Contract will continue in effect on a yearly basis provided such continuance is approved annually (i) by the holders of a majority of the outstanding voting securities of the Trust or by the Board of Trustees and (ii) by a majority of the Independent Trustees. The Advisory Contract may be terminated without penalty by vote of the Trustees or the shareholders of the Trust, or by the Adviser, on 60 days' written notice by either party to the contract and will terminate automatically if assigned.

     The current Advisory Contract was executed in connection with the consolidation of PIMCO, Pacific Investment Administrative Services Company ("PIASCo"), Thomson Advisory Group L.P. and certain other affiliated entities (the "Consolidation"). Prior to the Consolidation, and since the inception of each of the Funds, PIMCO had served as investment adviser to the Funds, pursuant to an advisory contract, last approved by the Trustees April 14, 1993, and by shareholders of the then-operational Funds on August 21, 1992 (the "Prior Advisory Contract"). The terms and conditions of the Advisory Contract are identical in all material respects to the Prior Advisory Contract, with the exception of the identity of the service provider, its effective date and termination date, and the amendment recently effected in connection with the adoption of a new service and fee arrangement for the Funds.

     The Adviser currently receives a monthly investment advisory fee from each Fund at an annual rate based on average daily net assets of the Funds as follows:

                                                                       Advisory
Fund                                                                   Fee Rate
----                                                                   --------
Money Market Fund ..................................................... 0.15%
Commercial Mortgage Securities, StocksPLUS, StocksPLUS Short Strategy,
 and Strategic Balanced Funds.......................................... 0.40%
All other Funds........................................................ 0.25%

     For the fiscal years ended March 31, 1996, 1995, and 1994, the aggregate amount of the advisory fees paid by each operational Fund was as follows:

                                  Year Ended      Year Ended      Year Ended
Fund                                3/31/96         3/31/95         3/31/94
----                                -------         -------         -------

Money Market Fund*                $    10,118     $       N/A     $       N/A
Short-Term Fund                       249,319         383,063         158,599
Low Duration Fund                   6,267,607       5,756,981       4,844,060
Low Duration Fund II                  575,730         461,261         379,106
High Yield Fund                     1,186,819         830,832         320,749
Total Return Fund                  22,775,075      15,223,950      10,647,574
Total Return Fund II*                 486,935             N/A             N/A
Total Return Fund III                 327,029         258,080         229,699
Long-Term U.S. Government Fund        101,042          91,533          72,884
Foreign Bond Fund                     640,157         921,902         977,658
Global Bond Fund                      264,783         177,065          28,608
Global Bond Fund II**                     N/A             N/A             N/A
International Bond Fund             4,937,820       1,142,716       6,831,045
StocksPLUS Fund                       324,388         109,177          30,476

--------------------

          *The PIMCO Money Market Fund, for the fiscal years ended October 31, 1995 and 1994, paid aggregate advisory fees in the amount of $14,500 and $9,903, respectively. The PIMCO Total Return Fund II, for the fiscal years ended October 31, 1995 and 1994, paid aggregate advisory fees in the amount of
$1,009,081 and $907,044, respectively.    See "The Reorganization of the PIMCO
Money Market and Total Return II Funds" for additional information.

          **The PIMCO Global Bond Fund II, for the fiscal year ended September 30, 1996, paid aggregate management fees in the amount of $54,325, pursuant to a management contract between PIMCO Advisors Funds and PIMCO Advisors, under which PIMCO Advisors provided or procured investment advisory services for the Fund. See "The Reorganization of the PIMCO Global Bond Fund II" for additional information.

          In connection with the former expense limitation provision, which was terminated October 1, 1995, the Adviser reimbursed advisory fees for the fiscal years ended March 31, 1996, 1995, and 1994, in the following amounts:

                                  Year Ended      Year Ended      Year Ended
Fund                                3/31/96         3/31/95         3/31/94
----                                -------         -------         -------

Short-Term Fund                     $ 10,244        $  8,045        $ 24,770
Low Duration Fund                          0               0               0
High Yield Fund                            0         (42,986)         27,055
Low Duration Fund II                       0         (16,480)        (20,008)
Total Return Fund                          0               0               0
Total Return Fund III                  1,775            (633)         11,945
Long-Term U.S. Government Fund        13,554          23,964          29,521
Foreign Bond Fund                          0               0               0
Global Bond Fund                     (17,114)        (34,409)         40,281
International Bond Fund                    0               0               0
StocksPLUS Fund                       26,176          53,148          43,574

Fund Administrator

          PIMCO also serves as Administrator to the Funds pursuant to an administration agreement dated November 15, 1994, as amended (the "Administration Agreement"). PIMCO provides the Funds with certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other Fund service providers. PIMCO may in turn use the facilities or assistance of its affiliates to provide certain services under the Administration Agreement, on terms agreed between PIMCO and such affiliates. The administrative services provided by PIMCO include but are not limited to: (1) shareholder servicing functions, including preparation of shareholder reports and communications, (2) regulatory compliance, such as reports and filings with the SEC and state securities commissions, and (3) general supervision of the operations of the Funds, including coordination of the services performed by the Funds' transfer agent, custodian, legal counsel, independent accountants, and others. PIMCO (or an affiliate of PIMCO) also furnishes the Funds with office space facilities required for conducting the business of the Funds, and pays the compensation of those officers, employees and Trustees of the Trust affiliated with PIMCO. In addition, PIMCO, at its own expense, arranges for the provision of legal, audit, custody, transfer agency and other services for the Funds, and is responsible for the costs of registration of the Trust's shares and the printing of prospectuses and shareholder reports for current shareholders. PIMCO has contractually agreed to provide these services, and to bear these expenses, at the following rates for each Fund (each expressed as a percentage of the Fund's average daily net assets attributable to its classes of shares on an annual basis):

                                                    Administrative Fee Rate
                                                    -----------------------

                                                  Institutional and     Class A,
Fund                                             Administrative Class   B and C
----                                             --------------------   -------

Money Market Fund and Short-Term Fund                  0.20%             0.35%
Moderate Duration Fund                                 0.20%             0.40%
Low Duration Fund and Total Return Fund                0.18%             0.40%
Global Bond Fund and Global Bond Fund II               0.30%             0.45%
Foreign Bond Fund and International Bond Fund          0.25%             0.45%
All other Funds                                        0.25%             0.40%

          Except for the expenses paid by PIMCO, the Trust bears all costs of its operations. The Funds are responsible for: (i) salaries and other compensation of any of the Trust's executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not "interested persons" of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) expenses, such as organizational expenses, which are capitalized in accordance with generally accepted accounting principles; and (viii) any expenses allocated or allocable to a specific class of shares ("Class-specific expenses").

          Class-specific expenses include distribution and service fees payable with respect to different classes of shares and may include certain other expenses as permitted by the Trust's Amended and Restated Multi-Class Plan adopted pursuant to Rule 18f-3 under the 1940 Act and subject to review and approval by the Trustees.

          With respect to the Institutional and Administrative Class shares of each Fund, except the PIMCO Global Bond Fund II, the Administration Agreement may be terminated by the Trustees, or by a vote of the outstanding voting securities of the Trust, or Class as applicable, at any time on 60 days' written notice. Following the expiration of the two-year period commencing with the effectiveness of the agreement, it may be terminated by PIMCO, also on 60 days' written notice. Following its initial two-year term, the agreement will continue from year to year if approved by the Trustees.

          With respect to the Class A, Class B and Class C shares of the PIMCO High Yield, Total Return, Low Duration and Money Market Funds, or with respect to any class of shares of the PIMCO Global Bond Fund II, the Administration Agreement may be terminated by the Trustees, or by a vote of the outstanding voting securities of the Trust, Fund, or Class as applicable, at any time on 60 days' written notice. Following the expiration of the one year period commencing with the effectiveness of the amendment making the Administration Agreement effective with respect to such Funds or Classes, the Agreement may be terminated by PIMCO on 60 days' written notice. With respect to the Class A, Class B and Class C shares of each Fund other than those listed above, the Administration Agreement may be terminated by the Trustees, or by a vote of the outstanding securities of the Trust, or Class as applicable, at any time on 60 days' written notice, or by PIMCO on 60 days' written notice.

          The Administration Agreement is subject to annual approval by the Board, including a majority of the Trust's Independent Trustees (as that term is defined in the 1940 Act). The current Administration Agreement was approved by the Board of Trustees, including all of the Independent Trustees at a meeting held on August 22, 1995. In approving the Administration Agreement, the Trustees determined that: (1) the Administration Agreement is in the best interests of the Funds and their shareholders; (2) the services to be performed under the Agreement are services required for the operation of the Funds; (3) PIMCO is able to provide, or to procure, services for the Funds which are at least equal in nature and quality to services that could be provided by others; and (4) the fees to be charged pursuant to the Agreement are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality. The preceding Administrative Services Contract between the Trust and PIMCO was approved by the Trustees at their meeting held on May 31, 1994, and was approved by shareholders of all then-operational Funds on October 17, 1994.

          A previous Administrative Services Contract ("Prior Contact") between the Trust and PIASCo was initially approved by the Trustees at a meeting held on April 29, 1987 (and by the then-sole shareholder of the Trust at a meeting held on April 30, 1987). The Prior Contract was last approved by the Board of Trustees on February 23, 1993. PIASCo was a wholly owned subsidiary of the predecessor of PIMCO. In connection with the Consolidation, PIMCO assumed the duties of PIASCo as Administrator to the Funds. The terms and conditions of the Administrative Services Contract are substantially identical in all material respects to those of the Prior Contract, with the primary exception of the identity of the service provider, its effective date and termination date, and the amendment recently effected in connection with the adoption of a new service and fee arrangement for the Funds.

          For the fiscal years ended March 31, 1996, 1995, and 1994, the aggregate amount of the administration fees paid by each operational Fund was as follows:

                                  Year Ended      Year Ended     Year Ended
Fund                                3/31/96         3/31/95        3/31/94
----                              -----------     ----------     ----------

Money Market Fund*                $    13,462     $      N/A     $      N/A
Short-Term Fund                       137,477        129,554         52,866
Low Duration Fund                   3,520,078      2,272,874      1,907,377
Low Duration Fund II                  391,248        154,668        126,369
High Yield Fund                       842,032        302,332        109,187
Total Return Fund                  13,084,413      6,059,785      4,228,783
Total Return Fund II*                 486,935            N/A            N/A
Total Return Fund III                 217,584         86,027         76,566
Long-Term U.S. Government Fund         65,155         30,511         24,295
Foreign Bond Fund                     428,175        324,043        361,063
Global Bond Fund                      208,234         57,732          9,536
Global Bond Fund II**                     N/A            N/A            N/A
International Bond Fund             3,800,674        440,899      2,702,418
StocksPLUS Fund                       149,888         24,261          6,772

____________________

          *The PIMCO Money Market Fund, for the fiscal years ended October 31, 1995 and 1994, paid aggregate administration fees in the amount of $24,166 and $16,506, respectively. The PIMCO Total Return Fund II, for the fiscal years ended October 31, 1995 and 1994, paid aggregate administration fees in the amount of $1,009,081 and $907,044, respectively. See "The Reorganization of the PIMCO Money Market and Total Return II Funds" for additional information.

          **The PIMCO Global Bond Fund II, for the fiscal year ended September 30, 1996, paid aggregate management fees in the amount of $54,325, pursuant to a management contract between PIMCO Advisors Funds and PIMCO Advisors, under which PIMCO Advisors provided or procured administrative services for the Fund. See "The Reorganization of the PIMCO Global Bond Fund II" for additional information.

          In connection with the former expense limitation provision which was terminated October 1, 1995, the Administrator reimbursed administration fees for the fiscal years ended March 31, 1996, 1995, and 1994, in the following amounts:

                                   Year Ended   Year Ended   Year Ended
Fund                                 3/31/96      3/31/95      3/31/94
----                                --------     --------     --------

Short-Term Fund                     $  2,923     $  2,295     $  7,068
Low Duration Fund                          0            0            0
Low Duration Fund II                       0       (4,703)      (5,709)
High Yield Fund                            0      (12,266)       7,720
Total Return Fund                          0            0            0
Total Return Fund III                    507         (181)       3,408
Long-Term U.S. Government Fund         3,867        6,838        8,424
Foreign Bond Fund                          0            0            0
Global Bond Fund                      (4,884)      (9,818)      11,494
International Bond Fund                    0            0            0
StocksPLUS Fund                        7,469       15,165       12,574

                          DISTRIBUTION OF TRUST SHARES

Distributor and Multi-Class Plan

          PIMCO Funds Distribution Company (the "Distributor") serves as the distributor of each class of the Trust's shares pursuant to a distribution contract ("Distribution Contract") with the Trust which is subject to annual approval by the Board. The Distributor is a wholly owned subsidiary of PIMCO Advisors. The Distribution Contract is terminable with respect to a Fund or class without penalty, at any time, by the Fund or class by not more than 60 days' nor less than 30 days' written notice to the Distributor, or by the Distributor upon not more than 60 days' nor less than 30 days' written notice to the Trust. The Distributor is not obligated to sell any specific amount of Trust shares.

          The Distribution Contract will continue in effect with respect to each Fund and each class of shares thereof for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Trustees who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the Distribution Contract or the Distribution and/or Servicing Plans described below; and (ii) by the vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose. If the Distribution Contract is terminated (or not renewed) with respect to one or more Funds or classes thereof, it may continue in effect with respect to any class of any Fund as to which it has not been terminated (or has been renewed).

          Prior to the Consolidation, Pacific Equities Network ("PEN"), an indirect subsidiary of Pacific Mutual, served as the Trust's Distributor, pursuant to a contract approved by the Board of Trustees, including a majority of the Independent Trustees, at its meeting held on April 29, 1987 (and by the then-sole shareholder of the Trust at a meeting held on April 30, 1987) (the "Prior Distribution Contract"). The Prior Distribution Contract was last approved by the Board of Trustees on February 23, 1993 and by shareholders of the Trust on November 1, 1988.

          The Trust offers five classes of shares: Class A, Class B, Class C, the Institutional Class and the Administrative Class. Class A, Class B and Class C shares of the Trust are offered through firms ("participating brokers") which are members of the National Association of Securities Dealers, Inc. ("NASD"), and which have dealer agreements with the Distributor, or which have agreed to act as introducing brokers for the Distributor ("introducing brokers"). Shares of the Institutional Class are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and high net individuals. (Institutional Class shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to the customer's investment in the Funds. Shares of the Administrative Class are offered primarily through employee benefit plans alliances, broker-dealers, and other intermediaries, and each Fund pays service or distribution fees to such entities for services they provide to shareholders of that class.)

          The Trust has adopted an Amended and Restated Multi-Class Plan ("Multi-Class Plan") pursuant to Rule 18f-3 under the 1940 Act. Under the Multi-Class Plan, shares of each class of each Fund represent an equal pro rata interest in such Fund and, generally, have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each class has a different designation; (b) each class of shares bears any class-specific expenses allocated to it; and (c) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution or service arrangements, and each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. In addition, each class may have a differing sales charge structure, and differing exchange and conversion features.

Contingent Deferred Sales Charge and Initial Sales Charge

          As described in the Retail Prospectus under the caption "How to Redeem," a contingent deferred sales charge is imposed upon certain redemptions of the Class A, Class B and Class C shares. No contingent deferred sales charge is currently imposed upon redemptions of Institutional Class or Administrative Class shares. Because contingent deferred sales charges are calculated on a Fund-by-Fund basis, shareholders should consider whether to exchange shares of one Fund for shares of another Fund prior to redeeming an investment if such an exchange would reduce the contingent deferred sales charge applicable to such redemptions.

          For the fiscal year ended September 30, 1996, the Distributor received $2,704 in contingent deferred sales charges on Class C shares of the Global Bond Fund II while the Fund was a series of PIMCO Advisors Funds ("PAF"). See "The Reorganization of the PIMCO Global Bond Fund II." For the fiscal year ended September 30, 1996, the Distributor received $0 in contingent deferred sales charges on Class A shares of the Fund and $1,946 in contingent deferred sales charges on Class B shares of the Fund.

          In certain cases described in the Retail Prospectus, the contingent deferred sales charge is waived on redemptions of Class A, Class B or Class C shares for certain classes of individuals or entities on account of (i) the fact that the Trust's sales-related expenses are lower for certain of such classes than for classes for which the contingent deferred sales charge is not waived,
(ii) waiver of the contingent deferred sales charge with respect to certain of such classes is consistent with certain Internal Revenue Code policies concerning the favored tax treatment of accumulations, and (iii) with respect to certain of such classes, considerations of fairness, and competitive and administrative factors.

          As described in the Retail Prospectus under the caption "Alternative Purchase Arrangements -- Initial Sales Charge Alternative - Class A Shares," Class A shares of the Trust (except with respect to the Money Market Fund) are sold pursuant to an initial sales charge, which declines as the amount of purchase reaches certain defined levels. For the fiscal year ended September 30, 1996, the Distributor received $48,106, and retained $9,896, in initial sales charges paid by shareholders of the Global Bond Fund II while the Fund was a series of PAF.

Distribution and Servicing Plans for Class A, Class B and Class C Shares

          As stated in the text of the Retail Prospectus under the caption "Distributor and Distribution and Servicing Plans," Class A, Class B and Class C shares of the Trust are continuously offered through participating brokers which are members of the NASD and which have dealer agreements with the Distributor, or which have agreed to act as introducing brokers.

          Pursuant to separate Distribution and Servicing Plans for Class A, Class B and Class C shares (the "Retail Plans"), as described in the Retail Prospectus, in connection with the distribution of Class B and Class C shares of the Trust, the Distributor receives certain distribution fees from the Trust, and in connection with personal services rendered to Class A, Class B and Class C shareholders of the Trust and the maintenance of shareholder accounts, the Distributor receives certain servicing fees from the Trust. Subject to the percentage limitations on these distribution and servicing fees set forth in the Retail Prospectus, the distribution and servicing fees may be paid with respect to services rendered and expenses borne in the past with respect to Class A, Class B and Class C shares as to which no distribution and servicing fees were paid on account of such limitations. As described in the Retail Prospectus, the Distributor pays (i) all or a portion of the distribution fees it receives from the Trust to participating and introducing brokers, and (ii) all or a portion of the servicing fees it receives from the Trust to participating and introducing brokers, certain banks and other financial intermediaries.

          Each Retail Plan may be terminated with respect to any Fund to which the Plan relates by vote of a majority of the Trustees (disinterested Trustees) who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or the Distribution Contract or by vote of a majority of the outstanding voting securities of the relevant class of that Fund. Any change in any Retail Plan that would materially increase the cost to the class of shares of any Fund to which the Plan relates requires approval by the affected class of shareholders of that Fund. The Trustees review quarterly written reports of such costs and the purposes for which such costs have been incurred. Each Retail Plan may be amended by vote of the disinterested Trustees defined above cast in person at a meeting called for the purpose. As long as the Retail Plans are in effect, selection and nomination of those Trustees who are not interested persons of the Trust shall be committed to the discretion of such disinterested persons.

          The Retail Plans will continue in effect with respect to each Fund and each class of shares thereof for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the disinterested Trustees defined above and (ii) by the vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose.

          If a Retail Plan is terminated (or not renewed) with respect to one or more Funds, it may continue in effect with respect to any class of any Fund as to which it has not been terminated (or has been renewed).

          The Retail Plans went into effect for the Funds in January 1997 and no payments were made thereunder prior to the date of this Statement of Additional Information.

          For the fiscal year ended September 30, 1996, PAF paid the Distributor $42,194,641, pursuant to a similar Distribution and Servicing Plan (the "PAF Class C Plan") applicable to the Class C shares of PAF of which $18,448 was allocated to the Global Bond Fund II (which was formerly a PAF Fund which reorganized as a series of the Trust on January 17, 1997).

          The remainder of the total payments made under the PAF Class C Plan for such fiscal years was allocated among other series of PAF which either merged with Funds of the Trust or merged with/reorganized as series of PIMCO
Funds: Multi-Manager Series, an affiliated mutual fund family, in transactions which took place on January 17, 1997.

          During the fiscal year ended September 30, 1996, the amounts collected pursuant to the PAF Class C Plan and the contingent deferred sales charge imposed on Class C shares of the former PAF Funds were used as follows by the
Distributor: sales commissions and other compensation to sales personnel, $32,453,000; preparing, printing and distributing sales material and advertising (including preparing, printing and distributing prospectuses to non-shareholders), and other expenses (including data processing, legal and operations), $8,605,000. The total, if allocated to the Global Bond Fund II based on the net assets attributable to its Class C shares at September 30, 1996, would have been as follows: compensation -- $24,000; sales material and other expenses -- $6,000; total -- $30,000.

          During the fiscal year ended September 30, 1996, unreimbursed expenses of PAF's principal underwriter under the PAF Class C Plan were reduced from $4,191,000 to $2,822,000.

          For the fiscal year ended September 30, 1996, PAF paid the Distributor an aggregate of $1,567,984, pursuant to a Distribution and Servicing Plan applicable to the Class A shares of PAF (the "PAF Class A Plan"), which is similar to the Class A Retail Plan of the Trust. The payments allocated to the Global Bond Fund II were $11,772.

          The remainder of the total payments made under the PAF Class A Plan for such fiscal years was allocated among other series of PAF which either merged with Funds of the Trust or merged with/reorganized as series of PIMCO
Funds: Multi-Manager Series, an affiliated mutual fund family, in transactions which took place on January 17, 1997.

          During the fiscal year ended September 30, 1996, the amounts collected pursuant to the PAF Class A Plan [and the front-end sales charge imposed on Class A shares] were used as follows: commissions and other compensation to dealers, $1,786,000; preparing, printing and distributing materials to shareholders, and other expenses (including data processing, legal and operations), $2,483,000. The total, if allocated to the Global Bond Fund II based on the net assets attributable to its Class A shares at September 30, 1996, would have been as follows: compensation -- $17,000; sales material and other expenses -- $24,000; total -- $41,000.

     For the fiscal year ended September 30, 1996, PAF paid the Distributor an aggregate of $2,107,430, pursuant to a Distribution and Servicing Plan applicable to the Class B shares of PAF (the "PAF Class B Plan") which is similar to the Class B Retail Plan of the Trust. The payments allocated to the Global Bond Fund II were $16,642.

     The remainder of the total payments made under the PAF Class B Plan for such fiscal years was allocated among other series of PAF which either merged with Funds of the Trust or merged with/reorganized as series of PIMCO Funds:
Multi-Manager Series, an affiliated mutual fund family, in transactions which took place on January 17, 1997.

     During the fiscal year ended September 30, 1996, the amounts collected pursuant to the PAF Class B Plan and the contingent deferred sales charge imposed on Class B shares of the former PAF Funds were used as follows by the
Distributor: sales commissions and other compensation to sales personnel, $8,961,000; preparing, printing and distributing sales material and advertising (including preparing, printing and distributing prospectuses to non-shareholders), and other expenses (including data processing, legal and operations), $2,003,000. The total, if allocated to the Global Bond Fund

II based on the net assets attributable to its Class B shares at September 30, 1996, would have been as follows: compensation -- $101,000; sales material and other expenses -- $23,000; total -- $124,000.

     The Trustees believe that the Distribution and Servicing Plans will provide benefits to the Trust. The Trustees believe that the Class A, Class B and Class C Plans will result in greater sales and/or fewer redemptions of Trust shares, although it is impossible to know for certain the level of sales and redemptions of Trust shares that would occur in the absence of the Plans or under alternative distribution schemes. Although the Funds' expenses are essentially fixed, the Trustees believe that the effect of the Retail Plans on sales and/or redemptions may benefit the Trust by reducing Fund expense ratios and/or by affording greater flexibility to Portfolio Managers. From time to time, expenses of the Distributor incurred in connection with the sale of Class B and Class C shares of the Funds, and in connection with the servicing of Class B and Class C shareholders of the Funds and the maintenance of shareholder accounts, may exceed the distribution and servicing fees collected by the Distributor.
The Trustees consider such unreimbursed amounts, among other factors, in determining whether to cause the Funds to continue payments of distribution and servicing fees in the future with respect to Class B and Class C shares.

Distribution and Administrative Services Plans for Administrative Class Shares

     The Trust has adopted an Administrative Services Plan and a Distribution Plan (together, the "Administrative Plans") with respect to the Administrative Class shares of each Fund. Under the terms of each Administrative Plan, the Trust is permitted to reimburse, out of the assets attributable to the Administrative Class shares of each Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of that class, financial intermediaries that provide services in connection with the distribution of Administrative Class shares or administration of plans or programs that use Administrative Class of the Funds shares as their funding medium, and to reimburse certain other distribution related expenses. Under the terms of the Administrative Class Distribution Plan, these services may include, but are not limited to, the following functions: providing facilities to answer questions from prospective investors about a Fund; receiving and answering correspondence, including requests for prospectuses and statements of additional information; preparing, printing and delivering prospectuses and shareholder reports to prospective shareholders; complying with federal and state securities laws pertaining to the sale of Administrative Class shares; and assisting investors in completing application forms and selecting dividend and other account options.

     Under the terms of the Administrative Services Plan, the services may include, but are not limited to, the following functions: receiving, aggregating and processing shareholder orders; furnishing shareholder sub-accounting; providing and maintaining elective shareholder services such as check writing and wire transfer services; providing and maintaining pre-authorized investment plans; communicating periodically with shareholders; acting as the sole shareholder of record and nominee for shareholders; maintaining accounting records for shareholders; answering questions and handling correspondence from shareholders about their accounts; and performing similar account administrative services.

     The same entity may be the recipient of fees under both the Administrative Class Distribution Plan and the Administrative Services Plan, but may not receive fees under both plans with respect to the same assets.

     Each Administrative Plan provides that it may not be amended to materially increase the costs which Administrative Class shareholders may bear under the Plan without the approval of a majority of the outstanding voting securities of the Administrative Class, and by vote of a majority of both (i) the Trustees of the Trust and (ii) those Trustees who are not "interested persons" of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to it (the "Plan Trustees"), cast in person at a meeting called for the purpose of voting on the Plan and any related amendments.

     Each Administrative Plan provides that it may not take effect until approved by vote of a majority of both (i) the Trustees of the Trust and (ii) the disinterested Trustees defined above. The Administrative Class Distribution Plan further provides that it may not take effect unless approved by the vote of a majority of the outstanding voting securities of the Administrative Class.
The Administrative Plans were approved by the Trustees, including the disinterested Trustees, at a meeting held on May 31, 1994.

     Each Administrative Plan provides that it shall continue in effect so long as such continuance is specifically approved at least annually by the Trustees and the disinterested Trustees defined above. Each Administrative Plan provides that any person authorized to direct the disposition of monies paid or payable by a class pursuant to the Plan or any related agreement shall provide to the Trustees, and the Board shall review at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

     Each Administrative Plan provides that expenses payable under the Plan may be carried forward for reimbursement for up to twelve months beyond the date in which the expense is incurred, subject to the limit that not more that 0.25% of the average daily net assets of Administrative Class shares may be used in any month to pay expenses under the Plan. Each Plan requires that Administrative Class shares incur no interest or carrying charges.

     Rules of the NASD limit the amount of distribution fees that may be paid by mutual funds. "Service fees," defined to mean fees paid for providing shareholder services or the maintenance of accounts (but not transfer agency services) are not subject to the limits. The Trust believes that most, if not all, of the fees paid pursuant to both Administrative Plans will qualify as "service fees" and therefore will not be limited by NASD rules.

     For the fiscal year ended March 31, 1996, the Administrative Class shares of the PIMCO Money Market, Short-Term, Low Duration, High Yield, Total Return and Total Return II Funds paid aggregate fees under the Distribution Plan to qualified service providers in the amount of $11, $1,003, $3,442, $701, $141,529, and $3,408, respectively. All of these amounts constituted "service fees" under applicable NASD rules.

Purchases, Exchanges and Redemptions

     Purchases, exchanges and redemptions of Class A, Class B and Class C shares are discussed in the Retail Prospectus under the headings "How to Buy Shares," "Exchange Privilege," and "How to Redeem," and that information is incorporated herein by reference. Purchases, exchanges and redemptions of Institutional and Administrative Class shares are discussed in the Institutional Prospectus under the headings "Purchase of Shares," "Redemption of Shares," and "Net Asset Value," and that information is incorporated herein by reference.

     Certain managed account clients of the Adviser may purchase shares of the Trust. To avoid the imposition of duplicative fees, the Adviser may be required to make adjustments in the management fees charged separately by the Adviser to these clients to offset the generally higher level of management fees and expenses resulting from a client's investment in the Trust.

     Certain clients of the Adviser whose assets would be eligible for purchase by one or more of the Funds may purchase shares of the Trust with such assets. Assets so purchased by a Fund will be valued in accordance with procedures adopted by the Board of Trustees.

     Certain shares of the Funds are not qualified or registered for sale in all states. Prospective investors should inquire as to whether shares of a particular Fund or class are available for offer and sale in their state of domicile or residence. Shares of a Fund may not be offered or sold in any state unless registered or qualified in that jurisdiction, unless an exemption from registration or qualification is available.

     Independent financial intermediaries unaffiliated with PIMCO may perform shareholder servicing functions with respect to certain of their clients whose assets may be invested in the Funds. These services, normally provided by PIMCO directly to Trust shareholders, may include the provision of ongoing information concerning the Funds and their investment performance, responding to shareholder inquiries, assisting with purchases, redemptions and exchanges of Trust shares, and other services. PIMCO may pay fees to such entities for the provision of these services which PIMCO normally would perform, out of PIMCO's own resources.

     As described in the Retail Prospectus under the caption "Exchange Privilege," and in the Institutional Prospectus under the caption "Redemption of Shares," a shareholder may exchange shares of any Fund for shares of any other Fund of the Trust (except the International Fund, which is only available to private account clients of PIMCO) or any series (except the Opportunity Fund) of PIMCO Funds: Multi-Manager Series, within the same class on the basis of their respective net asset values. The original purchase date(s) of shares exchanged for purposes of calculating any contingent deferred sales charge will carry over to the investment in the new Fund. For example, if a shareholder invests in the Class C shares of one Fund and 6 months later (when the contingent deferred sales charge upon redemption would normally be 1%) exchanges his shares for Class C shares of another Fund, no sales charge would be imposed upon the exchange but the investment in the other Fund would be subject to the 1% contingent deferred sales charge until one year after the date of the shareholder's investment in the first Fund as described in the Retail Prospectus under "Alternative Purchase Arrangements." With respect to Class B or Class C shares, or Class A shares subject to a contingent deferred sales charge, if less than all of an investment is exchanged out of a Fund, any portion of the investment attributable to capital appreciation and/or reinvested dividends or capital gains distributions will be exchanged first, and thereafter any portions exchanged will be from the earliest investment made in the Fund from which the exchange was made.

     Orders for exchanges accepted prior to the close of regular trading on the New York Stock Exchange on any day the Trust is open for business will be executed at the respective net asset values determined as of the close of business that day. Orders for exchanges received after the close of regular trading on the Exchange on any business day will be executed at the respective net asset values determined at the close of the next business day.

     An excessive number of exchanges may be disadvantageous to the Trust. Therefore, the Trust, in addition to its right to reject any exchange, reserves the right to adopt a policy of terminating the exchange privilege of any shareholder who makes more than a specified number of exchanges in a 12-month period or in any calendar quarter; provided, that if such a limitation on exchanges is adopted, exchanges into the PIMCO Money Market Fund from any other Fund would not be counted. The Trust reserves the right to modify or discontinue the exchange privilege at any time.

     The Trust reserves the right to suspend or postpone redemptions during any period when: (a) trading on the New York Stock Exchange is restricted, as determined by the SEC, or that Exchange is closed for other than customary weekend and holiday closings; (b) the SEC has by order permitted such suspension; or (c) an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.

     The Trust is committed to paying in cash all requests for redemptions by any shareholder of record of the Funds, limited in amount with respect to each shareholder during any 90-day period to the lesser of (i) $250,000, or (ii) 1% of the net asset value of the Trust at the beginning of such period. Although the Trust will normally redeem all shares for cash, it may, in unusual circumstances, redeem amounts in excess of the lesser of (i) or (ii) above by payment in kind of securities held in the Funds' portfolios.

     Due to the relatively high cost of maintaining smaller accounts, the Trust reserves the right to redeem shares in any account for their then-current value (which will be promptly paid to the investor) if at any time, due to shareholder redemption, the shares in the account do not have a value of at least a specified amount, currently set at $250 for Class A, Class B and Class C shares, and $100,000 for Institutional Class and Administrative Class shares ($10,000 with respect to Institutional Class and Administrative Class accounts opened before January 1, 1995). An investor will be notified that the value of his account is less than the minimum and allowed at least 30 days to bring the value of the account up to at least the specified amount before the redemption is processed. The Declaration of Trust also authorizes the Trust to redeem shares under certain other circumstances as may be specified by the Board of Trustees.


                     PORTFOLIO TRANSACTIONS AND BROKERAGE

Investment Decisions

     Investment decisions for the Trust and for the other investment advisory clients of the Adviser are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Trust). Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in the Adviser's opinion is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

Brokerage and Research Services

     There is generally no stated commission in the case of fixed income securities, which are traded in the over-the-counter markets, but the price paid by the Trust usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Trust includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency trans actions involve the payment by the Trust of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities generally involve the payment of fixed brokerage commissions, which are generally higher than those in the United States.

     The Adviser places all orders for the purchase and sale of portfolio securities, options and futures contracts for the relevant Fund and buys and sells such securities, options and futures for the Trust through a substantial number of brokers and dealers. In so doing, the Adviser uses its best efforts to obtain for the Trust the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, the Adviser, having in mind the Trust's best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.

     It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, the Adviser receives research services from many broker-dealers with which the Adviser places the Trust's portfolio transactions. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to the Adviser in advising various of its clients (including the Trust), although not all of these services are necessarily useful and of value in managing the Trust. The management fee paid by the Trust is not reduced because the Adviser and its affiliates receive such services.

     As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser may cause the Trust to pay a broker-dealer which provides "brokerage and research services" (as defined in the Act) to the Adviser an amount of disclosed commission for effecting a securities transaction for the Trust in excess of the commission which another broker-dealer would have charged for effecting that transaction.

     Consistent with the Rules of the NASD and subject to seeking the most favorable price and execution available and such other policies as the Trustees may determine, the Adviser may also consider sales of shares of the Trust as a factor in the selection of broker-dealers to execute portfolio transactions for the Trust.

Portfolio Turnover

     The Adviser manages the Funds without regard generally to restrictions on portfolio turnover, except those imposed on their ability to engage in short-term trading by provisions of the federal tax laws, see "Taxation." The use of futures contracts and other derivative instruments with relatively short maturities may tend to exaggerate the portfolio turnover rate for some of the Funds. Trading in fixed income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. The use of futures contracts may involve the payment of commissions to futures commission merchants. The higher the rate of portfolio turnover of a Fund, the higher these transaction costs borne by the Fund generally will be.

     The portfolio turnover rate of a Fund is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for the particular fiscal year by (b) the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year. In calculating the rate of portfolio turnover, there is excluded from both (a) and (b) all securities, including options, whose maturities or expiration dates at the time of acquisition were one year or less. Proceeds from short sales and assets used to cover short positions undertaken are included in the amounts of securities sold and purchased, respectively, during the year.

                                NET ASSET VALUE

     As indicated under "Net Asset Value" in the Institutional Prospectus and "How Net Asset Value is Determined" in the Retail Prospectus, the Trust's net asset value per share for the purpose of pricing purchase and redemption orders is determined at 4:00 p.m. (Eastern time) on each day the New York Stock Exchange is open for trading. Net asset value will not be determined on the following holidays: New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

     The PIMCO Money Market Fund's securities are valued using the amortized cost method of valuation. This involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. During such periods the yield to investors in the Fund may differ somewhat from that obtained in a similar investment company which uses available market quotations to value all of its portfolio securities.

     The SEC's regulations require the PIMCO Money Market Fund to adhere to certain conditions. The Trustees, as part of their responsibility within the overall duty of care owed to the shareholders, are required to establish procedures reasonably designed, taking into account current market conditions and the Fund's investment objective, to stabilize the net asset value per share as computed for the purpose of distribution and redemption at $1.00 per share. The Trustees' procedures include a requirement to periodically monitor, as appropriate and at such intervals as are reasonable in light of current market conditions, the relationship between the amortized cost value per share and the net asset value per share based upon available indications of market value. The Trustees will consider what steps should be taken, if any, in the event of a difference of more than 1/2 of 1% between the two. The Trustees will take such steps as they consider appropriate, (e.g., selling securities to shorten the average portfolio maturity) to minimize any material dilution or other unfair results which might arise from differences between the two. The Fund also is required to maintain a dollar-weighted average portfolio maturity of 90 days or less, to limit its investments to instruments having remaining maturities of 397 days or less (except securities held subject to repurchase agreements having 397 days or less maturity) and to invest only in securities determined by the Adviser under procedures established by the Board of Trustees to be of high quality with minimal credit risks.


                                   TAXATION

     The following discussion is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. All shareholders should consult a qualified tax adviser regarding their investment in a Fund.

     Each Fund intends to qualify annually and elect to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a regulated investment company, each Fund generally must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies ("Qualifying Income Test");
(b) derive in each taxable year less than 30% of its gross income from the sale or other disposition of certain assets held less than three months, namely (1) stocks or securities, (2) options, futures, or forward contracts (other than those on foreign currencies), and (3) foreign currencies (or options, futures, and forward contracts on foreign currencies) not directly related to the Fund's principal business of investing in stock or securities;
(c) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies); and (d) distribute at least 90% of its investment company taxable income (which includes dividends, interest and net short-term capital gains in excess of any net long-term capital losses) each taxable year. The Treasury Department is authorized to promulgate regulations under which gains from foreign currencies (and options, futures, and forward contracts on foreign currency) would constitute qualifying income for purposes of the Qualifying Income Test only if such gains are directly relating to investing in securities. To date, such regulations have not been issued.

     As a regulated investment company, a Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (any net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years) designated by the Fund as capital gain dividends, if any, that it distributes to shareholders on a timely basis. Each Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and any net capital gains. In addition, amounts not distributed by a Fund on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid the tax, a Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (and adjusted for certain ordinary losses) for the twelve month period ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Fund in October, November, or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders (other than those not subject to federal income tax) in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To avoid application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement.

Distributions

     Dividends paid out of a Fund's investment company taxable income will be taxable to a U.S. shareholder as ordinary income. Distributions received by tax-exempt shareholders will not be subject to federal income tax to the extent permitted under the applicable tax exemption.

     A portion of the dividends paid by the PIMCO StocksPLUS Fund may qualify for the deduction for dividends received by corporations. Dividends paid by the other Funds generally are not expected to qualify for the deduction for dividends received by corporations, although certain distributions from the PIMCO High Yield Fund may qualify. Distributions of net capital gains, if any, designated as capital gain dividends, are taxable as long-term capital gains, regardless of how long the shareholder has held a Fund's shares and are not eligible for the dividends received deduction. Any distributions that are not from a Fund's investment company taxable income or net realized capital gains may be characterized as a return of capital to shareholders or, in some cases, as capital gain. The tax treatment of dividends and distributions will be the same whether a shareholder reinvests them in additional shares or elects to receive them in cash.

Sales of Shares

     Upon the disposition of shares of a Fund (whether by redemption, sale or exchange), a shareholder will realize a gain or loss. Such gain or loss will be capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term or short-term generally depending upon the shareholder's holding period for the shares. Any loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares.

Backup Withholding

     A Fund may be required to withhold 31% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal tax liability.

Options, Futures and Forward Contracts, and Swap Agreements

     Some of the options, futures contracts, forward contracts, and swap agreements used by the Funds may be "section 1256 contracts." Any gains or losses on section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses ("60/40") although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, section 1256 contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss.

     Generally, the hedging transactions and certain other transactions in options, futures and forward contracts undertaken by a Fund, may result in "straddles" for U.S. federal income tax purposes. In some cases, the straddle rules also could apply in connection with swap agreements. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures, forward contracts, and swap agreements to a Fund are not entirely clear. The transactions may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to shareholders.

     A Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions.

     Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

     Rules governing the tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while the Funds intend to account for such transactions in a manner they deem to be appropriate, the Internal Revenue Service might not accept such treatment. If it did not, the status of a Fund as a regulated investment company might be affected. The Trust intends to monitor developments in this area. Certain requirements that must be met under the Code in order for a Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in swap agreements.

     The 30% limit on gains from the disposition of certain options, futures, forward contracts, and swap agreements held less than three months and the qualifying income and diversification requirements applicable to a Fund's assets may limit the extent to which a Fund will be able to engage in transactions in options, futures contracts, forward contracts, and swap agreements.

Short Sales

     Certain Funds may make short sales of securities. Short sales may increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to shareholders. Moreover, the 30% limit on gains from the disposition of securities held less than three months may limit the extent to which a Fund will be able to engage in short sales.

Passive Foreign Investment Companies

     Certain Funds may invest in the stock of foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC for a taxable year if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. If a Fund receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to tax on a portion of the excess distribution, whether or not the corre sponding income is distributed by the Fund to stockholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC stock. A Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC stock are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

     A Fund may be eligible to elect alternative tax treatment with respect to PFIC stock. Under an election that currently is available in some circumstances, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, another election may be available that would involve marking to market a Fund's PFIC shares at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized. If this election were made, tax at the Fund level under the PFIC rules would generally be eliminated, but the Fund could, in limited circumstances, incur nondeductible interest charges. A Fund's intention to qualify annually as a regulated investment company may limit its elections with respect to PFIC shares.

     Because the application of the PFIC rules may affect, among other things, the character of gains and the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, and may subject a Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders and will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not invest in PFIC shares.

Foreign Currency Transactions

     Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain other instruments, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

Foreign Taxation

     Income received by the Funds from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. In addition, the Adviser intends to manage the Funds with the intention of minimizing foreign taxation in cases where it is deemed prudent to do so. If more than 50% of the value of the PIMCO Foreign Bond, Global Bond, Global Bond II or International Bond Funds' total assets at the close of their taxable year consists of securities of foreign corporations, such Fund will be eligible to elect to "pass-through" to the Fund's shareholders the amount of foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his taxable income or to use it (subject to limitations) as a foreign tax credit against his or her U.S. federal income tax liability. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will "pass-through" for that year.

     Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the PIMCO Foreign Bond, Global Bond, Global Bond II, or International Bond Funds' income will flow through to shareholders of the Trust. With respect to such Funds, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluc tuation gains from foreign currency-denominated debt securities, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. The foreign tax credit can be used to offset only 90% of the revised alternative minimum tax imposed on corporations and individuals and foreign taxes generally are not deductible in computing alternative minimum taxable income.

Original Issue Discount

     Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount ("OID") is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities may be treated as a dividend for Federal income tax purposes.

     Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security. Market discount generally accrues in equal daily installments. A Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

     Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by a Fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, the Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

     A Fund generally will be required to distribute dividends to shareholders representing discount on debt securities that is currently includable in income, even though cash representing such income may not have been received by the Fund. Cash to pay such dividends may be obtained from sales proceeds of securities held by the Fund.

Other Taxation

     Distributions also may be subject to additional state, local and foreign taxes, depending on each shareholder's particular situation. Under the laws of various states, distributions of investment company taxable income generally are taxable to shareholders even though all or a substantial portion of such distri butions may be derived from interest on certain federal obligations which, if the interest were received directly by a resident of such state, would be exempt from such state's income tax ("qualifying federal obligations"). However, some states may exempt all or a portion of such distributions from income tax to the extent the shareholder is able to establish that the distribution is derived from qualifying federal obligations. Moreover, for state income tax purposes, interest on some federal obligations generally is not exempt from taxation, whether received directly by a shareholder or through distributions of investment company taxable income (for example, interest on FNMA Certificates and GNMA Certificates). Each Fund will provide information annually to shareholders indicating the amount and percentage of a Fund's dividend distribution which is attri-butable to interest on federal obligations, and will indicate to the extent possible from what types of federal obligations such dividends are derived. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.


                               OTHER INFORMATION

Capitalization

     The Trust is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.0001 each. The Board of Trustees may establish additional series (with different investment objectives and fundamental policies) at any time in the future. Establishment and offering of additional series will not alter the rights of the Trust's shareholders. When issued, shares are fully paid, non-assessable, redeemable and freely transferable. Shares do not have preemptive rights or subscription rights. In liquidation of a Fund, each shareholder is entitled to receive his pro rata share of the net assets of that Fund.

     Expenses incurred by the Trust in connection with its organization and the public offering of its shares were deferred and amortized on a straight line basis over a period not less than five years. Expenses incurred in the organization of subsequently offered Funds are charged to those Funds and are being amortized on a straight line basis over a period not less than five years.

Performance Information

     The Trust may, from time to time, include the yield and effective yield of the PIMCO Money Market Fund, and the yield and total return for each class of shares of all of the Funds, computed in accordance with SEC-prescribed formulas, in advertisements or reports to shareholders or prospective investors. As noted below, in accordance with methods approved by the Securities and Exchange Commission in various pronouncements, total return presentations for periods prior to the inception date of a particular class of a Fund are based on the historical performance of an older class of the Fund (specified below) restated to reflect the current sales charges (if any) of the newer class, but not reflecting any higher operating expenses such as 12b-1 distribution and servicing fees and administration fees associated with the newer class. All other things being equal, such higher expenses would have adversely affected (i.e., reduced) total return for the newer classes by the amount of such higher expenses compounded over the relevant periods. The Funds also may compute current distribution rates and use this information in their prospectuses and statement of additional information, in reports to current shareholders, or in certain types of sales literature provided to prospective investors.

     Current yield for the PIMCO Money Market Fund will be based on the change in the value of hypothetical investment (exclusive of capital changes) over a particular 7-day period less a pro-rata share of Fund expenses accrued over that period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. "Effective yield" for the PIMCO Money Market Fund assumes that all dividends received during an annual period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

          Effective Yield = [(Base Period Return +1)/365/7/] - 1

     The yield of the PIMCO Money Market Fund for the seven day period ended September 30, 1996 was 5.39% and 5.13% for the Institutional Class and Administrative Class, respectively. The effective yield of the PIMCO Money Market Fund for the seven day period ended September 30, 1996 was 5.54% and 5.26% for the Institutional Class and Administrative Class, respectively. Class A, B and C shares of the PIMCO Money Market Fund have not previously been offered.

     Quotations of yield for the remaining Funds will be based on all investment income per share (as defined by the SEC) during a particular 30-day (or one month) period (including dividends and interest), less expenses accrued during the period ("net investment income"), and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

          YIELD = 2[( a-b + 1)/6/-1]
                      ---
                       cd

   where  a = dividends and interest earned during the period,

          b = expenses accrued for the period (net of reimbursements),

          c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and

          d = the maximum offering price per share on the last day of the period.

     For the one month period ended September 30, 1996, the yield of the Funds was as follows (all numbers are annualized):


                                                        Yield for Period
                                                    Ended September 30, 1996
                                                    ------------------------

        Fund                              Institutional Class   Administrative Class
        ----                              -------------------   --------------------

        Money Market Fund                        5.15%                  4.91%
        Short-Term Fund                          6.09%                  5.82%
        Low Duration Fund                        6.20%                  5.95%
        Low Duration Fund II                     6.16%                    N/A
        High Yield Fund                          8.54%                  8.23%
        Total Return Fund                        6.57%                  6.32%
        Total Return Fund II                     6.19%                  5.93%
        Total Return Fund III                    6.12%                    N/A
        Long-Term U.S. Government Fund           6.90%                    N/A
        Foreign Bond Fund                        5.70%                    N/A
        Global Bond Fund                         5.69%                  5.62%
        International Bond Fund                  5.80%                    N/A
        StocksPLUS Fund                          5.77%                    N/A
        Strategic Balanced Fund                  6.30%                    N/A


Class A, Class B and Class C shares of the Funds have not previously been offered. For the one month period ended September 30, 1996, the yield of the Global Bond Fund II which was a series of PAF for such period and reorganized as a Fund of the Trust on January 17, 1997) was 3.68%, 2.95%, and 2.96%, for Class A, Class B and Class C, respectively.

     Quotations of average annual total return for a Fund or class will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund or class over periods of one, five and ten years (up to the life of the Fund), calculated pursuant to the following formula: P (1 + T)/n/ = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). Except as noted below all total return figures reflect the deduction of a proportional share of Fund or class expenses on an annual basis, and assume that
(i) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 payment and that the maximum contingent deferred sales charge, if any, is deducted at the times, in the amounts, and under the terms disclosed in the Prospectuses and (ii) all dividends and distributions are reinvested when paid. The Funds also may, with respect to certain periods of less than one year, provide total return information for that period that is unannualized. Quotations of total return may also be shown for other periods. Any such information would be accompanied by standardized total return information.

     The table below sets forth the average annual total return of each class of shares of the following Funds for the periods ended September 30, 1996. As noted below, total return presentations for periods prior to the inception date of a particular class are based on the historical performance of Institutional Class shares restated to reflect the current sales charges (if any) of the newer class, but not reflecting any higher operating expenses such as 12b-1 distribution and servicing fees, which are paid by all classes except the Institutional Class (at a maximum rate of 1.00% per annum), and the higher administration fee charges associated with Class A, Class B, and Class C shares. All other things being equal, such higher expenses would have adversely affected (i.e., reduced) total return for the newer classes by the amount of the higher expenses, compounded over the relevant period.

               Total Return for Periods Ended September 30, 1996

--------------------------------------------------------------------------------------------------------
                                                            Since Inception   Inception       Inception
                                                                of Fund         Date of        Date of
Fund                 Class            1 Year    5 Years       (Annualized)       Fund          Class
--------------------------------------------------------------------------------------------------------
Money            Institutional         5.76%     4.30%           4.46%         01/25/95       01/25/95
Market           Administrative        5.50%     4.22%           4.38%                        03/01/96
                 Class A               5.76%     4.30%           4.46%                        01/17/97
                 Class B               0.76%     3.97%           4.46%                        01/17/97
                 Class C               5.76%     4.30%           4.46%                        01/17/97
--------------------------------------------------------------------------------------------------------
Short Term       Institutional         7.44%     5.26%            6.54%        10/07/87       10/07/87
                 Administrative        7.16%     5.20%            6.51%                       02/01/96
                 Class A               5.29%     4.84%            6.31%                       01/17/97
                 Class B               2.44%     4.94%            6.54%                       01/17/97
                 Class C               6.44%     5.26%            6.54%                       01/17/97
--------------------------------------------------------------------------------------------------------
Low Duration     Institutional         6.76%     7.00%            8.28%        05/11/87       05/11/87
                 Administrative        6.50%     6.91%            8.23%                       01/03/95
                 Class A               3.56%     6.35%            7.94%                       01/17/97
                 Class B               1.77%     6.70%            8.28%                       01/17/97
                 Class C               5.76%     7.00%            8.28%                       01/17/97
--------------------------------------------------------------------------------------------------------
Low              Institutional         5.88%     N/A              6.19%        11/01/91       11/01/91
Duration II      Administrative        5.88%                      6.19%
                 Class A               2.70%                      5.54%                       01/17/97
                 Class B               0.92%                      5.88%                       01/17/97
                 Class C               4.89%                      6.19%                       01/17/97
--------------------------------------------------------------------------------------------------------
High Yield       Institutional        11.91%     N/A             12.74%        12/15/92       12/15/92
                 Administrative       11.63%                     12.65%                       01/16/95
                 Class A               6.87%                     11.39%                       01/17/97
                 Class B               6.91%                     12.18%                       01/17/97
                 Class C              10.91%                     12.74%                       01/17/97
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
                                                            Since Inception   Inception       Inception
                                                                of Fund        Date of         Date of
Fund                 Class            1 Year    5 Years       (Annualized)      Fund            Class
--------------------------------------------------------------------------------------------------------
Total            Institutional        6.48%      8.69%           9.72%         05/11/87       05/11/87
Return           Administrative       6.32%      8.60%           9.67%                        09/08/94
                 Class A              1.69%      7.69%           9.20%                        01/17/97
                 Class B              1.51%      8.40%           9.72%                        01/17/97
                 Class C              5.49%      8.69%           9.72%                        01/17/97
--------------------------------------------------------------------------------------------------------
Total            Institutional        5.40%      N/A             7.62%         12/30/91       12/30/91
Return II        Administrative       5.03%                      7.51%                        11/30/94
                 Class A              0.65%                      6.58%                        01/17/97
                 Class B              0.46%                      7.30%                        01/17/97
                 Class C              4.41%                      7.62%                        01/17/97
--------------------------------------------------------------------------------------------------------
Total            Institutional        6.17%      8.69%           9.39%         07/01/91       07/01/91
Return III       Administrative       6.17%      8.69%           9.39%
                 Class A              1.39%      7.71%           8.49%                        01/17/97
                 Class B              1.19%      8.42%           9.29%                        01/17/97
                 Class C              5.17%      8.69%           9.39%                        01/17/97
--------------------------------------------------------------------------------------------------------
Long Term        Institutional        2.61%     10.83%          12.08%         07/01/91       07/01/91
U.S.             Administrative       2.61%     10.83%          12.08%
Government       Class A             -1.99%      9.83%          11.13%                        01/17/97
                 Class B              2.15%     10.58%          11.99%                        01/17/97
                 Class C              1.67%     10.83%          12.08%                        01/17/97
--------------------------------------------------------------------------------------------------------
Foreign          Institutional       20.84%     N/A             11.10%         12/02/92       12/02/92
Bond             Administrative      20.84%                     11.10%
                 Class A             15.41%                      9.79%                        01/17/97
                 Class B             15.85%                     10.53%                        01/17/97
                 Class C             19.85%                     11.10%                        01/17/97
--------------------------------------------------------------------------------------------------------
Global Bond      Institutional       12.76%     N/A             10.30%         11/23/93       11/23/93
                 Administrative      12.76%                     10.30%
                 Class A              7.69%                      8.54%                        01/17/97
                 Class B              7.77%                      9.43%                        01/17/97
                 Class C             11.77%                     10.30%                        01/17/97
--------------------------------------------------------------------------------------------------------
International    Institutional       17.94%      8.78%           8.95%         12/13/89       12/13/89
Bond
--------------------------------------------------------------------------------------------------------
StocksPLUS       Institutional       21.00%     N/A             18.68%         05/13/93       05/13/93
                 Administrative      21.00%                     18.68%
                 Class A             17.37%                     17.65%                        01/17/97
                 Class B             16.00%                     18.12%                        01/17/97
                 Class C             20.00%                     18.68%                        01/17/97
--------------------------------------------------------------------------------------------------------
Strategic        Institutional       NA         N/A              3.50%*        06/28/96       06/28/96
Balanced         Administrative                                  3.50%*
                 Class A                                        -1.16%*                       01/17/97
                 Class B                                        -1.50%*                       01/17/97
                 Class C                                         2.50%*                       01/17/97
--------------------------------------------------------------------------------------------------------


* unannualized

     The table below sets forth the average annual total return of each class of shares of the Global Bond Fund II (which was a series of PAF for the periods listed prior to its reorganization as a Fund of the Trust on January 17, 1997) for the periods ended September 30, 1996. Note that total return presentations for periods prior to the inception date of a particular class are based on the historical performance of Class A shares restated to reflect the current sales charges (if any) of the newer class, but not reflecting different operating expenses such as 12b-1 distribution and servicing fees or administration fee charges associated with the newer class.


               Total Returns for Periods Ended September 30, 1996

----------------------------------------------------------------------------------------------------------
                                                                    Since
                                                                  Inception      Inception     Inception
                                                                   of Fund        Date of       Date of
Fund            Class         1 Year     5 Years    10 Years     (Annualized)      Fund          Fund
----------------------------------------------------------------------------------------------------------
Global Bond    Class A        N/A        N/A        N/A             9.78%*       10/01/95      10/01/95
II             Class B                                              9.49%*                     10/01/95
               Class C                                             13.49%*                     10/01/95
               Institutional                                       14.95%*                     01/17/97
               Administrative                                      14.95%*                     01/17/97
----------------------------------------------------------------------------------------------------------

* unannualized

     Current distribution information for a Fund will be based on distributions for a specified period (i.e., total dividends from net investment income), divided by Fund net asset value per share on the last day of the period and annualized according to the following formula:

                  DIVIDEND YIELD = (((a/b)*365)/c)

            where a =  actual dividends distributed for the calendar month in question,

                  b = number of days of dividend declaration in the month in question, and

                  c = net asset value (NAV) calculated on the last business day of the month in question.

     The rate of current distributions does not reflect deductions for unrealized losses from transactions in derivative instruments such as options and futures, which may reduce total return. Current distribution rates differ from standardized yield rates in that they represent what a Fund has declared and paid to shareholders as of the end of a specified period rather than the Fund's actual net investment income for that same period. Distribution rates will exclude net realized short-term capital gains. The rate of current distributions for a Fund should be evaluated in light of these differences and in light of the Fund's total return figures, which will always accompany any calculation of the rate of current distributions.

     For the month ended September 30, 1996, the current distribution rates (annualized) for the Funds were as follows:

                                                       Distribution Rate
                                                       -----------------

        Fund                              Institutional Class   Administrative Class
        ----                              -------------------   --------------------

        Money Market Fund                        5.17%                 4.93%
        Short-Term Fund                          6.27%                 6.01%
        Low Duration Fund                        6.51%                 6.26%
        Low Duration Fund II                     6.65%                   N/A
        High Yield Fund                          8.71%                 8.42%
        Total Return Fund                        6.60%                 6.35%
        Total Return Fund II                     6.45%                 6.20%
        Total Return Fund III                    6.15%                   N/A
        Long-Term U.S. Government Fund           7.43%                   N/A
        Foreign Bond Fund                        3.60%                   N/A
        Global Bond Fund                         4.76%                 4.75%
        International Bond Fund                    N/A                   N/A
        StocksPLUS Fund                            N/A                   N/A


Class A, B and C shares of the Funds have not previously been offered. For the one month period ended September 30, 1996, the distribution rate of the Global Bond Fund II which was a series of PAF for such period and reorganized as a Fund of the Trust on January 17, 1997) was 4.91%, 4.19%, and 4.19%, for Class A, Class B and Class C, respectively.

     Performance information for a Fund may also be compared to various unmanaged indexes, such as the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average, the Lehman Brothers Aggregate Bond Index, the Merrill Lynch 1 to 3 Year Treasury Index, the Lehman Intermediate and 20+ Year Treasury Blend Index, the Lehman BB Intermediate Corporate Index, indexes prepared by Lipper Analytical Services, the J.P. Morgan Global Index, the Salomon Brothers World Government Bond Index-10 Non U.S.-Dollar Hedged and the J.P. Morgan Government Bond Index Non U.S.-Dollar Hedged. Unmanaged indexes (i.e., other than Lipper) generally do not reflect deductions for administrative and management costs and expenses. PIMCO may report to shareholders or to the public in advertisements concerning the performance of PIMCO as adviser to clients other than the Trust, or on the comparative performance or standing of PIMCO in relation to other money managers. PIMCO also may provide current or prospective private account clients, in connection with standardized performance information for the Funds, performance information for the Funds gross of fees and expenses for the purpose of assisting such clients in evaluating similar performance information provided by other investment managers or institutions. Comparative information may be compiled or provided by independent ratings services or by news organizations. Any performance information, whether related to the Funds or to the Adviser, should be considered in light of the Funds' investment objectives and policies, characteristics and quality of the Funds, and the market conditions during the time period indicated, and should not be considered to be representative of what may be achieved in the future.

     Advertisements and information relating to the PIMCO Global Bond Fund II may use data comparing the total returns of the top foreign bond market as compared to the total return of the U.S. bond market for a particular year. For instance, the following table sets forth the total return of the top foreign bond market compared to the total return for the U.S. bond market for the years 1986 through 1995. Performance is shown in U.S. dollar terms, hedged for currency rate changes and is no way indicative of the performance of the PIMCO Global Bond Fund II.


                          Top Foreign
          Year             Performer                U.S.
          ----            -----------               ----

          1986            +13.1%  Japan            +15.7%
          1987            +12.8   UK                +1.9
          1988            +15.0   France            +7.0
          1989            +10.0   Canada           +14.4
          1990            +11.0   Australia         +8.6
          1991            +20.0   Australia        +15.3
          1992            +10.5   UK                +7.2
          1993            +20.0   Italy            +11.0
          1994             -0.9   Japan             -3.4
          1995            +21.0   Netherlands      +18.3

    Source: Salomon Brothers World Government Bond Index 1985-1995.

     The Trust may use, in its advertisements and other information, data concerning the projected cost of a college education in future years based on 1993/1994 costs of college and an assumed rate of increase for such costs. For example, the table below sets forth the projected cost of four years of college at a public college and a private college assuming a steady increase in both cases of 7% per year. In presenting this information, the Trust is making no prediction regarding what will be the actual growth rate in the cost of a college education, which may be greater or less than 7% per year and may vary significantly from year to year. The Trust makes no representation that an investment in any of the Funds will grow at or above the rate of growth of the cost of a college education. (Information based on 1994/1995 costs was not available on the date of this Statement of Additional Information.)


Potential College Cost Table

Start       Public        Private       Start      Public       Private
Year        College       College       Year       College      College
-----       -------       -------       -----      -------      --------

1996        $33,761       $ 86,035       2004      $58,007      $147,817
1997        $36,124       $ 92,057       2005      $62,067      $158,165
1998        $38,653       $ 98,501       2006      $66,412      $169,237
1999        $41,358       $105,396       2007      $71,061      $181,084
2000        $44,253       $112,774       2008      $76,035      $193,761
2001        $47,351       $120,668       2009      $81,357      $207,325
2002        $50,665       $129,115       2010      $87,051      $221,838
2003        $54,212       $138,146       2011      $93,143      $237,367

Costs assume a steady increase in the annual cost of college of 7% per year from a 1993-94 base year amount. Actual rates of increase may be more or less than 7% and may vary.

     In its advertisements and other materials, the Trust may compare the returns over periods of time of investments in stocks, bonds and treasury bills to each other and to the general rate of inflation. For example, the average annual return of each during the 25 years from 1971 to 1995 was:

         *Stocks:            12.2%
          Bonds:              9.6%
          T-Bills:            7.2%
          Inflation:          5.6%

     *Returns of unmanaged indices do not reflect past or future performance of any of the Funds of PIMCO Funds: Pacific Investment Management Series. Stocks are represented by Ibbotson's Common Stock Total Return Index. Bonds are represented by Ibbotson's Long-term Corporate Bond Index. T-bills are represented by Ibbotson's Treasury Bill Index and Inflation is represented by the Cost of Living Index. These are all unmanaged indices, which can not be invested in directly. While Treasury bills are insured and offer a fixed rate of return, both the principal and yield of investment securities will fluctuate with changes in market conditions. Source: Ibbotson, Roger G., and Rex A. Sinquefiled, Stocks, Bonds, Bill and Inflation (SBBI), 1989, updated in Stocks, Bonds, Bills and Inflation 1996 Yearbook, Ibbotson Associates, Chicago. All rights reserved.

     The Trust may also compare the relative historic returns and range of returns for an investment in each of common stocks, bonds and treasury bills to a portfolio that blends all three investments. For example, over the 25 years from 1971-1995, the average annual return of stocks comprising the Ibbotson's Common Stock Total Return Index ranged from -26.5% to 37.4% while the annual return of a hypothetical portfolio comprised 40% of such common stocks, 40% of bonds comprising the Ibbotson's Long-term Corporate bond Index and 20% of Treasury bills comprising the Ibbottson's Treasury Bill Index (a "mixed portfolio") would have ranged from -10.2% to 28.2% over the same period. The average annual returns of each investment for each of the years from 1971 through 1995 is set forth in the following table.

                                                 MIXED
 YEAR   STOCKS   BONDS   T-BILLS   INFLATION   PORTFOLIO
------  -------  ------  --------  ----------  ----------

1971     14.31%  11.01%     4.39%       3.36%      11.01%
1972     18.98%   7.26%     3.84%       3.41%      11.26%
1973    -14.66%   1.14%     6.93%       8.80%      -4.02%
1974    -26.47%  -3.06%     8.00%      12.26%     -10.21%
1975     37.20%  14.64%     5.80%       7.01%      21.90%
1976     23.84%  18.65%     5.08%       4.81%      18.01%
1977     -7.18%   1.71%     5.12%       6.77%      -1.17%
1978      6.56%  -0.07%     7.18%       9.03%       4.03%
1979     18.44%  -4.18%    10.38%      13.31%       7.78%
1980     32.42%   2.61%    11.24%      12.40%      14.17%
1981     -4.91%  -0.96%    14.71%       8.94%       0.59%
1982     21.41%  43.79%    10.54%       .387%      28.19%
1983     22.51%   4.70%     8.80%       3.80%      12.64%
1984      6.27%  16.39%     9.85%       3.95%      11.03%
1985     32.16%  30.90%     7.72%       3.77%      26.77%
1986     18.47%  19.85%     6.16%       1.13%      16.56%
1987      5.23%  -0.27%     5.46%       4.41%       3.08%
1988     16.81%  10.70%     6.35%       4.42%      12.28%
1989     31.49%  16.23%     8.37%       4.65%      20.76%
1990     -3.17%   6.87%     7.52%       6.11%       2.98%
1991     30.55%  19.79%     5.88%       3.06%      21.31%
1992      7.67%   9.39%     3.51%       2.90%       7.53%
1993     10.06%  13.17%     2.89%       2.75%       9.84%
1994      1.31%  -5.76%     3.90%       2.67%      -1.00%
1995     37.40%  27.20%     5.60%       2.70%      26.90%


     *Returns of unmanaged indices do not reflect past or future performance of any of the Funds of PIMCO Funds: Pacific Investment Management Series. Stocks are represented by Ibbotson's Common Stock Total Return Index. Bonds are represented by Ibbotson's Long-term Corporate Bond Index. T'bills are represented by Ibbotson's Treasury Bill Index and Inflation is represented by the Cost of Living Index. These are all unmanaged indices, which can not be invested in directly. While Treasury bills are insured and offer a fixed rate of return, both the principal and yield of investment securities will fluctuate with changes in market conditions. Source: Ibbotson, Roger G., and Rex A. Sinquefiled, Stocks, Bonds, Bill and Inflation (SBBI), 1989, updated in Stocks, Bonds, Bills and Inflation 1996 Yearbook, Ibbotson Associates, Chicago. All rights reserved.

          The Trust may use in its advertisement and other materials examples designed to demonstrate the effect of compounding when an investment is maintained over several or many years. For example, the following table shows the annual and total contributions necessary to accumulate $200,000 of savings (assuming a fixed rate of return) over various periods of time:


            Investment         Annual          Total          Total
            Period          Contribution    Contribution      Saved
            -----------     ------------    ------------     --------
              30 Years        $ 1,979        $ 59,370        $200,000
              25 Years        $ 2,955        $ 73,875        $200,000
              20 Years        $ 4,559        $ 91,180        $200,000
              15 Years        $ 7,438        $111,570        $200,000
              10 Years        $13,529        $135,290        $200,000


     This hypothetical example assumes a fixed 7% return compounded annually and a guaranteed return of principal. The example is intended to show the benefits of a long-term, regular investment program, and is in no way representative of any past or future performance of a PIMCO Fund. There can be no guarantee that you will be able to find an investment that would provide such a return at the times you invest and an investor in any of the PIMCO Funds should be aware that certain of the PIMCO Funds have experienced periods of negative growth in the past and may again in the future.

     The Trust may set forth in its advertisements and other materials information regarding the relative reliance in recent years on personal savings for retirement income versus reliance on Social Security benefits and company sponsored retirement plans. For example, the following table offers such information for 1990:

                    % of Income for Individuals
                    Aged 65 Years and Older in 1990*
                    --------------------------------

                    Social Security
Year                and Pension Plans             Other
----                ------------------            -----

1990                      38%                      62%


     * For individuals with an annual income of at least $51,000. Other includes personal savings, earnings and other undisclosed sources of income. Source:
Social Security Administration.

     Articles or reports which include information relating to performance, rankings and other characteristics of the Funds may appear in various national publications and services including, but not limited to: The Wall Street Journal, Barron's, Pensions and Investments, Forbes, Smart Money, Mutual Fund Magazine, The New York Times, Kiplinger's Personal Finance, Fortune, Money Magazine, Morningstar's Mutual Fund Values, CDA Investment Technologies and The Donoghue Organization. Some or all of these publications or reports may publish their own rankings or performance reviews of mutual funds, including the Funds, and may provide information relating to the Adviser, including descriptions of assets under management and client base, and opinions of the author(s) regarding the skills of personnel and employees of the Adviser who have portfolio management responsibility. From time to time, the Trust may include references to or reprints of such publications or reports in its advertisements and other information relating to the Funds.

     From time to time, the Trust may set forth in its advertisements and other materials information about the growth of a certain dollar-amount invested in one or more of the Funds over a specified period of time and may use charts and graphs to display that growth.

     Ibbotson Associates ("Ibbotson") has analyzed the risk and returns of the Funds and relevant benchmark market indexes in a variety of market conditions. Based on its independent research and analysis, Ibbotson has developed model portfolios of the Fund and series of PIMCO Funds: Multi-Manager Series ("MMS") which indicate how, in Ibbotson's opinion, a hypothetical investor with a 5+ year investment horizon might allocate his or her assets among the Funds and series of MMS. Ibbotson bases its model portfolios on five levels of investor risk tolerance which it developed and defines as ranging from "Very Conservative" (low volatility; emphasis on capital preservation, with some growth potential) to "Very Aggressive" (high volatility; emphasis on long-term growth potential). However, neither Ibbbotson nor the Trust offers Ibbotson's model portfolios as investments. Moreover, neither the Trust, the Adviser nor Ibbotson represent or guarantee that investors who allocate their assets according to Ibbotson's models will achieve their desired investment results.

Voting Rights

     Under the Declaration of Trust, the Trust is not required to hold annual meetings of Trust shareholders to elect Trustees or for other purposes. It is not anticipated that the Trust will hold shareholders' meetings unless required by law or the Declaration of Trust. In this regard, the Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. In addition, the Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee if requested in writing to do so by the holders of not less than ten percent of the outstanding shares of the Trust. In the event that such a request was made, the Trust has represented that it would assist with any necessary shareholder communications. Shareholders of a class of shares have different voting rights with respect to matters that affect only that class.

     The Trust's shares do not have cumulative voting rights, so that the holder of more than 50% of the outstanding shares may elect the entire Board of Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees.

Certain Ownership of Trust Shares

     As of December 17, 1996, the following persons owned of record or beneficially 5% or more of the shares of the following Funds:

                                               Shares        Percentage of
                                             Beneficially     Outstanding
                                               Owned         Shares Owned
                                               -----         -------------
Money Market Fund

Institutional Class
-------------------
California Community Foundation               9,920,332.810     41.67%*
606 South Olive Street, Suite 2400
Los Angeles, California  90014

Marin Community Foundation                    7,910,697.260     33.23%*
17 East Sir Frances Drake Blvd., Suite 200
Los Angeles, California  94939

PIMCO Advisors L.P.                           2,087,181.380      8.77%
800 Newport Center Drive
Newport Beach, CA  92660

Administrative Class
--------------------
IFTC as Trustee for                               9,747.830    100.00%*
Godwins 401(k)
127 West 10th Street, 11th Floor
Kansas City, Missouri  64105-1716

Short-Term Fund

Institutional Class
-------------------
Hawaii Carpenters Health & Welfare            1,275,791.492     10.79%
615 Pilkoi Street
Honolulu, Hawaii  96814

Charles Schwab & Co., Inc.**                  1,010,238.637      8.54%
The Schwab Building
101 Montgomery Street
San Francisco, California  94104

Denison University                              999,755.327      8.45%
P.O. Box F
Granville, Ohio  43023

NBD, FBO                                        849,292.740      7.18%
Indianapolis Symphony Orchestra
Post Office Box 771072
Detroit, Michigan  48277-1072

Sandra Smith Dompier                            680,416.738      5.75%
1900 West Loop South, Suite 1050
Houston, Texas  77027

                                               Shares        Percentage of
                                             Beneficially     Outstanding
                                               Owned         Shares Owned
                                               -----         -------------
TelePad Corporation                             662,090.151      5.60%
380 Herndon Parkway, Suite 1900
Herndon, Virginia  22070

Donaldson Lufkin Jenrette                       638,840.299      5.40%
1 Pershing Plaza, 5th Floor
P.O. Box 2052
Jersey City, New Jersey  07303

Los Angeles Orthopedic Foundation               622,029.903      5.26%
2400 South Flower Street
Los Angeles, California  90007

Administrative Class
--------------------
Northwestern Trust                              508,507.868     93.65%*
1202 Third Avenue
Seattle, Washington  98101

Frost National Bank as Trustee for               34,479.482      6.35%
Lau & Co.
100 West Houston
San Antonio, Texas  78296


Low Duration Fund

Institutional Class
-------------------
Charles Schwab & Co., Inc.**                 25,839,970.228      9.17%
The Schwab Building
101 Montgomery Street
  San Francisco, California  94104

Administrative Class
--------------------
Frost National Bank as Trustee for              243,707.018     47.53%*
Lau & Co.
100 West Houston
San Antonio, Texas  78296

First Interstate bank as Trustee for            166,931.663     32.56%*
Choicemaster
P.O. Box 9800
Calabasas, California  91302


                                               Shares        Percentage of
                                             Beneficially     Outstanding
                                               Owned         Shares Owned
                                               -----         -------------
FIIOC as Agent for                              42,988.166       8.38%
Certain Employee Benefits Plan
100 Magetian KW1C
Covington, Kentucky  41015

Melrose-Wakefield Hospital                      30,656.741       5.98%
585 Lebannon Street
Melrose, Massachusetts  02176


Low Duration Fund II

Institutional Class
-------------------
Sprint Corporation                           8,741,025.208      30.14%*
2330 Shawnee Mission Parkway
Westwood, Kansas  66205

Health Cleveland                             2,494,105.104       8.60%
18101 Lorain Avenue
Cleveland, Ohio  44111

Salt River Project                           2,112,458.810       7.28%
P.O. Box 52025
Phoenix, Arizona  85072

University of Illinois Foundation            1,813,334.114       6.25%
1305 West Green Street
Urbana, Illinois  61801

Northwest Administrators Inc.                1,580,911.543       5.45%
Washington Teamsters Welfare Trust
2323 Eastlake Avenue, E
Seattle, Washington  98102

Houston Carpenters                           1,558,732.442       5.37%
4600 Gulf Freeway
Houston, Texas  77023


High Yield Fund

Institutional Class
-------------------
Charles Schwab & Co., Inc. **               10,399,595.090      14.67%
The Schwab Building
101 Montgomery Street
San Francisco, California  94104


                                               Shares        Percentage of
                                             Beneficially     Outstanding
                                               Owned         Shares Owned
                                               -----         -------------
Administrative Class
--------------------
FIIOC as Agent for                              369,919.265     57.22%*
Certain Employee Benefits Plan
100 Magetian KW1C
Covington, Kentucky  41015

Northwestern Trust and Investors Advisory Co.   160,151.949     24.77%
1201 Third Avenue, Suite 2010
Seattle, Washington  98101

Siefker Charitable Remainder Unitrust            93,704.453     14.49%
1106 Richman Knoll
Fullerton, California  92635


Total Return Fund

Institutional Class
-------------------
Charles Schwab & Co., Inc.**                 63,417,956.724      5.47%
The Schwab Building
101 Montgomery Street
San Francisco, California  94104

Administrative Class
--------------------
American Express Institutional Services       2,369,002.101     16.44%
P.O. Box 489
Minneapolis, Minnesota  55440-0489

FIIOC as Agent for                            2,338,551.809     16.23%
Certain Employee Benefits Plan
100 Magetian KW1C
Covington, Kentucky  41015

Stockton Nominee Partnership                  1,347,545.467      9.35%
c/o Stockton Trust, Inc.
3001 East Camelback Road, Suite 100
Phoenix, Arizona  85016

University of South Dakota Foundation         1,306,773.919      9.07%
414 East Clark
Alumni Foundation Center
Vermillion, South Dakota  57069

                                               Shares        Percentage of
                                             Beneficially     Outstanding
                                               Owned         Shares Owned
                                               -----         -------------

Total Return Fund II

Institutional Class
-------------------
Pacific Mutual as Trustee for                11,323,943.642     24.53%
City of Fort Worth
700 Newport Center Drive
Newport Beach, California  92660

Pacific Mutual as Trustee for                 7,584,103.581     16.43%
Carpenters Trust of Western Washington
700 Newport Center Drive
Newport Beach, California  92660

Arco                                          3,700,143.557      8.02%
c/o State Street Bank
One Enterprise Drive
North Quincy, MA  02171

Pacific Mutual as Trustee for                 2,848,027.844      6.16%
CMTA-GMPP & Allied Workers Pension
700 Newport Center Drive
Newport Beach, California  92660

GMP & Employers                               2,636,707.033      5.71%
c/o Smith Barney
312 Walnut Street, Suite 1700
Cincinnati, Ohio  45202

Pacific Mutual as Trustee for                 2,529,339.549      5.48%
Carpenters District Council of Houston
700 Newport Center Drive
Newport Beach, California  92660

Administrative Class
--------------------
Eastern Illinois University Foundation          406,642.323     88.62%*
600 Lincoln Avenue
Charleston, Illinois  61920

Godwins 401(k)                                   40,672.416      8.86%
c/o IFTC
127 West 10th Street
Kansas City, Missouri  64105-1708


                                               Shares        Percentage of
                                             Beneficially     Outstanding
                                               Owned         Shares Owned
                                               -----         -------------
Total Return Fund III

Institutional Class
-------------------
The Roman Catholic Archdiocese                7,702,672.010     36.84%*
of Los Angeles
3424 Wilshire Boulevard
Los Angeles, California  90010-2241

Holy Cross                                    3,194,681.141     15.28%
St. Mary's Lourdes Hall
Notre Dame, Indiana  46556

Diocese of Orange                             2,691,280.735     12.87%
2811 East Villa Road
Orange, California  92667

Catholic Diocese of Wilmington                1,854,415.630      8.87%
P.O. Box 2030
Wilmington, Delaware  19899

Society of Mount Carmel                       1,345,714.075      6.43%
1317 Frontage Road
Darien, Illinois  60561

Sisters of St. Joseph                         1,064,554.477      5.09%
3427 Gull Road
Nazareth, Michigan  49074


Long-Term U.S. Government Fund

Institutional Class
-------------------
Wendel & Co.                                    883,539.111     41.50%*
P.O. Box 1066
New York, New York  10268

Charles Schwab & Co. Inc. **                    372,307.244     17.49%
The Schwab Building
101 Montgomery Street
San Francisco, California  94104

The J. Paul Getty Trust                         271,176.111     12.74%
401 Wilshire Blvd., Suite 900
Santa Monica, CA  90401


                                               Shares        Percentage of
                                             Beneficially     Outstanding
                                               Owned         Shares Owned
                                               -----         -------------
Donaldson Lufkin Jenrette                       126,143.139      5.92%
1 Pershing Plaza, 5th Floor
P.O. Box 2052
Jersey City, New Jersey  07303

Stussy, Inc.                                    118,340.701      5.56%
1852 Langley Avenue
Irvine, California  92714

FTC & Co.                                       117,052.878      5.50%
Attn:  Datalynx
P.O. Box 173736
Denver, Colorado  80217


Foreign Bond Fund

Institutional Class
-------------------
Charles Schwab & Co., Inc.**                  8,102,865.914     44.57%*
The Schwab Building
101 Montgomery Street
San Francisco, CA  94104

Donaldson, Lufkin & Jenrette**                4,875,402.044     26.82%*
1 Pershing Plaza
Post Office Box 2052
Jersey City, New Jersey  07399

Wachovia Bank & Trust Co., FBO                1,212,759.138      6.67%
Mead Corporation
Post Office Box 3075
Winston-Salem, North Carolina  27150


Global Bond Fund

Institutional Class
-------------------
Walker Art Center                             2,732,107.200     15.57%
Vineland Place
Minneapolis, Minnesota  55403

Georgetown University                         2,631,718.193     15.00%
3600 M Street, N.W.
Washington, DC  20007

                                               Shares        Percentage of
                                             Beneficially     Outstanding
                                               Owned         Shares Owned
                                               -----         -------------
Charles Schwab & Co., Inc. **                 1,488,000.066      8.48%
The Schwab Building
101 Montgomery Street
San Francisco, California  94104

Brockton Hospital                             1,018,506.673      5.80%
680 Centre Street
Brockton, Massachusetts  02402-3395

Pittsburgh Theological Seminary                 977,247.206      5.57%
616 North Highland Avenue
Pittsburgh, Pennsylvania  15206-2596

Hudson-Webber Foundation                        924,042.424      5.27%
333 West Fort Street, Suite 1210
Detroit, Michigan  48226

Administrative Class
--------------------
Stocktontrust Nominee Partnership                22,529.977     74.39%*
c/o Stockton Trust, Inc.
3001 East Camelback Road, Suite 100
Phoenix, Arizona  85016

FIIOC as Agent for                                7,754.464     25.61%*
Certain Employee Benefits Plan
100 Magetian KW1C
Covington, Kentucky  41015

Global Bond Fund II***

Class A
-------
Pacific Financial Asset                         406,542.056     56.42%*
Management Corporation
700 Newport Beach Drive
Newport Beach, California  92660

Class B
-------
Merrill Lynch Pierce Fenner                     144,026.000     48.57%*
& Smith Inc.**
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

                                               Shares        Percentage of
                                             Beneficially     Outstanding
                                               Owned         Shares Owned
                                               -----         -------------
Class C
-------
Merrill Lynch Pierce Fenner                      16,623.755     20.87%
& Smith Inc.**
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

StocksPLUS Fund

Institutional Class
-------------------
Sisters of St. Benedict                       2,083,703.903     11.99%
c/o Norwest Bank
Sixth & Marquette Avenue
Minneapolis, Minnesota  55479

Iowa Methodist                                1,708,223.541     10.24%
1200 Pleasant Street
Des Moines, Iowa  50309

Ziff Communications                             986,779.741      5.68%
c/o Bank of New York
One Wall Street, 7th Floor
New York, New York  10286

Charles Schwab & Co., Inc. **                   931,337.289      5.36%
The Schwab Building
101 Montgomery Street
San Francisco, California  94104


Strategic Balanced Fund

Institutional Class
-------------------

Pacific Financial Asset                       1,000,000.000     99.69%*
Management Corporation
700 Newport Center Drive
Newport Beach, California  92660

--------------------

     *Entity owned 25% or more of the outstanding shares of beneficial interest of the Fund, and therefore may be presumed to "control" the Fund, as that term is defined in the 1940 Act.

     **Shares are held only as nominee.

     ***The Fund was a series of PAF as of December 31, 1996 and reorganized as a Fund of the Trust on January 17, 1997.

     As of December 17, 1996, the Trustees and Officers of the Trust, as a group, owned less than 1% of the outstanding shares of the Funds.

The Reorganization of the PIMCO Money Market and Total Return II Funds

     On November 1, 1995, the Money Market Fund and the PIMCO Managed Bond and Income Fund, two former series of PIMCO Funds: Equity Advisors Series, were reorganized as series of the Trust, and were renamed PIMCO Money Market Fund and PIMCO Total Return Fund II, respectively. All information presented for these Funds prior to this date represents their operational history as series of PIMCO
Funds: Equity Advisors Series. In connection with the Reorganization, the Funds changed their fiscal year end from October 31 to March 31.

The Reorganization of the PIMCO Global Bond Fund II

     On January 17, 1997, the Global Income Fund, a former series of PIMCO Advisors Funds, was reorganized as a series of the Trust, and was renamed the PIMCO Global Bond Fund II. All information presented for this Fund prior to this date represents its operational history as a series of PIMCO Advisors Funds. In connection with the Reorganization, the Fund changed its fiscal year end from September 30 to March 31.

Code of Ethics

     The Trust and PIMCO have each adopted a Code of Ethics governing personal trading activities of all Trustees and officers of the Trust, and Directors, officers and employees of PIMCO who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by the Trust or obtain information pertaining to such purchase or sale or who have the power to influence the management or policies of the Trust or PIMCO. Such persons are prohibited from effecting certain transactions, allowed to effect certain exempt transactions, required to preclear certain security transactions with PIMCO's Compliance Officer or his designee and to report certain transactions on a regular basis. PIMCO has developed procedures for administration of the Codes.

Custodian, Transfer Agent and Dividend Disbursing Agent

     Investors Fiduciary Trust Company ("IFTC") 127 West 10th Street, Kansas City, Missouri 64105 serves as custodian for assets of all Funds, and also serves as transfer agent and dividend disbursing agent for the Institutional Class and Administrative Class shares of the Funds. Shareholder Services, Inc., P.O. Box 5866, Denver, Colorado 80217 serves as transfer agent and dividend disbursing agent for the Class A, Class B and Class C shares of the Funds. Pursuant to a sub-custody agreement between IFTC and The Chase Manhattan Bank, N.A. ("Chase"), Chase serves as subcustodian of the Trust for the custody of the foreign securities acquired by those Funds that invest in foreign securities. Under the agreement, Chase may hold the foreign securities at its principal office at One Chase Manhattan Plaza, New York, New York 10081, and at Chase's branches, and subject to approval by the Board of Trustees, at a foreign branch of a qualified U.S. bank, with an eligible foreign subcustodian, or with an eligible foreign securities depository.

     Pursuant to rules adopted under the 1940 Act, the Trust may maintain foreign securities and cash in the custody of certain eligible foreign banks and securities depositories. Selection of these foreign custodial institutions is made by the Board of Trustees following a consideration of a number of factors, including (but not limited to) the reliability and financial stability of the institution; the ability of the institution to perform capably custodial services for the Trust; the reputation of the institution in its national market; the political and economic stability of the country in which the institution is located; and further risks of potential nationali zation or expropriation of Trust assets. The Board of Trustees reviews annually the continuance of foreign custodial arrangements for the Trust. No assurance can be given that the Trustees' appraisal of the risks in connection with foreign custodial arrangements will always be correct or that expropriation, nationalization, freezes, or confiscation of assets that would impact assets of the Funds will not occur, and shareholders bear the risk of losses arising from these or other events.

Independent Accountants

     Price Waterhouse LLP, 1055 Broadway, Kansas City, MO 64105, serves as independent public accountants for all Funds. Price Waterhouse LLP provides audit services, tax return preparation and assistance and consultation in connection with review of SEC filings. Prior to November 1, 1995, Deloitte & Touche LLP served as independent accountants for the PIMCO Money Market and Total Return II Funds. See "The Reorganization of the PIMCO Money Market and Total Return II Funds" for additional information. Prior to October 1, 1996, Coopers & Lybrand LLP served as independent accountants for the PIMCO Global Bond Fund II. See "The Reorganization of the PIMCO Global Bond Fund II" for additional information.

Counsel

     Dechert Price & Rhoads, 1500 K Street, N.W., Washington, D.C. 20005, passes upon certain legal matters in connection with the shares offered by the Trust, and also act as counsel to the Trust.

Registration Statement

     This Statement of Additional Information and the Prospectuses do not contain all of the information included in the Trust's registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C.


     Statements contained herein and in the Prospectuses as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

Financial Statements

     Financial statements for the Trust, for all series except the PIMCO Global Bond Fund II, as of March 31, 1996 for its fiscal year then ended, including notes thereto, and the reports of Price Waterhouse LLP thereon dated May 10, 1996, are incorporated by reference from the Trust's 1996 Annual Report. Financial statements for the Trust as of September 30, 1996, including notes thereto, are incorporated by reference from the Trust's 1996 Semi-Annual Report, which is unaudited. Financial Statements for the PIMCO Global Bond Fund II (prior to January 17, 1997, the Global Income Fund) as of September 30, 1996, for its fiscal year then ended, including the related notes thereto, and the report of Coopers & Lybrand LLP on the financial statements of PIMCO Advisors Funds, as of and for its fiscal year then ended, dated November 22, 1996, is incorporated by reference from the 1996 Annual Report of PIMCO Advisors Funds.
A copy of the Annual Reports and Semi-Annual Report delivered with this Statement of Additional Information should be retained for future reference.

                          PART C.  OTHER INFORMATION
                          --------------------------


Item 24.  Financial Statements and Exhibits
          ---------------------------------

     (a) Financial statements for the Trust as of March 31, 1996, and for its fiscal year then ended, including notes thereto, and the reports of Price Waterhouse LLP thereon, dated May 10, 1996 are incorporated by reference from the Annual Report. Financial Statements for the Trust as of September 30, 1996, including the notes thereto, are incorporated by reference from the Semi-Annual Report. Financial statements for the Global Bond Fund II (prior to January 17, 1997, the Global Income Fund) as of September 30, 1996, for its fiscal year then ended, including notes thereto and a related report of Coopers & Lybrand L.L.P. thereon, dated November 22, 1996 are incorporated by reference in the Statement of Additional Information from the Annual Report of PIMCO Advisors Funds dated as of September 30, 1996.

     (b)  Exhibits

      (1) (i)  Declaration of Trust of Registrant/1/

         (ii) Establishment and Designation of Global, Foreign, Low Duration South Africa Free and Total Return South Africa Free Portfolios as Series of Registrant/5/

        (iii) Establishment and Designation of High Yield, Low Duration II and Total Return II Portfolios as Series of Registrant/6/

         (iv) Establishment and Designation of Income and Capital Preservation Portfolio I and Income and Capital Preservation Portfolio II as Series of Registrant/7/

          (v) Amended and Restated Establishment and Designation of Series of Shares of Registrant/8/

         (vi)  Amended Designation of Two Series of Registrant/8/

        (vii) Second Amended and Restated Establishment and Designation of Series of Shares of Registrant/9/

       (viii) Establishment and Designation of Moderate Duration and VersaSTYLE Equity Funds as Series of Registrant/10/

         (ix)  Amended Designation of Two Series of Registrant/14/

          (x) Establishment and Designation of StocksPLUS Short Strategy Fund as Series of Registrant/15/

         (xi) Redesignation of One Existing Series and Establishment and Designation of Two New Series of Registrant/16/

        (xii)  Form of Redesignation of One Series of Registrant/17/

       (xiii)  Establishment and Designation of One Additional Series of
               Shares and Amended and Restated Establishment and Designation of Series of Shares of Registrant

       (xiv)   Amended Designation of Five Existing Series of Registrant

       (xv) Establishment and Designation of One Additional Series of Shares of Registrant

      (2)      By-laws of Registrant/1/

      (3)      Not applicable

      (4)      Not applicable

      (5) (i)  Investment Advisory Contract/2/

         (ii) Supplements to Investment Advisory Contract Relating to Global, Foreign, Low Duration South Africa Free and Total Return South Africa Free Portfolios/5/

        (iii)  Supplements to Investment Advisory Contract Relating to
               High Yield, Low Duration II and Total Return II Portfolios/6/

         (iv) Supplements to Investment Advisory Contract Relating to Income and Capital Preservation Portfolio I and Income and Capital Preservation Portfolio II/7/

          (v) Form of Supplements to Investment Advisory Contract Relating to Moderate Duration Fund and VersaSTYLE Equity Fund/10/

         (vi)  Form of Amended Investment Advisory Contract/11/

        (vii)  Form of Supplement to Investment Advisory Contract/12/

       (viii) Form of Supplement to Investment Advisory Contract Relating to StocksPLUS Short Strategy Fund/15/

         (ix)  Supplements to Investment Advisory Contract/16/

          (x) Form of Supplement to Investment Advisory Contract Relating to Global Bond Fund II

         (xi) Form of Supplement to Investment Advisory Contract Relating to Real Return Bond Fund

      (6) (i)  Distribution Contract/2/

         (ii) Supplement to Distribution Contract Relating to Global, Foreign, Low Duration South Africa Free and Total Return South Africa Free Portfolios/5/

        (iii) Supplement to Distribution Contract Relating to High Yield, Low Duration II and Total Return II Portfolios/6/

         (iv) Supplements to Distribution Contract Relating to Income and Capital Preservation Portfolio I and Income and Capital Preservation Portfolio II/7/

          (v)  Form of Distribution Contract as Amended May 31, 1994/9/

         (vi) Form of Supplements to Distribution Contract Relating to Moderate Duration Fund and VersaSTYLE Equity Fund/10/

        (vii)  Form of Amended Distribution Contract/11/

       (viii) Form of Supplement to Distribution Contract Relating to StocksPLUS Short Strategy Fund/15/

         (ix)  Supplements to Distribution Contract/16/

          (x)  Form of Distribution Contract/18/

         (xi) Form of Supplement to Distribution Contract Relating to Real Return Bond Fund

      (7)      Not applicable

      (8)      Custodian Agreement/4/

      (9) (i)  Transfer Agency Agreement/4/

         (ii) Form of Transfer Agency Agreement with Shareholder Services, Inc./19/

     (10) (i)  Opinion of Counsel/13/

         (ii)  Consent of Counsel/3/

     (11) (i)  Consent of Price Waterhouse LLP

         (ii)  Consent of Coopers & Lybrand L.L.P.

     (12)      Not applicable

     (13)      Not applicable

     (14)      Not applicable

     (15) (i)  Form of Distribution Plan for Administrative Class Shares/9/

         (ii)  Administrative Services Contract/2/

        (iii) Supplements to Administrative Services Contract relating to Global, Foreign, Low Duration South Africa Free and Total Return South Africa Free Portfolios/5/

         (iv) Supplement to Administrative Services Contract Relating to High Yield, Low Duration II and Total Return II Portfolios/6/

          (v) Supplements to Administrative Services Contract Relating to Income and Capital Preservation Portfolio I and Income and Capital Preservation Portfolio II/7/

         (vi) Form of Administrative Services Plan for Administrative Class Shares/9/

        (vii) Form of Supplements to Administrative Services Contract Relating to Moderate Duration Fund and VersaSTYLE Equity Fund/10/

       (viii)  Form of Amended Administrative Services Contract/11/

         (ix)  Form of Amended Administrative Services Contract/12/

          (x) Form of Supplement to Administration Agreement Relating to StocksPLUS Short Strategy Fund/16/

         (xi)  Supplements to Administration Agreement/16/

        (xii)  Form of Amendment to Administration Agreement/18/

       (xiii)  Form of Amendment to Administration Agreement

        (xiv) Form of Administration Agreement between PIMCO Advisors L.P. and Pacific Investment Management Company /20/

         (xv) Form of Distribution and Servicing Plan for Class A shares/18/

        (xvi) Form of Distribution and Servicing Plan for Class B shares/18/

       (xvii) Form of Distribution and Servicing Plan for Class C shares/18/

     (16)      Calculation of Performance/12/

     (17)      Financial Data Schedule

     (18) (i)  Dual-Class Plan/12/

         (ii)  Amended Dual-Class Plan/16/

        (iii) Amended and Restated Multi-Class Plan adopted pursuant to Rule 18f-3/18/

/1/ Filed with initial Registration Statement on February 19, 1987 (File No. 33-12113).

/2/   Filed with Pre-Effective Amendment No. 2 on April 21, 1987.

/3/   Filed with Pre-Effective Amendment No. 4 on May 5, 1987.

/4/   Filed with Post-Effective Amendment No. 3 on August 1, 1988.

/5/   Filed with Post-Effective Amendment No. 8 on August 3, 1990.

/6/   Filed with Post-Effective Amendment No. 10 on May 31, 1991.

/7/   Filed with Post-Effective Amendment No. 12 on August 29, 1991.

/8/   Filed with Post-Effective Amendment No. 15 on June 1, 1992.

/9/   Filed with Post-Effective Amendment No. 20 on June 1, 1994.

/10/  Filed with Post-Effective Amendment No. 21 on August 1, 1994.

/11/  Filed with Post-Effective Amendment No. 22 on November 30, 1994.

/12/  Filed with Post-Effective Amendment No. 23 on June 1, 1995.

/13/  Filed with Registrant's Rule 24f-2 Notice.

/14/  Filed with Post-Effective Amendment No. 24 on July 31, 1995.

/15/  Filed with Post-Effective Amendment No. 27 on January 16, 1996.

/16/  Filed with Post-Effective Amendment No. 28 on April 1, 1996.

/17/  Filed with Post-Effective Amendment No. 29 on June 14, 1996.

/18/ Filed with Registration Statement on Form N-14 (File No. 333-12871) on September 27, 1996.

/19/ Filed with Post Effective Amendment No. 33 to the Registration Statement of PIMCO Advisors Funds (File No. 2-87203) on November 30, 1995.

/20/ Filed with Post Effective Amendment No. 25 to the Registration Statement of PIMCO Funds: Equity Advisors Series (File No. 33-36528) on January 13, 1997.

Item 25.  Persons Controlled by or Under Common Control With Registrant
          -------------------------------------------------------------

          No person is controlled by or under common control with the Registrant.

Item 26.  Number of Holders of Securities
          -------------------------------

          As of December 17, 1996, the number of record holders of each Fund and Class thereof of the Registrant were as follows:

                                                     Class
                                                     -----

                                  Institutional  Administrative  A  B  C
                                  -------------  --------------  -  -  -
     Fund
     ----
     Money Market                     185                1       0  0  0
     Short-Term                       109                2       0  0  0
     Low Duration                     546                7       0  0  0
     Low Duration II                   49                0       0  0  0
     Low Duration III                   0                0       0  0  0
     Moderate Duration                  0                0       0  0  0
     High Yield                       127                5       0  0  0
     Total Return                    1234               43       0  0  0
     Total Return II                  178                7       0  0  0
     Total Return III                  22                0       0  0  0
     Commercial Mortgage
      Securities                        0                0       0  0  0
     Long-Term U.S. Government         20                0       0  0  0
     Foreign Bond                      51                0       0  0  0
     Global Bond                       43                2       0  0  0
     Global Bond II                     0                0       0  0  0
     International Bond               111                0       0  0  0
     StocksPLUS                        53                0       0  0  0
     StocksPLUS Short Strategy          0                0       0  0  0
     Strategic Balanced                 4                0       0  0  0

Item 27.  Indemnification
          ---------------

          Reference is made to Article IV of the Registrant's Declaration of Trust, which was filed with the Registrant's initial Registration Statement.

          Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

Item 28.  Business and Other Connections of Investment Adviser
          ----------------------------------------------------

          PIMCO, the investment adviser to the Trust, is a subsidiary partnership of PIMCO Advisors L.P. ("PIMCO Advisors"). The general partner of PIMCO Advisors is PIMCO Partners, G.P., a general partnership between Pacific Investment Management Company, an indirect wholly-owned subsidiary of Pacific Mutual Life Insurance Company ("Pacific Mutual"), and PIMCO Partners LLC, a limited liability company controlled by the PIMCO Managing Directors.

          The directors and officers of PIMCO and their business and other connections are as follow:


Name                       Business and Other Connections
----                       ------------------------------
Allan, George C.           Vice President, PIMCO and PIMCO Management, Inc.

Arnold, Tamara J.          Vice President, PIMCO and PIMCO Management, Inc.

Barbi, Leslie A.           Vice President, PIMCO and PIMCO Management, Inc.

Benz, William R. II        Executive Vice President, PIMCO and PIMCO
                           Management, Inc.

Brynjolfsson, John B.      Vice President, PIMCO and PIMCO Management, Inc.

Name                       Business and Other Connections
----                       ------------------------------

Burns, R. Wesley           Executive Vice President, PIMCO and PIMCO
                           Management, Inc.; President of the Trust and PIMCO
                           Commercial Mortgage Securities Trust, Inc.; Executive
                           Vice President, PIMCO Funds: Multi-Manager Series;
                           Vice President Cash Accumulation Trust.

Cupps, Wendy W.            Vice President, PIMCO and PIMCO Management, Inc.

Daniels, Charles M. III    Executive Vice President, PIMCO and PIMCO
                           Management, Inc.

Dunn, Anita                Vice President, PIMCO and PIMCO Management, Inc.

Edington, David H.         Managing Director, PIMCO; Director and Managing
                           Director, PIMCO Management, Inc.; Director: Stocks
                           Plus Management, Inc.; Member of PIMCO Partners
                           LLC.

Ehlert, A. Benjamin        Executive Vice President, PIMCO and PIMCO
                           Management, Inc.

Ettl, Robert A.            Vice President, PIMCO and PIMCO Management, Inc.

Fitzgerald, Robert M.      Treasurer, PIMCO, PIMCO Management, Inc., Cadence
                           Capital Management, Inc., NFJ Management, Inc.,
                           Parametric Management Inc., and StocksPLUS Management
                           Inc.; Assistant Treasurer Cadence Capital Management;
                           Senior Vice President, Finance and Controller,
                           Columbus Circle Investors and Columbus Circle
                           Investors Management Inc.; Chief Financial Officer,
                           Senior Vice President-Finance and Controller, PIMCO
                           Advisors and PIMCO Funds Distribution Company.

Gross, William H.          Managing Director, PIMCO; Director and Managing
                           Director, PIMCO Management, Inc.; Director and Vice
                           President, StocksPLUS Management, Inc.; Senior Vice
                           President of the Trust; Member of Equity and Operating Boards, PIMCO Advisors; Member of PIMCO
                           Partners LLC.

Hague, John L.             Managing Director, PIMCO; Director and Managing
                           Director, PIMCO Management, Inc.; Member of PIMCO
                           Partners LLC.

Hally, Gordon C.           Executive Vice President, PIMCO and PIMCO
                           Management, Inc.

Hamalainen, Pasi M.        Vice President, PIMCO and PIMCO Management, Inc.

Name                       Business and Other Connections
----                       ------------------------------

Hardaway, John P.          Vice President, PIMCO and PIMCO Management, Inc.;
                           Treasurer of the Trust, PIMCO Funds: Multi-Manager
                           Series; PIMCO Commercial Mortgage Securities Trust,
                           Inc., and Cash Accumulation Trust.

Harris, Brent R.           Managing Director, PIMCO; Director and Managing
                           Director, PIMCO Management, Inc.; Director and Vice
                           President, StocksPLUS Management, Inc.; Trustee and
                           Chairman of the Trust and PIMCO Commercial Mortgage
                           Securities Trust, Inc.; Member of Operating Board,
                           PIMCO Advisors; Member of PIMCO Partners LLC.

Hodge, Douglas M.          Senior Vice President, PIMCO and PIMCO
                           Management, Inc.

Holden, Brent L.           Executive Vice President, PIMCO and PIMCO
                           Management, Inc.

Holloway, Dwight F., Jr.   Vice President, PIMCO and PIMCO Management, Inc.

Howe, Jane T.              Vice President, PIMCO and PIMCO Management, Inc.

Isberg, Margaret E.        Executive Vice President, PIMCO and PIMCO
                           Management, Inc.; Senior Vice President of the Trust.

Loftus, John S.            Executive Vice President, PIMCO and PIMCO
                           Management, Inc.; Vice President and Assistant
                           Secretary, StocksPLUS Management, Inc.

Meiling, Dean S.           Managing Director, PIMCO; Director and Managing
                           Director, PIMCO Management, Inc.; Vice President of the Trust and PIMCO Commercial Mortgage Securities
                           Trust, Inc.; Member of Operating Board, PIMCO
                           Advisors; Member of PIMCO Partners, LLC.

Muzzy, James F.            Managing Director, PIMCO; Director and Managing
                           Director, PIMCO Management, Inc.; Director and Vice
                           President, StocksPLUS Management, Inc.; Vice
                           President of the Trust; Member of Operating Board,
                           PIMCO Advisors; Member of PIMCO Partners LLC.

Otterbein, Thomas J.       Vice President, PIMCO and PIMCO Management, Inc.

Name                       Business and Other Connections
----                       ------------------------------

Podlich, William F. III    Managing Director, PIMCO; Director and Managing
                           Director, PIMCO Management, Inc.; Vice President,
                           PIMCO Commercial Mortgage Securities Trust, Inc.,
                           Member of Equity and Operating Boards, PIMCO
                           Advisors; Member of PIMCO Partners LLC.

Powers, William C.         Managing Director, PIMCO; Director and Managing
                           Director, PIMCO Management, Inc.; Senior Vice
                           President, PIMCO Commercial Mortgage Securities
                           Trust, Inc., Member of Operating Boards, PIMCO
                           Advisors; Member of PIMCO Partners LLC.

Rabinovitch, Frank B.      Managing Director, PIMCO; Director and Managing
                           Director, PIMCO Management, Inc.; Member of PIMCO
                           Partners LLC.

Rennie, Edward P.          Senior Vice President, PIMCO and PIMCO Management,
                           Inc.

Roney, Scott L.            Vice President, PIMCO and PIMCO Management, Inc.

Rosborough, Michael J.     Vice President, PIMCO and PIMCO Management, Inc.

Sargent, Jeffrey M.        Vice President, PIMCO, PIMCO Management, Inc., the
                           Trust, PIMCO Commercial Mortgage Securities Trust,
                           Inc. and PIMCO Funds: Multi-Manager Series.

Schmider, Ernest L.        Senior Vice President, Secretary, Chief
                           Administrative and Legal Officer, PIMCO and PIMCO
                           Management, Inc.; Vice President-Legal and Assistant
                           Secretary, PIMCO Advisors; Director and Assistant
                           Secretary, Assistant Treasurer, StocksPLUS
                           Management, Inc.

Scholey, Leland T.         Senior Vice President, PIMCO, PIMCO Management, Inc.
                           and the Trust.

Seliga, Denise C.          Vice President, PIMCO and PIMCO Management, Inc.

Seymour, Rita J.           Vice President, PIMCO and PIMCO Management, Inc.

Thomas, Lee R.             Executive Vice President, PIMCO and PIMCO Management,
                           Inc.

Name                       Business and Other Connections
----                       ------------------------------

Thompson, William S.       Chief Executive Officer and Managing Director, PIMCO;
  Jr.                      Director, Managing Director and Chief Executive
                           Officer, PIMCO Management, Inc.; Director and
                           President, StocksPLUS Management, Inc.; Vice
                           President of the Trust and PIMCO Commercial Mortgage
                           Securities Trust, Inc.; Member of Equity Board and
                           Operating Committee, and Chairman and Member of
                           Operating Board, PIMCO Advisors; Member of PIMCO
                           Partners LLC.

Trosky, Benjamin L.        Managing Director, PIMCO and PIMCO Management, Inc.;
                           Senior Vice President, PIMCO Commercial Mortgage
                           Securities Trust, Inc.; Member of PIMCO Partners
                           LLC.


Wagner, Teresa A.          Vice President, PIMCO, PIMCO Management, Inc., the
                           Trust, PIMCO Commercial Mortgage Securities Trust,
                           Inc. and PIMCO Funds: Multi-Manager Series; Vice
                           President and Assistant Clerk, Cash Accumulation
                           Trust.

Ward, Andrew C.            Vice President, PIMCO and PIMCO Management, Inc.;
                           Senior Vice President of the Trust.

Weil, Richard M.           Assistant Secretary, PIMCO, PIMCO Management, Inc.,
                           Columbus Circle Investors, Columbus Circle Investors
                           Management, Inc., Cadence Capital Management, Cadence
                           Capital Management, Inc., NFJ Management, Inc.,
                           Parametric Management, Inc. and PIMCO Funds
                           Distribution Company; Secretary, NFJ Investment
                           Group, Parametric Portfolio Associates, and
                           StocksPLUS Management, Inc.; Senior Vice President,
                           Legal Counsel, PIMCO, Vice President, PIMCO Funds:
                           Multi-Manager Series.

Willner, Ram               Vice President, PIMCO and PIMCO Management, Inc.

Wilsey, Kristen M.         Vice President of the Trust, PIMCO and PIMCO
                           Management, Inc.

Wood, George H.            Vice President, PIMCO and PIMCO Management, Inc.

Yetter, Michael A.         Vice President, PIMCO and PIMCO Management, Inc.


The address of PIMCO is 840 Newport Center Drive, Newport Beach, CA 92260.

The address of PIMCO Advisors, L.P. is 800 Newport Center Drive, Newport Beach, CA 92660.

The address of PIMCO Funds Distribution Company is 2187 Atlantic Street, Stamford, CT 06902.

Item 29.  Principal Underwriters
          ----------------------

          (a) PIMCO Funds Distribution Company (the "Distributor") serves as Distributor of Shares of the Trust. The Distributor also acts as the principal underwriter for PIMCO Funds: Multi-Manager
               Series. The Distributor is a wholly-owned subsidiary of PIMCO Advisors.

          (b)


Name and Principal              Positions and Offices      Positions and Offices
Business Address*                 with Underwriter            with Registrant
------------------              ---------------------      ---------------------



Booth, Jeffrey L.               Vice President                    None

Bosch, James D.                 Vice President                    None

Cvengros, William D.            Director                          None

Fitzgerald, Robert M.           Chief Financial Officer,          None
                                Treasurer

Gallagher, Michael J.           Vice President                    None

Gray, Ronald H.                 Vice President                    None

Janeczek, Edward W.             Senior Vice President             None

Kemraj, Jaishree B.             Asst. Vice President/
                                Asst. Controller                  None


Lynch, William E.               Regional Vice President           None

McCarthy, Jacqueline A.         Vice President                    None

McLaughlin, Richard J.          Vice President                    None

Meyers, Andrew J.               Executive Vice President          None


Moyer, Fiora                    Vice President                    None

Neugebauer, Phil J.             Vice President                    None

Pearlman, Joffrey H.            Vice President                    None

Name and Principal              Positions and Offices      Positions and Offices
Business Address*                 with Underwriter            with Registrant
------------------              ---------------------      ---------------------

Pisapia, Glynne                 Vice President                    None

Russell, Matthew M.             Vice President                    None

Schott, Newton B., Jr.          Executive Vice President/         None
                                Secretary, Director

Stone, David P.                 Vice President                    None

Thomas, William H., Jr.         Regional Vice President           None

Treadway, Stephen J.            Chairman and Director             None

Troyer, Paul H.                 Regional Vice President           None

Trumbore, Brian F.              Executive Vice President          None

Weil, Richard M.                Assistant Secretary               None
-------------

* The business address of all directors and officers of the Distributor is either 2187 Atlantic Street, Stamford, CT 06902 or 800 Newport Center Drive, Newport Beach, CA 92660.


     Item 30.  Location of Accounts and Records
               --------------------------------

               The account books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder will be maintained at the offices of Pacific Investment Management Company, 840 Newport Center Drive, Newport Beach, California 92660, Investors Fiduciary Trust Company, 127 West 10th Street, Kansas City, Missouri 64105, and Shareholder Services, Inc., P.O. Box 5866 Denver, Colorado 80217.


     Item 31.  Management Services
               -------------------

               Not applicable


     Item 32.  Undertakings
               ------------

               (a)  Not applicable.

               (b) Registrant undertakes to file a post-effective amendment, using financial statements which need not be certified, within four to six months from the effective date of Registrant's 1933 Act registration statement, or post-effective amendment thereto which provides for the addition of a new series of Registrant.

               (c) Registrant undertakes to furnish to each person to whom a prospectus is delivered with a copy of Registrant's latest annual report to shareholders upon request and without charge.

               (d) Registrant undertakes to call a meeting of shareholders for the purpose of considering the removal of a person serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of Registrant.

                                  SIGNATURES

       Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 33 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Washington in the District of Columbia on the 13th day of January, 1997.

                                  PIMCO FUNDS
                                 (Registrant)

                   By:
                      -------------------------------------
                              R. Wesley Burns*++++
                                      President

                     *By: /s/ Robert W. Helm
                         -----------------------------------
                         Robert W. Helm, as attorney-in-fact

       Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signature                            Title           Date

--------------------------           Trustee         January 13, 1997
Guilford C. Babcock*+

--------------------------           Trustee         January 13, 1997
Thomas P. Kemp*+

--------------------------           Trustee         January 13, 1997
Brent R. Harris*+++

--------------------------           Trustee         January 13, 1997
William J. Popejoy* +++++

--------------------------           Trustee         January 13, 1997
Vern O. Curtis*++++++

--------------------------           President       January 13, 1997
R. Wesley Burns*++++                 (Principal
                                     Executive
                                     Officer)

--------------------------           Treasurer       January 13, 1997
John P. Hardaway++*                  (Principal
                                     Financial
                                     and Accounting
                                     Officer)

*By: /s/ Robert W. Helm
    -------------------
    Robert W. Helm,
    as attorney-in-fact

     -------------------
     + Pursuant to power of attorney filed with Post-Effective Amendment No. 1 to Registration Statement No. 33-12113 on November 6, 1987.
     ++ Pursuant to power of attorney filed with Post-Effective Amendment No. 10 to Registration Statement No. 33-12113 on May 31, 1991.
     +++ Pursuant to power of attorney filed with Post-Effective Amendment No. 14 to Registration Statement No. 33-12113 on April 28, 1992.
     ++++ Pursuant to power of attorney filed with Post-Effective Amendment No. 20 to Registration Statement No. 33-12113 on June 1, 1995.
     +++++ Pursuant to power of attorney filed with Post-Effective Amendment No. 22 to Registration Statement No. 33-12113 on November 30, 1994.
     ++++++ Pursuant to power of attorney filed with Post-Effective Amendment No. 23 to Registration Statement No. 33-12113 on June 1, 1995.

                                  PIMCO Funds

                               INDEX TO EXHIBITS
                                   FILED WITH
                        POST-EFFECTIVE AMENDMENT NO. 33



EXHIBIT 1(xiii) Establishment and Designation of One Additional Series of Shares and Amended and Restated Establishment and Designation of Shares of Registrant (EDGAR EXHIBIT 99.B1(xiii))

EXHIBIT 1(xiv) Amended Designation of Five Existing Series of Registrant (EDGAR EXHIBIT 99.B1(xiv))

EXHIBIT 1(xv) Establishment and Designation of One Additional Series of Shares of Registrant (EDGAR EXHIBIT 99.B1(xv))

EXHIBIT 5(x) Form of Supplement to Investment Advisory Contract Relating to Global Bond Fund (EDGAR EXHIBIT 99.B5(x))

EXHIBIT 5(xi) Form of Supplement to Investment Advisory Contract Relating to Real Return Bond Fund (EDGAR EXHIBIT 99.B5(xi))

EXHIBIT 6(xi) Form of Supplement to Distribution Contract Relating to Real Return Bond Fund (EDGAR EXHIBIT 99.6(xi))

EXHIBIT 11(i)         Consent of Price Waterhouse LLP. (EDGAR EXHIBIT
                      99.B11(i)).

EXHIBIT 11(ii)        Consent of Coopers & Lybrand L.L.P. (EDGAR EXHIBIT
                      99.B11(ii)).

EXHIBIT 15(xiii)      Form of Amendment to Administration Agreement (EDGAR
                      EXHIBIT 99.B15(xiii))

EXHIBIT 17            Financial Data Schedule (EDGAR EXHIBIT 99.B27).